As filed with the Securities and Exchange Commission on March 22, 2018

File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

NUVEEN INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 257-8787

(Area Code and Telephone Number)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Title of securities being registered: Shares of beneficial interest, par value $0.01 per share, of the Registrant.

It is proposed that this filing will become effective on April 23, 2018 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Important Information for Shareholders of

Nuveen Symphony Large-Cap Growth Fund and

Nuveen Growth Fund

At a joint special meeting of shareholders of Nuveen Symphony Large-Cap Growth Fund (the “Symphony Large-Cap Growth Fund” or a “Target Fund”) and Nuveen Growth Fund (the “Growth Fund” or a “Target Fund”), each a series of Nuveen Investment Trust II (“NIT II”), you will be asked to vote on the reorganization of your fund into Nuveen Large Cap Growth Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust (“NIT”) (each, a “Reorganization”). The Target Funds and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

The Board of Trustees of NIT II, including the independent board members, unanimously recommends that shareholders of each Target Fund vote FOR the proposal.

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience we have provided the following brief overview of the matter to be voted on.

Q.	Why are the Reorganizations being proposed?

A.	As part of its ongoing review of the products it offers, Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, proposed the Reorganization of each Target Fund into the Acquiring Fund due to the similar strategies of the Funds and the operating cost savings and efficiencies expected to result from each Reorganization. The Adviser and the Board believe that the combined fund will recognize operating cost savings and operational efficiencies because the fixed costs involved with operating a fund will be spread across a larger asset base following each Reorganization, and the need to provide certain duplicative services to separate stand-alone funds will be eliminated. Before the effect of applicable fee waivers and/or expense reimbursements, this is expected to result in a decrease in total annual operating expenses for shareholders of the Growth Fund (as shareholders of the combined fund following the applicable Reorganization) and for holders of Class R3 shares of the Symphony Large-Cap Growth Fund (as holders of Class A shares of the combined fund following the applicable Reorganization) and no change in total annual operating expenses for holders of Class A shares, Class C shares and Class I shares of the Symphony Large-Cap Growth Fund (as shareholders of the combined fund following the applicable Reorganization). In addition, the Acquiring Fund’s expense cap following the Reorganizations, which will be in effect through July 31, 2020, will result in lower net annual operating expenses for shareholders of each Target Fund. In addition to considering the benefits to the Funds and their shareholders expected to result from the Reorganizations, the Board considered that the Adviser may realize certain efficiencies by no longer providing certain of these services to separate stand-alone funds. See “Reorganization of Each Target Fund into the Acquiring Fund—Approval of the Proposed Reorganizations by the Board of Trustees” at page 29 of the Joint Proxy Statement/Prospectus.

Q.	How will the Reorganizations affect my shares?

A.

Upon the closing of each Reorganization, shareholders of the applicable Target Fund will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder. Holders of Class A shares, Class C shares and Class I shares of each Target Fund will receive the same class of shares of the Acquiring Fund. Because the Acquiring Fund does not offer Class R3 shares, holders of Class R3 shares of each Target Fund will receive Class A shares of the Acquiring Fund.

Q.	Will Target Fund shareholders incur sales loads or contingent deferred sales charges on Acquiring Fund shares received in a Reorganization?

A.	The front-end sales load on Class A shares received in the Reorganization of each Target Fund into the Acquiring Fund will be waived. If your Target Fund shares are subject to a contingent deferred sales charge (“CDSC”), which may be the case for either Class A share purchases of $1 million or more which were not subject to a front-end sales load or Class C shares, the Acquiring Fund shares that you receive in your Target Fund’s Reorganization will be subject to a CDSC if they are redeemed within 18 months of the date you purchased your Target Fund Class A shares subject to a CDSC or within 12 months of the date you purchased your Target Fund Class C shares.

Q.	Are the Funds managed by the same sub-adviser?

A.	The Symphony Large-Cap Growth Fund is sub-advised by Symphony Asset Management, LLC (“Symphony”). The Growth Fund and the Acquiring Fund are sub-advised by Nuveen Asset Management, LLC (“Nuveen Asset Management”). The Symphony Large-Cap Growth Fund is managed by Gunther Stein, Ross Sakomoto, CFA and Marc Snyder. Each of the Growth Fund and the Acquiring Fund is managed by Robert C. Doll and Scott M. Tonneson. Both Mr. Doll and Mr. Tonneson will continue to serve as portfolio managers for the Acquiring Fund upon completion of one or both of the Reorganizations.

Q.	How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

A.	The investment objective of each Target Fund is to seek long-term capital appreciation, and the investment objective of the Acquiring Fund is long-term capital appreciation.

The Funds have similar principal investment strategies. Under normal market conditions, the Symphony Large-Cap Growth Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

Under normal market conditions, the Growth Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index. The Growth Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Under normal market conditions, the Acquiring Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2017, the range was $1.8 billion to $744.6 billion. Substantially all of the equity securities in which the Acquiring Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Growth Index, at the time of purchase. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. The Acquiring Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Because the Funds have similar principal investment strategies, the principal risks of investing in each Fund are similar, but there are some differences. An investment in the Acquiring Fund is subject to investment strategy risk related to its use of quantitative models and reliance on proprietary and third-party data and systems, whereas this is not a principal risk for an investment in either Target Fund. In addition, unlike the Target Funds, principal risks of the Acquiring Fund include frequent trading risk and, because the Acquiring Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund, futures contract risk. The Growth Fund is subject to certain additional principal risks (i.e., currency risk and non-U.S. investment risk) related to investments in non-U.S. issuers, which is not a principal strategy of the Acquiring Fund. See the section of the Joint Proxy Statement/Prospectus entitled “Comparison of the Funds—Risk Factors” for a comparison of, and additional information regarding, each Fund’s principal investment risks.

Although the Target Funds and the Acquiring Fund have similar principal investment strategies, the Funds’ portfolio managers employ different investment processes. Generally, the management of the Acquiring Fund’s investment portfolio is done in a manner that relies to a greater extent on quantitative techniques than the management of either Target Fund’s investment portfolio. Accordingly, there are differences in the portfolio compositions and holdings of the Funds.

A more detailed comparison of the investment objectives, policies and risks of the Funds is contained in the Joint Proxy Statement/Prospectus.

Q.	Will the portfolios of the Target Funds be repositioned as a result of the Reorganizations?

A.	Yes. In connection with the Reorganizations, it is estimated that approximately 47% (or $76,422,666) of the Symphony Large-Cap Growth Fund’s investment portfolio will be sold and that approximately 27% (or $14,429,616) of the Growth Fund’s investment portfolio will be sold. If such sales had occurred as of January 31, 2018, it is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $30,157 for the Symphony Large-Cap Growth Fund and approximately $3,285 for the Growth Fund, based on average commission rates normally paid by the Target Funds. These transaction costs represent expenses of a Target Fund that will not be subject to the Target Fund’s expense cap, if applicable, and will be borne by such Target Fund and indirectly borne by such Target Fund’s shareholders. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. If such sales occurred as of January 31, 2018, the sales would have resulted in realized gains of approximately $24.6 million (approximately $6.22 per share) for the Symphony Large-Cap Growth Fund and approximately $5.5 million (approximately $3.36 per share) for the Growth Fund.

Taking into account the repositioning of each Target Fund, the Acquiring Fund is not expected to sell a material portion (i.e., 5% or more of net assets) of either Target Fund’s assets received in a Reorganization in order to meet its investment policies and restrictions.

Q.	How will the Reorganizations impact fees and expenses?

A.	If the Reorganizations had taken place as of the date in the Fees and Expenses tables in the Joint Proxy Statement/Prospectus (the “Fees and Expenses Tables”), the pro forma total net operating expenses of the combined fund would have been lower than the total net operating expenses of each Target Fund for all share classes. The lower net operating expenses of the combined fund are based on an expense cap that is in place through July 31, 2020. If this expense cap is not renewed after the July 31, 2020 expiration date, net operating expenses of the Acquiring Fund could increase depending upon, among other things, the size of the Acquiring Fund at that time.

Pro forma amounts are estimated; actual operating expenses will vary based on asset size and other factors. See the section entitled “Comparison of the Funds—Fees and Expenses” in the Joint Proxy Statement/Prospectus for additional information.

Q.	Will the Reorganization of my Target Fund create a taxable event for me?

A.	No. The Reorganization of each Target Fund into the Acquiring Fund is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization of your Target Fund. Prior to the closing of each Target Fund’s Reorganization, the Target Fund expects to distribute all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to Target Fund shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account). The tax character of such distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. In addition, each Target Fund may recognize gains or losses as a result of portfolio sales effected prior to the applicable Reorganization, including sales anticipated in connection with the repositioning described above. Such gains or losses may increase or decrease the net capital gains or net investment income to be distributed by a Target Fund to its shareholders, and may increase or decrease a Target Fund’s capital loss carryfowards.

Q.	Who will bear the costs of the Reorganizations?

A.	Nuveen Fund Advisors or its affiliates (“Nuveen”) will absorb the costs of the Reorganizations, which are estimated to be approximately $340,000.

Q.	What is the timetable for the Reorganizations?

A.	If approved by Target Fund shareholders at the joint special meeting of shareholders on June 18, 2018, the Reorganization of each Target Fund into the Acquiring Fund is expected to occur at the close of business on August 24, 2018 or as soon as practicable thereafter.

The Reorganizations of the Target Funds into the Acquiring Fund are not contingent on each other, and it is possible that the Reorganization of one Target Fund into the Acquiring Fund takes place but the Reorganization of the other Target Fund into the Acquiring Fund does not.

General

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by the Target Fund, at [●] weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote in person, by mail, by telephone or over the Internet:

•

To vote in person, please attend the special meeting of shareholders and bring your photographic identification. If you hold your Target Fund shares through a bank, broker or other nominee, you must also bring satisfactory proof of ownership of those shares and a “legal proxy” from the nominee.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by each Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board of Trustees suggest that I vote?

A.	After careful consideration, the Board has agreed unanimously that the proposed Reorganization of each Target Fund into the Acquiring Fund is in the best interests of the Target Fund and recommends that you vote “FOR” the proposal. If shareholders do not approve the Reorganization of a Target Fund, the Board of Trustees will take such action as it deems to be in the best interests of that Target Fund, including continuing to operate the Fund as a stand-alone fund, liquidating the Fund or such other options the Board of Trustees may consider.

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Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its shareholder meeting or the vote on the issue, and your Fund will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[•], 2018

Dear Shareholders:

We are pleased to invite you to the joint special meeting of shareholders (the “Joint Special Meeting”) of Nuveen Symphony Large-Cap Growth Fund and Nuveen Growth Fund (each, a “Target Fund” and collectively, the “Target Funds”). The Joint Special Meeting is scheduled for June 18, 2018, at 2:00 p.m. Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606.

At the Joint Special Meeting, you will be asked to consider and approve a very important proposal for your fund. You are being asked to consider the reorganization of your fund into Nuveen Large Cap Growth Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” and each, a “Fund”) (each, a “Reorganization”).

Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, has proposed each Reorganization due to the similar strategies of the Funds and the operating cost savings and efficiencies expected to result from each Reorganization. The Adviser and the Board of Trustees of Nuveen Investment Trust II believe that the shareholders of each Target Fund will benefit from potential operating efficiencies and economies of scale that may be achieved by combining the Target Fund with the Acquiring Fund pursuant to the applicable Reorganization. In addition, the Acquiring Fund will have an expense cap in place that will result in lower net expenses for shareholders of each Target Fund following its Reorganization. The Board of Trustees believes the Reorganization of each Target Fund into the Acquiring Fund is in the best interests of the Target Fund and recommends that you vote “FOR” the proposed Reorganization for your Target Fund.

The attached Joint Proxy Statement/Prospectus has been prepared to give you information about the proposal.

All shareholders are cordially invited to attend the Joint Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Joint Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Joint Special Meeting in person and you are a record holder of a Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Joint Special Meeting in person and you hold your shares through a bank, broker or other nominee, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Joint Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Joint Special Meeting.

We appreciate your continued support and confidence in Nuveen and our family of funds.

Very truly yours,

Christopher M. Rohrbacher
Vice President and Secretary

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[•], 2018

NUVEEN SYMPHONY LARGE-CAP GROWTH FUND

NUVEEN GROWTH FUND

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 18, 2018

To the Shareholders:

Notice is hereby given that a joint special meeting of shareholders of Nuveen Symphony Large-Cap Growth Fund and Nuveen Growth Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of Nuveen Investment Trust II, a Massachusetts business trust, will be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on June 18, 2018, at 2:00 p.m. Central time (the “Joint Special Meeting”), for the purposes described below.

1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the applicable Target Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class I shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of such Target Fund; and (ii) the pro rata distribution of Class A, Class C, Class A and Class I shares of the Acquiring Fund to the holders of Class A, Class C, Class R3 and Class I shares of such Target Fund, respectively, in complete liquidation and termination of the Target Fund.

2.	To transact such other business as may properly come before the Joint Special Meeting.

Only shareholders of record as of the close of business on April 16, 2018 are entitled to vote at the Joint Special Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Joint Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Joint Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Joint Special Meeting in person and you are a record holder of a Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Joint Special Meeting in person and you hold your shares through a bank, broker or other nominee, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Joint Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Joint Special Meeting.

Very truly yours,

Christopher M. Rohrbacher

Vice President and Secretary

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED MARCH 22, 2018

JOINT PROXY STATEMENT/PROSPECTUS

DATED [•], 2018

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN SYMPHONY LARGE-CAP GROWTH FUND

and

NUVEEN GROWTH FUND

by

NUVEEN LARGE CAP GROWTH FUND

This Joint Proxy Statement/Prospectus is being furnished to shareholders of Nuveen Symphony Large-Cap Growth Fund (the “Symphony Large-Cap Growth Fund”) and Nuveen Growth Fund (the “Growth Fund”) (each, a “Target Fund” and collectively, the “Target Funds”), each a series of Nuveen Investment Trust II (“NIT II” or a “Trust”), a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), and relates to the joint special meeting of shareholders of the Target Funds to be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on June 18, 2018, at 2:00 p.m. Central time, and at any and all adjournments and postponements thereof (the “Joint Special Meeting”). This Joint Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of NIT II (the “Board of Trustees” or the “Trustees”) of proxies to be voted at the Joint Special Meeting. The purpose of the Joint Special Meeting is to allow the shareholders of each Target Fund to consider and vote on the proposed reorganization (each, a “Reorganization”) of such Target Fund into Nuveen Large Cap Growth Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust (“NIT” or a “Trust”). The Target Funds and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

If shareholders approve the Reorganization of their Target Fund and the Reorganization is completed, each Target Fund shareholder will receive shares of the Acquiring Fund with the same total value as the total value of the Target Fund shares exchanged by such shareholder. Holders of shares of a Target Fund will receive the same class of shares of the Acquiring Fund as they currently hold, except that holders of Class R3 shares of a Target Fund will receive Class A shares of the Acquiring Fund. The Board of Trustees has determined that the Reorganization of each Target Fund into the Acquiring Fund is in the best interests of that Target Fund. The address, principal executive office and telephone number of the Funds and each Trust is 333 West Wacker Drive, Chicago, Illinois 60606, (800) 257-8787.

The enclosed proxy and this Joint Proxy Statement/Prospectus are first being sent to shareholders of each Target Fund on or about [•], 2018. Shareholders of record as of the close of business on April 16, 2018 are entitled to vote at the Joint Special Meeting.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Joint Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of each Target Fund should know before voting on the Reorganization of their Target Fund (in effect, investing in Class A, Class C and Class I shares of the Acquiring Fund, as applicable) and constitutes an offering of Class A, Class C and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The Board of Trustees of each Target Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Joint Special Meeting is in the best interests of each Target Fund in light of the similar matters being considered and voted on by shareholders.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Joint Proxy Statement/Prospectus by reference and also accompany this Joint Proxy Statement/Prospectus:

(i)	the Acquiring Fund’s prospectus dated December 29, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 333-03715 and 811-07619); and

(ii)	the audited financial statements contained in the Acquiring Fund’s Annual Report, only insofar as they relate to the Acquiring Fund, for the fiscal year ended August 31, 2017 (File No. 811-07619).

The following documents contain additional information about the Funds and have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the Reorganization, dated [•], 2018 (the “Reorganization SAI”);

(ii)	the Symphony Large-Cap Growth Fund’s prospectus dated January 31, 2018, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the Symphony Large-Cap Growth Fund (File Nos. 333-33607 and 811-08333);

(iii)	the Symphony Large-Cap Growth Fund’s statement of additional information dated January 31, 2018, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the Symphony Large-Cap Growth Fund (File Nos. 333-33607 and 811-08333);

(iv)	the audited financial statements contained in the Symphony Large-Cap Growth Fund’s Annual Report, only insofar as they relate to the Symphony Large-Cap Growth Fund, for the fiscal year ended September 30, 2017 (File No. 811-08333); and

(v)	the Growth Fund’s prospectus dated December 29, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the Growth Fund (File Nos. 333-33607 and 811-08333);

(vi)	the Growth Fund’s statement of additional information dated December 29, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the Growth Fund (File Nos. 333-33607 and 811-08333);

ii

(vii)	the audited financial statements contained in the Growth Fund’s Annual Report, only insofar as they relate to the Growth Fund, for the fiscal year ended August 31, 2017 (File No. 811-08333); and

(viii)	the Acquiring Fund’s statement of additional information dated December 29, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 333-03715 and 811-07619).

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the “Large Cap Growth Fund Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Each Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by each Trust (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Joint Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

iii

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REORGANIZATION OF EACH TARGET FUND

INTO THE ACQUIRING FUND

Summary

The following is a summary of, and should be read in conjunction with, the more complete information contained in this Joint Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the form of Agreement and Plan of Reorganization. As discussed more fully below and elsewhere in this Joint Proxy Statement/Prospectus, the Board of Trustees believes the proposed Reorganization of each Target Fund into the Acquiring Fund is in the best interests of the Target Fund and that the interests of each Target Fund’s existing shareholders would not be diluted as a result of the Reorganization of that Target Fund. If shareholders of a Target Fund approve the Reorganization and it is completed, shareholders of that Target Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Joint Proxy Statement/Prospectus carefully together with the Acquiring Fund’s prospectus, which accompanies this Joint Proxy Statement/Prospectus and is incorporated herein by reference. See the section entitled “Comparison of the Funds” below for a comparison of investment policies, fees and expenses, and other matters. This Joint Proxy Statement/Prospectus constitutes an offering of Class A, Class C and Class I shares of the Acquiring Fund.

Background

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as the investment adviser to each of the Funds. The Adviser has proposed the Reorganization of each Target Fund into the Acquiring Fund due to the similar strategies of the Funds and the operating cost savings and efficiencies expected to result from each Reorganization.

The Reorganizations

This Joint Proxy Statement/Prospectus is being furnished to shareholders of each Target Fund in connection with the proposed combination of each Target Fund into the Acquiring Fund pursuant to the terms and conditions of separate Agreements and Plans of Reorganization entered into by (i) NIT II, on behalf of the applicable Target Fund, (ii) NIT, on behalf of the Acquiring Fund, and (iii) the Adviser (each, an “Agreement”).

Each Agreement provides for (i) the transfer of all the assets of the applicable Target Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Class A, Class C, Class A and Class I shares of the Acquiring Fund to the holders of Class A, Class C, Class R3 and Class I shares of such Target Fund, respectively, in complete liquidation and termination of the Target Fund.

If shareholders of a Target Fund approve that Target Fund’s Reorganization and it is completed, shareholders of that Target Fund will become shareholders of the Acquiring Fund, whether or not the other Reorganization is completed. With respect to the Reorganization of each Target Fund into the Acquiring Fund, the Board of Trustees of NIT II has determined that the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders will not be diluted as a result of the Reorganization. The Board of Trustees unanimously approved each Reorganization and each Agreement at a meeting held on February 27–March 1, 2018. The Board of Trustees recommends a vote “FOR” each Reorganization.

Nuveen Fund Advisors or its affiliates (“Nuveen”) will absorb the costs of the Reorganizations, which are estimated to be approximately $340,000.

The Board of Trustees is asking shareholders of each Target Fund to approve the Reorganization of that Target Fund into the Acquiring Fund at the Joint Special Meeting to be held on June 18, 2018. Approval of the Reorganization for each Target Fund requires the affirmative vote of the holders of a majority of the total number of the applicable Target Fund’s shares outstanding and entitled to vote. See “Voting Information and Requirements” below.

If shareholders of a Target Fund approve the Reorganization of that Target Fund into the Acquiring Fund, it is expected that the Reorganization will occur at the close of business on August 24, 2018 or such other date as agreed to by the parties (the “Closing Date”). If the Reorganization of a Target Fund is not approved, the Board of Trustees will take such action as it deems to be in the best interests of that Target Fund, including continuing to operate the Fund as a stand-alone Fund, liquidating the Fund or other options the Board of Trustees may consider. With respect to each Reorganization, the Closing Date may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, with respect to each Reorganization, either participating Fund may at its option terminate the applicable Agreement at or before the closing due to (i) a breach by the other Fund of any representation, warranty, or agreement contained in the Agreement to be performed at or before the closing, if not cured within 30 days, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board of Trustees of NIT or NIT II, as applicable, that the consummation of the transactions contemplated by the Agreement is not in the best interests of its Fund.

The Reorganizations of the Target Funds into the Acquiring Fund are not contingent on each other, and it is possible that the Reorganization of one Target Fund into the Acquiring Fund takes place but the Reorganization of the other Target Fund into the Acquiring Fund does not.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have identical procedures for purchasing, exchanging and redeeming shares for each share class except Class R3 shares, which are not offered by the Acquiring Fund. Each Target Fund offers four classes of shares: Class A, Class C, Class R3 and Class I shares. The Acquiring Fund offers four classes of shares: Class A, Class C, Class R6 and Class I shares. The corresponding classes of each Fund have the same investment eligibility criteria. Class R3 shares of each Target Fund are available only through certain retirement plans. Class R3 shareholders of each Target Fund will receive Class A shares of the Acquiring Fund in the applicable Reorganization. Class A shares of the Acquiring Fund are subject to lower distribution and service fees than Class R3 shares of either Target Fund. Unlike Class R3 shares, Class A shares are generally subject to an initial sales charge and investment minimums. However, such sales charge and investment minimums will not be applicable to Class A shares received in a Reorganization. In addition, Class R3 shareholders will be eligible to make subsequent purchases of Class A shares at net asset value if they are a qualified “employer-sponsored retirement plan” as defined in the Acquiring Fund’s prospectus under “How to Reduce Your Sales Charge—Class A Sales Charge Waivers.” Each Fund normally declares and pays income dividends and any taxable gains annually. See “Comparison of the Funds—Distribution, Purchase, Redemption, Exchange of Shares and Dividends” below for a more detailed discussion.

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Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing each Reorganization, the applicable Target Fund and the Acquiring Fund will receive an opinion from Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither participating Fund will recognize any gain or loss for federal income tax purposes as a direct result of a Reorganization. Prior to the close of regular trading on the New York Stock Exchange on the Closing Date, each Target Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes.

If the Reorganization of the Symphony Large-Cap Growth Fund had occurred as of January 31, 2018, it is estimated that approximately 47% (or $76,422,666) of that Fund’s investment portfolio would have been sold. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $30,157 for the Symphony Large-Cap Growth Fund, based on average commission rates normally paid by the Fund. If the Reorganization of the Growth Fund had occurred as of January 31, 2018, it is estimated that approximately 27% (or $14,429,616) of that Fund’s investment portfolio would have been sold. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $3,285 for the Growth Fund, based on average commission rates normally paid by the Fund. In each case, these transaction costs represent expenses of the applicable Target Fund that will not be subject to the Fund’s expense cap and will be borne by such Fund and indirectly borne by such Fund’s shareholders. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. With respect to the Symphony Large-Cap Growth Fund, if such sales occurred as of January 31, 2018, the sales would have resulted in realized gains of approximately $24.6 million (approximately $6.22 per share). With respect to the Growth Fund, if such sales occurred as of January 31, 2018, the sales would have resulted in realized gains of approximately $5.5 million (approximately $3.36 per share).

Taking into account the repositioning of each Target Fund, the Acquiring Fund is not expected to sell a material portion (i.e., 5% or more of net assets) of either Target Fund’s assets received in a Reorganization in order to meet its investment policies and restrictions.

For a more detailed discussion of the federal income tax consequences of the Reorganizations, please see “The Proposed Reorganizations—Material Federal Income Tax Consequences” below.

Risk Factors

In evaluating the Reorganization of your Target Fund, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization of your Target Fund is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s prospectus entitled “Principal Risks.”

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Because the Funds have similar principal investment strategies, the principal risks of investing in each Fund are similar, but there are some differences. An investment in the Acquiring Fund is subject to Investment Strategy Risk related to its use of quantitative models and reliance on proprietary and third-party data and systems, whereas this is not a principal risk for an investment in either Target Fund. In addition, unlike the Target Funds, the principal risks of investing in the Acquiring Fund include Frequent Trading Risk and, because the Acquiring Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund, Futures Contract Risk. An investment in the Growth Fund is subject to certain additional principal risks (i.e., Currency Risk, Non-U.S. Investment Risk) related to its investments in non-U.S. issuers, which is not a principal strategy of the Acquiring Fund. The following table provides a comparison of the types of investment risks associated with an investment in each Fund. A description of these principal investment risks is also provided below.

Principal Investment Risks	Symphony Large- Cap Growth Fund	Growth Fund	Acquiring Fund
Active Management Risk	X	X	X
Currency Risk	—	X	—
Cybersecurity Risk	X	X	X
Equity Security Risk	X	X	X
Frequent Trading Risk	—	—	X
Futures Contract Risk	—	—	X
Growth Stock Risk	X	X	X
Investment Strategy Risk	—	—	X
Large-Cap Stock Risk	X	X	X
Non-U.S. Investment Risk	—	X	—

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Currency Risk—Even though the non-U.S. securities held by the Fund are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations. Changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains or losses realized on the sale of securities.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or

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sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Non-U.S. Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

Comparison of the Funds

Investment Objectives

The investment objective of each Target Fund is to seek long-term capital appreciation, and the investment objective of the Acquiring Fund is long-term capital appreciation. The investment objective of each Fund may be changed without shareholder approval upon at least 60 days advance notice to shareholders of the applicable Fund.

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Principal Investment Strategies

The Funds have similar principal investment strategies in that each Fund invests primarily in equity securities of large-capitalization companies. Although the Target Funds and the Acquiring Fund have similar principal investment strategies, there are some differences, including differences in the way the Funds define large-capitalization companies. Additionally, the Funds’ portfolio managers employ different investment processes. Generally, the management of the Acquiring Fund’s investment portfolio is done in a manner that relies to a greater extent on quantitative techniques than the management of either Target Fund’s investment portfolio. Accordingly, the portfolio compositions and holdings of the Funds differ and the performance of the Funds will differ based on the performance of the underlying holdings of each Fund. The table below summarizes each Fund’s principal investment strategies and highlights relevant differences.

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Symphony Large- Cap Growth Fund	Growth Fund	Acquiring Fund	Differences
Principal Strategy:	Principal Strategy:	Principal Strategy:

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range.

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2017, the range was $1.8 billion to $744.6 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Growth Index, at the time of purchase.

Each Fund focuses on large capitalization companies, but their market capitalization definitions differ.

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Symphony Large- Cap Growth Fund	Growth Fund	Acquiring Fund	Differences
Non-U.S. Investments:	Non-U.S. Investments:	Non-U.S. Investments:
Not a principal strategy.	The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.	Not a principal strategy.	Neither the Symphony Large-Cap Growth Fund nor the Acquiring Fund invests in equity securities of non-U.S. issuers as a principal investment strategy, whereas the Growth Fund does.

Futures Contracts:	Futures Contracts:	Futures Contracts:
Not a principal strategy.	Not a principal strategy.	The Fund may enter into stock index futures to manage cash flow into and out of the Fund.	The Acquiring Fund may use stock index futures to manage cash flow.

Diversification:	Diversification:	Diversification:
The Fund is a diversified company under the 1940 Act.	The Fund is a diversified company under the 1940 Act.	The Fund is a diversified company under the 1940 Act.	No differences.

Additional Information Regarding Principal Investment Strategies for Symphony Large-Cap Growth Fund and Acquiring Fund.

Symphony Large-Cap Growth Fund. With respect to the Symphony Large-Cap Growth Fund, the goal of the portfolio construction process is to build a well-diversified portfolio that reflects the Fund’s benchmark, the Russell 1000® Growth Index, in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. The Symphony Large-Cap Growth Fund’s sub-adviser, Symphony Asset Management LLC (“Symphony” or a “Sub-Adviser”), utilizes a multi-faceted investment process that incorporates fundamental research, comprehensive market views and proactive risk management. Industry-focused analysts draw upon a broad range of resources to identify potential investments, including a top down macro-framework, fundamental bottom-up insights, quantitative analysis, valuation assessment and catalyst identification. Through this stock selection process, the team seeks to identify high quality companies with strong growth potential and attractive valuations. With the assistance of quantitative tools, the Sub-Adviser monitors the levels and types of risks in the portfolio and positions the portfolio based on its macroeconomic and market outlook.

Acquiring Fund. In managing the Acquiring Fund, the Acquiring Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management” or a “Sub-Adviser”), will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, Nuveen Asset Management will utilize risk management techniques to establish constraints on the amounts

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invested in individual securities and sectors. Nuveen Asset Management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

In evaluating the Reorganization of their Target Fund into the Acquiring Fund, shareholders should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section above entitled “Risk Factors.”

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds and the pro forma fees and expenses of the combined Fund under the following three scenarios: (1) assuming that only the Reorganization of the Symphony Large-Cap Growth Fund into the Acquiring Fund takes place, (2) assuming that only the Reorganization of the Growth Fund into the Acquiring Fund takes place and (3) assuming that the Reorganizations of both Target Funds into the Acquiring Fund take place. The three scenarios are presented because the Reorganization of the Symphony Large-Cap Growth Fund into the Acquiring Fund and the Reorganization of the Growth Fund into the Acquiring Fund are not contingent on each other, and it is possible that the Reorganization of one Target Fund into the Acquiring Fund takes place but the Reorganization of the other Target Fund into the Acquiring Fund does not.

Shareholder fees reflect the fees currently in effect for each Fund. Annual Fund Operating Expenses reflect the expenses of the Symphony Large-Cap Growth Fund for its fiscal year ended September 30, 2017 and the expenses of each of the Growth Fund and the Acquiring Fund for their fiscal years ended August 31, 2017. Fee Waivers and/or Expense Reimbursements of the Acquiring Fund have been restated to reflect the Acquiring Fund’s expense cap that is currently in effect. Fee Waivers and/or Expense Reimbursements of the Acquiring Fund Pro Forma (Symphony Large-Cap Growth Fund Reorganization), Acquiring Fund Pro Forma (Growth Fund Reorganization) and Acquiring Fund Pro Forma (Both Reorganizations) have been restated to reflect the Acquiring Fund’s expense cap that will be in effect following the Reorganizations. The pro forma fees and expenses of the combined fund are based on the amounts shown in the table for each Fund, assuming the applicable Reorganization(s) occurred as of August 31, 2017. Class R3 shareholders of each Target Fund will receive Class A shares of the Acquiring Fund in the Reorganization.

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Shareholder Fees

(fees paid directly from your investment)

	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund	Acquiring Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)
Class A(1)	5.75%	5.75%	5.75%	5.75%
Class C	None	None	None	None
Class R3	None	None	N/A	N/A
Class I	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)(2)
Class A	None	None	None	None
Class C	1.00%	1.00%	1.00%	1.00%
Class R3	None	None	N/A	N/A
Class I	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
Class A	None	None	None	None
Class C	None	None	None	None
Class R3	None	None	N/A	N/A
Class I	None	None	None	None
Exchange Fee
Class A	None	None	None	None
Class C	None	None	None	None
Class R3	None	None	N/A	N/A
Class I	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)(3)
Class A	$15	$15	$15	$15
Class C	$15	$15	$15	$15
Class R3	None	None	N/A	N/A
Class I	$15	$15	$15	$15

(1)	No front-end sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganization. In the event that Class A shares exchanged in the Reorganization were subject to a deferred sales charge, a deferred sales charge will apply to Class A Acquiring Fund shares received in the Reorganization based on the date of purchase of your Target Fund shares. Additional information regarding sales load waivers for Class A shares can be found in the Acquiring Fund’s prospectus under “How to Reduce Your Sales Charge—Class A Sales Charge Waivers.”
(2)	Class C shares are subject to a contingent deferred sales charge if redeemed within 12 months of purchase. Class A share purchases of $1 million or more which were not subject to a front-end sales load are subject to a contingent deferred sales charge if redeemed within 18 months of purchase. For shares received in the Reorganization, such charge will be applied to Class C and Class A shares redeemed within 12 months and 18 months, respectively, of purchase of your Target Fund shares.
(3)	Fee applies to the following types of accounts under $1,000 held directly with a Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Symphony Large-Cap Growth Fund

	Symphony Large- Cap Growth Fund	Acquiring Fund(1)		Acquiring Fund Pro Forma (Symphony Large- Cap Growth Fund Reorganization)(1)
Management Fees
Class A	0.66%	0.68%		0.67%
Class C	0.66%	0.68%		0.67%
Class R3	0.66%	N/A		0.67	%(2)
Class I	0.66%	0.68%		0.67%
Distribution and Service (12b-1) Fees
Class A	0.25%	0.25%		0.25%
Class C	1.00%	1.00%		1.00%
Class R3	0.50%	N/A		0.25	%(2)
Class I	0.00%	0.00%		0.00%
Other Expenses
Class A	0.22%	0.24%		0.21%
Class C	0.22%	0.24%		0.21%
Class R3	0.22%	N/A		0.21	%(2)
Class I	0.22%	0.24%		0.21%
Total Annual Fund Operating Expenses
Class A	1.13%	1.17%		1.13%
Class C	1.88%	1.92%		1.88%
Class R3	1.38%	N/A		1.13	%(2)
Class I	0.88%	0.92%		0.88%
Fee Waivers and/or Expense Reimbursements
Class A	—	(0.16	)%(3),(4)	(0.15	)%(5)
Class C	—	(0.16	)%(3),(4)	(0.15	)%(5)
Class R3	—	N/A		(0.15	)%(2),(5)
Class I	—	(0.16	)%(3),(4)	(0.15	)%(5)
Total Annual Fund Operating Expenses—After Fee Waivers and/or Expense Reimbursements
Class A	1.13%	1.01%		0.98%
Class C	1.88%	1.76%		1.73%
Class R3	1.38%	N/A		0.98	%(2)
Class I	0.88%	0.76%		0.73%

(1)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). Figures for the Acquiring Fund and the Acquiring Fund Pro Forma reflect the effects on the fees and expenses attributable to each class of shares of the Acquiring Fund resulting from the Prior Reorganization.
(2)	The Acquiring Fund Pro Forma information for Class R3 shares is the information applicable to Class A shares because Class R3 shareholders of the Target Fund will receive Class A shares in the Reorganization. The combined fund will not issue Class R3 shares in the Reorganization.
(3)	Fee Waivers and/or Expense Reimbursements for the Acquiring Fund have been restated to reflect current expense caps.
(4)	Nuveen Fund Advisors has agreed to waive fees and/or reimburse Acquiring Fund expenses through July 31, 2019 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Acquiring Fund shares. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT.

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(5)	Following the Reorganization, Nuveen Fund Advisors has agreed to waive fees and/or reimburse the combined fund’s expenses through July 31, 2020 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Acquiring Fund shares. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT.

Growth Fund

	Growth Fund		Acquiring Fund(1)		Acquiring Fund Pro Forma (Growth Fund Reorganization)(1)
Management Fees
Class A	0.66%		0.68%		0.67%
Class C	0.66%		0.68%		0.67%
Class R3	0.66%		N/A		0.67	%(2)
Class I	0.66%		0.68%		0.67%
Distribution and Service (12b-1) Fees
Class A	0.25%		0.25%		0.25%
Class C	1.00%		1.00%		1.00%
Class R3	0.50%		N/A		0.25	%(2)
Class I	0.00%		0.00%		0.00%
Other Expenses
Class A	0.40%		0.24%		0.24%
Class C	0.40%		0.24%		0.24%
Class R3	0.41%		N/A		0.24	%(2)
Class I	0.40%		0.24%		0.24%
Total Annual Fund Operating Expenses
Class A	1.31%		1.17%		1.16%
Class C	2.06%		1.92%		1.91%
Class R3	1.57%		N/A		1.16	%(2)
Class I	1.06%		0.92%		0.91%
Fee Waivers and/or Expense Reimbursements
Class A	(0.29	)%(3)	(0.16	)%(4),(5)	(0.17	)%(6)
Class C	(0.29	)%(3)	(0.16	)%(4),(5)	(0.17	)%(6)
Class R3	(0.30	)%(3)	N/A		(0.17	)%(2),(6)
Class I	(0.29	)%(3)	(0.16	)%(4),(5)	(0.17	)%(6)
Total Annual Fund Operating Expenses—After Fee Waivers and/or Expense Reimbursements
Class A	1.02%		1.01%		0.99%
Class C	1.77%		1.76%		1.74%
Class R3	1.27%		N/A		0.99	%(2)
Class I	0.77%		0.76%		0.74%

(1)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). Figures for the Acquiring Fund and the Acquiring Fund Pro Forma reflect the effects on the fees and expenses attributable to each class of shares of the Acquiring Fund resulting from the Prior Reorganization.
(2)	The Acquiring Fund Pro Forma information for Class R3 shares is the information applicable to Class A shares because Class R3 shareholders of the Target Fund will receive Class A shares in the Reorganization. The combined fund will not issue Class R3 shares in the Reorganization.
(3)	Nuveen Fund Advisors has agreed to waive fees and/or reimburse Growth Fund expenses through July 31, 2019 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% (1.40% after July 31, 2019) of the average daily net assets of any class of Growth Fund shares. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT II.
(4)	Fee Waivers and/or Expense Reimbursements for the Acquiring Fund have been restated to reflect current expense caps.

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(5)	Nuveen Fund Advisors has agreed to waive fees and/or reimburse Acquiring Fund expenses through July 31, 2019 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Acquiring Fund shares. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT.
(6)	Following the Reorganization, Nuveen Fund Advisors has agreed to waive fees and/or reimburse the combined fund’s expenses through July 31, 2020 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Acquiring Fund shares. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT.

Both Reorganizations

	Symphony Large- Cap Growth Fund	Growth Fund		Acquiring Fund(1)		Acquiring Fund Pro Forma (Both Reorganizations)(1)
Management Fees
Class A	0.66%	0.66%		0.68%		0.66%
Class C	0.66%	0.66%		0.68%		0.66%
Class R3	0.66%	0.66%		N/A		0.66	%(2)
Class I	0.66%	0.66%		0.68%		0.66%
Distribution and Service (12b-1) Fees
Class A	0.25%	0.25%		0.25%		0.25%
Class C	1.00%	1.00%		1.00%		1.00%
Class R3	0.50%	0.50%		N/A		0.25	%(2)
Class I	0.00%	0.00%		0.00%		0.00%
Other Expenses
Class A	0.22%	0.40%		0.24%		0.22%
Class C	0.22%	0.40%		0.24%		0.22%
Class R3	0.22%	0.41%		N/A		0.22	%(2)
Class I	0.22%	0.40%		0.24%		0.22%
Total Annual Fund Operating Expenses
Class A	1.13%	1.31%		1.17%		1.13%
Class C	1.88%	2.06%		1.92%		1.88%
Class R3	1.38%	1.57%		N/A		1.13	%(2)
Class I	0.88%	1.06%		0.92%		0.88%
Fee Waivers and/or Expense Reimbursements
Class A	—	(0.29	)%(3)	(0.16	)%(4),(5)	(0.15	)%(6)
Class C	—	(0.29	)%(3)	(0.16	)%(4),(5)	(0.15	)%(6)
Class R3	—	(0.30	)%(3)	N/A		(0.15	)%(2),(6)
Class I	—	(0.29	)%(3)	(0.16	)%(4),(5)	(0.15	)%(6)

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	Symphony Large- Cap Growth Fund	Growth Fund	Acquiring Fund(1)	Acquiring Fund Pro Forma (Both Reorganizations)(1)
Total Annual Fund Operating Expenses—After Fee Waivers and/or Expense Reimbursements
Class A	1.13%	1.02%	1.01%	0.98%
Class C	1.88%	1.77%	1.76%	1.73%
Class R3	1.38%	1.27%	N/A	0.98	%(2)
Class I	0.88%	0.77%	0.76%	0.73%

(1)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). Figures for the Acquiring Fund and the Acquiring Fund Pro Forma reflect the effects on the fees and expenses attributable to each class of shares of the Acquiring Fund resulting from the Prior Reorganization.
(2)	The Acquiring Fund Pro Forma information for Class R3 shares is the information applicable to Class A shares because Class R3 shareholders of the Target Fund will receive Class A shares in the Reorganization. The combined fund will not issue Class R3 shares in the Reorganization.
(3)	Nuveen Fund Advisors has agreed to waive fees and/or reimburse Growth Fund expenses through July 31, 2019 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% (1.40% after July 31, 2019) of the average daily net assets of any class of Growth Fund shares. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT II.
(4)	Fee Waivers and/or Expense Reimbursements for the Acquiring Fund have been restated to reflect current expense caps.
(5)	Nuveen Fund Advisors has agreed to waive fees and/or reimburse Acquiring Fund expenses through July 31, 2019 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Acquiring Fund shares. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT.
(6)	Following the Reorganization, Nuveen Fund Advisors has agreed to waive fees and/or reimburse the combined fund’s expenses through July 31, 2020 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Acquiring Fund shares. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT.

Examples

The examples below are intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined Fund under the following three scenarios: (1) assuming that only the Reorganization of the Symphony Large-Cap Growth Fund into the Acquiring Fund takes place, (2) assuming that only the Reorganization of the Growth Fund into the Acquiring Fund takes place and (3) assuming that the Reorganizations of both Target Funds into the Acquiring Fund take place. The examples assume you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then either redeem or do not redeem your shares at the end of a period. The examples assume that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. The Symphony Large-Cap Growth Fund’s, the Growth Fund’s, the Acquiring Fund’s and the Acquiring Fund Pro Forma’s fee waivers and expense reimbursements in the examples below are taken into account for the periods stated in the table above assuming an effective date as of September 1, 2018 (the first day of the month following the expected closing of the Reorganization(s)). These amounts are estimated; actual operating expenses will vary based on asset size and other factors.

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The examples below assume that you sell your shares at the end of a period, but the estimated costs are the same if you do not sell your shares at the end of a period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Symphony Large-Cap Growth Fund

	Symphony Large- Cap Growth Fund	Acquiring Fund	Acquiring Fund Pro Forma (Symphony Large- Cap Growth Fund Reorganization)
1 Year
Class A	$684	$673	$669
Class C	$191	$180	$176
Class R3	$140	N/A	$100	(1)
Class I	$90	$79	$75
3 Years
Class A	$913	$912	$886
Class C	$591	$589	$562
Class R3	$437	N/A	$330	(1)
Class I	$281	$279	$251
5 Years
Class A	$1,161	$1,168	$1,135
Class C	$1,016	$1,023	$989
Class R3	$755	N/A	$594	(1)
Class I	$488	$495	$459
10 Years
Class A	$1,871	$1,901	$1,846
Class C	$2,201	$2,231	$2,177
Class R3	$1,657	N/A	$1,348	(1)
Class I	$1,084	$1,118	$1,057

(1)	The Acquiring Fund Pro Forma information for Class R3 shares is the information applicable to Class A shares because Class R3 shareholders of the Target Fund will receive Class A shares in the Reorganizations. The combined fund will not issue Class R3 shares in the Reorganizations.

Growth Fund

	Growth Fund	Acquiring Fund	Acquiring Fund Pro Forma (Growth Fund Reorganization)
1 Year
Class A	$675	$673	$670
Class C	$182	$180	$177
Class R3	$132	N/A	$101	(1)
Class I	$81	$79	$76
3 Years
Class A	$942	$912	$891
Class C	$620	$589	$568
Class R3	$469	N/A	$335	(1)
Class I	$311	$279	$257

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	Growth Fund	Acquiring Fund	Acquiring Fund Pro Forma (Growth Fund Reorganization)
5 Years
Class A	$1,228	$1,168	$1,146
Class C	$1,084	$1,023	$1,001
Class R3	$829	N/A	$606	(1)
Class I	$559	$495	$471
10 Years
Class A	$2,041	$1,901	$1,875
Class C	$2,369	$2,231	$2,206
Class R3	$1,844	N/A	$1,379	(1)
Class I	$1,270	$1,118	$1,089

(1)	The Acquiring Fund Pro Forma information for Class R3 shares is the information applicable to Class A shares because Class R3 shareholders of the Target Fund will receive Class A shares in the Reorganizations. The combined fund will not issue Class R3 shares in the Reorganizations.

Both Reorganizations

	Symphony Large- Cap Growth Fund	Growth Fund	Acquiring Fund	Acquiring Fund Pro Forma (Both Reorganizations)
1 Year
Class A	$684	$675	$673	$669
Class C	$191	$182	$180	$176
Class R3	$140	$132	N/A	$100	(1)
Class I	$90	$81	$79	$75
3 Years
Class A	$913	$942	$912	$886
Class C	$591	$620	$589	$562
Class R3	$437	$469	N/A	$330	(1)
Class I	$281	$311	$279	$251
5 Years
Class A	$1,161	$1,228	$1,168	$1,135
Class C	$1,016	$1,084	$1,023	$989
Class R3	$755	$829	N/A	$594	(1)
Class I	$488	$559	$495	$459
10 Years
Class A	$1,871	$2,041	$1,901	$1,846
Class C	$2,201	$2,369	$2,231	$2,177
Class R3	$1,657	$1,844	N/A	$1,348	(1)
Class I	$1,084	$1,270	$1,118	$1,057

(1)	The Acquiring Fund Pro Forma information for Class R3 shares is the information applicable to Class A shares because Class R3 shareholders of the Target Fund will receive Class A shares in the Reorganizations. The combined fund will not issue Class R3 shares in the Reorganizations.

The expense example figures above reflect the imposition of the maximum sales charge (load) imposed on purchases of Class A shares, and these figures are applicable to purchases of Acquiring Fund shares made after completion of the Reorganization(s). However, no sales charge will be imposed on Class A shares of the Acquiring Fund that are received in connection with the

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Reorganizations. Based on the assumptions described above, and removing the effect of the sales charge, your costs of investing in Class A shares received in connection with the Reorganization would be:

Class A Shares	Acquiring Fund Pro Forma (Symphony Large-Cap Growth Fund Reorganization)	Acquiring Fund Pro Forma (Growth Fund Reorganization)	Acquiring Fund Pro Forma (Both Reorganizations)
1 Year	$100	$101	$100
3 Years	$330	$335	$330
5 Years	$594	$606	$594
10 Years	$1,348	$1,379	$1,348

Performance Information

The total returns of each Fund for the periods ended December 31, 2017, based on historical fees and expenses for each period, are set forth in the bar charts and tables below.

The bar charts below illustrate calendar year returns for each Fund’s Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar charts and the highest/lowest quarterly return information that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

The tables below illustrate average annual total returns for 1, 5, and 10 year periods ended December 31, 2017 for each Target Fund and for the 1 year and since-inception periods ended December 31, 2017 for the Acquiring Fund. The tables also show how each Fund’s performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives. This information is intended to help you assess the variability of Fund returns (and consequently, the potential risks of a Fund investment).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for Class C, Class R3 and Class I shares will vary. Returns for market indices do not include operating expenses, which are deducted from Fund returns, or taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-advantaged accounts, such as IRAs or employer-sponsored retirement plans; but such investors generally are subject to tax on withdrawals from such accounts.

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Both the bar charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers and operating expense limitations, if any, in effect during the periods presented. If any such fee waivers and expense limitations were not in place, performance would be reduced. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

Symphony Large-Cap Growth Fund—Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the periods shown in the bar chart, the Symphony Large-Cap Growth Fund’s Class A highest and lowest calendar quarter returns were 17.05% and -23.09%, respectively, for the quarters ended March 31, 2012 and December 31, 2008.

Growth Fund—Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

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During the periods shown in the bar chart, the Growth Fund’s Class A highest and lowest calendar quarter returns were 13.46% and -21.00%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

Acquiring Fund—Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the periods shown in the bar chart, the Acquiring Fund’s Class A highest and lowest calendar quarter returns were 6.94% and -8.37%, respectively, for the quarters ended December 31, 2017 and September 30, 2015.

	Average Annual Total Returns for the Periods Ended December 31, 2017
Symphony Large-Cap Growth Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R3)
Class A (return before taxes)	12/15/06	22.02%	13.80%	9.31%	N/A
Class A (return after taxes on distributions)		20.04%	12.47%	8.47%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		14.10%	10.86%	7.50%	N/A
Class C (return before taxes)	12/15/06	28.46%	14.29%	9.14%	N/A
Class R3 (return before taxes)	9/29/09	29.09%	14.87%	N/A	14.85%
Class I (return before taxes)	12/15/06	29.73%	15.44%	10.22%	N/A

Russell 1000® Growth Index(1) (reflects no deduction for fees, expenses or taxes)		30.21%	17.33%	10.02%	15.62%
Lipper Large-Cap Growth Funds Category Average(2) (reflects no deduction for taxes or sales loads)		29.58%	15.69%	8.44%	13.81%

(1)	An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Category.

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	Average Annual Total Returns for the Periods Ended December 31, 2017
Growth Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R3)
Class A (return before taxes)	3/28/06	18.43%	14.15%	7.29%	N/A
Class A (return after taxes on distributions)		16.41%	12.08%	6.31%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		11.66%	10.98%	5.73%	N/A
Class C (return before taxes)	3/28/06	24.71%	14.65%	7.12%	N/A
Class R3 (return before taxes)	3/03/09	25.40%	15.23%	N/A	16.15%
Class I (return before taxes)	3/28/06	25.97%	15.80%	8.20%	N/A

Russell 1000® Growth Index(1) (reflects no deduction for fees, expenses or taxes)		30.21%	17.33%	10.02%	16.20%
Lipper Large-Cap Growth Funds Category Average(2) (reflects no deduction for taxes or sales loads)		29.58%	15.69%	8.44%	14.46%

(1)	An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Category.

	Average Annual Total Returns for the Periods Ended December 31, 2017
Acquiring Fund	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	16.50%	12.93%
Class A (return after taxes on distributions)		14.04%	11.56%
Class A (return after taxes on distributions and sale of Fund shares)		10.61%	9.84%
Class C (return before taxes)	6/17/13	22.65%	13.56%
Class R6 (return before taxes)	6/30/16	23.91%	24.06%
Class I (return before taxes)	6/17/13	23.91%	14.69%

Russell 1000® Growth Index(1) (reflects no deduction for fees, expenses or taxes)		30.21%	15.80%
Lipper Multi-Cap Core Funds Category Average(2) (reflects no deduction for taxes or sales loads)		19.47%	11.53%

(1)	An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Category.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During their most recent fiscal years, the Funds had the following portfolio turnover rates:

Fund	Fiscal Year Ended	Rate
Symphony Large-Cap Growth Fund	9/30/17	54%
Growth Fund	8/31/17	55%
Acquiring Fund	8/31/17	136%

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Fundamental Investment Restrictions

The Funds have fundamental investment restrictions, set forth below, that are identical. These fundamental investment restrictions, together with the investment objective of each of the Symphony Large-Cap Growth Fund and the Growth Fund (but not the Acquiring Fund), may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting shares. As a fundamental policy, each Fund is diversified, as explained in (1) below. Each Fund has adopted a policy of not concentrating its investments in any industry, as explained in (8) below.

Fundamental Investment Restrictions (All Funds)

Each of the Symphony Large-Cap Growth Fund, the Growth Fund and the Acquiring Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1)	With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2)	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(3)	Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(5)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(6)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)	Issue senior securities, except as permitted under the 1940 Act.

(8)	Purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

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For each Fund, except with respect to the limitation set forth in number (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For each Fund, for purposes of applying the limitations set forth in numbers (2) and (7) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. No exemptive orders have been issued with respect to the limitation set forth in number (2).

For each Fund, for purposes of applying the limitation set forth in number (4) above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, if the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. No exemptive orders have been issued with respect to the limitation set forth in number (4).

For each Fund, for purposes of applying the limitation set forth in number (8) above, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users, the securities will be deemed to be from the industry of that non-governmental user. To the extent a Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (8) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

Investment Adviser and Sub-Advisers

Each Fund is managed by Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), which offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is

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located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2017, Nuveen, LLC managed approximately $906 billion in assets, of which approximately $130 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Symphony Asset Management LLC (previously defined as “Symphony” or a “Sub-Adviser”), located at 555 California Street, Suite 2975, San Francisco, California 94104, to serve as the sub-adviser to the Symphony Large-Cap Growth Fund. Symphony manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or a “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each of the Growth Fund and the Acquiring Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management will continue to serve as the sub-adviser to the Acquiring Fund following the Reorganization(s).

Portfolio Managers of the Symphony Large-Cap Growth Fund

Gunther Stein and Ross Sakamoto, CFA, of Symphony have served as portfolio managers of the Symphony Large-Cap Growth Fund since July 2010. Marc Snyder of Symphony has served as a portfolio manager of the Symphony Large-Cap Growth Fund since August 2015.

Gunther Stein is Chief Investment Officer, Chief Executive Officer and Co-Portfolio Manager at Symphony and has over 30 years of investment experience. Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research efforts, and overseeing firm trading.

Ross Sakamoto, CFA, Co-Director of Equity and Co-Portfolio Manager, has been responsible for co-heading Symphony’s equity investment strategies since 2010.

Marc Snyder, Co-Director of Equity and Co-Portfolio Manager, is a member of the equity team at Symphony. His responsibilities include portfolio management and fundamental research for Symphony’s equity strategies, concentrating on the financial sector.

Portfolio Managers of the Growth Fund and the Acquiring Fund

Robert C. Doll has served as a portfolio manager of the Growth Fund since December 2012 and of the Acquiring Fund since June 2013. Scott M. Tonneson has served as a portfolio manager of the Growth Fund and the Acquiring Fund since December 2015. Mr. Doll and Mr. Tonneson will continue to manage the Acquiring Fund following the Reorganizations.

Robert C. Doll, CFA, joined Nuveen Asset Management on November 26, 2012, as Senior Portfolio Manager and Chief Equity Strategist. Prior to joining Nuveen Asset Management, Mr. Doll most recently was a Senior Advisor to BlackRock Advisors, LLC (“BlackRock”) from July 2012 to

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November 2012 and prior thereto served as BlackRock’s Chief Equity Strategist for Fundamental Equities from January 2009 to June 2012 and Head of Equities from October 2006 to December 2008.

Scott M. Tonneson, CFA, entered the financial services industry in 1994 and joined Nuveen Asset Management in 2007.

For a complete description of the advisory services provided to each Target Fund and the Acquiring Fund, see the section of each Fund’s prospectus entitled “Who Manages the Funds” and the sections of the Fund’s statement of additional information entitled “Investment Adviser” and “Sub-Adviser.” Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Target Fund or the Acquiring Fund, as applicable, is provided in each Fund’s statement of additional information.

Advisory and Other Fees

Pursuant to an investment management agreement between NIT II and Nuveen Fund Advisors, on behalf of the Symphony Large-Cap Growth Fund and the Growth Fund, and a separate investment management agreement between NIT and Nuveen Fund Advisors, on behalf of the Acquiring Fund, each Fund pays Nuveen Fund Advisors fund-level fees, payable monthly, at the annual rates set forth below:

Current Fund-Level Management Fee Schedule—Each Fund

Average Daily Net Assets	Annual Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For the next $2.5 billion	0.4000%
For the next $2.5 billion	0.3875%
For net assets over $10 billion	0.3750%

In addition to the fund-level fee, each Fund pays Nuveen Fund Advisors a complex-level fee. The maximum complex-level fee is an annual rate of 0.20% of the Fund’s average daily net assets, based upon complex-level “eligible assets” of up to $55 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee rate plus 0.20%. As complex-level eligible assets increase, the complex-level fee rate decreases pursuant to a breakpoint schedule. Each Fund’s complex-level fee rate is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred shares and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

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Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American funds effective January 1, 2011. If only one but not both of the Reorganizations is completed, management fees will be higher for the combined Fund than for the applicable Target Fund because certain assets of the Acquiring Fund acquired in the Prior Reorganization are not “eligible assets.” As of August 31, 2017 the effective complex-level fee rate was 0.1599% for each Fund.

Each Target Fund’s investment management agreement and sub-advisory agreement were last approved for continuance by the Board of Trustees of NIT II, and the Acquiring Fund’s investment management agreement and sub-advisory agreement were last approved for continuance by the Board of Trustees of NIT, at an in-person meeting held on May 23–25, 2017. Information regarding the Board of Trustees’ considerations in determining to approve continuation of the investment management agreement and sub-advisory agreement (i) for the Symphony Large-Cap Growth Fund are available in that Fund’s Annual Report for the fiscal year ended September 30, 2017, and (ii) for each of the Growth Fund and the Acquiring Fund are available in the Annual Report for that Fund for the fiscal year ended August 31, 2017.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse operating expenses of the Symphony Large-Cap Growth Fund through July 31, 2019 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.93% of the average daily net assets of any class of Symphony Large-Cap Growth Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of NIT II.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse operating expenses of the Growth Fund through July 31, 2019 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% of the average daily net assets of any class of Growth Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of NIT II.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse operating expenses of the Acquiring Fund through July 31, 2019 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Acquiring Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of NIT.

Nuveen Fund Advisors has agreed that, effective upon the closing of either Reorganization, it will waive fees and/or reimburse operating expenses of the Acquiring Fund through July 31, 2020 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class

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of Acquiring Fund shares. This expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT.

For the Symphony Large-Cap Growth Fund’s fiscal year ended September 30, 2017 and for the Growth Fund’s and the Acquiring Fund’s fiscal year ended August 31, 2017, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable), which include a complex-level fee, as a percentage of the Fund’s average daily net assets:

Management Fee Rate
Symphony Large-Cap Growth Fund	0.66%
Growth Fund	0.37%
Acquiring Fund	0.49%

Each Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, for each Fund (a) Class A shares are subject to an annual service fee of 0.25% of the average daily net assets of its Class A shares, (b) Class C shares are subject to (i) an annual distribution fee of 0.75% and (ii) an annual service fee of 0.25%, of the average daily net assets of its Class C shares. For each Target Fund, Class R3 shares are subject to an annual distribution and service fee of 0.50% of the average daily net assets of its Class R3 shares. For each Fund, Class I shares and, for the Acquiring Fund, Class R6 shares are not subject to either distribution or service fees.

For a complete description of each Fund’s distribution and service arrangements, see the section of the respective Fund’s prospectus entitled “What Share Classes We Offer” and the section of the Fund’s statement of additional information entitled “Distribution and Service Plans.”

Board Members and Officers

The management of each Fund, including general oversight of the duties performed by Nuveen Fund Advisors under the Investment Management Agreement for each Fund, is the responsibility of the applicable Board of Trustees. The same individuals constitute the Board of Trustees of NIT II and the Board of Trustees of NIT, and each Fund also has the same individuals serving as officers. As of the date of this Joint Proxy Statement/Prospectus, there are eleven members of the Board of Trustees, one of whom is an “interested person” (as defined in the 1940 Act) and ten of whom are not interested persons (the “Independent Board Members”). The names and business addresses of the board members and officers of the Acquiring Fund and their principal occupations and other affiliations during the past five years are set forth under “Management” in the statement of additional information, as supplemented, for the Acquiring Fund incorporated herein by reference.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

Each Target Fund offers four classes of shares: Class A, Class C, Class R3 and Class I. The Acquiring Fund offers four classes of shares: Class A, Class C, Class R6 and Class I. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day on which the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Funds through a financial advisor or other financial intermediary or, with respect to Class I, Class R3 and Class R6 shares only, directly from the respective Fund. No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of the Target Fund exchanged in connection with the Reorganizations. Any Acquiring Fund Shares received in exchange for Target Fund shares pursuant to the Reorganizations will be subject to the Acquiring

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Fund’s standard fee structure applicable to the class of Acquiring Fund shares received. Class A shares of the Acquiring Fund are subject to a sales load which will apply to purchases of Acquiring Fund shares made after completion of the Reorganizations; however, the sales load will be waived for shares issued in the Reorganizations. Class C shares of the Acquiring Fund, as well as Acquiring Fund Class A share purchases of $1 million or more, which are not subject to a front-end sales load, are subject to a contingent deferred sales charge which will apply to purchases of Acquiring Fund shares made after completion of the Reorganizations. With respect to Class A and Class C Acquiring Fund shares received in the Reorganizations in exchange for Target Fund shares subject to a contingent deferred sales charge, your shares will be subject to the Acquiring Fund’s contingent deferred sales charge if they are redeemed within 12 months of the date you purchased your Target Fund Class C shares and within 18 months of the date you purchased your Target Fund Class A shares that are subject to the contingent deferred sales charge as described above. The Acquiring Fund’s initial and subsequent investment minimums generally are as set forth in the table below, although the Fund may reduce or waive the minimums in some cases. The Acquiring Fund will waive the initial investment minimum for Target Fund shareholders who receive shares in connection with the Reorganizations. The Target Fund’s investment minimums are identical to those of the Acquiring Fund for each respective share class as outlined below.

	Class A and Class C	Class R3 (Target Funds Only	Class R6 (Acquiring Fund Only)	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts through fee-based programs.

• No minimum for retirement plans.

Available only through certain retirement plans. No minimum.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

• $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

• No minimum for qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

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	Class A and Class C	Class R3 (Target Funds Only	Class R6 (Acquiring Fund Only)	Class I
Minimum Additional Investment	$100	No minimum.	No minimum.	No minimum.

Shareholders of each Fund are eligible to exchange their shares for shares of the same class of another Nuveen mutual fund available in the shareholder’s state. Such exchanges may result in taxable gain or loss to the shareholder. The exchange of Target Fund shares for Acquiring Fund shares in each Reorganization will not result in taxable gain or loss to the shareholder for federal income tax purposes.

Each Fund typically will pay redemption proceeds using cash reserves maintained in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties, or by borrowing from another Nuveen Fund under an inter-fund lending program maintained by the Nuveen Funds pursuant to exemptive relief granted by the SEC. These additional methods are more likely to be used to meet large redemption requests or in times of stressed market conditions.

Although the Funds generally pay redemption proceeds in cash, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

The Funds will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

For a complete description of purchase, redemption and exchange options, see the section of each Fund’s prospectus entitled “How You Can Buy and Sell Shares” and “General Information,” and the section of each Fund’s statement of additional information entitled “Purchase and Redemption of Fund Shares.”

Each Target Fund and the Acquiring Fund normally declare and pay income dividends and any taxable gains annually. If a Target Fund’s Reorganization is approved by the shareholders of that Target Fund, the Target Fund intends to distribute to its shareholders, prior to the closing of the applicable Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date. See the section of the Joint Proxy Statement/Prospectus entitled “Material Federal Income Tax Consequences,” which discusses such distributions in more detail.

Tax Information

The tax character of dividends and distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. The Funds’ dividends and distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information. See the section entitled “Distribution and Service Payments” in each Fund’s prospectus for additional information.

Further Information

Additional information concerning each Target Fund and the Acquiring Fund is contained in this Joint Proxy Statement/Prospectus, and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund prospectus. The cover page of this Joint Proxy Statement/Prospectus describes how you may obtain further information.

Approval of the Proposed Reorganizations by the Board of Trustees

Based on the considerations described below, the Board of Trustees, including the Independent Board Members, has determined that the Reorganization of each Target Fund would be in the best interests of such Target Fund and that the interests of such Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. At a meeting held on February 28–March 1, 2018 (the “Meeting”), the Board of Trustees approved the Reorganizations and recommended that the shareholders of each Target Fund vote in favor of the Reorganization of their Target Fund.

At the Meeting, the Adviser provided the Board of Trustees with information regarding the proposed Reorganizations and potential alternatives to the proposed Reorganizations. Prior to approving the Reorganizations, the Independent Board Members reviewed and discussed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. Based on the foregoing, the Board of Trustees considered the following factors, among others, in approving the Reorganizations and recommending that shareholders of each Target Fund approve the Reorganization of their Target Fund:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	the consistency of portfolio management;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds;

•	the relative fees and expense ratios of the Funds, including the cap on the combined fund’s expenses agreed to by the Adviser;

•	the anticipated federal income tax-free nature of the Reorganizations;

•	the expected costs of the Reorganizations and the extent to which a Target Fund would bear any such costs;

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•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of the existing shareholders of the Target Funds;

•	the effect of the Reorganizations on shareholder rights;

•	alternatives to the Reorganizations; and

•	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Board of Trustees noted that the investment objectives of the Funds were the same (i.e., long-term capital appreciation) and that each Fund invests primarily in equity securities of large-capitalization companies with a growth emphasis (although the definition of large-capitalization varies among the Funds). The Board, however, noted that the Funds had certain differences in their investment strategies and in the investment process used to manage the respective Fund. In this regard, the Growth Fund may invest as a principal investment strategy in non-U.S. equity securities that are U.S. dollar-denominated, whereas the Symphony Large-Cap Growth Fund and the Acquiring Fund do not invest in non-U.S. equity securities as a principal investment strategy. Further, the Acquiring Fund may enter into stock index futures to manage cash flows into and out of the Fund as a principal investment strategy, but the Target Funds do not engage in such transactions as a principal investment strategy. In addition, the investment process used to manage the Acquiring Fund was more reliant on the use of quantitative techniques than the investment process used to manage either Target Fund.

In comparing the Funds, the Board also considered the principal risks of the respective Target Fund against those of the Acquiring Fund. In this comparison, the Board of Trustees noted that each Fund was subject to the principal risks associated with its investments in equity securities and emphasis on growth stocks. However, the Board also recognized that there were some differences in the principal risks of the Funds as a result of the differences in their principal investment strategies. In this regard, unlike the Acquiring Fund and Symphony Large-Cap Growth Fund, the Growth Fund invested in non-U.S. equity securities as a principal investment strategy and therefore was subject to the principal risks associated with its investments in non-U.S. equity securities. Further, the Acquiring Fund was subject to frequent trading risk and investment strategy risk due to its reliance on quantitative models and to futures contract risk due to its ability to utilize futures contracts as a principal investment strategy, but these were not principal risks of the Target Funds.

Consistency of Portfolio Management

The Board of Trustees noted that the Funds have the same investment adviser and the Acquiring Fund and the Growth Fund share the same sub-adviser, Nuveen Asset Management, and the same portfolio managers. The Board, however, recognized that the Symphony Large-Cap Growth Fund had a different sub-adviser, Symphony, and different portfolio managers. The Board of Trustees further noted that the portfolio managers of the Acquiring Fund and Growth Fund would continue to serve as portfolio managers of the combined fund upon completion of one or both of the Reorganizations.

Relative Sizes

The Board of Trustees noted that the Acquiring Fund had greater net assets than either Target Fund as of January 31, 2018 and that combining the Funds will create a larger fund which should

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provide additional benefits to shareholders as fixed operating expenses would be spread over the larger asset base of the combined fund following the Reorganizations. See “Fees and Expense Ratios” below.

Relative Investment Performance

The Board of Trustees considered the relative investment performance of the Funds over various periods. The Board of Trustees observed, among other things, that with respect to Class A shares, the Acquiring Fund outperformed both Target Funds for the 2014 and 2016 calendar years, although it has underperformed in comparison to both Target Funds during the one- and three-year time periods ended January 31, 2018 as well as the 2015 and 2017 calendar years. The Board noted that the performance differentials were attributed, in part, to the fact that the Acquiring Fund had a smaller cap bias when compared to the Target Funds.

Fees and Expense Ratios

The Board of Trustees considered the fees and expense ratios of the Funds (including estimated expenses of the combined fund following the Reorganizations) and the impact of expense caps, if any, if both Target Funds approved the Reorganizations or if only one of the Target Funds approved its respective Reorganization. In this regard, the Independent Board Members noted that if both Target Funds approved their respective Reorganization, the estimated gross expense ratio of the combined fund for each share class would be the same or lower than the gross expense ratio of the same share class of the respective Target Fund, and the estimated net expense ratio of the combined fund (after expense reimbursements) for each share class would be lower than the net expense ratio of the same share class of the Target Fund. In addition, as the Acquiring Fund does not offer Class R3 shares, Class R3 shareholders of the respective Target Fund would receive Class A shares of the combined fund in the Reorganization which had a lower estimated gross and net expense ratio than that of the Class R3 shares of the applicable Target Fund. Further, the Board noted that Class A shares of the Acquiring Fund were generally subject to an initial sales charge and investment minimums, but such sales charges and investment minimums would not be applicable to the Class A shares received in the Reorganizations.

In addition, if only the Symphony Large-Cap Growth Fund approved the Reorganization, the estimated gross expense ratio of each class of the combined fund would be the same as the gross expense ratio of the same class of the Symphony Large-Cap Growth Fund, and the estimated net expense ratio of each class of the combined fund would be lower than the net expense ratio of the same class of the Symphony Large-Cap Growth Fund. In addition, Class R3 shareholders of the Symphony Large-Cap Growth Fund would receive Class A shares of the combined fund in its Reorganization, and the estimated gross and net expense ratios of the Class A shares of the combined fund were lower than the gross and net expense ratios of Class R3 shares of the Symphony Large-Cap Growth Fund.

If only the Growth Fund approved its Reorganization, the estimated gross and net expense ratios of each class of the combined fund were lower than the gross and net expense ratios of the same class of the Growth Fund. In addition, as Class R3 shareholders would receive Class A shares of the combined fund in the Reorganization, the Board of Trustees noted that the estimated gross and net expense ratios of the Class A shares of the combined fund were lower than the gross and net expense ratios of Class R3 shares of the Growth Fund.

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In addition, the Independent Board Members considered that the temporary expense cap to which the Adviser agreed for the combined fund would be in effect through July 31, 2020 and was lower than the temporary expense cap applicable to the respective Target Fund.

Tax Consequences of the Reorganization

The Board of Trustees considered the tax implications of the Reorganizations. The Board of Trustees noted that each Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Board of Trustees recognized that with fund reorganizations, applicable tax laws could impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year. The Board of Trustees further noted that there may be some gains resulting from portfolio realignment prior to the Reorganizations that could result in less of a Target Fund’s unrealized capital gains being transferred to the combined fund and increased distributions of net capital gains and net investment income to Target Fund shareholders prior to the Reorganizations.

Costs of the Reorganization

The Board of Trustees considered the costs of the Reorganizations. In this regard, the Board of Trustees noted that it was expected that the Adviser or its affiliates would absorb the costs of the Reorganizations.

Dilution

The terms of the Reorganizations are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, shareholders of each Target Fund will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the shares of the Target Fund surrendered. While holders of each class of shares of the Target Funds other than Class R3 shares will receive the same class of shares of the Acquiring Fund, the Acquiring Fund does not currently offer Class R3 shares, and holders of Class R3 shares of the Target Funds will receive Class A shares of the Acquiring Fund.

Effect on Shareholder Rights

The Board of Trustees noted that holders of Class A, Class C, and Class I shares of each Target Fund will receive the same class of shares of the Acquiring Fund, which are subject to the same distribution and service fees, and that holders of Class R3 shares of each Target Fund will receive Class A shares of the Acquiring Fund, which were subject to lower distribution and service fees. The Board of Trustees also considered that each Target Fund was a series of Nuveen Investment Trust II, a Massachusetts business trust, while the Acquiring Fund was a series of Nuveen Investment Trust, also a Massachusetts business trust. In this regard, the rights of Target Fund shareholders and Acquiring Fund shareholders are identical under the respective declarations of trust.

Alternatives to the Reorganization

The Board of Trustees considered alternatives to the Reorganizations and noted that it could have decided to liquidate the Target Funds; however, the Board of Trustees did not believe this alternative was in the best interests of shareholders of the Target Funds as liquidation would result in a taxable event for shareholders, with potentially greater negative tax consequences (depending on a shareholder’s tax basis in its shares) than might result from the distribution of net capital gain and net investment income expected to occur as a result of portfolio repositioning of the Target Funds.

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Potential Benefits to the Adviser and Its Affiliates

The Board of Trustees recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, cost savings as a result of the elimination of a Target Fund as a separate fund in the Nuveen complex.

Conclusion

The Board of Trustees, including the Independent Board Members, approved the Reorganizations, concluding that each Reorganization is in the best interests of the applicable Target Fund and that the interests of existing shareholders of such Target Fund will not be diluted as a result of its Reorganization. The Board of Trustees did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganizations.

The Proposed Reorganizations

Each proposed Reorganization will be governed by an Agreement, a form of which is attached as Appendix I. The Agreement for the Reorganization of each Target Fund provides that the Target Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of each Reorganization will take place as of the close of business on the Closing Date.

In each Reorganization, the Target Fund will transfer all its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, by class, all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of such Target Fund shareholders, and representing the respective pro rata number, by class, of Acquiring Fund shares due each such shareholder. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund.

As a result of each Reorganization, each Target Fund Class A, Class C, Class R3 and Class I shareholder will receive a number of Acquiring Fund Class A, Class C, Class A and Class I shares, respectively, equal in value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the value of the Target Fund Class A, Class C, Class R3 and Class I shares surrendered by such shareholder.

The Boards determined that the Reorganization of each Target Fund into the Acquiring Fund is in the best interests of the Target Fund and the Acquiring Fund, and the Boards have further determined that the interests of the existing shareholders of such Funds will not be diluted as a result of the transactions contemplated by the applicable Agreement.

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The consummation of each Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. Each Agreement may be terminated by mutual agreement of the parties thereto. In addition, either participating Fund may at its option terminate the applicable Agreement at or before the closing due to (i) a breach by the other Fund of any representation, warranty, or agreement to be performed at or before the closing, if not cured within 30 days, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the applicable Board of Trustees that the consummation of the transactions contemplated by the Agreement is not in the best interests of such Fund.

Each Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions. Each Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the closing. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the applicable Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing. The sale of such investments could result in taxable distributions to shareholders of a Target Fund prior to the applicable Reorganization. Notwithstanding the foregoing, nothing in the Agreement governing a Target Fund’s Reorganization will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. See “Material Federal Income Tax Consequences” below.

Description of Securities to Be Issued

Shares of Beneficial Interest. The Acquiring Fund has established and designated eight classes of shares, par value $0.01 per share, consisting of Class A, Class B, Class C, Class D, Class I, Class R3, Class R6 and Class T. There are no Class B, Class D, Class R3 or Class T shares of the Acquiring Fund currently outstanding. Only Class A, Class C and Class I shares to be issued to Target Fund shareholders in the Reorganizations are offered through this Joint Proxy Statement/Prospectus. NIT’s declaration of trust permits the Board of Trustees, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares.

Voting Rights of Shareholders. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. The Acquiring Fund operates as a series of NIT, an open-end management investment company registered with the SEC under the 1940 Act. NIT currently has ten series, including the Acquiring Fund, and the Board of Trustees may, in its sole discretion, create additional series from time to time. Each class of shares represents an interest in the same portfolio of investments of the Acquiring Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There

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are no conversion, preemptive or other subscription rights. In addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 10% of the outstanding shares entitled to vote may request that the Board call a special shareholders’ meeting to remove Trustees or for any other purpose. The Board of Trustees of NIT has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the declaration of trust of NIT contains an express disclaimer of shareholder liability for acts or obligations of NIT and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by NIT or the trustees. NIT’s declaration of trust further provides for indemnification out of the assets and property of NIT for all losses and expenses of any shareholder held personally liable for the obligations of NIT. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and NIT or the Acquiring Fund itself was unable to meet its obligations. NIT believes the likelihood of the occurrence of these circumstances is remote.

Continuation of Shareholder Accounts, Plans and Privileges; Share Certificates

If one or both of the Reorganizations is approved and completed, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are substantially the same. Target Fund shareholders who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization of their Target Fund through plans maintained by the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganizations.

Service Providers

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for the assets of each Fund. DST Asset Manager Solutions, Inc. serves as the transfer agent, shareholder services agent and dividend paying agent for each Fund.

PricewaterhouseCoopers LLP serves as the independent auditors for the Symphony Large-Cap Growth Fund. KPMG LLP serves as the independent auditors for each of the Growth Fund and the Acquiring Fund. Nuveen Securities, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as principal underwriter for each Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate a Reorganization, each participating Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

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1.	The transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of their Target Fund shares solely for Acquiring Fund shares.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the Target Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of a Reorganization on the applicable Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

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Each opinion will be based on certain factual representations and assumptions. Each opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Prior to the closing of each Reorganization, the applicable Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of a Target Fund’s portfolio assets are sold prior to the applicable Reorganization, including sales anticipated in connection with the repositioning described below, the federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes.

Each Target Fund will experience portfolio turnover due to portfolio repositioning prior to the applicable Reorganization. To the extent a Target Fund realizes net losses from the sale of portfolio securities as part of the portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of its Reorganization will be reduced. In the event a Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

If each Reorganization had occurred as of January 31, 2018, it is estimated that approximately 47% (or $76,422,666) of the Symphony Large-Cap Growth Fund’s investment portfolio would have been sold and that approximately 27% (or $14,429,616) of the Growth Fund’s investment portfolio would have been sold. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. If such sales occurred as of January 31, 2018, the sales would have resulted in realized gains of approximately $24.6 million (approximately $6.22 per share) for the Symphony Large-Cap Growth Fund and approximately $5.5 million (approximately $3.36 per share) for the Growth Fund.

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After each Reorganization, the Acquiring Fund’s ability to use the applicable Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization(s) not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization(s) and the amount of unrealized capital gains in the Funds at the time of the Reorganization(s). As of January 31, 2018, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains.

Shareholders of each Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the applicable Reorganization when such income and gains are eventually distributed by the Acquiring Fund. This may include any gain realized by the Acquiring Fund as a result of the sale of the Acquiring Fund’s portfolio investments to meet redemption requests following the closing of the Reorganization(s). Furthermore, any gain the Acquiring Fund realizes after the Reorganization(s), including any built-in gain in the portfolio investments of a Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganization(s), may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of a Target Fund who hold shares of the Acquiring Fund following the Reorganization(s)). As a result, shareholders of each Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization of their Target Fund not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

Nuveen will absorb the costs of the Reorganizations, which are estimated to be approximately $340,000.

The Target Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $10,500 per Fund, plus reasonable expenses, which is included in the expense estimate above.

Description of Massachusetts Business Trusts

Each Target Fund is a series of NIT II, a Massachusetts business trust organized on June 27, 1997. The Acquiring Fund is a series of NIT, a Massachusetts business trust organized on May 6, 1996. The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

Each Fund is a series of a Massachusetts business trust. A fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its

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declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Delaware or Maryland, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. Each Trust’s declaration of trust (the “Declaration of Trust”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. Each Trust’s Declaration of Trust contains such provisions.

Each of NIT II, of which each Target Fund is a series, and NIT, of which the Acquiring Fund is a series, is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under each Trust’s Declaration of Trust, any determination made by the Trustees in good faith is conclusive, and in construing the provisions of the Declaration of Trust, there is a presumption in favor of a grant of power to the Trustees. Further, each Trust’s Declaration of Trust provides that certain determinations made in good faith by the Trustees are binding upon the Trust’s series and its shareholders, and shares of the Trust are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the Trust’s governing documents.

Shareholder Voting. The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Each Trust’s Declaration of Trust requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholders of a Massachusetts business corporation) and certain amendments to the Declaration of Trust. Shareholders have no power to vote on any matter except as required by applicable law, the governing documents, or as otherwise determined by the Trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Trustees or certain officers and by the written request of shareholders owning at least 10% of the

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outstanding shares entitled to vote. The by-laws of each Trust provide that the holders of a majority of the voting power of the shares of beneficial interest of the Trust entitled to vote at a meeting shall constitute a quorum for the transaction of business. Except as may otherwise be required by the 1940 Act, the Declaration of Trust or the by-laws, each Trust’s Declaration of Trust and by-laws provide that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the Declaration of Trust and by-laws, such as the super-majority voting provisions applicable in certain circumstances with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, a fund. Shareholders have no power to vote on any matter except as required by applicable law or the governing documents, or as is otherwise determined by the trustees.

Election and Removal of Trustees. Each Trust’s Declaration of Trust provides that the trustees determine the size of the Board of Trustees, subject to a minimum of two and a maximum of twelve, and to set and alter the terms of office of the trustees, and may make their terms of unlimited duration. It also provides that vacancies on the Board of Trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A trustee may be removed only for cause and only by written instrument signed by at least two-thirds of the remaining trustees, or by action of at least two-thirds of the outstanding shares.

Issuance of Shares. Under each Trust’s Declaration of Trust, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Series and Classes. Each Trust’s Declaration of Trust gives broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The trustees are also authorized to terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declarations of Trust. Amendments to each Trust’s Declaration of Trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by series or class, unless the amendment affects the holders of one or more series or classes of shares but not the holders of all outstanding series or classes of shares, in which case the holders of the affected series or classes of shares shall vote separately. Certain amendments may be made by the trustees without a shareholder vote. Any amendment to the provisions relating to the qualification and number, term and election, resignation and removal, or certain other provisions regarding the trustees contained in the applicable Trust’s Declaration of Trust requires the approval of two-thirds of the outstanding shares, voting in the aggregate and not by series or class, except to the extent that applicable law or the Declaration of Trust may require voting by series or class.

Shareholder, Trustee and Officer Liability. Each Trust’s Declaration of Trust provides that shareholders have no personal liability for any debt or obligation of the Trust and require the Trust to

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indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, each Trust will assume the defense of any claim against its shareholder for personal liability at the request of the shareholder. Similarly, each Trust’s Declaration of Trust provides that any person who is a trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each Trust’s Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each Trust’s Declaration of Trust also provides that the trustees may rely in good faith on expert advice.

Preemptive Rights. Pursuant to each Trust’s Declaration of Trust, shareholders have no preemptive rights or other rights to subscribe to additional shares except as the Trustees may determine.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Trusts and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following tables set forth the unaudited capitalization of each Target Fund and the Acquiring Fund as of August 31, 2017, and the pro forma capitalization of the combined Fund under the following three scenarios: (1) assuming that only the Reorganization of the Symphony Large-Cap Growth Fund into the Acquiring Fund takes place, (2) assuming that only the Reorganization of the Growth Fund into the Acquiring Fund takes place and (3) assuming that the Reorganizations of both Target Funds into the Acquiring Fund take place. There is no assurance that either Reorganization will occur. These numbers may differ as of the Closing Date of the Reorganization(s).

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Capitalization Table as of August 31, 2017 (Unaudited)

Symphony Large-Cap Growth Fund Reorganization

	Symphony Large-Cap Growth Fund	Acquiring Fund(1)	Pro Forma Adjustments (Symphony Large-Cap Growth Fund Reorganization)(2)		Acquiring Fund Pro Forma (Symphony Large-Cap Growth Fund Reorganization)(1)
Net Assets
Class A	$32,844,952	$97,379,707	$85,637,024	(3)	$215,861,683
Class C	24,615,264	20,201,257	—	(3)	44,816,521
Class R3	85,637,024	—	(85,637,024	)(3)	—
Class R6	—	15,524,509	—	(3)	15,524,509
Class I	5,269,133	237,433,496	(7,473	)(3)	242,695,156

Total	$148,366,373	$370,538,969	$(7,473)		$518,897,869

Shares Outstanding
Class A	864,417	3,209,847	3,041,007	(4)	7,115,271
Class C	700,777	677,938	125,291	(4)	1,504,006
Class R3	2,220,857	—	(2,220,857	)(4)	—
Class R6	—	510,691	—	(4)	510,691
Class I	139,144	7,812,677	33,989	(4)	7,985,810

Total	3,925,195	12,211,153	979,430		17,115,778

Net Asset Value Per Share
Class A	$38.00	$30.34			$30.34
Class C	$35.13	$29.80			$29.80
Class R3	$38.56	—			—
Class R6	—	$30.40			$30.40
Class I	$37.87	$30.39			$30.39
Shares Authorized
Class A	Unlimited	Unlimited			Unlimited
Class C	Unlimited	Unlimited			Unlimited
Class R3	Unlimited	N/A			N/A
Class R6	N/A	Unlimited			Unlimited
Class I	Unlimited	Unlimited			Unlimited

(1)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). Figures for the Acquiring Fund and the Acquiring Fund Pro Forma reflect the effects on the net assets, shares outstanding, and net asset value per share of each class of shares of the Acquiring Fund resulting from the Prior Reorganization.
(2)	The pro forma balances are presented as if the Reorganization was effective as of August 31, 2017, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about August 24, 2018 or such later time agreed to by the parties, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.
(3)	The expenses associated with the proposed Reorganizations are estimated to be approximately $340,000. Nuveen will absorb all costs of each Reorganization. The figures assume the Symphony Large-Cap Growth Fund will be required to distribute its tax basis undistributed net investment income of $1,136,992 and tax basis accumulated net realized gains of $9,384,293 to its shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Symphony Large-Cap Growth Fund shares using estimated reinvestment rates of 100%, 100%, 100% and 98% for Class A, Class C, Class R3 and Class I, respectively, resulting in a total cash distribution for the Symphony Large-Cap Growth Fund of $7,473.

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(4)	Reflects the issuance by the Acquiring Fund of approximately 1,082,641 Class A shares, 826,068 Class C shares, 2,822,783 Class A shares and 173,133 Class I shares to Class A, Class C, Class R3 and Class I shareholders, respectively, of the Symphony Large-Cap Growth Fund.

Growth Fund Reorganization

	Growth Fund	Acquiring Fund(1)	Pro Forma Adjustments (Growth Fund Reorganization)(2)		Acquiring Fund Pro Forma (Growth Fund Reorganization)(1)
Net Assets
Class A	$6,452,274	$97,379,707	$311,249	(3)	$104,143,230
Class C	5,942,963	20,201,257	(74,378	)(3)	26,069,842
Class R3	371,924	—	(371,924	)(3)	—
Class R6	—	15,524,509	—	(3)	15,524,509
Class I	33,618,885	237,433,496	(201,959	)(3)	270,850,422

Total	$46,386,046	$370,538,969	$(337,012)		$416,588,003

Shares Outstanding
Class A	220,284	3,209,847	2,657	(4)	3,432,788
Class C	222,696	677,938	(25,751	)(4)	874,883
Class R3	12,820	—	(12,820	)(4)	—
Class R6	—	510,691	—	(4)	510,691
Class I	1,126,249	7,812,677	(26,676	)(4)	8,912,250

Total	1,582,049	12,211,153	(62,590)		13,730,612

Net Asset Value Per Share
Class A	$29.29	$30.34			$30.34
Class C	$26.69	$29.80			$29.80
Class R3	$29.01	—			—
Class R6	—	$30.40			$30.40
Class I	$29.85	$30.39			$30.39
Shares Authorized
Class A	Unlimited	Unlimited			Unlimited
Class C	Unlimited	Unlimited			Unlimited
Class R3	Unlimited	N/A			N/A
Class R6	N/A	Unlimited			Unlimited
Class I	Unlimited	Unlimited			Unlimited

(1)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). Figures for the Acquiring Fund and the Acquiring Fund Pro Forma reflect the effects on the net assets, shares outstanding, and net asset value per share of each class of shares of the Acquiring Fund resulting from the Prior Reorganization.
(2)	The pro forma balances are presented as if the Reorganization was effective as of August 31, 2017, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about August 24, 2018 or such later time agreed to by the parties, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.
(3)	The expenses associated with the proposed Reorganizations are estimated to be approximately $340,000. Nuveen will absorb all costs of each Reorganization. The figures assume the Growth Fund will be required to distribute its tax basis undistributed net investment income of $931,724 and tax basis accumulated net realized gains of $1,390,404 to its shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Growth Fund shares using estimated reinvestment rates of 86%, 75%, 17% and 88% for Class A, Class C, Class R3 and Class I, respectively, resulting in a total cash distribution for the Growth Fund of $337,012.
(4)	Reflects the issuance by the Acquiring Fund of approximately 211,190 Class A shares, 196,945 Class C shares, 11,750 Class A shares and 1,099,574 Class I shares to Class A, Class C, Class R3 and Class I shareholders, respectively, of the Growth Fund.

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Both Reorganizations

	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund(1)	Pro Forma Adjustments (Both Reorganizations)(2)		Acquiring Fund Pro Forma (Both Reorganizations)(1)
Net Assets
Class A	$32,844,952	$6,452,274	$97,379,707	$85,948,273	(3)	$222,625,206
Class C	24,615,264	5,942,963	20,201,257	(74,378	)(3)	50,685,106
Class R3	85,637,024	371,924	—	(86,008,948	)(3)	—
Class R6	—	—	15,524,509	—	(3)	15,524,509
Class I	5,269,133	33,618,885	237,433,496	(209,432	)(3)	276,112,082

Total	$148,366,373	$46,386,046	$370,538,969	$(344,485)		$564,946,903

Shares Outstanding
Class A	864,417	220,284	3,209,847	3,043,664	(4)	7,338,212
Class C	700,777	222,696	677,938	99,540	(4)	1,700,951
Class R3	2,220,857	12,820	—	(2,233,677	)(4)	—
Class R6	—	—	510,691	—	(4)	510,691
Class I	139,144	1,126,249	7,812,677	7,314	(4)	9,085,384

Total	3,925,195	1,582,049	12,211,153	916,841		18,635,238

Net Asset Value Per Share
Class A	$38.00	$29.29	$30.34			$30.34
Class C	$35.13	$26.69	$29.80			$29.80
Class R3	$38.56	$29.01	—			—
Class R6	—	—	$30.40			$30.40
Class I	$37.87	$29.85	$30.39			$30.39
Shares Authorized
Class A	Unlimited	Unlimited	Unlimited			Unlimited
Class C	Unlimited	Unlimited	Unlimited			Unlimited
Class R3	Unlimited	Unlimited	N/A			N/A
Class R6	N/A	N/A	Unlimited			Unlimited
Class I	Unlimited	Unlimited	Unlimited			Unlimited

(1)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). Figures for the Acquiring Fund and the Acquiring Fund Pro Forma reflect the effects on the net assets, shares outstanding, and net asset value per share of each class of shares of the Acquiring Fund resulting from the Prior Reorganization.
(2)	The pro forma balances are presented as if the Reorganizations were effective as of August 31, 2017, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about August 24, 2018 or such later time agreed to by the parties, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganizations.
(3)	The expenses associated with the proposed Reorganizations are estimated to be approximately $340,000. Nuveen will absorb all costs of each Reorganization. The figures assume the Symphony Large-Cap Growth Fund and Growth Fund will be required to distribute its tax basis undistributed net investment income of $1,136,992 and $931,724, respectively, and tax basis accumulated net realized gains of $9,384,293 and $1,390,404, respectively, to its shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Symphony Large-Cap Growth Fund shares using estimated reinvestment rates of 100%, 100%, 100% and 98% for Class A, Class C, Class R3 and Class I, respectively, and in the Growth Fund using reinvestment rates of 86%, 75%, 17% and 88% for Class A, Class C, Class R3 and Class I, respectively, resulting in total cash distributions for the Symphony Large-Cap Growth Fund and the Growth Fund of $7,473 and $337,012, respectively.

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(4)	Reflects the issuance by the Acquiring Fund of approximately 1,082,641 Class A shares, 826,068 Class C shares, 2,822,783 Class A shares and 173,133 Class I shares to Class A, Class C, Class R3 and Class I shareholders, respectively, of the Symphony Large-Cap Growth Fund, and the issuance of approximately 211,190 Class A shares, 196,945 Class C shares, 11,750 Class A shares and 1,099,574 Class I shares to Class A, Class C, Class R3 and Class I shareholders, respectively, of the Growth Fund.

Legal Matters

Certain legal matters concerning the issuance of Class A, Class C and Class I shares of the Acquiring Fund pursuant to the Agreements will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois.

Information Filed with the Securities and Exchange Commission

This Joint Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports which the Funds have filed with the SEC pursuant to the applicable requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current prospectus and statement of additional information for the Symphony Large-Cap Growth Fund is Registration No. 811-08333, the SEC file number for the registration statement containing the current prospectus and statement of additional information for the Growth Fund is Registration No. 811-08333, and the SEC file number for the registration statement containing the current prospectus and statement of additional information for the Acquiring Fund is Registration No. 811-07619. Such prospectuses and statements of additional information relating to the Funds are incorporated herein by reference, only insofar as they relate to the Funds.

OTHER INFORMATION

Shareholders of the Funds

For each Fund, the following tables set forth the percentage of ownership of each person who, as of April 16, 2018, the record date (the “Record Date”) with respect to the Joint Special Meeting of each Target Fund, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of shares of the Fund. The tables also set forth the estimated percentage of shares of the combined Fund that would have been owned by such parties assuming both Reorganization occurred on April 16, 2018. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the shares) of a Target Fund may be able to control the Target Fund and determine the outcome of a shareholder meeting.

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Symphony Large-Cap Growth Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After Reorganization of Symphony Large-Cap Growth Fund into Acquiring Fund	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After Reorganizations of both Target Funds into Acquiring Fund

Growth Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After Reorganization of Growth Fund into Acquiring Fund	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After Reorganizations of both Target Funds into Acquiring Fund

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After Reorganization of Symphony Large-Cap Growth Fund into Acquiring Fund	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After Reorganization of Growth Fund into Acquiring Fund	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After Reorganizations of both Target Funds into Acquiring Fund

As of the close of business on [•], 2018, there were [•] Class A shares, [•] Class C shares, [•] Class R3 shares and [•] Class I shares of the Symphony Large-Cap Growth Fund outstanding. [As of [•], 2018, the Trustees and officers of the Symphony Large-Cap Growth Fund as a group owned less than 1% of the total outstanding shares of the Fund and as a group owned less than 1% of each class of shares of the Fund.]

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As of close of business on [•], 2018, there were [•] Class A shares, [•] Class C shares, [•] Class R3 shares and [•] Class I shares of the Growth Fund outstanding. [As of [•], 2018, the Trustees and officers of the Growth Fund as a group owned less than 1% of the total outstanding shares of the Fund and as a group owned less than 1% of each class of shares of the Fund.]

As of close of business on [•], 2018, there were [•] Class A shares, [•] Class C shares, [•] Class R6 shares and [•] Class I shares of the Acquiring Fund outstanding. [As of [•], 2018, the Trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Fund and as a group owned less than 1% of each class of shares of the Fund.]

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings, but will hold a special meeting as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of a Fund’s next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of a Fund’s shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Shareholders who want to communicate with the Board of Trustees or any individual Trustee should write to their Fund, to the attention of William Sifferman, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder, and identify the Fund or Funds that you own and with respect to which Fund or Funds your letter is concerned. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the nominating and governance committee and to the Board of Trustees’ independent legal counsel for further distribution as deemed appropriate by such persons.

Joint Proxy Statement/Prospectus Delivery

Please note that only one Joint Proxy Statement/Prospectus may be delivered to two or more shareholders of a Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of the Joint Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or how to request a single copy if multiple copies of such document are received, shareholders should contact the applicable Target Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of each Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

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Shareholder Approval of the Reorganizations

Approval of a Reorganization will require the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote of the applicable Target Fund, voting as a single class.

Voting by Proxy

Each valid proxy given by a shareholder of a Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Joint Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board of Trustees, “FOR” approval of the applicable Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining quorum but do not count as votes “FOR” the Reorganization and have the same effect as a vote “AGAINST” the Reorganization.

Shareholders who execute proxies may revoke their proxy at any time before the proxy is voted by filing with the applicable Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Joint Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Joint Special Meeting and wish to do so.

Quorum and Other Voting Requirements

The presence in person or by proxy of the holders of 30% of the shares of a Target Fund issued and outstanding and entitled to vote at the Joint Special Meeting shall constitute a quorum for the transaction of any business.

With respect to each Target Fund, if a quorum is not obtained or if a quorum is present but sufficient votes in favor of a proposal are not received by the scheduled time of the Joint Special Meeting, the holders of a majority of shares present in person or by proxy and entitled to vote shall have the power to adjourn the Joint Special Meeting to permit further solicitation of proxies. The Joint Special Meeting of shareholders may be adjourned by announcement to a designated time and place by the vote of the holders of a majority of the shares present and entitled to vote at the Joint Special Meeting even though less than a quorum may be present. An adjourned meeting may reconvene as designated, and when a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

Proxies of shareholders of a Target Fund are solicited by the Board of Trustees of NIT II. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives.

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It is not anticipated that any action will be asked of the shareholders of either Target Fund other than as indicated above, but if other matters are properly brought before the Joint Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

[•], 2018

Please sign and return your proxy promptly.

Your vote is important and your participation

in the affairs of your Fund does make a difference.

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APPENDIX I:

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of April, 2018 by Nuveen Investment Trust, a Massachusetts business trust (the “Acquiring Trust”), on behalf of Nuveen Large Cap Growth Fund, a series of the Acquiring Trust (the “Acquiring Fund”), Nuveen Investment Trust II, a Massachusetts business trust (the “Target Trust”) on behalf of [TARGET FUND], a series of the Target Trust (the “Target Fund”), and Nuveen Fund Advisors, LLC (for purposes of Section 9.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Trust and Target Trust may each be referred to herein as a “Trust” and may collectively be referred to as the “Trusts.” The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest, par value $0.01 per share, of the corresponding class of shares of the Acquiring Fund as set forth on Exhibit A (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of all the Acquiring Fund Shares to the shareholders of each corresponding class of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, the Target Fund is a separate series of the Target Trust, and each Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Boards of Trustees of the Trusts (each a “Board”) has made the determinations required by Rule 17a-8 under the 1940 Act with respect to its respective Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. In the event that Class A shares of the Acquiring Fund are transferred in the Reorganization to former holders of Class A shares of the Target Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. With respect to Class C shares of the Acquiring Fund that are transferred in the Reorganization to former holders of Class C shares of the Target Fund, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class C shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of the Target Trust or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4        LIQUIDATING DISTRIBUTION.    As of the Effective Time, as such term is defined in Section 3.1, the Target Fund will distribute in complete liquidation of the Target Fund each class of the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record with respect to each corresponding class of shares, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Target Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of such class. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares due a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        LIQUIDATION AND TERMINATION.     The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8        REPORTING.    Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9        BOOKS AND RECORDS.    All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the Target Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.    The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3        SHARES TO BE ISSUED.    The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined with respect to each class by dividing the value of the assets (net of liabilities) with respect to each class of shares of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share of the corresponding class determined in accordance with Section 2.2.

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING.    The Closing shall occur on August 24, 2018 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3        TRANSFER AGENT’S CERTIFICATE.    The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Target Fund Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Secretary of the Target Trust or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Target Trust, on behalf of the Target Fund, represents and warrants as follows:

(a)        The Target Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is a separate series of the Target Trust duly authorized in accordance with the applicable provisions of the Target Trust’s Declaration of Trust.

(c)        The Target Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Target Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund before the Closing.

(f)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Target Fund as of [FISCAL YEAR END], 2017, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of [FISCAL YEAR END], 2017, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)        All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund including the determinations of the Board required by Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Target Trust with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2    REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)        The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust.

(c)        The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)        The financial statements of the Acquiring Fund as of August 31, 2017 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of August 31, 2017, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determination of the Board required pursuant to Rule 17a-8(a) of the 1940 Act.    This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)        The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2        APPROVAL OF SHAREHOLDERS.    The Target Trust will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Target Trust’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trusts shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trusts will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.7 herein.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1        The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s Chief Administrative Officer or any Vice President, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Target Fund shall reasonably request.

6.2        The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Target Trust’s Chief Administrative Officer or any Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Target Trust, on behalf of the Target Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Trust.

7.3        The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4        The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5        The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1        This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the

Target Fund in accordance with applicable law and the provisions of the Target Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Target Fund shall have received on the Closing Date an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)        The execution and delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws.

(c)        To the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares and all other transactions pursuant to the Agreement have been obtained or made.

8.6        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)        The Target Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)        The execution and delivery of the Agreement by the Target Trust, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Target Trust’s Declaration of Trust or By-Laws.

(c)        To the knowledge of such counsel, and without any independent investigation, (i) the Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and all other transactions pursuant to the Agreement have been obtained or made.

8.7        The Funds shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Vedder Price P.C. may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.7.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganization (“Reorganization Expenses”) will be borne by the Adviser or an affiliate thereof. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. For the purposes of this Section 9.1, Reorganization Expenses do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear such costs.

9.2        Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3        Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Chief Administrative Officer or any Vice President of the Trusts without further action by the Boards. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by a Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trusts or the Funds.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trusts as specifically authorized by the applicable Board; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trusts personally, but shall bind only the property of such Fund, as provided in the applicable Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of each Trust, on behalf of its respective Fund, and signed by authorized officers of the Trusts acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund as provided in the applicable Trust’s Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INVESTMENT TRUST, on behalf of Nuveen Large Cap Growth Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN INVESTMENT TRUST II, on behalf of [TARGET FUND]

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, LLC

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

EXHIBIT A

SHARE CLASSES

Nuveen Growth Fund (Target Fund) — Share Classes	Nuveen Large Cap Growth Fund (Acquiring Fund) — Corresponding Share Classes
A	A
C	C
R3	A
I	I

Nuveen, LLC

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	NLG 0618

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on June 18, 2018

Please detach at perforation before mailing.

NUVEEN SYMPHONY LARGE-CAP GROWTH FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON June 18, 2018	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Symphony Large-Cap Growth Fund, revoking previous proxies, hereby appoints Mark Czarniecki, Diana R. Gonzalez, Kevin J. McCarthy, Christopher M. Rohrbacher, Mark L. Winget, Gifford R. Zimmerman and Eric F. Fess, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Symphony Large-Cap Growth Fund that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held on June 18, 2018, at 2:00 p.m. Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Joint Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Symphony Large-Cap Growth Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: [ ]

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable
Signature (if held jointly)
Date [CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Symphony Large-Cap Growth Fund

Joint Special Meeting of Shareholders to Be Held on June 18, 2018.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Mutual-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:     ⬛

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of Nuveen Symphony Large-Cap Growth Fund, a series of Nuveen Investment Trust II (the “Target Fund”), to Nuveen Large Cap Growth Fund, a series of Nuveen Investment Trust (the “Acquiring Fund”), in exchange solely for Class A, Class C and Class I shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Class A, Class C, Class A and Class I shares of the Acquiring Fund to the shareholders of Class A, Class C, Class R3 and Class I shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on June 18, 2018

Please detach at perforation before mailing.

NUVEEN GROWTH FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON June 18, 2018	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Growth Fund, revoking previous proxies, hereby appoints Mark Czarniecki, Diana R. Gonzalez, Kevin J. McCarthy, Christopher M. Rohrbacher, Mark L. Winget, Gifford R. Zimmerman and Eric F. Fess, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Growth Fund that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held on June 18, 2018, at 2:00 p.m. Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Joint Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Growth Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: [ ]

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable
Signature (if held jointly)
Date [CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Growth Fund

Joint Special Meeting of Shareholders to Be Held on June 18, 2018.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Mutual-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:     ⬛

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of Nuveen Growth Fund, a series of Nuveen Investment Trust II (the “Target Fund”), to Nuveen Large Cap Growth Fund, a series of Nuveen Investment Trust (the “Acquiring Fund”), in exchange solely for Class A, Class C and Class I shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Class A, Class C, Class A and Class I shares of the Acquiring Fund to the shareholders of Class A, Class C, Class R3 and Class I shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED MARCH 22, 2018

STATEMENT OF ADDITIONAL INFORMATION

NUVEEN LARGE CAP GROWTH FUND

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN SYMPHONY LARGE-CAP GROWTH FUND

and

NUVEEN GROWTH FUND

333 West Wacker Drive

Chicago, Illinois 60606

Telephone: (312) 917-7700

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Joint Proxy Statement/Prospectus dated [•], 2018 for use in connection with the joint special meeting of shareholders of each of Nuveen Symphony Large-Cap Growth Fund (the “Symphony Large-Cap Growth Fund” or a “Target Fund”) and Nuveen Growth Fund (the “Growth Fund” or a “Target Fund”), each a series of Nuveen Investment Trust II, a Massachusetts business trust, to be held on June 18, 2018, at 2:00 p.m. Central time, and at any and all adjournments and postponements thereof (the “Joint Special Meeting”). At the Joint Special Meeting, shareholders of each Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Nuveen Large Cap Growth Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust, as described in the Joint Proxy Statement/Prospectus. Each Target Fund and the Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.” Copies of the Joint Proxy Statement/Prospectus may be obtained at no charge by writing to Nuveen Investment Trust II at the address shown above or by calling (800) 257-8787.

Further information about the Funds is contained in each Fund’s Statement of Additional Information. The Acquiring Fund’s Statement of Additional Information, dated December 29, 2017 (as filed December 29, 2017) (File Nos. 333-03715 and 811-07619), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Acquiring Fund. The Symphony Large-Cap Growth Fund’s Statement of Additional Information, dated January 31, 2018 (as filed January 26, 2018) (File Nos. 333-33607 and 811-08333), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Symphony Large-Cap Growth Fund. The Growth Fund’s Statement of Additional Information, dated December 29, 2017 (as filed December 29, 2017) (File Nos. 333-33607 and 811-08333), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Growth Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition and related results of operations of the Acquiring Fund as if the Reorganizations had been consummated on August 31, 2017.

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund are contained in the Acquiring Fund’s Annual Report for the fiscal year ended August 31, 2017 (as filed November 8, 2017) (File No. 811-07619), which is incorporated herein by reference only insofar it relates to the Acquiring Fund. No other parts of the Acquiring Fund’s Annual Report are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Symphony Large-Cap Growth Fund are contained in the Symphony Large-Cap Growth Fund’s Annual Report for the fiscal year ended September 30, 2017 (as filed December 7, 2017) (File No. 811-05309), which is incorporated herein by reference only insofar as it relates to the Symphony Large-Cap Growth Fund. The audited financial statements and related independent registered public accounting firm’s report for the Growth Fund are contained in the Growth Fund’s Annual Report for the fiscal year ended August 31, 2017 (as filed November 8, 2017) (File No. 811-05309), which is incorporated herein by reference only insofar as it relates to the Growth Fund. No other parts of the Target Funds’ Annual Reports are incorporated by reference herein.

The date of this SAI is [•], 2018.

S-2

APPENDIX A

PRO FORMA FINANCIAL INFORMATION

Pro Forma Financial Statements for the Reorganization of Nuveen Symphony Large-Cap Growth Fund and Nuveen Growth Fund (the “Target Funds”) into Nuveen Large-Cap Growth Fund (the “Pro Forma Acquiring Fund”)

Pro Forma Portfolio of Investments (Unaudited)

August 31, 2017

Shares					Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
				LONG-TERM INVESTMENTS - 99.1%
				COMMON STOCKS - 99.1%
				Aerospace & Defense - 1.9%
10,915	4,384	14,092	29,391	Boeing Company	$2,615,889	$1,050,669	$3,377,292		$7,043,850
5,607	-	-	5,607	Huntington Ingalls Industries Inc., (3)	1,199,674	-	-		1,199,674
5,989	-	-	5,989	Lockheed Martin Corporation, (3)	1,828,981	-	-		1,828,981
-	6,983	-	6,983	Spirit AeroSystems Holdings Inc.	-	520,234	-		520,234
-	1,568	-	1,568	TransDigm Group Inc., (2)	-	408,715	-		408,715

				Total Aerospace & Defense	5,644,544	1,979,618	3,377,292		11,001,454

				Air Freight & Logistics - 0.7%
-	7,817	-	7,817	Expeditors International of Washington, Inc.	-	438,534	-		438,534
-	-	61,368	61,368	XPO Logistics, Incorporated, (2)	-	-	3,755,748		3,755,748

				Total Air Freight & Logistics	-	438,534	3,755,748		4,194,282

				Airlines - 1.9%
-	-	11,365	11,365	Copa Holdings SA	-	-	1,409,997		1,409,997
26,553	11,492	87,280	125,325	Southwest Airlines Co.	1,384,473	599,193	4,550,756		6,534,422
-	-	45,004	45,004	United Continental Holdings Inc., (2)	-	-	2,788,418		2,788,418

				Total Airlines	1,384,473	599,193	8,749,171		10,732,837

				Auto Components - 3.0%
-	-	80,915	80,915	BorgWarner Inc.	-	-	3,755,285		3,755,285
-	-	49,095	49,095	Delphi Automotive PLC	-	-	4,732,734		4,732,734
-	3,427	27,275	30,702	Lear Corporation	-	512,474	4,078,683		4,591,157
-	-	32,730	32,730	Visteon Corporation, (2)	-	-	3,778,332		3,778,332

				Total Auto Components	-	512,474	16,345,034		16,857,508

See accompanying notes to pro forma financial statements.

Shares					Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
				Automobiles - 0.3%
-	-	82,734	82,734	Ford Motor Company	$-	$-	$912,553		$912,553
-	-	10,910	10,910	Harley-Davidson, Inc.	-	-	512,876		512,876

				Total Automobiles	-	-	1,425,429		1,425,429

				Banks - 0.8%
19,879	-	-	19,879	Citizens Financial Group Inc., (3)	658,591	-	-		658,591
-	4,866	-	4,866	JP Morgan Chase & Co.	-	442,271	-		442,271
-	-	21,820	21,820	SVB Financial Group, (2)	-	-	3,694,980		3,694,980

				Total Banks	658,591	442,271	3,694,980		4,795,842

				Beverages - 0.6%
-	11,330	-	11,330	Coca-Cola Company, (3)	-	516,082	-		516,082
3,036	-	-	3,036	Constellation Brands, Inc., Class A, (3)	607,504	-	-		607,504
15,383	5,022	-	20,405	PepsiCo, Inc., (3)	1,780,275	581,196	-		2,361,471

				Total Beverages	2,387,779	1,097,278	-		3,485,057

				Biotechnology - 6.8%
17,607	-	-	17,607	AbbVie Inc	1,325,807	-	-		1,325,807
10,615	5,272	27,729	43,616	Amgen Inc., (3)	1,887,029	937,203	4,929,463		7,753,695
4,192	3,115	18,183	25,490	Biogen Inc., (2), (3)	1,327,020	986,084	5,756,087		8,069,191
3,844	-	-	3,844	BioMarin Pharmaceutical Inc., (2), (3)	346,690	-	-		346,690
7,830	-	52,731	60,561	Celgene Corporation, (2)	1,087,822	-	7,325,973		8,413,795
17,352	6,738	73,188	97,278	Gilead Sciences, Inc.	1,452,536	564,038	6,126,529		8,143,103
-	-	50,913	50,913	Ionis Pharmaceuticals, Inc., (2)	-	-	2,729,959		2,729,959
1,065	-	909	1,974	Regeneron Pharmaceuticals, Inc., (2)	529,199	-	451,763		980,962
4,739	-	-	4,739	Vertex Pharmaceuticals Inc., (2)	760,799	-	-		760,799

				Total Biotechnology	8,716,902	2,487,325	27,319,774		38,524,001

				Building Products - 0.2%
32,587	-	-	32,587	Masco Corporation	1,198,224	-			1,198,224

				Capital Markets - 2.5%
-	-	2,727	2,727	Ameriprise Financial, Inc.	-	-	377,784		377,784
12,240	-	-	12,240	Charles Schwab Corporation, (3)	488,376	-	-		488,376
14,471	-	-	14,471	Intercontinental Exchange Group, Inc., (3)	935,840	-	-		935,840
8,871	-	35,912	44,783	MSCI Inc., Class A Shares	1,016,705	-	4,115,863		5,132,568
-	-	44,094	44,094	Raymond James Financial Inc.	-	-	3,453,470		3,453,470
-	-	41,821	41,821	State Street Corporation	-	-	3,868,066		3,868,066

				Total Capital Markets	2,440,921	-	11,815,183		14,256,104

See accompanying notes to pro forma financial statements.

Shares					Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
				Chemicals - 0.5%
5,146	-	-	5,146	LyondellBasell Industries NV, (3)	$466,176	$-	$-		$466,176
21,444	-	-	21,444	Olin Corporation	691,140	-	-		691,140
30,607	-	-	30,607	Valvoline, Inc., (3)	651,623	-	-		651,623
13,598	-	-	13,598	Westlake Chemical Corporation, (3)	1,045,822	-	-		1,045,822

				Total Chemicals	2,854,761	-	-		2,854,761

				Communications Equipment - 1.3%
-	-	65,460	65,460	Arris International PLC, (2)	-	-	1,823,706		1,823,706
34,543	-	-	34,543	Ciena Corporation, (2), (3)	746,474	-	-		746,474
-	3,144	31,821	34,965	F5 Networks, Inc., (2)	-	375,331	3,798,752		4,174,083
5,903	-	-	5,903	Palo Alto Networks, Incorporated, (2), (3)	783,269	-	-		783,269

				Total Communications Equipment	1,529,743	375,331	5,622,458		7,527,532

				Construction Materials - 0.3%
12,741	5,380	-	18,121	Eagle Materials Inc., (3)	1,239,062	523,205	-		1,762,267

				Containers & Packaging - 2.0%
-	-	69,551	69,551	Berry Plastics Corporation, (2)	-	-	3,911,542		3,911,542
-	-	269,112	269,112	Graphic Packaging Holding Company	-	-	3,511,911		3,511,911
-	-	121,373	121,373	Silgan Holdings, Inc.	-	-	3,652,118		3,652,118

				Total Containers & Packaging	-	-	11,075,571		11,075,571

				Diversified Consumer Services - 0.6%
-	-	135,920	135,920	H & R Block Inc.	-	-	3,634,494		3,634,494

				Diversified Financial Services - 0.2%
23,957	-	-	23,957	Voya Financial Inc., (3)	915,876	-	-		915,876

				Diversified Telecommunication Services - 0.1%
-	-	76,824	76,824	Intelsat SA, (2)	-	-	296,541		296,541

				Electrical Equipment - 0.3%
9,364	-	-	9,364	Rockwell Automation, Inc., (3)	1,536,258	-	-		1,536,258

				Electronic Equipment, Instruments & Components - 0.8%
-	-	118,191	118,191	Jabil Inc.	-	-	3,705,290		3,705,290
24,866	-	-	24,866	Trimble Navigation Limited, (2)	961,817	-	-		961,817

				Total Electronic Equipment, Instruments & Components	961,817	-	3,705,290		4,667,107

See accompanying notes to pro forma financial statements.

Shares					Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
				Equity Real Estate Investment Trusts - 0.6%
5,980	-	-	5,980	American Tower Corporation, REIT	$885,339	$-	$-		$885,339
3,622	-	-	3,622	Equinix Inc., (3)	1,696,581	-	-		1,696,581
21,385	-	-	21,385	Gaming and Leisure Properties Inc., (3)	838,078	-	-		838,078

				Total Equity Real Estate Investment Trusts	3,419,998	-	-		3,419,998

				Financial Exchanges and Data - 0.1%
-	3,734	-	3,734	Moody’s Corporation	-	500,468	-		500,468

				Food & Staples Retailing - 2.6%
-	-	37,730	37,730	Costco Wholesale Corporation	-	-	5,913,836		5,913,836
28,982	18,037	-	47,019	Sysco Corporation, (3)	1,526,482	950,009	-		2,476,491
-	8,931	53,186	62,117	Walgreens Boots Alliance Inc., (3)	-	727,877	4,334,657		5,062,534
-	-	19,092	19,092	Wal-Mart Stores, Inc.	-	-	1,490,544		1,490,544

				Total Food & Staples Retailing	1,526,482	1,677,886	11,739,037		14,943,405

				Food Products - 0.4%
6,371	-	-	6,371	Kraft Heinz Company, (3)	514,458	-	-		514,458
19,487	-	-	19,487	Lamb Weston Holding, Inc., (3)	886,269	-	-		886,269
-	13,178	-	13,178	Tyson Foods, Inc., Class A	-	834,167	-		834,167

				Total Food Products	1,400,727	834,167	-		2,234,894

				Health Care Equipment & Supplies - 1.5%
25,270	-	-	25,270	Abbott Laboratories, (3)	1,287,254	-	-		1,287,254
-	12,421	-	12,421	Baxter International, Inc.	-	770,599	-		770,599
5,565	-	-	5,565	Becton, Dickinson and Company, (3)	1,109,884	-	-		1,109,884
16,037	-	-	16,037	Danaher Corporation, (3)	1,337,807	-	-		1,337,807
11,684	-	-	11,684	Edwards Lifesciences Corporation, (2), (3)	1,328,003	-	-		1,328,003
17,325	-	31,366	48,691	Hologic Inc., (2), (3)	668,745	-	1,210,731		1,879,476
7,304	-	-	7,304	Zimmer Biomet Holdings, Inc., (3)	834,628	-	-		834,628

				Total Health Care Equipment & Supplies	6,566,321	770,599	1,210,731		8,547,651

				Health Care Providers & Services - 9.0%
-	4,145	26,820	30,965	Aetna Inc., (3)	-	653,667	4,229,558		4,883,225
-	7,705	50,913	58,618	AmerisourceBergen Corporation	-	618,326	4,085,774		4,704,100
7,312	3,091	-	10,403	Anthem Inc.	1,433,444	605,960	-		2,039,404
-	8,025	-	8,025	Cardinal Health, Inc.	-	541,367	-		541,367
7,151	-	27,729	34,880	CIGNA Corporation	1,301,911	-	5,048,422		6,350,333
-	13,622	60,459	74,081	Express Scripts, Holding Company, (2), (3)	-	855,734	3,798,052		4,653,786
-	2,824	18,638	21,462	Humana Inc., (3)	-	727,519	4,801,476		5,528,995

See accompanying notes to pro forma financial statements.

Shares					Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
-	4,041	25,457	29,498	McKesson HBOC Inc.	$-	$603,362	$3,800,916		$4,404,278
11,368	9,375	48,186	68,929	UnitedHealth Group Incorporated, (3)	2,261,095	1,864,688	9,584,114		13,709,897
-	-	22,729	22,729	Wellcare Health Plans Inc., (2)	-	-	3,970,311		3,970,311

				Total Health Care Providers & Services	4,996,450	6,470,623	39,318,623		50,785,696

				Healthcare Technology - 0.1%
-	8,904	-	8,904	Veeva Systems Inc., Class A Shares, (2)	-	529,788	-		529,788

				Hotels, Restaurants & Leisure - 4.0%
4,849	2,802	-	7,651	Dominos Pizza Inc., (3)	883,779	510,693	-		1,394,472
-	-	64,551	64,551	Hyatt Hotels Corporation, Class A, (2)	-	-	3,841,401		3,841,401
-	-	49,549	49,549	Las Vegas Sands	-	-	3,082,464		3,082,464
12,353	-	-	12,353	Marriott International, Inc., Class A	1,279,524	-	-		1,279,524
10,417	5,976	-	16,393	McDonald’s Corporation	1,666,407	955,981	-		2,622,388
7,857	-	-	7,857	Royal Caribbean Cruises Limited	977,882	-	-		977,882
26,767	-	-	26,767	Starbucks Corporation, (3)	1,468,438	-	-		1,468,438
-	-	38,185	38,185	Wyndham Worldwide Corporation	-	-	3,806,261		3,806,261
-	-	30,457	30,457	Wynn Resorts Ltd	-	-	4,233,209		4,233,209

				Total Hotels, Restaurants & Leisure	6,276,030	1,466,674	14,963,335		22,706,039

				Household Durables - 0.5%
4,200	-	-	4,200	Mohawk Industries Inc., (2), (3)	1,063,104	-	-		1,063,104
-	-	10,001	10,001	Whirlpool Corporation	-	-	1,716,334		1,716,334

				Total Household Durables	1,063,104	-	1,716,334		2,779,438

				Industrial Conglomerates - 0.4%
15,772	-	-	15,772	Honeywell International Inc., (3)	2,180,794	-	-		2,180,794

				Insurance - 1.2%
10,768	-	47,276	58,044	Lincoln National Corporation	730,716	-	3,208,178		3,938,894
11,573	-	-	11,573	Marsh & McLennan Companies, Inc., (3)	903,620	-	-		903,620
29,130	-	-	29,130	Progressive Corporation, (3)	1,353,962	-	-		1,353,962
-	4,300	-	4,300	Reinsurance Group of America Inc.	-	578,135	-		578,135

				Total Insurance	2,988,298	578,135	3,208,178		6,774,611

				Internet and Direct Marketing Retail - 3.1%
6,132	-	5,000	11,132	Amazon.com, Inc., (3)	6,013,039	-	4,903,384		10,916,423
-	-	29,093	29,093	Expedia, Inc.	-	-	4,316,265		4,316,265
1,125	-	-	1,125	Priceline Group Incorporated, (2)	2,083,590	-	-		2,083,590

				Total Internet and Direct Marketing Retail	8,096,629	-	9,219,649		17,316,278

See accompanying notes to pro forma financial statements.

Shares					Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
				Internet Software & Services - 6.5%
7,839	3,268	10,910	22,017	Alphabet Inc., Class A, (2), (3)	$7,488,126	$3,121,720	$10,421,616		$21,031,462
33,251	2,945	30,912	67,108	Facebook Inc., Class A Shares, (2)	5,718,174	506,452	5,315,852		11,540,478
-	-	39,094	39,094	VeriSign, Inc.	-	-	4,055,999		4,055,999

				Total Internet Software & Services	13,206,300	3,628,172	19,793,467		36,627,939

				IT Services - 5.7%
-	11,037	94,098	105,135	Booz Allen Hamilton Holding	-	376,472	3,209,692		3,586,164
15,037	-	-	15,037	Fidelity National Information Services, (3)	1,397,238	-	-		1,397,238
-	4,509	-	4,509	Gartner Inc., (2), (3)	-	543,740	-		543,740
-	5,186	-	5,186	Henry Jack and Associates Inc., (3)	-	534,521	-		534,521
10,183	-	-	10,183	Leidos Holdings Inc., (3)	593,873	-	-		593,873
14,002	13,850	57,732	85,584	MasterCard, Inc., (3)	1,866,467	1,846,205	7,695,648		11,408,320
15,406	-	-	15,406	PayPal Holdings, Inc., (2), (3)	950,242	-	-		950,242
15,145	20,950	91,825	127,920	Visa Inc., (3)	1,567,810	2,168,744	9,505,762		13,242,316

				Total IT Services	6,375,630	5,469,682	20,411,102		32,256,414

				Life Sciences Tools & Services - 0.2%
6,506	-	-	6,506	Thermo Fisher Scientific, Inc., (3)	1,217,533	-	-		1,217,533

				Machinery - 1.9%
-	-	108,645	108,645	Allison Transmission Holdings Inc.	-	-	3,773,236		3,773,236
14,256	-	-	14,256	Donaldson Company, Inc., (3)	673,596	-	-		673,596
21,589	-	-	21,589	Fortive Corporation, (3)	1,402,637	-	-		1,402,637
-	-	45,913	45,913	Ingersoll Rand Company Limited, Class A	-	-	3,920,484		3,920,484
6,275	-	-	6,275	Lincoln Electric Holdings Inc., (3)	544,921	-	-		544,921
-	3,222	-	3,222	Parker Hannifin Corporation, (3)	-	518,388	-		518,388

				Total Machinery	2,621,154	518,388	7,693,720		10,833,262

				Media - 4.0%
-	-	61,368	61,368	AMC Networks Inc., Class A Shares, (2)	-	-	3,729,974		3,729,974
84,492	11,828	-	96,320	Comcast Corporation, Class A, (3)	3,431,220	480,335	-		3,911,555
-	7,141	146,375	153,516	Discovery Communications Inc., Class A Shares, (2)	-	158,602	3,250,991		3,409,593
33,270	-	-	33,270	Lions Gate Entertainment Corporation, Equity, (2), (3)	933,889	-	-		933,889
-	-	94,098	94,098	Live Nation Inc., (2)	-	-	3,760,167		3,760,167
-	10,695	40,003	50,698	Omnicom Group, Inc.	-	774,104	2,895,427		3,669,531
-	5,777	-	5,777	Scripps Networks Interactive, Class A Shares	-	494,800	-		494,800
-	82,362	-	82,362	Sirius XM Holdings Inc., (3)	-	473,582	-		473,582

See accompanying notes to pro forma financial statements.

Shares					Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
-	5,570	-	5,570	Time Warner Inc., (3)	$-	$563,127	$-		$563,127
10,177	3,671	-	13,848	Walt Disney Company, (3)	1,029,912	371,505	-		1,401,417

				Total Media	5,395,021	3,316,055	13,636,559		22,347,635

				Multiline Retail - 1.7%
-	-	61,368	61,368	Big Lots, Inc.	-	-	2,921,138		2,921,138
-	-	57,277	57,277	Kohl’s Corporation	-	-	2,278,487		2,278,487
-	-	83,188	83,188	Nordstrom, Inc.	-	-	3,711,863		3,711,863
-	9,893	-	9,893	Target Corporation	-	539,465	-		539,465

				Total Multiline Retail	-	539,465	8,911,488		9,450,953

				Oil, Gas & Consumable Fuels - 0.4%
22,754	-	-	22,754	HollyFrontier Company, (3)	712,428	-	-		712,428
14,476	-	-	14,476	Cheniere Energy Inc., (2), (3)	619,428	-	-		619,428
18,035	-	-	18,035	ONEOK, Inc., (3)	976,776	-	-		976,776

				Total Oil, Gas & Consumable Fuels	2,308,632	-	-		2,308,632

				Personal Products - 0.9%
13,301	-	-	13,301	Estee Lauder Companies Inc., Class A	1,423,074	-	-		1,423,074
-	-	56,368	56,368	Herbalife, Limited	-	-	3,889,959		3,889,959

				Total Personal Products	1,423,074	-	3,889,959		5,313,033

				Pharmaceuticals - 0.4%
14,726	-	-	14,726	Bristol-Myers Squibb Company	890,628	-	-		890,628
7,876	-	-	7,876	Eli Lilly and Company, (3)	640,240	-	-		640,240
15,686	-	-	15,686	Zoetis Incorporated, (3)	983,512	-	-		983,512

				Total Pharmaceuticals	2,514,380	-	-		2,514,380

				Professional Services - 0.7%
-	-	87,280	87,280	Robert Half International Inc.	-	-	3,953,764		3,953,764

				Real Estate Management & Development - 0.7%
-	-	106,372	106,372	CBRE Group Inc., (2)	-	-	3,837,900		3,837,900

				Road & Rail - 0.6%
-	-	8,637	8,637	CSX Corporation	-	-	433,579		433,579
11,086	-	-	11,086	Landstar System, (3)	1,034,878	-	-		1,034,878
18,685	-	-	18,685	Union Pacific Corporation, (3)	1,967,531	-	-		1,967,531

				Total Road & Rail	3,002,409	-	433,579		3,435,988

See accompanying notes to pro forma financial statements.

Shares					Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Symphony Large-Cap Growth Fund	Growth Target Fund	Acquiring Fund (5)	Pro Forma Adjustments	Acquiring Fund Pro Forma (5)
				Semiconductors & Semiconductor Equipment - 1.3%
23,062	-	-	23,062	Applied Materials, Inc.	$1,040,557	$-	$-		$1,040,557
9,852	-	-	9,852	Broadcom Limited, (3)	2,483,394	-	-		2,483,394
13,149	-	-	13,149	Cavium Inc., (2), (3)	832,463	-	-		832,463
22,536	-	-	22,536	Inphi Corporation, (2), (3)	862,903	-	-		862,903
16,773	-	-	16,773	MA-COM Technology Solutions Holdings Incorporated, (2), (3)	763,842	-	-		763,842
26,414	-	-	26,414	Mellanox Technologies, Limited, (2), (3)	1,240,137	-	-		1,240,137

				Total Semiconductors & Semiconductor Equipment	7,223,296	-	-		7,223,296

				Software - 11.0%
11,722	-	-	11,722	Adobe Systems Incorporated, (2)	1,818,786	-	-		1,818,786
19,118	-	-	19,118	Broadsoft Inc., (3)	947,297	-	-		947,297
-	14,844	106,827	121,671	Cadence Design Systems, Inc., (2)	-	583,221	4,197,215		4,780,436
-	-	50,913	50,913	Citrix Systems, (2)	-	-	3,981,912		3,981,912
14,817	-	-	14,817	Electronic Arts Inc., (2)	1,800,266	-	-		1,800,266
11,498	6,460	-	17,958	Intuit, Inc.	1,626,392	913,767	-		2,540,159
112,546	28,025	234,564	375,135	Microsoft Corporation	8,415,065	2,095,429	17,538,336		28,048,830
14,461	-	-	14,461	Oracle Corporation	727,822	-	-		727,822
16,075	-	-	16,075	Parametric Technology Corporation, (2), (3)	900,200	-	-		900,200
9,658	5,304	42,276	57,238	Red Hat, Inc., (2)	1,038,235	570,180	4,544,674		6,153,089
-	6,526	45,913	52,439	Synopsys Inc., (2)	-	524,821	3,692,298		4,217,119
11,615	-	39,094	50,709	VMware Inc., (2)	1,255,582	-	4,226,058		5,481,640

				Total Software	18,529,645	4,687,418	38,180,493		61,397,556

				Specialty Retail - 5.9%
-	-	58,641	58,641	Best Buy Co., Inc.	-	-	3,181,858		3,181,858
-	-	38,639	38,639	Burlington Store Inc., (2)	-	-	3,366,650		3,366,650
-	-	163,195	163,195	Gap, Inc.	-	-	3,854,656		3,854,656
23,970	14,059	57,732	95,761	Home Depot, Inc., (3)	3,592,384	2,107,022	8,652,263		14,351,669
-	13,096	72,733	85,829	Lowe’s Companies, Inc., (3)	-	967,663	5,374,239		6,341,902
-	11,210	-	11,210	Ross Stores, Inc.	-	655,225	-		655,225
9,503	-	-	9,503	Tiffany & Co., (3)	868,574	-	-		868,574
8,766	-	-	8,766	TJX Companies, Inc.	633,782	-	-		633,782

				Total Specialty Retail	5,094,740	3,729,910	24,429,666		33,254,316

See accompanying notes to pro forma financial statements.

Shares							Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)			Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Pro Forma Adjustments		Acquiring Fund Pro Forma (5)
				Technology Hardware, Storage & Peripherals - 8.6%
49,905	16,916	183,196	250,017	Apple, Inc.			$8,184,420	$2,774,224	$30,044,169			$41,002,813
-	-	98,190	98,190	NCR Corporation			-	-	3,586,863			3,586,863
-	-	44,094	44,094	Western Digital Corporation			-	-	3,892,209			3,892,209

				Total Technology Hardware, Storage & Peripherals			8,184,420	2,774,224	37,523,241			48,481,885

				Tobacco - 0.1%
-	5,383	-	5,383	Altria Group, Inc.			-	341,282	-			341,282

				Trading Companies & Distributors - 0.2%
28,846	-	-	28,846	HD Supply Holdings Inc., (2), (3)			960,572	-	-			960,572
-	-	13,637	13,637	Univar Inc., (2)			-	-	384,712			384,712

				Total Trading Companies & Distributors			960,572	-	384,712			1,345,284

				Total Long-Term Investments (cost $95,592,491, $35,873,610, $254,319,293 and $385,785,394)			148,040,590	46,288,165	365,272,502			559,601,257

Principal Amount (000)							Value
Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)	Acquiring Fund Pro Forma (5)	Description (1)	Coupon	Maturity	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (5)			Acquiring Fund Pro Forma (5)
				Short-Term Investments - 0.9%
				Repurchase Agreements - 0.9%
$-	$-	$5,251	$5,251	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/17, repurchase price $5,250,692	0.120%	9/1/2017	$-	$-	$5,250,692			$5,250,692

				Total Short-Term Investments (cost $-, $-, $5,250,692 and $5,250,692)			-	-	5,250,692			5,250,692

				Total Investments (cost $95,592,491, $35,873,610, $259,569,985 and $391,036,086)			148,040,590	46,288,165	370,523,194			564,851,949

				Other Assets Less Liabilities - (0.0)%			325,783	97,881	15,775	(344,485	) (4)	94,954

				Net Assets - 100%			$148,366,373	$46,386,046	$370,538,969	$(344,485)		$564,946,903

See accompanying notes to pro forma financial statements.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of the Pro Forma Portfolio of Investments, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on the Acquiring Fund Pro Forma’s net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	It is currently anticipated that the security, or a portion of the security, may be disposed of following the Reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of the Reorganization.
(4)	The pro forma statements assume the Symphony Large-Cap Growth Fund and the Growth Fund will be required to distribute their tax basis undistributed net investment income of $1,136,992 and $931,724, respectively, and tax basis accumulated net realized gains of $9,384,293 and $1,390,404, respectively, to their shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Symphony Large-Cap Growth Fund and Growth Fund shares using estimated reinvestment rates of 100%, 100%, 100% and 98% for Class A, Class C, Class R3, and Class I, respectively, for the Symphony Large-Cap Growth Fund, and 86%, 75%, 17% and 88% for Class A, Class C, Class R3, and Class I, respectively, for the Growth Fund, resulting in total cash distributions for the Symphony Large-Cap Growth Fund and the Growth Fund of $7,473 and $337,012, respectively.
(5)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). The Acquiring Fund and the Acquiring Fund Pro Forma have been adjusted to reflect the effect of the Prior Reorganization. The assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund as of August 31, 2017 were combined with the assets and liabilities of the Acquiring Fund as of August 31, 2017, to derive the Acquiring Fund and the Acquiring Fund Pro Forma balances.

See accompanying notes to pro forma financial statements.

Pro Forma Statement of Assets and Liabilities

Year ended August 31, 2017 (Unaudited)

	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (a)	Pro Forma Adjustments		Acquiring Fund Pro Forma (a)
Assets
Long-term investments, at value ($95,592,491, $35,873,610, $254,319,293 and $385,785,394, respectively)	$148,040,590	$46,288,165	$365,272,502			$559,601,257
Short-term investments, at value (cost approximates value)	—	—	5,250,692			5,250,692
Cash	—	76,264	2			76,266
Receivable for:
Dividends	214,566	111,160	431,227			756,953
Investments sold	1,211,001	100,547	1,351,956			2,663,504
Due from broker	—	—	356			356
Due from adviser	—	—	88,063			88,063
Interest	—	—	2,080			2,080
Shares sold	500,883	14,814	246,414			762,111
Other assets	1,094	20,068	80,037			101,199

Total assets	149,968,134	46,611,018	372,723,329			569,302,481

Liabilities
Cash overdraft	163,550	—	—			163,550
Payable for:
Investments purchased	737,086	—	1,260,248			1,997,334
Shares redeemed	487,979	156,643	359,461			1,004,083
Dividends	—	—	—	344,485	(b)	344,485
Accrued expenses:
Custodian fees	19,986	11,792	13,608			45,386
Management fees	83,844	13,987	34,650			132,481
Professional fees	17,724	18,374	18,191			54,289
Trustees fees	678	226	26,697			27,601
12b-1 distribution and service fees	30,606	6,659	38,929			76,194
Other	60,308	17,291	182,576			260,175
Reorganization costs	—	—	250,000			250,000

Total liabilities	1,601,761	224,972	2,184,360	344,485		4,355,578

Net assets	$148,366,373	$46,386,046	$370,538,969	$(344,485)		$564,946,903

Class A Shares
Net assets	$32,844,952	$6,452,274	$97,379,707	$85,948,273	(b)	$222,625,206
Shares outstanding	864,417	220,284	3,209,847	3,043,664	(c)	7,338,212
Net asset value ("NAV") per share	$38.00	$29.29	$30.34			$30.34
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$40.32	$31.08	$32.19			$32.19

Class C Shares
Net assets	$24,615,264	$5,942,963	$20,201,257	$(74,378	) (b)	$50,685,106
Shares outstanding	700,777	222,696	677,938	99,540	(c)	1,700,951
NAV and offering price per share	$35.13	$26.69	$29.80			$29.80

Class R3 Shares
Net assets	$85,637,024	$371,924	$—	$(86,008,948	) (b)	$—
Shares outstanding	2,220,857	12,820	—	(2,233,677	) (c)	—
NAV and offering price per share	$38.56	$29.01	$—			$—

See accompanying notes to pro forma financial statements.

	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (a)	Pro Forma Adjustments		Acquiring Fund Pro Forma (a)
Class R6 Shares
Net assets	$—	$—	$15,524,509	$—		$15,524,509
Shares outstanding	—	—	510,691	—		510,691
NAV and offering price per share	$—	$—	$30.40			$30.40

Class I Shares
Net assets	$5,269,133	$33,618,885	$237,433,496	$(209,432	) (b)	$276,112,082
Shares outstanding	139,144	1,126,249	7,812,677	7,314	(c)	9,085,384
NAV and offering price per share	$37.87	$29.85	$30.39			$30.39

Net assets consist of:
Capital paid-in	$86,456,961	$33,788,952	$199,724,324	$12,498,928	(b)	$332,469,165
Undistributed (Over-distribution of) net investment income	431,320	285,559	120,928	(2,068,716	) (b)	(1,230,909)
Accumulated net realized gain (loss)	9,029,993	1,896,980	59,740,508	(10,774,697	) (b)	59,892,784
Net unrealized appreciation (depreciation)	52,448,099	10,414,555	110,953,209			173,815,863

Net assets	$148,366,373	$46,386,046	$370,538,969	$(344,485)		$564,946,903

Authorized shares – per class	Unlimited	Unlimited	Unlimited			Unlimited
Par value per share	$0.01	$0.01	$0.01			$0.01

(a)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). The assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund as of August 31, 2017 were combined with the assets and liabilities of the Acquiring Fund as of August 31, 2017, to derive the Acquiring Fund and Acquiring Fund Pro Forma balances.
(b)	The pro forma statements assume the Symphony Large-Cap Growth Fund and the Growth Fund will be required to distribute their tax basis undistributed net investment income of $1,136,992 and $931,724, respectively, and tax basis accumulated net realized gains of $9,384,293 and $1,390,404, respectively, to their shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Symphony Large-Cap Growth Fund and Growth Fund shares using estimated reinvestment rates of 100%, 100%, 100% and 98% for Class A, Class C, Class R3, and Class I, respectively, for Symphony Large-Cap Growth Fund, and 86%, 75%, 17% and 88% for Class A, Class C, Class R3, and Class I, respectively, for the Growth Fund, resulting in a total cash distribution for the Target Funds of $344,485.
(c)	Figures reflect the issuance by the Acquiring Fund Pro Forma of approximately 1,082,641 Class A shares, 826,068 Class C shares, 2,822,783 Class A shares, and 173,133 Class I shares to Class A, Class C, Class R3, and Class I shareholders, respectively, of the Symphony Large-Cap Growth Fund, and approximately 211,190 Class A shares, 196,945 Class C shares, 11,750 Class A shares, and 1,099,575 Class I shares to Class A, Class C, Class R3, and Class I shareholders, of the Growth Fund respectively, in connection with the Reorganization.

See accompanying notes to pro forma financial statements.

Pro Forma Statement of Operations

Year ended August 31, 2017 (Unaudited)

	Symphony Large-Cap Growth Fund	Growth Fund	Acquiring Fund (a)	Pro Forma Adjustments		Acquiring Fund Pro Forma (a)
Investment Income (net of foreign tax withheld of $–, $–, $1,867 and $1,867, respectively)	$2,178,485	$859,449	$3,745,858			$6,783,792

Expenses
Management fees	978,131	317,642	2,235,686	(49,151	) (b)	3,482,308
12b-1 service fees – Class A Shares	117,547	19,897	274,006	13,008	(c)	424,458
12b-1 distribution and service fees – Class C Shares	251,151	71,173	198,783			521,107
12b-1 distribution and service fees – Class R3 Shares	24,634	1,381	—	(26,015	) (c)	—
Shareholder servicing agent fees	133,964	42,189	453,623			629,776
Custodian fees	48,020	27,731	56,810	(60,548	) (d)	72,013
Trustees fees	4,672	1,642	12,516			18,830
Professional fees	33,159	25,254	52,324	(34,897	) (d)	75,840
Shareholder reporting expenses	35,690	23,506	62,992	(57,402	) (d)	64,786
Federal and state registration fees	67,962	63,291	143,044	(11,828	) (d)	262,469
Reorganization fees	—	—	250,000			250,000
Other	15,262	8,343	15,624	(12,330	) (d)	26,899

Total expenses before fee waiver/expense reimbursement	1,710,192	602,049	3,755,408	(239,163)		5,828,486
Fee waiver/expense reimbursement	(1,411)	(138,428)	(650,280)	(250,506)		(1,040,625)

Net expenses	1,708,781	463,621	3,105,128	(489,669	) (e)	4,787,861

Net investment income (loss)	469,704	395,828	640,730	489,669		1,995,931

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	12,720,542	3,219,709	72,924,457			88,864,708
Change in net unrealized appreciation (depreciation) of investments	11,959,112	3,246,794	(1,571,082)			13,634,824

Net realized and unrealized gain (loss)	24,679,654	6,466,503	71,353,375			102,499,532

Net increase (decrease) in net assets from operations	$25,149,358	$6,862,331	$71,994,105	$489,669		$104,495,463

(a)	Effective as of the close of business on October 13, 2017, the Acquiring Fund acquired all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund, a series of Nuveen Investment Funds, Inc., in a tax-free reorganization (the “Prior Reorganization”). The income and expenses of the Nuveen Large Cap Growth Opportunities Fund for the year ended August 31, 2017, adjusted to remove balances related to securities lending activities and 12b-1 distribution and service fees for Class R3 shares which were not offered by the Acquiring Fund, were combined with the income and expenses of the Acquiring Fund as of August 31, 2017. The management fee reflects the average net assets of the Acquiring Fund for the twelve months ended August 31, 2017 and the net assets of the Nuveen Large Cap Growth Opportunities Fund that were merged in October 13, 2017 being applied to the Acquiring Fund's fund level management fee schedule and the complex level fee rate takes into account the Nuveen Large Cap Growth Opportunities Fund's ineligible assets. The expense reimbursement amount reflects the 0.81% expense cap being applied to the average net assets of the Acquiring Fund for the twelve months ended August 31, 2017 and the net assets of the Nuveen Large Cap Growth Opportunities Fund that were merged in October 13, 2017. Operating expenses were adjusted to reflect anticipated reductions of certain duplicative expenses eliminated as a result of the Prior Reorganization.
(b)	Reflects the impact of applying the Acquiring Fund's fund-level fee schedule to the Acquiring Fund Pro Forma’s average net assets and the impact of the Acquiring Fund's ineligible assets on the Acquiring Fund Pro Forma’s complex-level fee rate.
(c)	The Acquiring Fund Pro Forma will not offer Class R3 shares. Class R3 shareholders of the Target Funds will received Class A shares as a result of the Reorganization.
(d)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(e)	Reflects the increase in expense reimbursement payments the Adviser would have made to the Acquiring Fund Pro Forma if the Reorganization had occurred on the first day of the 12-month period ended August 31, 2017. The net expenses decreased $394,641 due to the expense reimbursement that took effect on October 16, 2017, and $95,028 due to the impact of the Reorganization.

See accompanying notes to pro forma financial statements.

Notes to Pro Forma Financial Statements (Unaudited)

1. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Nuveen Symphony Large-Cap Growth Fund and the Nuveen Growth Fund (collectively the “Target Funds”) into the Nuveen Large Cap Growth Fund (the “Acquiring Fund”) (the “Reorganization”). The Acquiring Fund and the Target Funds are open-end management investment companies registered under the Investment Company Act of 1940, as amended. The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The Reorganization is not contingent on both Target Funds approving the Reorganization, but this is believed to be the most likely outcome. The pro forma statements have been estimated in good faith based on information regarding the Acquiring Fund (adjusted to reflect the effect of the Acquiring Fund’s October 13, 2017 acquisition of all of the assets and liabilities of the Nuveen Large Cap Growth Opportunities Fund) and the Target Funds as of August 31, 2017.

Under the terms of the Reorganization, the combination of the Acquiring Fund and the Target Funds (the “Acquiring Fund Pro Forma” or the “Fund”) will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the surviving fund to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund. The Reorganization will be accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Funds by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Funds. The Pro Forma Portfolio of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Target Funds, the Acquiring Fund and the Acquiring Fund Pro Forma as of August 31, 2017. The Pro Forma Statement of Operations is presented for the Target Funds, the Acquiring Fund and the Acquiring Fund Pro Forma for the period from September 1, 2016 through August 31, 2017 (the “Reporting Period”).

Following the Reorganization, the Acquiring Fund will be the surviving fund. The surviving fund will have the portfolio management team, portfolio composition, strategies and investment objectives, policies and restrictions of the Acquiring Fund. No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

If the Reorganization had occurred as of August 31, 2017, the Target Funds would have been required to dispose of some of their securities in order to comply with the Acquiring Fund’s investment policies and restrictions. It is estimated that the Symphony Large-Cap Growth Fund would have been required to dispose of approximately 8% of its portfolio and that the Growth Fund would have been required to dispose of approximately 1% of its portfolio as of August 31, 2017 to comply with the Acquiring Fund’s investment policies and restrictions. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $1.0 million (approximately $0.26 per share) for the Symphony Large-Cap Growth Fund and realized gains of approximately $0.1 million (approximately $0.09 per share) for the Growth Fund and brokerage commission or other transaction costs of approximately $10,700 and $200 for the Symphony Large-Cap Growth Fund and the Growth Fund, respectively, based average commission rates normally paid by the Target Funds, if such sales occurred on August 31, 2017.

In addition, if the Reorganization had occurred as of August 31, 2017, additional securities held by the Target Funds would have been disposed of due to the different investment styles used in managing the investment portfolios of the Acquiring Fund and the Target Funds. As a result of these sales, together with the required sales described in the paragraph immediately above, it is estimated that approximately 48% of the Symphony Large-Cap Growth Fund’s portfolio and approximately 22% of the Growth Fund’s portfolio as of August 31, 2017 would have been sold if the Reorganization had occurred on that date. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $18.5 million (approximately $4.72 per share) for the Symphony Large-Cap Growth Fund and realized gains of approximately $2.6 million (approximately $1.67 per share) for the Growth Fund and brokerage commission or other transaction costs of approximately $38,700 and $6,700 for the Symphony Large-Cap Growth Fund and the Growth Fund, respectively, based average commission rates normally paid by the Target Funds, if such sales occurred on August 31, 2017.

The total costs of the Reorganization are estimated to be $340,000. Nuveen will pay all expenses associated with the Reorganization.

The accompanying pro forma financial statements and notes to the pro forma financial statements should be read in conjunction with the August 31, 2017 annual report of the Growth Fund and the Acquiring Fund, and the September 30, 2017 annual report of the Symphony Large-Cap Growth Fund.

2. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Fund is a part of the Nuveen Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on May 6, 1996.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives

The investment objective of the Fund is long-term capital appreciation.

The Acquiring Fund’s most recent prospectus provides further description of the investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income on investments purchased is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Pro Forma Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Pro Forma Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Compensation

The Trust does not pay compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Trust has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Total
Long-Term Investments*:
Common Stocks	$559,601,257	$—	$559,601,257
Short-Term Investments:
Repurchase Agreements	—	5,250,692	5,250,692
Total	$559,601,257	$5,250,692	$564,851,949
*	Refer to the Fund’s Pro Forma Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Pro Forma Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Pro Forma Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of August 31, 2017, the Fund had no unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

6. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Average Daily Net Assets
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For the next $3 billion	0.4250
For the next $2.5 billion	0.4000
For the next $2.5 billion	0.3875
For net assets over $10 billion	0.3750

The annual complex-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Upon closing of the Reorganizations, the Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Fund through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses of the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Trust.

7. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Pro Forma Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

8. Subsequent Events

Fund Reorganizations

During September 2017, shareholders of the Nuveen Large Cap Growth Opportunities Fund approved the reorganization into the Acquiring Fund. Nuveen Large Cap Growth Opportunities Fund merged into the Acquiring Fund at the close of business on October 13, 2017.

Mutual Funds

Prospectus

December 29, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T

Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGFX	NNGRX	NNGTX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCFX	NLCIX	NLCTX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLAFX	NLIGX	NLATX
Nuveen Concentrated Core Fund	NCADX	NCAEX	—	NCARX	NCAFX	NCCTX
Nuveen Growth Fund	NSAGX	NSRCX	NBGRX	—	NSRGX	NSRTX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	—	NELIX	NELTX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	—	NIMEX	NMETX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

Section 1    Fund Summaries

Nuveen Large Cap Value Fund

Investment Objective

The investment objective of the Fund is to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 45 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 49 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-71 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class R6	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class R6	Class I	Class T
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%	0.00%	0.25%
Other Expenses	0.15%	0.15%	0.14%	0.08%	0.15%	0.15%
Total Annual Fund Operating Expenses	1.05%	1.80%	1.29%	0.73%	0.80%	1.05%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.05)%	(0.05)%	(0.04)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.75%	1.25%	0.68%	0.75%	1.00%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.20% after July 31, 2019) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

2

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are at the lesser of Total Annual Fund Operating Expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R3	Class R6	Class I	Class T
1 Year	$671	$178	$127	$69	$77	$349
3 Years	$882	$559	$403	$225	$247	$568
5 Years	$1,114	$967	$701	$398	$436	$807
10 Years	$1,777	$2,109	$1,551	$899	$982	$1,493

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2017, the range was $1.8 billion to $744.6 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000 Value Index, at the time of purchase.

The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Fund’s sub-adviser will generally sell a security if its model ranking declines or research reveals a deterioration of the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Section 1    Fund Summaries

3

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Value Stock Risk—The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s performance information prior to June 24, 2013 reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2017 was 9.20%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 16.94% and -21.89%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates

4

Section 1    Fund Summaries

and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class R6 or Class T shares, which have not been offered for a full calendar year.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R3)
Class A (return before taxes)	8/07/96	12.44%	12.54%	5.39%	N/A
Class A (return after taxes on distributions)		12.09%	10.16%	3.69%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		7.33%	9.31%	3.86%	N/A
Class C (return before taxes)	8/07/96	18.46%	13.04%	5.23%	N/A
Class R3 (return before taxes)	8/04/08	19.04%	13.60%	N/A	7.75%
Class I (return before taxes)	8/07/96	19.62%	14.16%	6.27%	N/A
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)		17.34%	14.80%	5.72%	8.82%
Lipper Multi-Cap Value Funds Category Average[2] (reflects no deduction for taxes or sales loads)		15.81%	13.36%	5.46%	8.36%
1	An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
2	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Value Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Section 1    Fund Summaries

5

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R3	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

•  $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

6

Section 1    Fund Summaries

Nuveen Large Cap Core Fund

Investment Objective

The investment objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 45 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 49 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-71 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R6	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Class I	Class T
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.16%	0.16%	0.09%	0.16%	0.16%
Total Annual Fund Operating Expenses	1.06%	1.81%	0.74%	0.81%	1.06%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.75%	0.68%	0.75%	1.00%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Section 1    Fund Summaries

7

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R6	Class I	Class T
1 Year	$671	$178	$69	$77	$349
3 Years	$884	$560	$227	$249	$569
5 Years	$1,117	$971	$402	$440	$811
10 Years	$1,787	$2,119	$909	$993	$1,503

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 121% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2017, the range was $1.8 billion to $744.6 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000 Index, at the time of purchase.

The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Fund’s sub-adviser will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

8

Section 1    Fund Summaries

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2017 was 12.26%. The performance of the other share classes will differ due to their different expense structures.

During the three-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 6.57% and -8.76%, respectively, for the quarters ended September 30, 2016 and September 30, 2015.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Section 1    Fund Summaries

9

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class R6 or Class T shares, which have not been offered for a full calendar year.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	6.64%	10.94%
Class A (return after taxes on distributions)		6.46%	10.28%
Class A (return after taxes on distributions and sale of Fund shares)		3.90%	8.37%
Class C (return before taxes)	6/17/13	12.26%	11.96%
Class I (return before taxes)	6/17/13	13.44%	13.08%
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)		12.05%	11.46%
Lipper Multi-Cap Core Funds Category Average[2] (reflects no deduction for taxes or sales loads)		10.27%	9.49%
1	An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
2	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial

10

Section 1    Fund Summaries

intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

•  $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

11

Nuveen Large Cap Growth Fund

Investment Objective

The investment objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 45 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 49 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-71 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R6	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Class I	Class T
Management Fees	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.27%	0.28%	0.23%	0.28%	0.27%
Total Annual Fund Operating Expenses	1.18%	1.94%	0.89%	0.94%	1.18%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.20)%	(0.21)%	(0.21)%	(0.21)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.98%	1.73%	0.68%	0.73%	0.98%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

12

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R6	Class I	Class T
1 Year	$669	$176	$69	$75	$347
3 Years	$898	$577	$250	$266	$584
5 Years	$1,157	$1,016	$460	$487	$853
10 Years	$1,898	$2,237	$1,065	$1,124	$1,618

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 136% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2017, the range was $1.8 billion to $744.6 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000 Growth Index, at the time of purchase.

The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Fund’s sub-adviser will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Section 1    Fund Summaries

13

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2017 was 15.58%. The performance of the other share classes will differ due to their different expense structures.

During the three-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 6.39% and -8.37%, respectively, for the quarters ended September 30, 2016 and September 30, 2015.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates

14

Section 1    Fund Summaries

and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class R6 shares, which have not been offered for a full calendar year.

Performance is not shown for Class T shares, which have not commenced operations as of the date of this prospectus.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	3.52%	10.09%
Class A (return after taxes on distributions)		3.35%	9.03%
Class A (return after taxes on distributions and sale of Fund shares)		2.14%	7.54%
Class C (return before taxes)	6/17/13	9.03%	11.12%
Class I (return before taxes)	6/17/13	10.13%	12.22%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)		7.08%	12.02%
Lipper Multi-Cap Core Funds Category Average[2] (reflects no deduction for taxes or sales loads)		10.27%	9.49%
1	An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
2	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Section 1    Fund Summaries

15

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

•  $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

16

Section 1    Fund Summaries

Nuveen Concentrated Core Fund

Investment Objective

The investment objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 45 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 49 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-71 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R6	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Class I	Class T
Management Fees	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.30%	0.30%	0.20%	0.31%	0.30%
Total Annual Fund Operating Expenses	1.26%	2.01%	0.91%	1.02%	1.26%
Fee Waivers and/or Expense Reimbursements[3]	(0.18)%	(0.18)%	(0.18)%	(0.19)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.08%	1.83%	0.73%	0.83%	1.08%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.86% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Section 1    Fund Summaries

17

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R6	Class I	Class T
1 Year	$679	$186	$75	$85	$357
3 Years	$925	$603	$261	$294	$612
5 Years	$1,201	$1,056	$476	$534	$897
10 Years	$1,986	$2,314	$1,093	$1,220	$1,710

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective by investing in a portfolio of 15-30 equity securities. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000 Index, at the time of purchase. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities.

The Fund’s sub-adviser will focus on larger capitalization companies in the Russell 1000 Index, and will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Fund’s sub-adviser will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may

18

Section 1    Fund Summaries

invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Non-Diversification Risk—As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2017 was 14.36%. The performance of the other share classes will differ due to their different expense structures.

During the three-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 7.54% and -8.81%, respectively, for the quarters ended December 31, 2014 and September 30, 2015.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Section 1    Fund Summaries

19

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class R6 shares, which have not been offered for a full calendar year.

Performance is not shown for Class T shares, which have not commenced operations as of the date of this prospectus.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	(1.86)%	8.88%
Class A (return after taxes on distributions)		(2.32)%	8.23%
Class A (return after taxes on distributions and sale of Fund shares)		(0.67)%	6.81%
Class C (return before taxes)	6/17/13	3.34%	9.88%
Class I (return before taxes)	6/17/13	4.37%	10.99%
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)		12.05%	11.46%
Lipper Large-Cap Core Funds Category Average[2] (reflects no deduction for taxes or sales loads)		10.04%	9.70%
1	An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
2	Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Core Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial

20

Section 1    Fund Summaries

intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

•  $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

21

Nuveen Growth Fund

Investment Objective

The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 45 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 49 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-71 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class I	Class T
Management Fees	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%	0.25%
Other Expenses	0.40%	0.40%	0.41%	0.40%	0.40%
Total Annual Fund Operating Expenses	1.31%	2.06%	1.57%	1.06%	1.31%
Fee Waivers and/or Expense Reimbursements[3]	(0.29)%	(0.29)%	(0.30)%	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.02%	1.77%	1.27%	0.77%	1.02%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% (1.40% after July 31, 2019) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

22

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are at the lesser of Total Annual Fund Operating Expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R3	Class I	Class T
1 Year	$673	$180	$129	$79	$351
3 Years	$923	$601	$448	$291	$610
5 Years	$1,210	$1,066	$810	$539	$907
10 Years	$2,025	$2,353	$1,826	$1,252	$1,750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range.

The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Currency Risk—Even though the non-U.S. securities held by the Fund are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations. Changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains or losses realized on the sale of securities.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Section 1    Fund Summaries

23

Non-U.S. Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2017 was 15.35%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 13.46% and -21.00%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class T shares, which have not commenced operations as of the date of this prospectus.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R3)
Class A (return before taxes)	3/28/06	0.27%	11.37%	5.26%	N/A
Class A (return after taxes on distributions)		(1.59)%	9.71%	4.47%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		1.71%	8.97%	4.16%	N/A
Class C (return before taxes)	3/28/06	5.61%	11.86%	5.10%	N/A
Class R3 (return before taxes)	3/03/09	6.11%	12.41%	N/A	15.03%
Class I (return before taxes)	3/28/06	6.67%	12.98%	6.16%	N/A
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)		7.08%	14.50%	8.33%	18.75%
Lipper Large-Cap Growth Funds Category Average[2] (reflects no deduction for taxes or sales loads)		1.79%	13.03%	7.10%	16.77%
1	An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
2	Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Category.

24

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	December 2012
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through
fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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25

Nuveen Equity Long/Short Fund

Investment Objective

The investment objective of the Fund is long-term capital appreciation with low correlation to the U.S. equity market.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 45 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 49 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-71 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class T
Management Fees	1.26%	1.26%	1.26%	1.26%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses
Dividend Expense on Securities Sold Short	1.18%	1.17%	1.18%	1.18%
Prime Broker Expense	0.56%	0.56%	0.54%	0.56%
Remainder of Other Expenses	0.29%	0.29%	0.28%	0.29%
Total Annual Fund Operating Expenses	3.54%	4.28%	3.26%	3.54%
Fee Waivers and/or Expense Reimbursements[3]	(0.18)%	(0.18)%	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	3.36%	4.10%	3.08%	3.36%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

26

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class I	Class T
1 Year	$894	$412	$311	$580
3 Years	$1,573	$1,272	$977	$1,282
5 Years	$2,282	$2,155	$1,678	$2,016
10 Years	$4,148	$4,420	$3,538	$3,946

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 186% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000 Index, at the time the position is taken. As a result, the Fund will invest significantly in large-capitalization companies.

When the Fund takes a long position in a security, it purchases the security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender. The Fund will sell a security short if it expects that it will be able to make this later purchase at a lower price than the price at which it sold the security short. The use of both long and short positions allows the sub-adviser to invest based on both its positive and negative views on individual stocks. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Fund intends to generally maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.

The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management, with the sub-adviser taking long positions in companies that it has identified as attractive and short positions in companies that it expects to underperform. Securities generally are added to the portfolio as long or short positions based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. However, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. As a result, the sub-adviser may take a long position in a security which receives a low ranking from the quantitative models, in order to maintain a required minimum position in that security. The Fund’s sub-adviser will generally sell a security if its model ranking declines or fundamental research reveals a deterioration of the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

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27

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—The value of equity securities held in the Fund’s long portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. Conversely, the value of the Fund’s short positions may decline because of an increase in the equity market as a whole or because of increases in a particular company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests, and generally maintains a net long position, primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Short Sales Risk—The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price to close out a short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The sub-adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets.

To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.

28

Section 1    Fund Summaries

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s performance information prior to March 1, 2013 reflects the Fund’s performance under the management of a different sub-adviser using investment strategies that differed significantly from those currently in place. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2017 was 12.13%. The performance of the other share classes will differ due to their different expense structures.

During the eight-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 16.68% and -17.82%, respectively, for the quarters ended June 30, 2009 and September 30, 2011.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class T shares, which have not commenced operations as of the date of this prospectus.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	5 Years	Since Inception
Class A (return before taxes)	12/30/08	(1.51)%	9.29%	9.23%
Class A (return after taxes on distributions)		(1.51)%	8.75%	8.73%
Class A (return after taxes on distributions and sale of Fund shares)		(0.86)%	7.37%	7.47%
Class C (return before taxes)	12/30/08	3.73%	9.76%	9.21%
Class I (return before taxes)	12/30/08	4.76%	10.87%	10.32%
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)		12.05%	14.69%	14.95%
Lipper Alternative Long/Short Equity Funds Category Average[2] (reflects no deduction for taxes or sales loads)		3.14%	5.32%	6.73%
1	An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
2	Represents the average annualized returns for all reporting funds in the Lipper Alternative Long/Short Equity Funds Category.

Section 1    Fund Summaries

29

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	February 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	February 2013

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

30

Section 1    Fund Summaries

Nuveen Equity Market Neutral Fund

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation independent of the U.S. equity market.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 45 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 49 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-71 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class T
Management Fees	1.26%	1.26%	1.26%	1.26%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses
Dividend Expense on Securities Sold Short	1.40%	1.39%	1.39%	1.40%
Prime Broker Expense	0.05%	0.01%	0.00%	0.05%
Remainder of Other Expenses	0.36%	0.37%	0.37%	0.36%
Total Annual Fund Operating Expenses	3.32%	4.03%	3.02%	3.32%
Fee Waivers and/or Expense Reimbursements[3]	(0.27)%	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	3.05%	3.76%	2.75%	3.05%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

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31

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class I	Class T
1 Year	$865	$378	$278	$550
3 Years	$1,500	$1,187	$893	$1,207
5 Years	$2,172	$2,029	$1,549	$1,902
10 Years	$3,952	$4,204	$3,306	$3,744

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the sub-adviser may adjust the Fund’s long and short positions from time to time in an attempt to maintain the desired exposure to the stock market, the Fund’s portfolio turnover rate may exceed 100%. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective utilizing a market neutral strategy, the goal of which is to generate absolute returns that are due primarily to stock selection, rather than the returns and direction of the stock market. The Fund implements its market neutral strategy by establishing long and short positions in a diversified portfolio of equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Russell 1000 Index at the time of purchase.

When the Fund takes a long position in a security, it purchases the security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions.

The Fund’s sub-adviser will invest in long positions that are expected to deliver the overall returns of the stock market, plus additional performance unique to the specific stocks purchased by the sub-adviser. The short positions selected by the sub-adviser are expected to deliver the inverse of the overall returns of the stock market, plus additional performance unique to the specific stocks sold short by the sub-adviser. The goal is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to the sub-adviser’s stock selection process, rather than stock market movements. At times, however, the Fund may have more exposure to the stock market (either positive or negative) in order to take advantage of market opportunities. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.
The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio as long or short positions based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Fund’s sub-adviser generally will decrease or eliminate a short or long position in a security if the security’s model ranking changes significantly or research reveals a significant change in the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

32

Section 1    Fund Summaries

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—The value of equity securities held in the Fund’s long portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. Conversely, the value of the Fund’s short positions may decline because of an increase in the equity market as a whole or because of increases in a particular company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests, and generally maintains a net long position, primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Short Sales Risk—The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price to close out a short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The sub-adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets.

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33

To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2017 was 2.43%. The performance of the other share classes will differ due to their different expense structures.

During the three-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 7.10% and -4.66%, respectively, for the quarters ended December 31, 2016 and June 30, 2016.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class T shares, which have not commenced operations as of the date of this prospectus.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	(0.26)%	3.23%
Class A (return after taxes on distributions)		(0.26)%	3.02%
Class A (return after taxes on distributions and sale of Fund shares)		(0.15)%	2.46%
Class C (return before taxes)	6/17/13	5.05%	4.19%
Class I (return before taxes)	6/17/13	6.10%	5.24%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index[1] (reflects no deduction for fees, expenses or taxes)		0.33%	0.13%
Lipper Alternative Equity Market Neutral Funds Category Average[2] (reflects no deduction for taxes or sales loads)		1.43%	1.56%
1	An unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.
2	Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Category.

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Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Section 2    How We Manage Your Money

To help you better understand the Funds, this section includes a detailed discussion of the Funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of September 30, 2017, Nuveen, LLC managed approximately $948 billion in assets, of which approximately $137 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The portfolio managers for the Funds are Robert C. Doll and Scott M. Tonneson. Each portfolio manager’s business experience for the last five years is set forth below.

•	Robert C. Doll, CFA, joined Nuveen Asset Management on November 26, 2012, as Senior Portfolio Manager and Chief Equity Strategist. Prior to joining Nuveen Asset Management, Mr. Doll most recently was a Senior Advisor to BlackRock Advisors, LLC (“BlackRock”) from July 2012 to November 2012 and prior thereto served as BlackRock’s Chief Equity Strategist for Fundamental Equities from January 2009 to June 2012 and Head of Equities from October 2006 to December 2008.

•	Scott M. Tonneson, CFA, entered the financial services industry in 1994 and joined the firm in 2007.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the statement of additional information.

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Management Fees

The management fee schedule for each Fund consists of two components: a Fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Nuveen Large Cap Value Fund	Nuveen Large Cap Core Fund	Nuveen Large Cap Growth Fund	Nuveen Concentrated Core Fund	Nuveen Growth Fund	Nuveen Equity Long/Short Fund	Nuveen Equity Market Neutral Fund
For the first $125 million	0.5000%	0.5000%	0.5000%	0.5500%	0.5000%	1.1000%	1.1000%
For the next $125 million	0.4875%	0.4875%	0.4875%	0.5375%	0.4875%	1.0875%	1.0875%
For the next $250 million	0.4750%	0.4750%	0.4750%	0.5250%	0.4750%	1.0750%	1.0750%
For the next $500 million	0.4625%	0.4625%	0.4625%	0.5125%	0.4625%	1.0625%	1.0625%
For the next $1 billion	0.4500%	0.4500%	0.4500%	0.5000%	0.4500%	1.0500%	1.0500%
For the next $3 billion	0.4250%	0.4250%	0.4250%	0.4750%	0.4250%	1.0250%	1.0250%
For the next $2.5 billion	0.4000%	0.4000%	0.4000%	0.4500%	0.4000%	1.0000%	1.0000%
For the next $2.5 billion	0.3875%	0.3875%	0.3875%	0.4375%	0.3875%	0.9875%	0.9875%
For net assets over $10 billion	0.3750%	0.3750%	0.3750%	0.4250%	0.3750%	0.9750%	0.9750%

The complex-level fee is the same for each Fund. It begins at a maximum rate of 0.2000% of each Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Therefore, the maximum management fee rate for each Fund is the Fund-level fee plus 0.2000%. As of September 30, 2017, the effective complex-level fee for each Fund was 0.1599% of the Fund’s average daily net assets.

For the most recent fiscal year, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets:

Nuveen Large Cap Value Fund	0.65%
Nuveen Large Cap Core Fund	0.60%
Nuveen Large Cap Growth Fund	0.49%
Nuveen Concentrated Core Fund	0.52%
Nuveen Growth Fund	0.37%
Nuveen Equity Long/Short Fund	1.08%
Nuveen Equity Market Neutral Fund	0.99%

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for the Funds do not exceed the percentages of the average daily net assets listed below of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation.

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Nuveen Large Cap Value Fund	0.79% through July 31, 2019 and 1.20% thereafter
Nuveen Large Cap Core Fund	0.79% through July 31, 2019
Nuveen Large Cap Growth Fund	0.77% through July 31, 2019
Nuveen Concentrated Core Fund	0.86% through July 31, 2019
Nuveen Growth Fund	0.81% through July 31, 2019 and 1.40% thereafter
Nuveen Equity Long/Short Fund	1.40% through July 31, 2019
Nuveen Equity Market Neutral Fund	1.40% through July 31, 2019

The expense limitations expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Funds. The permanent expense limitations in effect thereafter for Nuveen Large Cap Value Fund and Nuveen Growth Fund may be terminated or modified only with the approval of shareholders of the Funds.

Information regarding the Board of Trustees’ approval of the investment management agreements is available in the Funds’ annual report for the fiscal year ended August 31, 2017.

The investment objectives of Nuveen Large Cap Value Fund, Nuveen Growth Fund and Nuveen Equity Long/Short Fund, which are described in the “Fund Summaries” section, may not be changed without shareholder approval. The investment objectives of Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund, Nuveen Concentrated Core Fund and Nuveen Equity Market Neutral Fund, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If an investment objective of Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund, Nuveen Concentrated Core Fund or Nuveen Equity Market Neutral Fund changes, you will be notified at least 60 days in advance.

Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund and Nuveen Large Cap Growth Fund have adopted a non-fundamental investment policy (a “Name Policy”) whereby each Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with large capitalizations. The Funds will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. For purposes of the Name Policy, a Fund will value eligible derivatives at fair value or market value instead of notional value. As a result of having a Name Policy, each Fund must provide shareholders with a notice at least 60 days prior to any change of the Fund’s Name Policy.

The Funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The Funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the Funds’ investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Funds’ investment objectives. This section provides more information about these strategies, as well as information about some additional strategies that the Funds’ sub-adviser uses, or may use, to achieve the Funds’ objectives. The strategies described below are principal

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investment strategies unless otherwise noted. You should be aware that each Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

Equity Securities

The Funds invest in equity securities. Equity securities generally include common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics.

Non-U.S. Investments

Nuveen Growth Fund may invest in non-U.S. equity securities that are U.S. dollar-denominated. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.

Cash Equivalents and Short-Term Investments

As a non-principal investment strategy, the Funds may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep a Fund from participating in a market upswing and prevent a Fund from achieving its investment objective.

Investment Companies

As a non-principal investment strategy, the Funds may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Funds may invest directly.

An ETF is an investment company that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

As a shareholder in an investment company, the Funds will bear their ratable share of that vehicle’s expenses, and would remain subject to payment of the Funds’ advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in an investment company. In addition, the Funds will incur brokerage costs when purchasing and selling shares of ETFs. Securities of investment companies may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

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Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”). These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing Fund. The Funds may rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations. Subject to certain conditions, a Fund also may invest in money market funds beyond the statutory limits described above.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ statement of additional information. A list of each Fund’s portfolio holdings is available on the Funds’ website—www.nuveen.com/mf—by navigating to your Fund using the “Mutual Fund Finder” and clicking on the “Holdings & Detail” tab. By following these links, you can obtain a list of your Fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the Funds’ website ten business days after the end of the month. This information will remain available on the website until the Funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Funds. See the “Fund Summaries” section for a description of the principal risks of investing in a particular Fund. Additional information about these risks is listed alphabetically below. Because of these risks, you should consider an investment in the Funds to be a long-term investment.

Principal Risks

Active management risk: The funds’ sub-adviser actively manages each fund’s investments. Consequently, the funds are subject to the risk that the investment techniques and risk analyses employed by the funds’ sub-adviser may not produce the desired results. This could cause a fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the funds’ sub-adviser in connection with managing a fund and may also adversely affect the ability of a fund to achieve its investment goal.

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Currency risk: Even though the non-U.S. securities held by Nuveen Growth Fund are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations. Changes in currency exchange rates may affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities, and hence may affect the net asset value of Nuveen Growth Fund.

Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, a fund’s adviser or sub-adviser, a financial intermediary, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.

Equity security risk: The value of a fund’s long positions in equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. Conversely, the value of a fund’s short positions may decline because of an increase in the equity market as a whole or because of increases in a particular company, industry, or sector of the market. From time to time, a fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent trading risk: A fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures contract risk: The use of futures contracts involves additional risks and transaction costs, which could leave a fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Growth stock risk: The growth stocks in which Nuveen Large Cap Growth Fund and Nuveen Growth Fund invest tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Investment strategy risk: The funds, except for Nuveen Growth Fund, utilize proprietary and third party data and systems to support investment decisions. Data imprecision, software or other technology malfunctions,

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programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect the funds’ performance. Furthermore, there can be no assurance that the quantitative models used in managing the funds will perform as anticipated or enable a fund to achieve its objective.

Large-cap stock risk: While large-cap companies may be less volatile than those of mid- and small-cap companies, they still involve risk. To the extent a fund invests in large-capitalization stocks, the fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Non-diversification risk: Nuveen Concentrated Core Fund is a non-diversified fund and may invest a larger portion of its assets in a fewer number of issuers than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund’s portfolio may be more susceptible to any single economic, business (either globally or with respect to a particular company or companies), political or regulatory occurrence than the portfolio of a diversified fund.

Non-U.S. investment risk: Nuveen Growth Fund may invest in non-U.S. equity securities that are U.S. dollar-denominated. Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to or different than those of issuers that are located in or principally operated in the United States due to political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets.

To the extent a fund invests in depositary receipts, the fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Other non-U.S. investment risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

•	The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. securities. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

•	A fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent non-U.S. income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

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•	Some countries, particularly in emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

•	Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems and currency volatility.

Short sales risk: Nuveen Equity Long/Short Fund and Nuveen Equity Market Neutral Fund engage in “short sales.” Short sales involve the sale of a security a Fund has borrowed, with the expectation that the security will underperform the market. Short sales expose a Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. For instance, the lender of the borrowed security may recall the security, in which case a Fund would have to either borrow the security from another lender or buy the security and deliver it to the lender. A Fund may not always be able to locate another lender, and thus the Fund may be required to cover the short position at a disadvantageous price. Although the gain is limited by the price at which the security was sold short, the potential loss on a short sale is theoretically unlimited because there is no upper limit on the price a borrowed security can attain. In a rising stock market, a Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. Short positions are more volatile than long positions due to risks inherent to short selling, including incorrect determinations of equity security valuations and/or the directional movement of stock market averages. A Fund may also pay transaction costs and borrowing fees in connection with short sales and, until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends paid during the period of the loan. In addition, short positions typically involve increased liquidity risk and the risk that the third party to the short sale may fail to honor its contract terms. To the extent a Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage that may magnify gains or losses for the Fund.

In the past, in response to market events, regulatory authorities in various countries, including the United States, enacted temporary rules prohibiting the short-selling of certain stocks. If regulatory authorities were to reinstitute such rules or otherwise restrict short-selling, a Fund might not be able to fully implement its short-selling strategy.

Value stock risk: The intrinsic value of a stock with value characteristics in which Nuveen Large Cap Value Fund invests may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor the securities of value companies may underperform the securities of other companies.

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Non-Principal Risks

Global economic risk: Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of a fund’s investments. For example, the United Kingdom’s referendum to leave the European Union resulted in the depreciation in value of the British pound, short term declines in the stock markets and ongoing economic and political uncertainty concerning the consequences of the exit. Similar major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, geopolitical events, such as war, terrorism, natural and environmental disasters, and market manipulation, may disrupt securities markets and adversely affect global economics and markets. Examples of such events include recent hurricanes in the Caribbean Sea and southern United States and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. Governmental and quasi-governmental authorities and regulators throughout the world have responded to turmoil with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a fund’s investments.

Large transactions risk: A fund may experience adverse effects due to large purchases or redemptions of fund shares. A large redemption by an individual shareholder, or an increase in redemptions generally by fund shareholders, may cause a fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s net asset value and liquidity. If a fund has difficulty selling portfolio securities in a timely manner to meet redemption requests, the fund may have to borrow money to do so. In such an instance, a fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the fund’s returns. In addition, until a fund is able to sell securities to meet redemption requests, the fund’s market exposure may be greater than it ordinarily would be, which would magnify the impact of any market movements on the fund’s performance. Similarly, large fund share purchases may adversely affect a fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, reducing the fund’s market exposure. Increased redemption activity may also result in unexpected taxable distributions to shareholders if such sales of investments resulted in gains and thereby accelerated the realization of taxable income. In addition, large redemptions could result in a fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

Other investment companies risk: When a fund invests in other investment companies, including ETFs, shareholders bear both their proportionate share of fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, the fund is exposed to the risks to which the other investment companies may be subject. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error).

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Section 2    How We Manage Your Money

Section 3    How You Can Buy and Sell Shares

The Funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information. Because the prospectus and the statement of additional information are available free of charge on Nuveen’s website at www.nuveen.com, we do not disclose the following share class information separately on the website.

The different share classes offered by the Funds are described below. You will pay up-front or contingent deferred sales charges on some of these share classes. In addition, some share classes are subject to annual distribution and/or service fees in the amounts described below, which are paid out of a Fund’s assets. These fees are paid to Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen, LLC and the distributor of the Funds, and are used primarily for providing compensation to financial intermediaries in connection with the distribution of Fund shares and for providing ongoing account services to shareholders. The Funds have adopted a distribution and service plan under Rule 12b-1 under the 1940 Act that allows each Fund to pay these distribution and service fees. More information on this plan can be found under “Distribution and Service Payments—Distribution and Service Plan.” Because fees paid under the plan are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of your Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. The Distributor retains the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “Contingent Deferred Sales Charges” below for information concerning the CDSC and “How to Reduce Your Sales Charge—CDSC Waivers and Reductions” below for information concerning CDSC waivers and reductions.

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Investors may purchase Class A shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class A shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class A shares.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of your Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. You may qualify for a reduced CDSC, or the CDSC may be waived, as described in “How to Reduce Your Sales Charge” below.

Investors purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “How to Reduce Your Sales Charge” below.

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, the Funds limit the cumulative amount of Class C shares that may be purchased by a single purchaser. Your financial intermediary may set lower maximum purchase limits for Class C shares. See the statement of additional information for more information.

Investors may purchase Class C shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class C shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class C shares.

Class R3 Shares

You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of your Fund’s average daily net assets.

Investors may purchase Class R3 shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund.

Class R3 shares are only available for purchase by eligible retirement plans. Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. See the statement of additional information for more information.

Nuveen Large Cap Value Fund and Nuveen Growth Fund issue Class R3 shares.

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Section 3    How You Can Buy and Sell Shares

Class R6 Shares

Eligible investors can purchase Class R6 shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class R6 shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class R6 shares are available to certain qualified retirement plans and other investors. There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of a Fund. Class R6 shares are also available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be waived for clients of financial intermediaries that have accounts holding Class R6 shares with an aggregate value of at least $100,000. The Distributor may also waive the minimum for clients of financial intermediaries anticipated to reach this Class R6 share holdings level. All other eligible investors must meet a minimum initial investment of at least $1 million in a Fund. Such minimum investment requirement may be applied collectively to affiliated accounts, in the discretion of the Distributor. Class R6 shares may be purchased through financial intermediaries only if such intermediaries have entered into an agreement with the Distributor to offer Class R6 shares. Class R6 shares are only available in cases where neither the investor nor the intermediary will receive any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, so called “finder’s fees,” administration fees or similar fees with respect to Class R6 shares. Provided they meet the minimum investment and other eligibility requirements, eligible investors include:

•	Qualified retirement plans;

•	Foundations and endowment funds;

•	Any state, county, or city, or its instrumentality, department, authority or agency;

•	457 plans, including 457(b) governmental entity plans and tax exempt plans;

•	Omnibus or other pooled accounts registered to insurance companies, trust companies, bank trust departments, registered investment advisor firms and family offices;

•	Investment companies, both affiliated and not affiliated with Nuveen Fund Advisors;

•	Corporations, including corporate non-qualified deferred compensation plans of such corporations;

•	Collective investment trusts;

•	Discretionary accounts managed by Nuveen Fund Advisors or its affiliates; and

•	529 savings plans held in plan-level omnibus accounts.

Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or SIMPLE IRAs.

Only Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund and Nuveen Concentrated Core Fund issue Class R6 shares.

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47

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain employer-sponsored retirement plans.

•	Certain bank or broker-affiliated trust departments.

•	Advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•	Officers of Nuveen, LLC and its affiliates, and their immediate family members.

•	Full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members.

•	Certain financial intermediary personnel, and their immediate family members.

•	Certain other institutional investors described in the statement of additional information.

Class T Shares

You can purchase Class T shares at the offering price, which is the net asset value per share plus an up-front sales charge. Class T shares are also subject to an annual service fee of 0.25% of the Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. The Distributor retains the service fee on accounts with no financial intermediary of record. The up-front Class T sales charges for a Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00	2.04	2.00
$500,000 but less than $1,000,000	1.50	1.52	1.50
$1,000,000 and over	1.00	1.01	1.00

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Section 3    How You Can Buy and Sell Shares

Class T shares purchased through the reinvestment of dividends and capital gain distributions from the same Fund are not subject to a sales charge. In addition, Class T shares may be available at net asset value without a sales charge under certain other circumstances, as determined by the policies and procedures of your financial intermediary. See the appendix to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” for information on available Class T share sales charge waivers.

Investors may purchase Class T shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class T shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class T shares.

Please refer to the statement of additional information for more information about Class A, Class C, Class R3, Class R6, Class I and Class T shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

Contingent Deferred Sales Charges

If you redeem Class A or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A or Class C shares subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described below under “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge—CDSC Waivers and Reductions,” in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the statement of additional information.

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. In addition, under certain circumstances, the Funds will waive or reduce the CDSC imposed on redemptions of Class C shares and certain Class A shares purchased at net asset value. The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not

Section 3    How You Can Buy and Sell Shares

49

available through your intermediary, you will have to purchase Fund shares through another intermediary.

Class A Sales Charge Reductions

•	Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a Fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

•	Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a Fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “What Share Classes We Offer—Contingent Deferred Sales Charges” above).

•	Shares purchased through the reinvestment of Nuveen Defined Portfolio (unit investment trusts offered through Nuveen Securities, LLC prior to March 1, 2002) and Nuveen Mutual Fund dividends and capital gain distributions.

•	Shares purchased for accounts held directly with a Fund that do not have a financial intermediary of record.

•	Certain employer-sponsored retirement plans. Purchases by employer-sponsored retirement plans (“ESRPs”) as defined below, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases. Intermediaries that have entered into such an agreement are listed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

For this purpose, ESRPs include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, health savings accounts, defined benefit plans, participant directed non-qualified deferred compensation plans, Roth 401(k) plans and Roth 403(b) plans, and do not include SEPs, SAR-SEPs, SIMPLE IRAs (other than SIMPLE IRAs opened before January 1, 2011 where the Distributor is the broker of record), SIMPLE 401(k) plans, Solo 401(k) plans, KEOGH plans, non-qualified deferred compensation plans and single defined benefit plans.

•	Employees of Nuveen, LLC and its affiliates. Purchases by current and retired employees of Nuveen, LLC and its affiliates and such employees’

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Section 3    How You Can Buy and Sell Shares

immediate family members (as defined in the statement of additional information).

•	Current and former trustees/directors of the Nuveen Funds.

•	Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

•	Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•	Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. Intermediaries that have entered into such an agreement are listed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

In order to obtain a sales charge reduction or waiver on Class A share purchases, it may be necessary at the time of purchase for you to inform the Funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

CDSC Waivers and Reductions

The CDSC payable upon the redemption of Class C shares, and on Class A shares that were purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, may be waived or reduced under certain circumstances, including the following:

•	In the event of total disability of the shareholder.

•	In the event of death of the shareholder.

•	For certain redemptions made pursuant to a systematic withdrawal plan.

•	For redemptions in connection with a payment of account or plan fees.

•	For redemptions of accounts not meeting required minimum balances.

•	Upon an optional conversion by a Fund of Class C shares held in an account which no longer has a financial intermediary of record into Class A shares.

•	For redemptions of Class C shares where the Distributor did not advance the first year’s service and distribution fees to the intermediary.

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•	For redemptions of Class A shares where the Distributor did not pay a sales charge to the intermediary when the shares were purchased.

•	For certain redemptions of shares held by an employer-sponsored qualified defined contribution plan.

•	For certain redemptions of shares held in an IRA account, including redemptions to satisfy required minimum distributions from the account after age 70 1⁄2.

More information on these and other available CDSC waivers and reductions can be found in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the statement of additional information.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase Fund shares (1) through a financial advisor or other financial intermediary or (2) directly from the Funds. Class A, Class C and Class T shares may not be purchased directly from a Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

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Section 3    How You Can Buy and Sell Shares

Directly from the Funds

Eligible investors may purchase shares directly from the Funds.

•	By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a Fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your Fund, calculated after your Fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your Fund nor the transfer agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

•	By mail. You may open an account directly with the Funds and buy shares by completing an application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

Purchase orders and redemption requests are not processed until received in proper form by the transfer agent of a Fund.

•	On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the Funds’ website. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

•	By telephone. Existing shareholders with direct accounts may also process account transactions via the Funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund

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account. The minimum automatic deduction is $100 per month. There is no charge to participate in your Fund’s systematic investment plan. You can stop the deductions at any time by notifying your Fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your Fund to draw pre-authorized checks on your bank account.

•	From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•	Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Your Fund may cancel your participation in its systematic investment plan if it is unable to deliver a current prospectus to you because of an incorrect or invalid mailing address.

Systematic Withdrawal

If the value of your Fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each Fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state, except that there are no exchange privileges for Class T shares. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. In the event that a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you may submit a separate redemption request (see “How to Sell Shares” below). Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

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Section 3    How You Can Buy and Sell Shares

Fund DirectSM

The Fund Direct Program allows you to link your Fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem Fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption.

You may sell (redeem) your shares on any business day, which is any day the NYSE is open for business. You will receive the share price next determined after your Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading (normally, 4:00 p.m. New York time) for you to receive that day’s price. The Fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the Funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

•	By mail. You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The Fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record);

•	Any certificates you have for the shares; and

•	Any required signature guarantees.

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55

After you have established your account, signatures on a written request must be guaranteed if:

•	You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

•	You have changed the address on your Fund’s records within the last 30 days;

•	Your redemption request is in excess of $50,000; or

•	You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

•	On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

•	By telephone. If your account is held with your Fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

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Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

Accounts with Low Balances

A Fund reserves the right to liquidate or assess a low balance fee on any account (other than accounts holding Class R3 or Class R6 shares) held directly with the Fund that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If a Fund elects to exercise the right to assess a low balance fee, then annually the Fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time for shareholders to bring their accounts up to the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Meeting Redemption Requests

Each Fund typically will pay redemption proceeds using cash reserves maintained in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties, or by borrowing from another Nuveen Fund under an inter-fund lending program maintained by the Nuveen Funds pursuant to exemptive relief granted by the Securities and Exchange Commission. See “Investment Policies and Techniques—Borrowing” in the statement of additional information. These additional methods are more likely to be used to meet large redemption requests or in times of stressed market conditions.

Although the Funds generally pay redemption proceeds in cash, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. In this situation, you would generally receive a proportionate distribution of each security held by the Fund to the extent practicable. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

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57

Section 4    General Information

To help you understand the tax implications of investing in the Funds, this section includes important details about how the Funds make distributions to shareholders. We discuss some other Fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

The Funds intend to pay income dividends and any taxable gains annually.

Payment and Reinvestment Options

The Funds automatically reinvest your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in Fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that a Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a Fund holds its assets). Distributions from a Fund’s long-term capital gains are generally taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares. Distributions generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all distributions that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Distributor will send you the statement. The tax status of your distributions is the same whether you reinvest them or elect to receive them

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in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to your Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires your Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with a Fund, please contact Nuveen Investor Services at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with a Fund and do not elect a cost basis method, your account will default to the average cost basis method. The average cost basis method generally calculates cost basis by determining the average price paid for Fund shares that may have been purchased at different times for different prices. Financial intermediaries choose their own default cost basis method.

Distribution and Service Plan

The Distributor serves as the selling agent and distributor of the Funds’ shares. In this capacity, the Distributor manages the offering of the Funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each Fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act (the “Plan”). See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under the Plan.

Under the Plan, the Distributor receives a distribution fee for Class C and Class R3 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, Class C, Class R3 and Class T shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These

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services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. Fees paid under the Plan also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales literature and reports to shareholders used in connection with the sale of shares. Because fees paid under the Plan are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C and Class R3 shares may pay more in distribution and service fees and CDSCs (Class C shares only) than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments by the Funds

In addition to the distribution and service fees the Funds pay under the Plan and fees the Funds pay to their transfer agent, the Distributor or Nuveen Fund Advisors, on behalf of the Funds, may enter into non-Plan agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

Other Payments by the Distributor and Nuveen Fund Advisors

In addition to the sales commissions and payments from distribution and service fees made to financial intermediaries as previously described, the Distributor and Nuveen Fund Advisors may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor and/or Nuveen Fund Advisors is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Nuveen Mutual Fund shares and provide services to Nuveen Mutual Fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap

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programs at certain financial intermediaries, the Distributor and Nuveen Fund Advisors also make payments out of their own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their Fund shares through these platforms or programs. These payments are in addition to the service fee and any applicable sub-transfer agency or similar fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of Fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization.

The price you pay for your shares or the amount you receive upon redemption of your shares is based on your Fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Each Fund’s latest net asset value per share is available on the Funds’ website at www.nuveen.com. Net asset value is calculated for each class of each Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, pricing services may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Funds’ investment adviser or sub-adviser. Pricing service valuations of non-exchange-traded instruments represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. It is possible that these valuations could be materially different from the value that a Fund realizes upon the sale of an instrument. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, a Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. A Fund may rely on an independent fair

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61

valuation service in making any such fair value determinations. If a Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of Nuveen Fund Advisors, a price is unreliable, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or its appointee. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Trustees has adopted valuation procedures for the Funds and has appointed the Nuveen Fund Advisors’ Valuation Committee with the day-to-day responsibility for fair value determinations. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Funds have adopted a Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Funds’ Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The Funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the

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Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Pursuant to these agreements, financial intermediaries may disclose to a Fund an investor’s taxpayer identification number and a record of the investor’s transactions at the request of the Fund. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

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63

The custodian of the assets of the Funds is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian also provides certain accounting services to the Funds. The Funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

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Section 5    Financial Highlights

The financial highlights table is intended to help you understand a Fund’s financial performance for the past five fiscal years or the life of the Fund or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended August 31, 2014 and later has been audited by KPMG LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. The financial statements for the fiscal year/period ended August 31, 2013 and prior were audited by other independent auditors.

Nuveen Large Cap Value Fund(d)

Class (Commencement Date)		Investment Operations				Less Distributions					Ratios/Supplemental Data
	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(e)

Class A (8/96)
Year Ended 8/31
2017	$22.73	$.23		$3.31	$3.54	$(.33)	$—	$(.33)	$25.94	15.63%	$252,902	1.05%		.92%		152%
2016	23.58	.32		.98	1.30	(.24)	(1.91)	(2.15)	22.73	6.26	240,572	1.10		1.44		141
2015	28.36	.27		(1.77)	(1.50)	(.21)	(3.07)	(3.28)	23.58	(5.75)	267,337	1.12		1.01		158
2014	25.15	.31		6.09	6.40	(.36)	(2.83)	(3.19)	28.36	27.40	294,917	1.11		1.16		153
2013(f)	24.31	.03		.81	.84	—	—	—	25.15	3.50	250,052	1.25	*	.70	*	42
Year Ended 6/30
2013	20.03	.29		4.29	4.58	(.30)	—	(.30)	24.31	23.09	282,993	1.15		1.31		153

Class C (8/96)
Year Ended 8/31
2017	21.72	.05		3.16	3.21	(.16)	—	(.16)	24.77	14.79	19,868	1.80		.19		152
2016	22.60	.15		.93	1.08	(.05)	(1.91)	(1.96)	21.72	5.46	27,588	1.85		.70		141
2015	27.31	.07		(1.70)	(1.63)	(.01)	(3.07)	(3.08)	22.60	(6.45)	31,516	1.87		.26		158
2014	24.33	.10		5.88	5.98	(.17)	(2.83)	(3.00)	27.31	26.47	26,628	1.86		.41		153
2013(f)	23.54	—	**	.79	.79	—	—	—	24.33	3.36	17,780	2.00	*	(.02	)*	42
Year Ended 6/30
2013	19.41	.12		4.15	4.27	(.14)	—	(.14)	23.54	22.10	17,174	1.90		.55		153

Class R3 (8/08)
Year Ended 8/31
2017	22.87	.16		3.34	3.50	(.27)	—	(.27)	26.10	15.38	211	1.29		.63		152
2016	23.71	.28		.97	1.25	(.18)	(1.91)	(2.09)	22.87	5.97	186	1.34		1.25		141
2015	28.50	.19		(1.76)	(1.57)	(.15)	(3.07)	(3.22)	23.71	(5.99)	232	1.37		.73		158
2014	25.27	.24		6.12	6.36	(.30)	(2.83)	(3.13)	28.50	27.11	135	1.36		.92		153
2013(f)	24.43	.02		.82	.84	—	—	—	25.27	3.44	87	1.50	*	.43	*	42
Year Ended 6/30
2013	20.14	.24		4.30	4.54	(.25)	—	(.25)	24.43	22.72	91	1.39		1.08		153

Class R6 (6/16)
2017	22.88	.31		3.34	3.65	(.41)	—	(.41)	26.12	16.02	17,991	.73		1.23		152
2016(g)	21.66	.06		1.16	1.22	—	—	—	22.88	5.63	19,773	.73	*	1.48	*	141

Class I (8/96)
Year Ended 8/31
2017	22.88	.29		3.33	3.62	(.38)	—	(.38)	26.12	15.92	119,038	.80		1.17		152
2016	23.73	.37		.99	1.36	(.30)	(1.91)	(2.21)	22.88	6.53	99,927	.85		1.69		141
2015	28.52	.34		(1.78)	(1.44)	(.28)	(3.07)	(3.35)	23.73	(5.52)	103,342	.86		1.29		158
2014	25.28	.37		6.13	6.50	(.43)	(2.83)	(3.26)	28.52	27.74	104,875	.86		1.40		153
2013(f)	24.42	.04		.82	.86	—	—	—	25.28	3.52	45,148	1.00	*	.97	*	42
Year Ended 6/30
2013	20.12	.34		4.31	4.65	(.35)	—	(.35)	24.42	23.39	42,285	.90		1.55		153

Class T (5/17)(h)
2017(i)	25.00	.03		1.07	1.10	—	—	—	26.10	4.40	26	1.06	*	.43	*	152

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65

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(f)	For the two months ended August 31, 2013.

(g)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.

(h)	Class T Shares are not available for public offering.

(i)	For the period May 31, 2017 (commencement of operations) through August 31, 2017.

*	Annualized.

**	Rounds to less than $.01 per share.

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Section 5    Financial Highlights

Nuveen Large Cap Core Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(e)

Class A (6/13)
2017	$27.03	$.18	$4.24	$4.42	$(.20)	$—	$(.20)	$31.25	16.41%	$55,756	1.01%		.60%		121%
2016	25.64	.22	1.71	1.93	(.15)	(.39)	(.54)	27.03	7.66	47,518	1.11		.85		132
2015	26.67	.23	(.69)	(.46)	(.02)	(.55)	(.57)	25.64	(1.76)	37,684	1.14		.84		110
2014	20.49	.19	6.42	6.61	(.08)	(.35)	(.43)	26.67	32.63	6,726	1.17		.78		122
2013(d)	20.00	.04	.45	.49	—	—	—	20.49	2.45	457	1.17	*	.90	*	34

Class C (6/13)
2017	26.64	(.05)	4.19	4.14	— **	—	— **	30.78	15.55	59,610	1.76		(.16)		121
2016	25.32	.02	1.69	1.71	—	(.39)	(.39)	26.64	6.86	47,805	1.85		.10		132
2015	26.51	.02	(.66)	(.64)	—	(.55)	(.55)	25.32	(2.47)	38,591	1.89		.09		110
2014	20.46	.01	6.39	6.40	—	(.35)	(.35)	26.51	31.61	4,937	1.92		.06		122
2013(d)	20.00	.01	.45	.46	—	—	—	20.46	2.30	143	1.92	*	.21	*	34

Class R6 (6/16)
2017	27.08	.27	4.26	4.53	(.28)	—	(.28)	31.33	16.81	17,095	.70		.91		121
2016(f)	25.46	.05	1.57	1.62	—	—	—	27.08	6.36	18,489	.69	*	1.10	*	132

Class I (6/13)
2017	27.08	.24	4.25	4.49	(.26)	—	(.26)	31.31	16.68	256,389	.76		.83		121
2016	25.69	.28	1.72	2.00	(.22)	(.39)	(.61)	27.08	7.93	140,976	.86		1.10		132
2015	26.71	.30	(.68)	(.38)	(.09)	(.55)	(.64)	25.69	(1.49)	153,632	.89		1.11		110
2014	20.50	.25	6.41	6.66	(.10)	(.35)	(.45)	26.71	32.92	57,360	.92		1.02		122
2013(d)	20.00	.03	.47	.50	—	—	—	20.50	2.50	11,449	.92	*	.69	*	34

Class T (5/17)(g)
2017(h)	30.03	.03	1.23	1.26	—	—	—	31.29	4.20	26	1.02	*	.37	*	121

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors.

(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.

(g)	Class T Shares are not available for public offering.

(h)	For the period May 31, 2017 (commencement of operations) through August 31, 2017.

*	Annualized.

**	Rounds to less than $.01 per share.

Section 5    Financial Highlights

67

Nuveen Large Cap Growth Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(e)

Class A (6/13)
2017	$25.69	$.09	$4.75	$4.84	$(.19)	$—	$(.19)	$30.34	18.94%	$11,933	1.02%		.32%	136%
2016	25.28	.13	1.24	1.37	(.09)	(.87)	(.96)	25.69	5.57	13,654	1.15		.53	117
2015	26.34	.15	(.15)	(.00)	(.03)	(1.03)	(1.06)	25.28	.00	31,442	1.16		.56	118
2014	20.59	.17	6.03	6.20	(.07)	(.38)	(.45)	26.34	30.45	10,734	1.17		.72	145
2013(d)	20.00	.05	.54	.59	—	—	—	20.59	2.95	1,017	1.15	**	1.25 **	48

Class C (6/13)
2017	25.25	(.13)	4.68	4.55	— **	—	— **	29.80	18.04	10,130	1.77		(.46)	136
2016	24.96	(.05)	1.21	1.16	—	(.87)	(.87)	25.25	4.77	9,344	1.89		(.22)	117
2015	26.18	(.06)	(.13)	(.19)	—	(1.03)	(1.03)	24.96	(.74)	7,621	1.91		(.22)	118
2014	20.56	(.01)	6.01	6.00	—	(.38)	(.38)	26.18	29.49	2,187	1.92		(.03)	145
2013(d)	20.00	— *	.56	.56	—	—	—	20.56	2.80	83	1.91	**	(.02 )**	48

Class R6 (6/16)
2017	25.73	.17	4.77	4.94	(.27)	—	(.27)	30.40	19.31	31	.72		.60	136
2016(f)	24.27	.03	1.43	1.46	—	—	—	25.73	6.02	27	.70	**	.81 **	117

Class I (6/13)
2017	25.73	.15	4.76	4.91	(.25)	—	(.25)	30.39	19.22	58,512	.77		.54	136
2016	25.33	.20	1.23	1.43	(.16)	(.87)	(1.03)	25.73	5.80	47,945	.89		.79	117
2015	26.38	.21	(.14)	.07	(.09)	(1.03)	(1.12)	25.33	.28	58,478	.91		.79	118
2014	20.60	.24	6.02	6.26	(.10)	(.38)	(.48)	26.38	30.74	27,478	.92		.99	145
2013(d)	20.00	.04	.56	.60	—	—	—	20.60	3.00	11,472	.92	**	.86 **	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors.

(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period

(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.

*	Rounds to less than $.01 per share.

**	Annualized.

68

Section 5    Financial Highlights

Nuveen Concentrated Core Fund

Class (Commencement Date)		Investment Operations				Less Distributions					Ratios/Supplemental Data
Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(e)

Class A (6/13)
2017	$25.97	$.24		$4.23	$4.47	$(.54)	$—	$(.54)	$29.90	17.45%	$16,149	1.08%		.88%		137%
2016	26.89	.39		(.22)	.17	(.13)	(.96)	(1.09)	25.97	.62	41,053	1.20		1.50		103
2015	27.16	.20		(.14)	.06	(.02)	(.31)	(.33)	26.89	.21	54,805	1.21		.72		98
2014	19.66	.19		7.37	7.56	(.04)	(.02)	(.06)	27.16	38.46	8,315	1.22		.77		88
2013(d)	20.00	.05		(.39)	(.34)	—	—	—	19.66	(1.70)	239	1.21	**	1.29	**	24

Class C (6/13)
2017	25.51	—	*	4.19	4.19	(.34)	—	(.34)	29.36	16.58	20,613	1.83		.02		137
2016	26.50	.18		(.21)	(.03)	—	(.96)	(.96)	25.51	(.13)	24,531	1.94		.72		103
2015	26.95	—	*	(.14)	(.14)	—	(.31)	(.31)	26.50	(.53)	24,583	1.96		.01		98
2014	19.63	.01		7.33	7.34	—	(.02)	(.02)	26.95	37.39	1,508	1.97		.05		88
2013(d)	20.00	—	*	(.37)	(.37)	—	—	—	19.63	(1.85)	117	1.97	**	.11	**	24

Class R6 (6/16)
2017	26.02	.30		4.27	4.57	(.62)	—	(.62)	29.97	17.85	32	.73		1.10		137
2016(f)	25.22	.07		.73	.80	—	—	—	26.02	3.17	26	.73	**	1.64	**	103

Class I (6/13)
2017	26.02	.25		4.29	4.54	(.60)	—	(.60)	29.96	17.73	59,160	.83		.91		137
2016	26.94	.46		(.22)	.24	(.20)	(.96)	(1.16)	26.02	.88	32,291	.95		1.77		103
2015	27.20	.27		(.14)	.13	(.08)	(.31)	(.39)	26.94	.47	52,955	.96		.95		98
2014	19.68	.24		7.36	7.60	(.06)	(.02)	(.08)	27.20	38.76	8,569	.97		1.00		88
2013(d)	20.00	.04		(.36)	(.32)	—	—	—	19.68	(1.65)	1,018	.97	**	1.01	**	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors.

(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.

*	Rounds to less than $.01 per share.

**	Annualized.

Section 5    Financial Highlights

69

Nuveen Growth Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (3/06)
Year Ended 8/31
2017	$27.52	$.21	$3.75	$3.96	$(.19)	$(2.00)	$(2.19)	$29.29	15.34%	$6,452	1.02%		.77%	55%
2016	28.79	.20	2.17	2.37	(.18)	(3.46)	(3.64)	27.52	8.78	9,758	1.18		.75	59
2015	30.49	.12	.89	1.01	—	(2.71)	(2.71)	28.79	3.40	8,792	1.21		.41	65
2014	25.03	(.01)	6.08	6.07	—	(.61)	(.61)	30.49	24.55	15,558	1.22		(.05)	41
2013(e)	25.68	— **	(.65)	(.65)	—	—	—	25.03	(2.53)	13,956	1.22	*	.13 *	2
Year Ended 7/31
2013	21.09	.01	4.62	4.63	(.04)	—	(.04)	25.68	21.97	13,858	1.22		.02	67

Class C (3/06)
Year Ended 8/31
2017	25.25	— **	3.44	3.44	—	(2.00)	(2.00)	26.69	14.50	5,943	1.77		.01	55
2016	26.72	— **	1.99	1.99	—	(3.46)	(3.46)	25.25	7.95	7,987	1.93		(.01)	59
2015	28.69	(.09)	.83	.74	—	(2.71)	(2.71)	26.72	2.62	9,150	1.96		(.33)	65
2014	23.75	(.21)	5.76	5.55	—	(.61)	(.61)	28.69	23.67	9,094	1.97		(.77)	41
2013(e)	24.38	(.01)	(.62)	(.63)	—	—	—	23.75	(2.58)	4,967	1.97	*	(.63 )*	2
Year Ended 7/31
2013	20.14	(.18)	4.42	4.24	—	—	—	24.38	21.05	4,143	1.97		(.81)	67

Class R3 (3/09)
Year Ended 8/31
2017	27.27	.14	3.73	3.87	(.13)	(2.00)	(2.13)	29.01	15.08	372	1.27		.53	55
2016	28.56	.14	2.13	2.27	(.10)	(3.46)	(3.56)	27.27	8.48	193	1.41		.53	59
2015	30.34	.05	.88	.93	—	(2.71)	(2.71)	28.56	3.14	65	1.46		.17	65
2014	24.96	(.08)	6.07	5.99	—	(.61)	(.61)	30.34	24.29	64	1.47		(.29)	41
2013(e)	25.62	— **	(.66)	(.66)	—	—	—	24.96	(2.58)	53	1.48	*	(.13 )*	2
Year Ended 7/31
2013	21.06	(.03)	4.59	4.56	—	—	—	25.62	21.65	54	1.47		(.12)	67

Class I (3/06)
Year Ended 8/31
2017	28.01	.28	3.83	4.11	(.27)	(2.00)	(2.27)	29.85	15.63	33,619	.77		1.02	55
2016	29.25	.28	2.20	2.48	(.26)	(3.46)	(3.72)	28.01	9.05	31,830	.93		1.00	59
2015	30.86	.21	.89	1.10	—	(2.71)	(2.71)	29.25	3.67	29,230	.96		.68	65
2014	25.27	.06	6.15	6.21	(.01)	(.61)	(.62)	30.86	24.87	24,449	.97		.22	41
2013(e)	25.92	.01	(.66)	(.65)	—	—	—	25.27	(2.51)	15,456	.97	*	.38 *	2
Year Ended 7/31
2013	21.29	.05	4.67	4.72	(.09)	—	(.09)	25.92	22.26	15,621	.97		.23	67

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(e)	For the one month ended August 31, 2013.

*	Annualized.

**	Rounds to less than $.01 per share.

70

Section 5    Financial Highlights

As of March 1, 2013, Nuveen Asset Management, LLC became Nuveen Equity Long/Short Fund’s sub-adviser and began managing the Fund using investment strategies that differ from those utilized by the prior sub-adviser. The performance figures provided reflect the Fund’s performance prior to these changes.

Nuveen Equity Long/Short Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)(d)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

Class A (12/08)
Year Ended 8/31
2017	$32.61	$(.39)	$6.38	$5.99	$—	$—	$—	$38.60	18.37%	$26,802	3.36%		(1.09)%	186%
2016	32.61	(.11)	.11	—	—	—	—	32.61	.00	26,012	3.58		(.33)	224
2015	31.72	(.26)	1.23	.97	—	(.08)	(.08)	32.61	3.06	24,821	3.53		(.79)	222
2014	28.72	(.23)	4.78	4.55	—	(1.55)	(1.55)	31.72	16.06	13,697	3.46		(.75)	232
2013(g)	29.54	.02	(.84)	(.82)	—	—	—	28.72	(2.78)	390	3.04	*	.65 *	12
Year Ended 7/31
2013	26.81	(.03)	5.02	4.99	—	(2.26)	(2.26)	29.54	20.39	326	2.62		(.13)	292

Class C (12/08)
Year Ended 8/31
2017	30.57	(.62)	5.96	5.34	—	—	—	35.91	17.47	8,596	4.10		(1.86)	186
2016	30.80	(.33)	.10	(.23)	—	—	—	30.57	(.75)	8,236	4.34		(1.09)	224
2015	30.19	(.48)	1.17	.69	—	(.08)	(.08)	30.80	2.28	8,087	4.29		(1.53)	222
2014	27.60	(.43)	4.57	4.14	—	(1.55)	(1.55)	30.19	15.20	4,080	4.21		(1.47)	232
2013(g)	28.40	— **	(.80)	(.80)	—	—	—	27.60	(2.82)	138	3.81	*	(.01 )*	12
Year Ended 7/31
2013	26.04	(.19)	4.81	4.62	—	(2.26)	(2.26)	28.40	19.53	64	3.47		(.74)	292

Class I (12/08)
Year Ended 8/31
2017	33.27	(.31)	6.52	6.21	—	—	—	39.48	18.67	70,282	3.08		(.86)	186
2016	33.18	(.06)	.15	.09	—	—	—	33.27	.27	48,905	3.33		(.18)	224
2015	32.20	(.16)	1.22	1.06	—	(.08)	(.08)	33.18	3.29	53,559	3.28		(.48)	222
2014	29.10	(.12)	4.81	4.69	(.04)	(1.55)	(1.59)	32.20	16.34	16,216	3.27		(.40)	232
2013(g)	29.93	.03	(.86)	(.83)	—	—	—	29.10	(2.77)	4,758	2.78	*	1.11 *	12
Year Ended 7/31
2013	27.06	.07	5.06	5.13	—	(2.26)	(2.26)	29.93	20.74	1,611	2.46		.26	292

Section 5    Financial Highlights

71

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	Each ratio includes the effect of the dividends expense on common stocks sold short, enhanced custody expense and/or prime broker expenses as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Enhanced Custody and Prime Broker Expenses to Average Net Assets(f)
	Class A		Class C		Class I		Class A	Class C	Class I
Year Ended 8/31:
2017	1.18%		1.17%		1.18%		.56%	.56%	.54%
2016	1.19		1.20		1.20		.77	.77	.77
2015	1.17		1.19		1.17		.74	.74	.75
2014	1.12		1.11		1.12		.72	.74	.78
2013(g)	1.42	*	1.46	*	1.42	*	—	—	—
Year Ended 7/31:
2013	.84		.89		.89		.26	.32	.32

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investments Transactions, in the most recent shareholder report) dividend by the average long-term market value during the period.

(f)	Effective June 21, 2013 the Fund ended its enhanced custody program and began selling securities short through a prime broker.

(g)	For the one month ended August 31, 2013.

*	Annualized.

**	Rounds to less than $.01 per share.

72

Section 5    Financial Highlights

Nuveen Equity Market Neutral Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)(d)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)(d)	Portfolio Turnover Rate(f)

Class A (6/13)
2017	$21.64	$(.33)	$2.00	$1.67	$—	$—	$—	$23.31	7.72%	$6,146	3.05%		(1.44)%	159%
2016	21.39	(.28)	.90	.62	—	(.37)	(.37)	21.64	2.86	9,289	3.10		(1.28)	187
2015	21.27	(.32)	.50	.18	—	(.06)	(.06)	21.39	.86	8,972	3.24		(1.48)	173
2014	20.53	(.44)	1.38	.94	—	(.20)	(.20)	21.27	4.55	7,880	3.26		(2.07)	187
2013(e)	20.00	(.04)	.57	.53	—	—	—	20.53	2.65	799	2.85	*	(.95 )*	46

Class C (6/13)
2017	21.13	(.48)	1.94	1.46	—	—	—	22.59	6.91	2,110	3.76		(2.17)	159
2016	21.04	(.44)	.90	.46	—	(.37)	(.37)	21.13	2.14	2,109	3.87		(2.04)	187
2015	21.08	(.47)	.49	.02	—	(.06)	(.06)	21.04	.10	1,835	3.97		(2.24)	173
2014	20.50	(.58)	1.36	.78	—	(.20)	(.20)	21.08	3.77	1,768	4.02		(2.79)	187
2013(e)	20.00	(.08)	.58	.50	—	—	—	20.50	2.50	157	3.42	*	(1.97)*	46

Class I (6/13)
2017	21.82	(.26)	2.01	1.75	—	—	—	23.57	8.02	59,022	2.75		(1.16)	159
2016	21.51	(.23)	.91	.68	—	(.37)	(.37)	21.82	3.12	49,990	2.87		(1.04)	187
2015	21.34	(.27)	.50	.23	—	(.06)	(.06)	21.51	1.09	35,162	2.97		(1.26)	173
2014	20.54	(.38)	1.38	1.00	—	(.20)	(.20)	21.34	4.84	32,668	3.08		(1.79)	187
2013(e)	20.00	(.04)	.58	.54	—	—	—	20.54	2.70	13,184	2.32	*	(1.05)*	46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors.

(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A	Class C	Class I
2017	1.40%		1.39%		1.39%		.05%	.01%	—%
2016	1.03		1.04		1.04		.46	.46	.46
2015	1.04		1.03		1.03		.59	.58	.57
2014	1.09		1.06		1.02		.55	.59	.70
2013(e)	1.23	*	1.04	*	.95	*	—	—	—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Annualized.

Section 5    Financial Highlights

73

December 29, 2017

Appendix to the Prospectus of

Nuveen Large Cap Value Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Growth Fund

Nuveen Concentrated Core Fund

Nuveen Growth Fund

Nuveen Equity Long/Short Fund

Nuveen Equity Market Neutral Fund

VARIATIONS IN SALES CHARGE REDUCTIONS AND WAIVERS

AVAILABLE THROUGH CERTAIN INTERMEDIARIES

A-1

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A and Class T shares, which are set forth in the Prospectus. The Prospectus also sets forth certain circumstances under which the Funds will waive or reduce the contingent deferred sales charge (“CDSC”) imposed on redemptions of Class C shares and certain Class A shares purchased at net asset value. The availability of the sales charge reductions and waivers discussed in the Prospectus will depend on the policies of the financial intermediary through which you purchase your shares, which are set forth below.

Class A and Class C Share Sales Charge Reductions and Waivers Available Through Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed in the Funds’ prospectus or SAI. Shareholders should contact Merrill Lynch to determine their eligibility for these waivers and discounts.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through reinvestment of capital gain distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the Prospectus

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares Available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a Right of Reinstatement

•	Shares purchased through reinvestment of capital gain distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform

A-2

Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Prospectus

•	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (“LOI”) which allow for breakpoint discounts using the same criteria as ROA above, but based on anticipated purchases within a fund family over a 13-month period of time

Class A Sales Charge Waivers Available Only Through Specified Intermediaries

As described in the Prospectus, Class A shares may be purchased at net asset without a sales charge by employer-sponsored retirement plans (“ESRPs”) as defined in the prospectus, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases.

The following intermediaries have entered into such an agreement:

Baker & Co., Inc.

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Specialists LLC

Cetera Investment Services LLC

Country Club Financial Services, Inc.

Cutter & Co. Brokerage Inc.

Davenport & Co. LLC

Devenir Investment Advisors, LLC

Fintrust Brokerage Services

First Kentucky Securities Corp.

First Western Securities

Gold Coast Securities, Inc.

Hewitt Financial Services LLC

Hilltop Securities Inc.

Infinex Investments, Inc.

J.P. Morgan Securities LLC

KMS Financial Services, Inc.

Mid-Atlantic Capital Corp.

OFG Financial Services, Inc.

Principal Securities Inc.

Raymond James & Associates Inc.

RDM Investment Services, Inc.

Register Financial Associates, Inc.

Shareholders Service Group Inc.

Southeast Investments, NC, Inc.

Stifel, Nicolaus & Co., Inc.

Waddell & Reed Inc.

As described in the Prospectus, Class A shares may be purchased at net asset value without a sales charge through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

A-3

The following intermediaries have entered into such an agreement:

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

TD Ameritrade, Inc.

TD Ameritrade Clearing, Inc.

Class T Share Sales Charge Waivers Available Only Through Specified Intermediaries

As set forth in the Prospectus, Class T shares are generally subject to an up-front sales charge, except for shares purchased through the reinvestment of dividends and capital gain distributions from the same fund. However, Class T shares may be available at net asset value without a sales charge under limited circumstances through certain financial intermediaries. Currently no intermediaries are offering such waivers.

A-4

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Limited Term Municipal Bond

Short Duration High Yield Municipal Bond

Short Term Municipal Bond

Strategic Municipal Opportunities

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Intermediate Municipal Bond

California Municipal Bond

Colorado Municipal Bond

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond

Minnesota Municipal Bond

Municipal-State (continued)

Missouri Municipal Bond

Nebraska Municipal Bond

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Municipal Bond

North Carolina Municipal Bond

Ohio Municipal Bond

Oregon Intermediate Municipal Bond

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond

Core Plus Bond

High Income Bond

Inflation Protected Securities

NWQ Flexible Income

Preferred Securities and Income

Short Term Bond

Strategic Income

Symphony Credit Opportunities

Symphony Floating Rate Income

Symphony High Yield Bond

Global/International

International Growth

NWQ Global Equity Income

NWQ International Value

Santa Barbara Global Dividend Growth

Santa Barbara International Dividend Growth

Symphony International Equity

Winslow International Small Cap

Value

Dividend Value

Large Cap Value

Mid Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small/Mid-Cap Value

Small Cap Value

Growth

Growth

Large Cap Growth

Mid Cap Growth Opportunities

Small Cap Growth Opportunities

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Concentrated Core

Large Cap Core

Large Cap Select

Santa Barbara Dividend Growth

Small Cap Select

Symphony Low Volatility Equity

Symphony Mid-Cap Core

Symphony Small Cap Core

Real Assets

Global Infrastructure

Gresham Diversified Commodity Strategy

Real Asset Income

Real Estate Securities

Asset Allocation

Multi-Asset Income

Multi-Asset Income Tax-Aware

Strategy Aggressive Growth Allocation

Strategy Balanced Allocation

Strategy Conservative Allocation

Strategy Growth Allocation

Alternative Strategies

Equity Long/Short

Equity Market Neutral

Several additional sources of information are available to you, including the codes of ethics adopted by the Funds, Nuveen, LLC, Nuveen Fund Advisors and Nuveen Asset Management. The appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” contains information on sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed in this prospectus and the related statement of additional information. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Funds included in this prospectus. Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The Funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the Funds’ website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund, Nuveen Concentrated Core Fund and Nuveen Equity Market Neutral Fund are series of Nuveen Investment Trust, whose Investment Company Act file number is 811-07619. Nuveen Growth Fund and Nuveen Equity Long/Short Fund are series of Nuveen Investment Trust II, whose Investment Company Act file number is 811-08333.

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-NLCES-1217P

Mutual Funds

Nuveen Equity Funds

Annual Report August 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T

Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGFX	NNGRX	NNGTX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCFX	NLCIX	NLCTX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLAFX	NLIGX	NLATX
Nuveen Concentrated Core Fund	NCADX	NCAEX	—	NCARX	NCAFX	NCCTX
Nuveen Growth Fund	NSAGX	NSRCX	NBGRX	—	NSRGX	NSRTX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	—	NELIX	NELTX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	—	NIMEX	NMETX

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, investors are concerned about President Trump’s ability to accomplish the remainder of his pro-growth fiscal agenda, including tax reform and large infrastructure projects. Economic growth projections, in turn, have been lowered and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year. As expected, German Chancellor Angela Merkel won a fourth term in September 2017. That election also saw a far-right party entering Parliament for the first time in almost 60 years.

The remainder of the year could bring challenges to this benign macro environment. The U.S. government voted to temporarily increase the nation’s debt limit, but the debate will resume again in December when the current extension of the debt limit expires. In addition, the need for disaster relief and recovery following Hurricanes Harvey, Irma, Maria and Nate has further muddied the outlook on the White House’s promised agenda. Markets will be watching the “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks while assessing the implications for key trade and political partnerships. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds. On the geopolitical front, tensions with North Korea may continue to flare.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Large Cap Value Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Growth Fund

Nuveen Concentrated Core Fund

Nuveen Growth Fund

Nuveen Equity Long/Short Fund

Nuveen Equity Market Neutral Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen, LLC. Throughout the reporting period, Robert C. Doll, CFA, a senior portfolio manager and chief equity strategist at NAM, and Scott M. Tonneson, CFA, served as portfolio managers for the Funds. Effective April 13, 2017, Anthony R. Burger, CFA, no longer served as a portfolio manager for the Nuveen Equity Long/Short Fund.

In April 2017, the Funds’ Board of Trustees approved the reorganization of Nuveen Large Cap Growth Opportunities Fund into Nuveen Large Cap Growth Fund, subject to shareholder approval. On August 18, 2017, the shareholders of Nuveen Large Cap Growth Opportunities Fund approved the merger, which took place on October 13, 2017 (subsequent to the close of this reporting period). During September 2017 (subsequent to the close of this reporting period), shareholders for Nuveen Core Dividend Fund and Nuveen Large Cap Core Plus Fund approved Fund reorganizations. The Nuveen Large Cap Core Plus Fund merged into the Nuveen Large Cap Core Fund effective at the close of business on October 13, 2017, while the merger of Nuveen Core Dividend Fund into the Nuveen Large Cap Value Fund is scheduled to become effective at the close of business November 3, 2017.

On the following pages, the management team discusses economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended August 31, 2017.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended August 31, 2017?

During the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace in the fourth quarter of 2016 and first quarter of 2017. The Bureau of Economic Analysis reported an annual growth rate of 3.1% for the U.S. economy in the second quarter of 2017, as measured by the “third” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in the second quarter was boosted by stronger consumer spending and business investment, which helped offset weaker government spending. By comparison, the annual GDP growth rate in the first quarter of 2017 was 1.2%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Despite the slowdown in early 2017, other data pointed to positive momentum. The labor market continued to tighten, inflation ticked higher and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.4% in August 2017 from 4.9% in August 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended August 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.9% annual gain in July 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.2% and 5.8%, respectively.

With the U.S. economy delivering a sustainable, while muted, growth rate, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July and September 2017 meetings. (There was no August meeting.) The markets awaited further guidance on the Fed’s plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment, which was first announced following the June 2017 meeting. As detailed after the September 2017 meeting, the balance sheet reduction will begin in October 2017 and is expected to proceed at a predictable and moderate pace to help minimize market disruption. The Fed also signaled its intention to raise its target interest rate one more time in 2017.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was a source of uncertainty. Markets had been highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. However, since then, the outlook for President Trump’s signature reforms has weakened. After multiple attempts, health care reform was unable to garner enough Congressional support to pass. Hurricanes Harvey, Irma and Maria caused enormous devastation in Texas, Florida and Puerto Rico, respectively, which will require federal aid. The debt ceiling vote, expected to be a protracted showdown in Congress, turned out to be a non-event after the Republican president and Congressional Democrats reached a compromise in early September (after the close of this reporting period). Geopolitical risks also remained prominent, with the ongoing renegotiation of the North American Free Trade Agreement (NAFTA); the start of “Brexit” talks between the U.K. and European Union; closely watched elections in the Netherlands, France and Germany; and escalating tensions between the U.S. and North Korea.

Despite the above-mentioned headline risks that dominated the news, equity markets recorded strong returns with international stocks leading the way. In U.S. dollar terms, emerging markets topped the performance charts by rising 24.53% as measured by the MSCI Emerging Markets Index. Developed markets also produced strong gains with the MSCI EAFE Index gaining 17.64% and the S&P 500® Index advancing 16.23% during the reporting period. The resurgence in Eurozone stocks, in particular, took place against a backdrop of broad-based economic recovery with monetary, fiscal and exchange-rate policy all working together with an overlay of structural reform. Consumer confidence in the Eurozone reached a 16-year high and inflation remained in check.

How did the Funds perform during the twelve-month reporting period ended August 31, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year, ten-year and/or since inception periods ended August 31, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended August 31, 2017 and how did these strategies influence performance?

Nuveen Large Cap Value Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Value Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

6	NUVEEN

The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks of U.S. companies. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Value Index, which are primarily large-cap value companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund produced strong results, outperforming both benchmarks due to widespread strength among its style tilts, stock selections and sector weights. Security selection was particularly strong in the industrial, information technology, health care and materials sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price-to-earnings (P/E) ratios, stocks that exhibited more volatility and higher momentum stocks (those that have recently performed well). A tilt away from stocks with higher dividend yields was also successful. In addition, the Fund benefited from underweight positions in energy and real estate investment trusts (REITs), two of the weaker performing sectors in the index during the reporting period.

The most significant contributor to the Fund’s performance was an underweight position in General Electric Company. This diversified manufacturer operates seven separate businesses. With the recent retirement of CEO Jeff Immelt, the company reins were passed to company veteran John Flannery, the head of GE Healthcare, in August 2017. This transition marks the end of a tumultuous period for General Electric during which the company evolved from a sprawling conglomerate toward a more streamlined industrial portfolio. The company’s stock has been under pressure over the past year as investors have not looked favorably on Immelt’s decisions to sell off GE Capital, acquire Alstom and Baker Hughes and invest in industrial Internet applications. In the information technology sector, the Fund also benefited from a position in Brocade Communications Systems Inc., a technology company that makes routers, switches and other computer networking products. In late October 2016, shares jumped sharply after chip producer Broadcom offered to acquire Brocade Communications in an all-cash offer that represented a hefty premium, the latest deal in the rapidly consolidating semiconductor industry. Although the merger was initially expected to close sometime in 2017, it has been delayed to allow U.S. government regulators more time to review the proposal. In the industrial sector, the Fund saw strong results from a position in Copa Holdings SA, which provides airline passenger and cargo services in Latin America. Investors applauded the company’s strong quarterly results throughout the reporting period, which benefited from solid demand and prudent execution. Favorable trends in passenger demand as measured by PRASM (passenger revenue per available seat mile) fueled strong revenue gains, helping the company beat analysts’ expectations, raise its full-year 2017 operating margin guidance and announce a dividend increase.

The Fund turned in strong results during the reporting period and had few performance detractors. Stock selection was somewhat challenging in the consumer discretionary and telecommunication services sectors. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, and an emphasis on stocks with relatively smaller market caps within the large-cap universe also hindered results.

The Fund’s two greatest detractors were found in the telecommunication services sector. Shares of regional broadband provider Windstream Holdings Inc. slipped throughout the reporting period as investors fretted about dividend cuts across the telecom industry. Then in August 2017, Windstream’s stock dropped sharply after the company reported disappointing second-quarter earnings and eliminated its dividend. We have sold our holdings in Windstream. Shares of cable, internet and telephone provider Frontier Communications Corporation were under pressure throughout the reporting period, but particularly after the company reported its first-quarter results in May 2017. Finally in the energy sector, a position in global offshore contract driller Rowan Companies Inc. detracted. After rising in November and December 2016, the company’s shares were on a downward slide through the end of the reporting period after OPEC’s production cut and subsequent extension failed to lift oil prices. Rowan also reported a first-quarter earnings miss during the reporting period attributable to a considerable decline in day rates, which was partially offset by higher rig utilization. We continue to hold Frontier Communications and Rowan Companies.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Nuveen Large Cap Core Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

The Nuveen Large Cap Core Fund seeks long-term capital appreciation by selecting securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund outperformed mainly due to successful sector weights and style tilts. The industrial sector was the Fund’s greatest area of strength due to security selection and an overweight position. In terms of other sector weights, the Fund was rewarded for underweight positions in energy and real estate investment trusts (REITs) during the reporting period. The Fund’s performance benefited from overweight positions in stocks with lower price-to-earnings (P/E) ratios, stocks that exhibited more volatility and higher momentum stocks (those that have recently performed well).

Two of the Fund’s leading contributors to performance were found in the industrial sector. Shares of the world’s largest aircraft manufacturer Boeing Company were on an upward trajectory throughout the reporting period, hitting a record high by the end of July 2017. The company reported favorable fourth, first and second quarter earnings reports. Management also continued to lift guidance for 2017 based on the company’s aggressive cost cutting efforts and improved productivity as well as strong demand for air travel. During the second quarter, Boeing reported $4.5 billion in free cash flow and raised its operating cash flow guidance, fueled by increasing production and sales of its top commercial jetliners. Company management has also committed to return nearly all of the free cash flow to investors through share buybacks or increased dividends. Also, a position in Manpower Inc. proved beneficial to the Fund’s performance. The company is a multi-national human resource consulting firm that provides recruitment and assessment, training and development, career management, outsourcing and workforce consulting. We have confidence in management’s ability to sustain recent impressive efficiency gains, despite a prolonged period of sluggish growth in its largest markets (France and the U.S.) and the company’s historical reliance on larger, more cost-conscious temporary staffing customers. The Fund also benefited from a position in Brocade Communications Systems Inc., an information technology company that makes routers, switches and other computer networking products. In late October 2016, shares jumped sharply after chip producer Broadcom offered to acquire Brocade Communications in an all-cash offer that represented a hefty premium, the latest deal in the rapidly consolidating semiconductor industry. Although the merger was initially expected to close sometime in 2017, it has been delayed to allow U.S. government regulators more time to review the proposal.

Stock selection was somewhat challenging in the consumer discretionary and consumer staples sectors, while an underweight position in financials, the second best performing sector in the index, was also a headwind. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, and an emphasis on stocks with relatively smaller market caps within the large-cap universe also had negative impacts on performance.

In the consumer discretionary sector, a position in specialty apparel and accessories retailer Urban Outfitters, Inc. detracted from performance. Shares dropped sharply during the reporting period after the company reported several quarters of disappointing results due to sales declines. The rapid rise of e-commerce and “fast-fashion” trends have resulted in difficult industry conditions across the apparel segment. Additionally, the company was removed from the S&P 500® Index in March 2017 after S&P Dow Jones raised its market cap threshold for the index. The Fund also experienced weak results from regional broadband provider Windstream Holdings Inc. in the telecommunication services sector. Shares slipped throughout the reporting period as investors fretted about dividend cuts across the telecom industry. Then in August 2017, Windstream’s stock dropped sharply after the company reported disappointing second-quarter earnings and completely eliminated its attractive dividend. Finally, in consumer staples, shares of Tyson Foods, Inc., the country’s largest processor of chicken, beef and pork, took a step back after strong performance earlier in 2016. In November 2016, the company reported disappointing fourth-quarter earnings that fell significantly short of analysts’ estimates. The stock fell again in May 2017 after the company reported a significant decline in net income for the second fiscal quarter

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versus a year ago and revealed that the state of Florida was investigating Tyson Foods for anticompetitive practices. We no longer hold Urban Outfitters, Windstream Holdings and Tyson Foods.

Nuveen Large Cap Growth Fund

The Fund’s Class A Shares at NAV outperformed the comparative Lipper classification average, but underperformed the Russell 1000® Growth Index during the twelve-month reporting period ended August 31, 2017.

The Nuveen Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

On the positive side of the equation, the Fund benefited from several beneficial style tilts, including overweight positions in stocks with lower price-to-earnings (P/E) ratios and stocks that exhibited more volatility. Security selection was also favorable in the industrial and materials sectors. In addition, the Fund’s performance was rewarded for underweight positions in consumer staples and real estate investment trusts (REITs), two of the weaker performing sectors in the index during the reporting period.

The top performing position in the Fund during the reporting period was found in the industrial sector. Shares of the world’s largest aircraft manufacturer Boeing Company were on an upward trajectory throughout the reporting period, hitting a record high by the end of July 2017. The company reported favorable fourth, first and second quarter earnings reports. Management also continued to lift guidance for 2017 based on the company’s aggressive cost cutting efforts and improved productivity as well as strong demand for air travel. During the second quarter, Boeing reported $4.5 billion in free cash flow and raised its operating cash flow guidance, fueled by increasing production and sales of its top commercial jetliners. Company management has also committed to return nearly all of the free cash flow to investors through share buybacks or increased dividends. Also, steel producer Steel Dynamics Inc. from the materials sector was a standout performer for the Fund. The company was already benefiting from improved pricing in the steel industry because imports had fallen significantly year-over-year, easing the supply glut from recent years. However, shares rallied sharply in November 2016 and stayed elevated throughout the remainder of the reporting period. Finally, a position in Visteon Corporation, a designer and manufacturer of electronic products for vehicle manufacturers, benefited the Fund during the reporting period. The company reported strong fourth-quarter profits driven by higher revenues in its electronics segment, along with solid execution that helped margins expand more than investors expected. Management’s outlook also provided investors with reason to believe growth would continue due to Visteon’s unique automotive component offerings as the industry shifts toward fully digital instruments and autonomous driving.

The Fund’s underperformance was primarily the result of unsuccessful sector weights and style tilts. An underweight position in information technology, the second best performing sector in the index, was a headwind, as was an overweight position in consumer discretionary. As far as style tilts were concerned, a preference for stocks with more leverage, as measured by a higher debt/equity ratio, and an emphasis on stocks with relatively smaller market caps within the large-cap universe also had negative impacts on results. In addition, stock selection was somewhat challenging in the consumer discretionary and health care sectors.

The Fund’s most significant detractor was in the consumer discretionary sector, mattress manufacturer Tempur Sealy International Inc., shares sold off sharply in late September 2016 after the company unexpectedly reported third-quarter sales that were below expectations and lowered its full-year 2016 sales guidance. The stock dropped abruptly again in late January 2017 after Tempur Sealy was unable to reach a sales agreement with its biggest retailer, Mattress Firm, which in turn terminated all contracts with the company. In the telecommunication services sector, a position in regional broadband provider Windstream Holdings Inc. was a laggard for the Fund. Shares slipped throughout the reporting period as investors fretted about dividend cuts across the telecom industry. Then in August 2017, Windstream’s stock dropped sharply after the company reported disappointing second-quarter earnings and completely eliminated its attractive dividend. In the consumer discretionary sector, a position in specialty apparel and

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Portfolio Managers’ Comments (continued)

accessories retailer Urban Outfitters, Inc. detracted from performance. Shares dropped sharply during the reporting period after the company reported several quarters of disappointing results due to sales declines. The rapid rise of e-commerce and “fast-fashion” trends have resulted in difficult industry conditions across the apparel segment. Additionally, the company was removed from the S&P 500® Index in March 2017 after S&P Dow Jones raised its market cap threshold for the index. We no longer hold Tempur Sealy, Windstream Holdings and Urban Outfitters.

Nuveen Concentrated Core Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

The Nuveen Concentrated Core Fund seeks long-term capital appreciation by investing in a highly concentrated portfolio of approximately 20 stocks of well-run companies that the investment team believes are attractive. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multifactor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund produced strong results due to favorable stock selection and beneficial style tilts. Security selection was particularly strong in the industrial, telecommunication services, information technology and consumer staples sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price-to-earnings (P/E) ratios, more variation in earnings and the highest projected growth rates. The Fund also benefited from a lack of exposure to energy and real estate investment trusts (REITs), two of the weakest performing sectors during the reporting period.

The Fund’s top two contributors were found in the industrial sector. Shares of the world’s largest aircraft manufacturer Boeing Company were on an upward trajectory throughout the reporting period, hitting a record high by the end of July 2017. The company reported favorable fourth, first and second quarter earnings reports. Management also continued to lift guidance for 2017 based on the company’s aggressive cost cutting efforts and improved productivity as well as strong demand for air travel. During the second quarter, Boeing reported $4.5 billion in free cash flow and raised its operating cash flow guidance, fueled by increasing production and sales of its top commercial jetliners. Company management has also committed to return nearly all of the free cash flow to investors through share buybacks or increased dividends. The Fund also saw favorable results from a position in Delta Air Lines Inc. After a period of subpar traffic trends, Delta’s metrics and management guidance for the fourth quarter started to show improvement. This news, combined with lower fuel costs, better non-ticket revenue and positive traffic commentary helped propel this stock upward through the end of July 2017. However, Delta’s stock did give up some gains later in the reporting period due to an earnings miss in its second quarter results, higher fuel prices, a fare war and the effects of Hurricane Harvey. In the telecommunication services sector, our position in wireless network operator T-Mobile US Inc., a unit of German carrier giant Deutsche Telekom, performed well. Shares rose over much of the reporting period based on optimism surrounding the company’s quarterly results, while also offering upbeat guidance for the coming quarters. In addition, T-Mobile appeared to benefit after the election from the assumption that the regulatory environment would lead to future industry consolidation. Later in the reporting period, however, shares gave back some of their strong gains after rumors swirled regarding a potential merger with Sprint.

The Fund turned in favorable results during the reporting period and had few detractors. Stock selection was challenging in the consumer discretionary sector, while a significant overweight in health care also detracted. In addition, we underweighted stocks with more currency sensitivity in the Fund, but overweighted stocks with more leverage, as measured by a higher debt/equity ratio, which were both unsuccessful strategies over the reporting period.

In the consumer discretionary area, a position in discount retailer Target Corporation detracted after its shares were on a downward trajectory. In January 2017, the company reported weaker-than-expected holiday sales, which the CEO attributed to “rapidly changing consumer behavior” as more shoppers shifted to online purchases and away from stores. Target management also lowered guidance for first-quarter and full-year earnings, citing investments that the company will need to make to transition to a new financial model,

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causing the stock to plunge in February 2017. We have sold our holdings in Target. In the health care sector, the Fund was hindered by a position in McKesson Corp., one of the largest providers of medicines, pharmaceutical supplies and health technology products and services in the United States. McKesson, along with other top pharmaceutical distribution companies, continued to be weighed down by political pressures surrounding the pharmaceutical supply chain and drug pricing concerns. Shares plunged in late October 2016 after the company reported disappointing quarterly results. However, shares did regain some ground after the company released fourth-quarter results in mid-May 2017, which showed strong distribution margins and earnings. Shares were also boosted by management’s outlook for a better generic pricing environment in the next few quarters. Also in health care, shares of the largest pharmacy benefit management organization in the U.S., Express Scripts, Holdings Company, dropped sharply in April 2017. Although the company’s first quarter report showed earnings growth, it came from cost-cutting efforts and not prescription volumes, which have continued to decline. But more importantly, the company’s largest customer, Anthem, announced that it will not be renewing its contract with Express Scripts due to its current litigation over drug pricing. We continue to hold both McKesson and Express Scripts.

Nuveen Growth Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Growth Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

The Nuveen Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above average growth potential combined with durable and stable earnings streams. The Fund may invest up to 25% of its net assets in non-U.S. equity securities. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We begin with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select growth oriented holdings. Our goal is to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund turned in weak results, underperforming its benchmarks mainly due to security selection issues in the consumer discretionary, information technology and health care sectors. An overweight position in consumer staples, one of the worst performing sectors in the index, and an underweight position in information technology, one of the best performers, were also headwinds. In addition, the Fund’s underweights in stocks that exhibited more volatility, higher momentum stocks (those that have recently performed well) and stocks with more currency sensitivity hindered results.

In the consumer discretionary sector, a position in department store operator Ross Stores, Inc. detracted from the Fund’s results. The company operates a chain of stores that offer off-price apparel and home accessories items. After hitting an all-time high at the end of 2016, shares dropped during much of the remainder of the reporting period. Also in the discretionary sector, the Fund’s position in global marketing and corporate communications holding company Omnicom Group, Inc. detracted from performance. After rising earlier in the reporting period, its shares succumbed to pressure following the company’s announcement that two of its subsidiaries had been subpoenaed as part of a U.S. Department of Justice investigation into video production and post-production practices in the advertising industry. In addition, the Brexit vote in the U.K. cast some doubt on Omnicom’s ability to increase revenues and decrease costs since a significant amount of the company’s revenue comes from Europe. However, the company continues to focus on increasing its presence in the highly competitive industry through strategic acquisitions and expanding its global footprint. In health care, shares of the largest pharmacy benefit management organization in the U.S., Express Scripts, Holdings Company, dropped sharply in April 2017. Although the company’s first quarter report showed earnings growth, it came from cost-cutting efforts and not prescription volumes, which have continued to decline. But more importantly, the company’s largest customer, Anthem, announced that it will not be renewing its contract with Express Scripts due to its current litigation over drug pricing. Express Scripts’ contract with Anthem represented almost one-fifth of its revenues in 2016 and will expire in 2019. The company also likely faces a stricter regulatory environment going forward due to the allegations of arbitrary drug pricing and lack of transparency surrounding fees and rebates. We continue to hold Ross Stores, Omnicom Group and Express Scripts.

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Portfolio Managers’ Comments (continued)

On the positive side, the Fund benefited from its emphasis on stocks with lower price-to-earnings (P/E) ratios. Also, stock selection was favorable in the industrial sector. The Fund was also rewarded for its lack of exposure to the real estate investment trust (REIT) sector, one of the weaker performing areas of the benchmark.

The Fund’s leading contributor during the reporting period, Boeing Company, came from the industrial sector. Shares of the world’s largest aircraft manufacturer Boeing Company were on an upward trajectory throughout the reporting period, hitting a record high by the end of July 2017. The company reported favorable fourth, first and second quarter earnings reports. Management also continued to lift guidance for 2017 based on the company’s aggressive cost cutting efforts and improved productivity as well as strong demand for air travel. During the second quarter, Boeing reported $4.5 billion in free cash flow and raised its operating cash flow guidance, fueled by increasing production and sales of its top commercial jetliners. Company management has also committed to return nearly all of the free cash flow to investors through share buybacks or increased dividends. Also, in the information technology sector, the Fund’s position in global payments processer and financial services company MasterCard, Inc. boosted performance. The company has benefited from its merger and acquisition activity. Its acquisition of U.K.-based Vocalink, a leader in bank account-based payments, provides MasterCard with access to an additional network, which we believe opens the door for growth in new markets. The company has also successfully grown net revenue at a double-digit rate, while returning 100% of net income to shareholders in the form of dividends and repurchases. We believe Mastercard’s international exposure is a major advantage for this company versus its peers. Additionally, in the health care sector, the Fund benefited from a position in Anthem Inc., which operates as a commercial health benefits company through its subsidiaries, offering various network-based managed care plans to large and small employers, individuals, Medicaid participants and senior markets. Earlier in 2017, Anthem experienced significant noise surrounding the failure of its Cigna acquisition, the termination of its pharmacy benefit manager (PBM) contract with Express Scripts and the uncertainty regarding the Affordable Care Act. Despite the controversy, the company posted strong first-quarter 2017 results, while its guidance appeared conservative. We believe Anthem is well positioned for long-term growth with or without Cigna because strong membership growth, along with reasonable utilization and solid operating cost controls, are helping to offset margin pressures.

Nuveen Equity Long/Short Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with moderate correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is around 70%, with a range of 40% to 100%. The goal of this strategy is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while maintaining some protection in a falling market with the Fund’s short positions, which are selected based on the management team’s belief that they will trail the broader market.

During the reporting period, the Fund produced strong results, outperforming both benchmarks due to widespread strength among its stock selections and style tilts. Security selection was beneficial among both short and long positions, particularly in the industrial, health care, information technology, financial, materials and energy sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price-to-earnings (P/E) ratios, stocks that exhibited more volatility and higher momentum stocks (those that have recently performed well). A tilt away from stocks with higher dividend yields was also successful. In addition, the Fund benefited from a net short position in energy and underweight positions in consumer staples and real estate investment trusts (REITs), three of the weaker-performing sectors in the index during the reporting period.

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In the financial sector, a long position in SLM Corporation, the holding company for Sallie Mae Bank, proved beneficial during the reporting period. The company’s primary businesses include the origination of non-federally guaranteed private student loans (PSL) and providing college savings tools. SLM Corporation has a near monopoly on the PSL market because loan repayments are deferred until a student’s education is complete, adding an element of uncertainty to the repayment periods that has kept competitors at bay. Following the November elections, shares soared as investors pinned their hopes on the belief that President Trump’s new administration would likely establish a friendlier regulatory environment for student lenders. Also, the Fund was rewarded for a long position in technology company Lam Research Corporation, a supplier of innovative semiconductor manufacturing equipment and services used by the world’s leading chipmakers. Recently, the company completed its fifth consecutive year of double-digit revenue growth after reporting impressive fiscal fourth-quarter results. More importantly, however, the firm provided outsized guidance for its fiscal first quarter driven by strong demand from memory customers. Although the inherent volatility in semiconductor demand directly affects the cyclicality of the equipment market, Lam Research has been able to benefit from an increase in service revenue in the past year, which is helping to mitigate the impact of volatile customer equipment orders.

The Fund’s two most successful short positions were found in the consumer discretionary sector. Shares of athletic apparel and footwear maker Under Armour, Inc. fell sharply during the reporting period after the company’s enviable growth trajectory began to lose steam due to growing competition in the athletic apparel segment. Early in the reporting period, management had to lower guidance for 2017 after seeing slower North American apparel growth and the need for increased investment in research and development. Also, shares of multinational toy and board game manufacturer Mattel, Inc. were down throughout the reporting period after the owner of popular brands such as Fisher-Price, Barbie, Hot Wheels and American Girl was unable to quickly execute on its turnaround strategy and was hindered by weak holiday season demand. In the face of a mature domestic toy market and foreign exchange headwinds, sales growth had already been difficult for Mattel to achieve, despite opportunities in emerging markets.

The Fund turned in strong results during the reporting period and had few detractors of note. Sector allocations generally weighed on results, particularly underweight positions in financials and information technology sectors. Stock selection was somewhat challenging in the consumer staples and consumer discretionary sectors as well. An overweight position in the poorly performing telecommunication services sector also offset much of the benefit from security selection in that sector. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, also had a negative impact on results.

The Fund’s two most significant laggards in its long portfolio were found in the consumer discretionary sector, including a position in upscale retailer Nordstrom, Inc. Shares retreated sharply in December 2016. Although Nordstrom subsequently reported in May 2017 that earnings and revenue topped analysts’ estimates for the first fiscal quarter, the stock took another hit based on the overall weakness in the retail industry and slower-than-expected same store sales. Also, shares of mattress manufacturer Tempur Sealy International, Inc. sold off sharply in late September 2016 after the company unexpectedly reported third-quarter sales that were below expectations and lowered its full-year 2016 sales guidance. The stock dropped abruptly again in late January 2017 after Tempur Sealy was unable to reach a sales agreement with its biggest retailer, Mattress Firm, which in turn terminated all contracts with the company. Mattress Firm accounted for approximately 21% of Tempur Sealy’s worldwide sales in 2016. While we continue to hold Nordstrom, we have sold our position in Tempur Sealy.

The Fund’s top detractor in its short portfolio was NVIDIA Corporation in the information technology sector. The company, a leading manufacturer of graphics processing units (GPUs) and system-on-a-chip units for the mobile computing market, saw its shares jump sharply in early May 2017 and continue to rise throughout the remainder of the reporting period. NVIDIA reported strong first-quarter results that included a nearly 50% jump in revenues and strict spending controls, which boosted earnings per share 85% higher. Much of the company’s success was driven by outstanding growth in GPUs for cloud data centers, an area of the company that saw year-over-year revenue nearly triple. Also, a short position in American electric auto manufacturer Tesla Motors Inc. hindered the Fund after its shares hit an all-time high in 2017. Earlier in the reporting period, investors were encouraged that the company appeared on track with its aggressive timeline for the mass production of its more affordable $35,000 Model 3 electric car. Indeed, by early July 2017, the company announced that the first Model 3 car had rolled off the factory line. Tesla has invested billions of dollars to expand its production capacity, stating that it hopes to be able to produce up to 500,000 vehicles annually in 2018. While we have covered our short position in NVIDIA, we continue to be short Tesla Motors.

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Portfolio Managers’ Comments (continued)

Nuveen Equity Market Neutral Fund

The Fund’s Class A Shares at NAV outperformed both the BofA/Merrill Lynch 3-Month Treasury Bill Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to stock selection, rather than stock market movements. Over longer periods of time, the Fund’s net exposure could fluctuate between net long 40% and net short 20%; however, under somewhat normal conditions, the Fund will carry a net long exposure slightly above zero percent (long market value versus short market value).

During the reporting period, the Fund produced strong results, outperforming both benchmarks due to widespread strength among its stock selections and style tilts. Security selection was beneficial among long positions, particularly in the information technology, industrial, financial, materials and health care sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price-to-earnings (P/E) ratios, stocks that exhibited more volatility and higher momentum stocks (those that have recently performed well). In addition, the Fund benefited from a net short position in energy, one of the weaker-performing sectors in the Russell 1000® Index during the reporting period.

The Fund’s top contributors in its long portfolio were found in the industrial sector. Shares of the world’s largest aircraft manufacturer Boeing Company were on an upward trajectory throughout the reporting period, hitting a record high by the end of July 2017. The company reported favorable fourth, first and second quarter earnings reports. Management also continued to lift guidance for 2017 based on the company’s aggressive cost cutting efforts and improved productivity as well as strong demand for air travel. During the second quarter, Boeing reported $4.5 billion in free cash flow and raised its operating cash flow guidance, fueled by increasing production and sales of its top commercial jetliners. Company management has also committed to return nearly all of the free cash flow to investors through share buybacks or increased dividends. Also, a position in Manpower Inc. proved beneficial to the Fund’s performance. The company is a multi-national human resource consulting firm that provides recruitment and assessment, training and development, career management, outsourcing and workforce consulting. We have confidence in management’s ability to sustain recent impressive efficiency gains, despite a prolonged period of sluggish growth in its largest markets (France and the U.S.) and the company’s historical reliance on larger, more cost-conscious temporary staffing customers.

The Fund’s two most successful short positions were found in the consumer discretionary sector. Shares of athletic apparel and footwear maker Under Armour, Inc. fell sharply during the reporting period after the company’s enviable growth trajectory began to lose steam due to growing competition in the athletic apparel segment. Early in the reporting period, management had to lower guidance for 2017 after seeing slower North American apparel growth and the need for increased investment in research and development. Also, shares of multinational toy and board game manufacturer Mattel, Inc. were down throughout the reporting period after the owner of popular brands such as Fisher-Price, Barbie, Hot Wheels and American Girl was unable to quickly execute on its turnaround strategy and was hindered by weak holiday season demand. In the face of a mature domestic toy market and foreign exchange headwinds, sales growth had already been difficult for Mattel to achieve, despite opportunities in emerging markets.

The Fund turned in strong results during the reporting period and had few detractors of note. Stock selection was challenging in its short portfolio, particularly in the consumer staples sector. A net short position in utilities also weighed on results. In addition, a preference for stocks with more leverage, as measured by a higher debt/equity ratio, had a negative impact on performance.

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The Fund’s most significant detractors in its short portfolio were both found in the consumer discretionary sector. The first, American electric auto manufacturer Tesla Motors Inc., saw its shares hit an all-time high in 2017. Earlier in the reporting period, investors were encouraged that the company appeared on track with its aggressive timeline for the mass production of its more affordable $35,000 Model 3 electric car. Indeed, by early July 2017, the company announced that the first Model 3 car had rolled off the factory line. Tesla has invested billions of dollars to expand its production capacity, stating that it hopes to be able to produce 500,000 vehicles annually in 2018. Also, a short position in high-end handbag, clothing and jewelry designer Kate Spade & Co. proved detrimental. In early May 2017, shares surged after the company announced an agreement to be purchased by luxury handbag competitor Coach Inc. at a hefty premium in a deal valued at more than $2.4 billion. Coach’s management team believes the deal will broaden the company’s customer base and provide substantial synergies. We continue to be short Tesla Motors, while we have covered our position in Kate Spade.

The two most significant detractors among the Fund’s long positions were found in the consumer discretionary sector, including mattress manufacturer Tempur Sealy International Inc., shares sold off sharply in late September 2016 after the company unexpectedly reported third-quarter sales that were below expectations and lowered its full-year 2016 sales guidance. The stock dropped abruptly again in late January 2017 after Tempur Sealy was unable to reach a sales agreement with its biggest retailer, Mattress Firm, which in turn terminated all contracts with the company. Mattress Firm accounted for approximately 21% of Tempur Sealy’s worldwide sales in 2016. Shares of Urban Outfitters, Inc. also dropped sharply during the reporting period after the specialty apparel and accessories retailer reported several quarters of disappointing results due to sales declines. The rapid rise of e-commerce and “fast-fashion” trends have resulted in difficult industry conditions across the apparel segment, with companies struggling to keep up with changing consumer tastes. Urban Outfitters also pre-announced disappointing holiday sales results, which it correctly predicted would affect gross margins more than expected because the company had to increase promotional activity to try to boost demand. Additionally, the company was removed from the S&P 500® Index in March 2017 after S&P Dow Jones raised its market cap threshold for the index. We have sold our positions in both Tempur Sealy and Urban Outfitters.

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Risk Considerations

Nuveen Large Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Large Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Large Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

Nuveen Concentrated Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The value of equity securities may decline significantly over short or extended periods of time. The Fund is non-diversified, meaning it may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as currency, growth stock, large cap stock, and non-U.S. investment risks, are described in detail in the Fund’s prospectus.

Nuveen Equity Long/Short Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund’s prospectus.

16	NUVEEN

Nuveen Equity Market Neutral Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather than the returns of the stock market, performance will be more dependent on the portfolio manager acumen than is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

NUVEEN	17

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18	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	15.63%	12.77%	6.00%
Class A Shares at maximum Offering Price	8.97%	11.44%	5.37%
Russell 1000® Value Index	11.58%	13.25%	5.96%
Lipper Multi-Cap Value Funds Classification Average	13.20%	12.30%	5.52%

Class C Shares	14.79%	11.93%	5.21%
Class I Shares	15.92%	13.05%	6.26%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	15.38%	12.50%	7.73%
Class R6 Shares	16.02%	N/A	18.99%
Class T Shares*	N/A	N/A	4.40%
Class T Shares at maximum Offering Price*	N/A	N/A	1.79%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	19.71%	13.02%	5.98%
Class A Shares at maximum Offering Price	12.83%	11.69%	5.35%
Class C Shares	18.76%	12.18%	5.19%
Class I Shares	20.03%	13.31%	6.24%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	19.38%	12.73%	8.10%
Class R6 Shares	20.08%	N/A	21.24%
Class T Shares*	N/A	N/A	8.44%
Class T Shares at maximum Offering Price*	N/A	N/A	5.73%

Since inception returns for Class R3 Shares, Class R6 Shares and Class T Shares are from 8/04/08, 6/30/16 and 5/31/17, respectively. Since inception returns for Class T Shares are cumulative. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

20	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Expense Ratios	1.04%	1.79%	1.29%	0.73%	0.79%	1.04%

Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Class T Shares are not available for public offering.

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	16.41%	13.01%
Class A Shares at maximum Offering Price	9.72%	11.43%
Russell 1000® Index	16.16%	12.51%
Lipper Multi-Cap Core Funds Classification Average	14.09%	10.24%

Class C Shares	15.55%	12.17%
Class R6 Shares	16.81%	20.38%
Class I Shares	16.68%	13.28%
Class T Shares*	N/A	4.20%
Class T Shares at maximum Offering Price*	N/A	1.59%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	19.42%	13.48%
Class A Shares at maximum Offering Price	12.56%	11.92%
Class C Shares	18.53%	12.63%
Class R6 Shares	19.78%	21.53%
Class I Shares	19.73%	13.75%
Class T Shares*	N/A	7.13%
Class T Shares at maximum Offering Price*	N/A	4.45%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares and Class T Shares are from 6/30/16 and 5/31/17, respectively. Since inception returns for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

22	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Gross Expense Ratios	1.07%	1.82%	0.76%	0.82%	1.07%
Net Expense Ratios	1.00%	1.75%	0.69%	0.75%	1.00%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Class T Shares are not available for public offering.

NUVEEN	23

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	18.94%	13.22%
Class A Shares at maximum Offering Price	12.10%	11.64%
Russell 1000® Growth Index	20.82%	14.71%
Lipper Multi-Cap Core Funds Classification Average	14.09%	10.24%

Class C Shares	18.04%	12.38%
Class R6 Shares	19.31%	22.24%
Class I Shares	19.22%	13.49%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	21.05%	13.53%
Class A Shares at maximum Offering Price	14.09%	11.97%
Class C Shares	20.15%	12.68%
Class R6 Shares	21.46%	22.74%
Class I Shares	21.37%	13.80%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.17%	1.93%	0.84%	0.93%
Net Expense Ratios	0.98%	1.73%	0.64%	0.73%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

24	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	25

Fund Performance and Expense Ratios (continued)

Nuveen Concentrated Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	17.45%	12.01%
Class A Shares at maximum Offering Price	10.69%	10.44%
Russell 1000® Index	16.16%	12.51%
Lipper Large-Cap Core Funds Classification Average	15.09%	10.97%

Class C Shares	16.58%	11.17%
Class R6 Shares	17.85%	18.18%
Class I Shares	17.73%	12.29%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	20.14%	12.22%
Class A Shares at maximum Offering Price	13.23%	10.68%
Class C Shares	19.23%	11.38%
Class R6 Shares	20.53%	18.50%
Class I Shares	20.46%	12.50%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.23%	1.98%	0.86%	0.97%
Net Expense Ratios	1.07%	1.82%	0.71%	0.82%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.86% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

26	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	27

Fund Performance and Expense Ratios (continued)

Nuveen Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	15.34%	13.36%	6.75%
Class A Shares at maximum Offering Price	8.70%	12.03%	6.12%
Russell 1000® Growth Index	20.82%	15.41%	9.39%
Lipper Large-Cap Growth Funds Classification Average	19.99%	14.28%	8.31%

Class C Shares	14.50%	12.53%	5.96%
Class I Shares	15.63%	13.65%	7.02%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	15.08%	13.07%	15.43%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	17.72%	13.44%	6.63%
Class A Shares at maximum Offering Price	10.94%	12.11%	6.00%
Class C Shares	16.84%	12.60%	5.83%
Class I Shares	18.05%	13.73%	6.90%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	17.44%	13.16%	15.51%

Since inception returns for Class R3 Shares are from 3/03/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

28	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.31%	2.06%	1.56%	1.06%
Net Expense Ratios	1.02%	1.77%	1.27%	0.77%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% (1.40% after December 31, 2018) of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	29

Fund Performance and Expense Ratios (continued)

Nuveen Equity Long/Short Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	18.37%	9.88%	10.43%
Class A Shares at maximum Offering Price	11.56%	8.59%	9.68%
Russell 1000® Index	16.16%	14.37%	15.20%
Lipper Alternative Long/Short Equity Funds Classification Average	7.72%	5.54%	6.68%

Class C Shares	17.47%	9.06%	9.60%
Class I Shares	18.67%	10.15%	10.70%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	20.31%	10.42%	10.58%
Class A Shares at maximum Offering Price	13.39%	9.12%	9.84%
Class C Shares	19.43%	9.59%	9.75%
Class I Shares	20.62%	10.69%	10.86%

Since inception returns are from 12/30/08. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.78%	4.53%	3.52%
Net Expense Ratios	3.58%	4.34%	3.33%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

30	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	31

Fund Performance and Expense Ratios (continued)

Nuveen Equity Market Neutral Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	7.72%	4.41%
Class A Shares at maximum Offering Price	1.52%	2.95%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index	0.62%	0.22%
Lipper Alternative Equity Market Neutral Funds Classification Average	1.76%	1.60%

Class C Shares	6.91%	3.65%
Class I Shares	8.02%	4.68%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	9.70%	4.67%
Class A Shares at maximum Offering Price	3.39%	3.23%
Class C Shares	8.84%	3.89%
Class I Shares	9.98%	4.94%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.29%	4.06%	3.06%
Net Expense Ratios	3.10%	3.87%	2.87%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

32	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	33

Holding

Summaries as of August 31, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	9.7%
Health Care Providers & Services	8.8%
Capital Markets	8.4%
Technology Hardware, Storage & Peripherals	5.2%
Food & Staples Retailing	5.2%
Communication Equipment	4.5%
Biotechnology	4.3%
Hotels, Restaurants & Leisure	3.6%
Specialty Retail	3.6%
Automobiles	2.8%
Multiline Retail	2.8%
Insurance	2.7%
Software	2.4%
Diversified Telecommunication Services	2.4%
Electronic Equipment & Instruments	2.3%
Machinery	2.0%
Mortgage REIT	1.6%
Semiconductors & Semiconductor Equipment	1.5%
Airlines	1.3%
Real Estate Management & Development	1.3%
Pharmaceuticals	1.3%
Electric Utilities	1.3%
Media	1.2%
Other	19.6%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Bank of America Corporation	3.0%
Citigroup Inc.	2.6%
Cisco Systems, Inc.	2.4%
Wal-Mart Stores, Inc.	1.9%
Amgen Inc.	1.8%

34	NUVEEN

Nuveen Large Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	9.9%
Technology Hardware, Storage & Peripherals	8.7%
Capital Markets	7.5%
Biotechnology	6.1%
Specialty Retail	5.8%
Food & Staples Retailing	5.3%
Banks	4.6%
Software	4.4%
Hotels, Restaurants & Leisure	4.0%
IT Services	3.3%
Internet Software & Services	2.5%
Auto Components	2.4%
Communications Equipment	2.4%
Automobiles	2.2%
Media	2.1%
Airlines	2.1%
Real Estate Management & Development	2.0%
Professional Services	2.0%
Multiline Retail	2.0%
Diversified Consumer Services	1.9%
Other	18.6%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	4.7%
Bank of America Corporation	2.0%
UnitedHealth Group Incorporated	1.8%
Visa Inc.	1.8%
Amgen Inc.	1.6%

NUVEEN	35

Holding Summaries as of August 31, 2017 (continued)

Nuveen Large Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	10.7%
Software	10.4%
Technology Hardware, Storage & Peripherals	10.2%
Biotechnology	7.5%
Specialty Retail	6.7%
IT Services	5.6%
Internet Software & Services	5.4%
Auto Components	4.5%
Hotels, Restaurants & Leisure	4.1%
Media	3.7%
Capital Markets	3.2%
Food & Staples Retailing	3.2%
Containers & Packaging	3.0%
Internet and Direct Marketing Retail	2.5%
Other	19.0%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	8.2%
Microsoft Corporation	4.8%
Alphabet Inc., Class A	2.8%
UnitedHealth Group Incorporated	2.6%
Visa Inc.	2.6%

36	NUVEEN

Nuveen Concentrated Core Fund

Fund Allocation

(% of net assets)

Common Stocks	100.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Biotechnology	15.8%
Health Care Providers & Services	15.0%
Food & Staples Retailing	14.6%
Automobiles	9.9%
Capital Markets	9.6%
Technology Hardware, Storage & Peripherals	5.3%
Software	5.3%
IT Services	5.1%
Hotels, Restaurants & Leisure	5.0%
Internet and Direct Marketing Retail	5.0%
Other	9.5%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Gilead Sciences, Inc.	5.5%
Apple, Inc.	5.3%
VMware Inc.	5.3%
Celgene Corporation	5.2%
UnitedHealth Group Incorporated	5.1%

NUVEEN	37

Holding Summaries as of August 31, 2017 (continued)

Nuveen Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	14.0%
IT Services	11.8%
Software	10.1%
Specialty Retail	8.0%
Internet Software & Services	7.8%
Media	7.1%
Technology Hardware, Storage & Peripherals	6.0%
Biotechnology	5.4%
Aerospace & Defense	4.3%
Food & Staples Retailing	3.6%
Hotels, Restaurants & Leisure	3.2%
Other	18.5%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Alphabet Inc., Class A	6.7%
Apple, Inc.	6.0%
Visa Inc.	4.7%
Home Depot, Inc.	4.5%
Microsoft Corporation	4.5%

38	NUVEEN

Nuveen Equity Long/Short Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	145.3%
Total Long Exposure	145.3%
Repurchase Agreements	0.1%
Total Investments	145.4%
Securities Sold Short
Common Stocks	(75.8)%
Total Short Exposure	(75.8)%
Other Assets Less Liabilities	30.4%
Net Assets	100%

Top Five Holdings –

Long Exposure

(% of net assets)

Apple, Inc.	3.7%
Microsoft Corporation	2.9%
Bank of America Corporation	1.9%
Visa Inc.	1.8%
UnitedHealth Group Incorporated	1.7%

Top Five Holdings –

Short Exposure

(% of net assets)

Incyte Pharmaceuticals Inc.	(0.9)%
Agios Pharmaceutical Inc.	(0.9)%
Tractor Supply Company	(0.9)%
BioMarin Pharmaceutical Inc.	(0.9)%
Rite Aid Corporation	(0.8)%

Portfolio Composition –

Long Exposure

(% of net assets)

Software	12.1%
Capital Markets	9.6%
Health Care Providers & Services	9.6%
Biotechnology	8.9%
Technology Hardware, Storage & Peripherals	7.8%
Hotels, Restaurants & Leisure	7.6%
Food & Staples Retailing	7.0%
Banks	5.0%
Auto Components	4.9%
Containers & Packaging	4.9%
IT Services	4.2%
Media	3.8%
Specialty Retail	3.5%
Machinery	3.2%
Airlines	2.8%
Textiles, Apparel & Luxury Goods	2.7%
Internet Software & Services	2.5%
Internet and Direct Marketing Retail	2.5%
Professional Services	2.5%
Wireless Telecommunication Services	2.4%
Multiline Retail	2.4%
Oil, Gas & Consumable Fuels	2.3%
Real Estate Management & Development	2.1%
Automobiles	2.1%
Insurance	2.0%
Communications Equipment	2.0%
Equity Real Estate Investment Trusts	1.7%
Aerospace & Defense	1.6%
Diversified Telecommunication Services	1.5%
Energy Equipment & Services	1.5%
Other	18.6%
Total	145.3%

Portfolio Composition –

Short Exposure

(% of net assets)

Specialty Retail	(5.7)%
Biotechnology	(5.6)%
Chemicals	(5.2)%
Oil, Gas & Consumable Fuels	(4.4)%
Electric Utilities	(4.0)%
Household Durables	(3.9)%
Food Products	(3.1)%
Energy Equipment & Services	(3.1)%
Machinery	(3.0)%
Health Care Equipment & Supplies	(3.0)%
Beverages	(2.4)%
Household Products	(2.4)%
Equity Real Estate Investment Trusts	(2.2)%
IT Services	(2.2)%
Software	(1.9)%
Food & Staples Retailing	(1.6)%
Internet Software & Services	(1.6)%
Distributors	(1.6)%
Other	(18.9)%
Total	(75.8)%

NUVEEN	39

Holding Summaries as of August 31, 2017 (continued)

Nuveen Equity Market Neutral Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	94.6%
Total Long Exposure	94.6%
Repurchase Agreements	3.1%
Total Investments	97.7%
Securities Sold Short
Common Stocks	(85.6)%
Total Short Exposure	(85.6)%
Other Assets Less Liabilities	87.9%
Net Assets	100%

Top Five Holdings –

Long Exposure

(% of net assets)

Biogen Inc.	1.1%
Olin Corporation	1.0%
Gilead Sciences, Inc.	1.0%
Amgen Inc.	1.0%
XPO Logistics, Incorporated	1.0%

Top Five Holdings –

Short Exposure

(% of net assets)

Agios Pharmaceutical Inc.	(1.0)%
Advance Auto Parts, Inc.	(1.0)%
Incyte Pharmaceuticals Inc.	(1.0)%
Analog Devices, Inc.	(0.9)%
AutoZone, Inc.	(0.9)%

Portfolio Composition –

Long Exposure

(% of net assets)

Capital Markets	6.6%
Biotechnology	5.6%
Specialty Retail	5.3%
Health Care Providers & Services	5.1%
Hotels, Restaurants & Leisure	4.7%
Software	4.6%
Technology Hardware, Storage & Peripherals	4.4%
Containers & Packaging	3.7%
Media	3.6%
Multiline Retail	3.1%
Food & Staples Retailing	3.0%
Auto Components	3.0%
Banks	2.9%
Communications Equipment	2.8%
Airlines	2.7%
Professional Services	1.9%
Electronic Equipment, Instruments & Components	1.9%
Real Estate Management & Development	1.9%
Automobiles	1.9%
Mortgage Real Estate Investment Trusts	1.9%
Machinery	1.8%
Diversified Consumer Services	1.8%
Energy Equipment & Services	1.5%
Other	18.9%
Total	94.6%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(6.5)%
Specialty Retail	(6.4)%
Biotechnology	(6.2)%
Chemicals	(5.0)%
Energy Equipment & Services	(4.9)%
Electric Utilities	(4.5)%
Household Durables	(4.1)%
Food Products	(3.4)%
Beverages	(3.4)%
Health Care Equipment & Supplies	(3.1)%
Machinery	(2.7)%
Aerospace & Defense	(2.6)%
Household Products	(2.6)%
Equity Real Estate Investment Trusts	(2.3)%
IT Services	(1.9)%
Food & Staples Retailing	(1.8)%
Water Utilities	(1.8)%
Capital Markets	(1.7)%
Internet Software & Services	(1.7)%
Other	(19.0)%
Total	(85.6)%

40	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class T Shares of Nuveen Large Cap Value Fund and Nuveen Large Cap Core Fund reflect only the first 93 days of the Classes’ operations, they may not provide a meaningful understanding of the Classes’ ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2017.

The beginning of the period is March 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,005.00	$1,001.20	$1,003.80	$1,006.60	$1,006.60	$1,044.00
Expenses Incurred During Period	$5.31	$9.08	$6.57	$3.74	$4.05	$2.73
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.91	$1,016.13	$1,018.65	$1,021.48	$1,021.17	$1,019.86
Expenses Incurred During Period	$5.35	$9.15	$6.61	$3.77	$4.08	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.80%, 1.30%, 0.74% and 0.80% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Class T expenses are equal to the Fund’s annualized net expense ratio of 1.06% multiplied by the average account value over the period, multiplied by 93/365 (to reflect the 93 days in the period since class commencement of operations).

*	Class T Shares are not available for public offering.

NUVEEN	41

Expense Examples (continued)

Nuveen Large Cap Core Fund

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,035.10	$1,031.50	$1,037.10	$1,036.80	$1,042.00
Expenses Incurred During Period	$5.18	$9.01	$3.59	$3.90	$2.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.10	$1,016.33	$1,021.68	$1,021.37	$1,010.03
Expenses Incurred During Period	$5.14	$8.94	$3.57	$3.87	$2.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.01%, 1.76%, 0.70% and 0.76% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Class T expenses are equal to the Fund’s annualized net expense ratio of 1.02% multiplied by the average account value over the period, multiplied by 93/365 (to reflect the 93 days in the period since class commencement of operations).

*	Class T Shares are not available for public offering.

Nuveen Large Cap Growth Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,063.80	$1,059.70	$1,065.50	$1,064.80
Expenses Incurred During Period	$5.31	$9.19	$3.70	$4.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.06	$1,016.28	$1,021.63	$1,021.32
Expenses Incurred During Period	$5.19	$9.00	$3.62	$3.92

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77%, 0.71% and 0.77% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

42	NUVEEN

Nuveen Concentrated Core Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,052.40	$1,048.60	$1,054.40	$1,054.20
Expenses Incurred During Period	$5.59	$9.45	$3.78	$4.30
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.76	$1,015.98	$1,021.53	$1,021.02
Expenses Incurred During Period	$5.50	$9.30	$3.72	$4.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.83%, 0.73% and 0.83% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,071.70	$1,068.00	$1,070.50	$1,073.40
Expenses Incurred During the Period	$5.33	$9.23	$6.63	$4.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.06	$1,016.28	$1,018.80	$1,021.32
Expenses Incurred During the Period	$5.19	$9.00	$6.46	$3.92

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77%, 1.27% and 0.77% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	43

Expense Examples (continued)

Nuveen Equity Long/Short Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,040.20	$1,036.40	$1,041.40
Expenses Incurred During the Period	$16.51	$20.33	$15.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.02	$1,005.24	$1,010.28
Expenses Incurred During the Period	$16.25	$20.02	$15.00

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.21%, 3.96% and 2.96% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Equity Market Neutral Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.80	$1,015.30	$1,020.30
Expenses Incurred During the Period	$14.15	$17.83	$12.73
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,011.19	$1,007.51	$1,012.60
Expenses Incurred During the Period	$14.09	$17.76	$12.68

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.78%, 3.51% and 2.50% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

44	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust

Nuveen Investment Trust II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund, Nuveen Concentrated Core Fund, Nuveen Equity Market Neutral Fund (five of the funds comprising the Nuveen Investment Trust) and Nuveen Growth Fund and Nuveen Equity Long/Short Fund (two of the funds comprising Nuveen Investment Trust II) (the “Funds”) as of August 31, 2017, and the related statements of operations for the year then ended, statements of cash flows (Nuveen Equity Long/Short Fund and Nuveen Equity Market Neutral Fund) for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through August 31, 2013 were audited by other auditors whose report dated October 28, 2013 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2017, the results of their operations for the year then ended, their cash flows (Nuveen Equity Long/Short Fund and Nuveen Equity Market Neutral Fund) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

October 26, 2017

NUVEEN	45

Nuveen Large Cap Value Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 0.3%

19,000	Spirit AeroSystems Holdings Inc.	$1,415,500

	Air Freight & Logistics – 1.0%

67,000	XPO Logistics, Incorporated, (2)	4,100,400

	Airlines – 1.3%

11,000	Copa Holdings SA	1,364,770

65,000	United Continental Holdings Inc., (2)	4,027,400
	Total Airlines	5,392,170

	Auto Components – 1.1%

29,000	Lear Corporation	4,336,660

	Automobiles – 2.8%

504,000	Ford Motor Company	5,559,120

167,000	General Motors Company	6,102,180
	Total Automobiles	11,661,300

	Banks – 9.7%

521,000	Bank of America Corporation	12,446,690

156,000	Citigroup Inc.	10,612,680

34,000	JP Morgan Chase & Co.	3,090,260

327,000	Regions Financial Corporation	4,613,970

24,000	SVB Financial Group, (2)	4,064,160

21,000	Synovus Financial Corp.	884,520

79,000	Wells Fargo & Company	4,034,530
	Total Banks	39,746,810

	Biotechnology – 4.3%

42,000	Amgen Inc.	7,466,340

15,000	Biogen Inc., (2)	4,748,400

66,000	Gilead Sciences, Inc.	5,524,860
	Total Biotechnology	17,739,600

	Building Products – 1.1%

63,000	Owens Corning	4,670,190

	Capital Markets – 8.4%

112,000	Bank New York Mellon	5,855,360

108,000	E*Trade Group Inc., (2)	4,429,080

107,000	Franklin Resources, Inc.	4,625,610

134,000	Morgan Stanley	6,097,000

46	NUVEEN

Shares	Description (1)	Value

	Capital Markets (continued)

52,000	Raymond James Financial Inc.	$4,072,640

56,000	State Street Corporation	5,179,440

94,000	TD Ameritrade Holding Corporation	4,072,080
	Total Capital Markets	34,331,210

	Chemicals – 1.0%

132,000	Olin Corporation	4,254,360

	Communication Equipment – 4.5%

157,000	Arris International PLC, (2)	4,374,020

304,000	Cisco Systems, Inc.	9,791,840

161,000	Juniper Networks Inc.	4,464,530
	Total Communication Equipment	18,630,390

	Construction & Engineering – 1.1%

80,000	Jacobs Engineering Group, Inc.	4,359,200

	Containers & Packaging – 1.1%

79,000	WestRock Company	4,495,890

	Diversified Consumer Services – 1.0%

158,000	H & R Block Inc.	4,224,920

	Diversified Financial Services – 1.0%

22,000	Berkshire Hathaway Inc., Class B	3,985,520

	Diversified Telecommunication Services – 2.4%

161,000	AT&T Inc.	6,031,060

221,733	Frontier Communications Corporation	2,986,744

208,000	Intelsat SA, (2)	802,880
	Total Diversified Telecommunication Services	9,820,684

	Electric Utilities – 1.3%

137,000	Exelon Corporation	5,188,190

	Electrical Equipment – 1.1%

57,000	Regal-Beloit Corporation	4,297,800

	Electronic Equipment & Instruments Components – 2.3%

164,000	Corning Incorporated	4,716,640

148,000	Jabil Inc.	4,639,800
	Total Electronic Equipment & Instruments Components	9,356,440

	Energy Equipment & Services – 0.7%

279,000	Rowan Companies Inc.	2,720,250

	Food & Staples Retailing – 5.2%

89,000	CVS Health Corporation	6,883,260

80,000	Walgreens Boots Alliance Inc.	6,520,000

NUVEEN	47

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

101,000	Wal-Mart Stores, Inc.	$7,885,070
	Total Food & Staples Retailing	21,288,330

	Food Products – 1.2%

116,000	Archer-Daniels-Midland Company	4,793,120

	Health Care Providers & Services – 8.8%

34,000	Aetna Inc.	5,361,800

27,000	Anthem Inc.	5,293,080

22,000	Cardinal Health, Inc.	1,484,120

26,000	CIGNA Corporation	4,733,560

87,000	Express Scripts, Holding Company, (2)	5,465,340

17,000	Humana Inc.	4,379,540

34,000	McKesson Corp.	5,076,540

24,000	Wellcare Health Plans Inc., (2)	4,192,320
	Total Health Care Providers & Services	35,986,300

	Hotels, Restaurants & Leisure – 3.6%

78,000	Carnival Corporation	5,419,440

74,000	Hyatt Hotels Corporation, Class A, (2)	4,403,740

40,000	Royal Caribbean Cruises Limited	4,978,400
	Total Hotels, Restaurants & Leisure	14,801,580

	Household Durables – 0.7%

17,000	Whirlpool Corporation	2,917,540

	Independent Power & Renewable Electricity Producers – 1.1%

40,000	AES Corporation	441,600

281,000	Calpine Corporation, (2)	4,130,700
	Total Independent Power & Renewable Electricity Producers	4,572,300

	Insurance – 2.7%

12,000	Everest Reinsurance Group Ltd	3,029,760

68,000	Lincoln National Corporation	4,614,480

74,000	Unum Group	3,565,320
	Total Insurance	11,209,560

	IT Services – 1.1%

127,000	Booz Allen Hamilton Holding	4,331,970

	Machinery – 2.0%

51,000	Ingersoll Rand Company Limited, Class A	4,354,890

53,000	Oshkosh Truck Corporation	3,953,800
	Total Machinery	8,308,690

	Media – 1.2%

164,000	Discovery Communications Inc., Class A Shares, (2)	3,642,440

48	NUVEEN

Shares	Description (1)	Value

	Media (continued)

169,000	TEGNA, Inc.	$1,434,810
	Total Media	5,077,250

	Mortgage Real Estate Investment Trusts – 1.6%

98,000	AGNC Investment Corp.	2,110,920

430,000	Two Harbors Investment Corporation	4,398,900
	Total Mortgage Real Estate Investment Trusts	6,509,820

	Multiline Retail – 2.8%

70,000	Big Lots, Inc.	3,332,000

110,000	Kohl’s Corporation	4,375,800

68,000	Target Corporation	3,708,040
	Total Multiline Retail	11,415,840

	Oil, Gas & Consumable Fuels – 0.8%

40,000	Exxon Mobil Corporation	3,053,200

	Personal Products – 0.2%

11,000	Nu Skin Enterprises, Inc., Class A	669,130

	Pharmaceuticals – 1.3%

19,000	Johnson & Johnson	2,515,030

84,000	Pfizer Inc.	2,849,280
	Total Pharmaceuticals	5,364,310

	Professional Services – 1.1%

41,000	Manpower Inc.	4,571,910

	Real Estate Investment Trust – 0.7%

156,000	Host Hotels & Resorts Inc.	2,826,720

	Real Estate Management & Development – 1.3%

121,000	CBRE Group Inc., (2)	4,365,680

30,000	Realogy Holdings Corporation	1,017,000
	Total Real Estate Management & Development	5,382,680

	Semiconductors & Semiconductor Equipment – 1.5%

47,000	Intel Corporation	1,648,290

243,000	Marvell Technology Group Ltd.	4,352,130
	Total Semiconductors & Semiconductor Equipment	6,000,420

	Software – 2.4%

26,000	Oracle Corporation	1,308,580

56,000	Synopsys Inc., (2)	4,503,520

39,000	VMware Inc., (2)	4,215,900
	Total Software	10,028,000

	Specialty Retail – 3.6%

78,000	Best Buy Co., Inc.	4,232,280

NUVEEN	49

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)			Value

	Specialty Retail (continued)

76,000	GameStop Corporation			$1,406,000

193,000	Gap, Inc.			4,558,660

438,000	Staples, Inc.			4,474,170
	Total Specialty Retail			14,671,110

	Technology Hardware, Storage & Peripherals – 5.2%

25,000	Apple, Inc.			4,100,000

266,000	HP Inc.			5,075,280

97,000	NCR Corporation			3,543,410

94,000	NetApp, Inc.			3,634,040

57,000	Western Digital Corporation			5,031,390
	Total Technology Hardware, Storage & Peripherals			21,384,120

	Tobacco – 0.4%

14,000	Philip Morris International			1,637,020

	Trading Companies & Distributors – 0.8%

67,000	WESCO International Inc., (2)			3,380,150

	Wireless Telecommunication Services – 1.0%

143,000	Telephone and Data Systems Inc.			4,191,330
	Total Long-Term Investments (cost $378,076,470)			409,099,884

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$594	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/17, repurchase price $593,734, collateralized by $505,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $609,937	0.120%	9/01/17	$593,732
	Total Short-Term Investments (cost $593,732)			593,732
	Total Investments (cost $378,670,202) – 99.9%			409,693,616
	Other Assets Less Liabilities – 0.1%			343,219
	Net Assets – 100%			$410,036,835

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

50	NUVEEN

Nuveen Large Cap Core Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Air Freight & Logistics – 1.0%

64,000	XPO Logistics, Incorporated, (2)	$3,916,800

	Airlines – 2.1%

85,000	Southwest Airlines Co.	4,431,900

59,000	United Continental Holdings Inc., (2)	3,655,640
	Total Airlines	8,087,540

	Auto Components – 2.4%

48,000	Delphi Automotive PLC	4,627,200

28,000	Lear Corporation	4,187,120

5,000	Visteon Corporation, (2)	577,200
	Total Auto Components	9,391,520

	Automobiles – 2.2%

343,000	Ford Motor Company	3,783,290

134,000	General Motors Company	4,896,360
	Total Automobiles	8,679,650

	Banks – 4.6%

326,000	Bank of America Corporation	7,788,140

6,000	Citigroup Inc.	408,180

18,000	JPMorgan Chase & Co.	1,636,020

288,000	Regions Financial Corporation	4,063,680

23,000	SVB Financial Group, (2)	3,894,820
	Total Banks	17,790,840

	Biotechnology – 6.1%

35,000	Amgen Inc.	6,221,950

17,000	Biogen Inc., (2)	5,381,520

42,000	Celgene Corporation, (2)	5,835,060

73,000	Gilead Sciences, Inc.	6,110,830
	Total Biotechnology	23,549,360

	Building Products – 1.0%

52,000	Owens Corning	3,854,760

	Capital Markets – 7.5%

90,000	Bank New York Mellon	4,705,200

81,000	E*Trade Group Inc., (2)	3,321,810

94,000	Franklin Resources, Inc.	4,063,620

104,000	Morgan Stanley	4,732,000

NUVEEN	51

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Capital Markets (continued)

48,000	Raymond James Financial Inc.	$3,759,360

51,000	State Street Corporation	4,716,990

91,000	TD Ameritrade Holding Corporation	3,942,120
	Total Capital Markets	29,241,100

	Chemicals – 1.0%

123,000	Olin Corporation	3,964,290

	Communications Equipment – 2.4%

164,000	Cisco Systems, Inc.	5,282,440

140,000	Juniper Networks Inc.	3,882,200
	Total Communications Equipment	9,164,640

	Construction & Engineering – 0.9%

66,000	Jacobs Engineering Group, Inc.	3,596,340

	Containers & Packaging – 1.9%

67,000	Berry Plastics Corporation, (2)	3,768,080

61,000	WestRock Company	3,471,510
	Total Containers & Packaging	7,239,590

	Diversified Consumer Services – 1.9%

6,000	Graham Holdings Company	3,523,200

147,000	H & R Block Inc.	3,930,780
	Total Diversified Consumer Services	7,453,980

	Diversified Financial Services – 0.5%

10,000	Berkshire Hathaway Inc., Class B	1,811,600

	Diversified Telecommunication Services – 0.7%

197,533	Frontier Communications Corporation	2,660,770

	Electrical Equipment – 1.0%

53,000	Regal-Beloit Corporation	3,996,200

	Electronic Equipment, Instruments & Components – 1.5%

132,000	Jabil Inc.	4,138,200

88,000	Vishay Intertechnology Inc.	1,557,600
	Total Electronic Equipment, Instruments & Components	5,695,800

	Energy Equipment & Services – 0.3%

141,000	Rowan Companies Inc.	1,374,750

	Food & Staples Retailing – 5.3%

29,000	Costco Wholesale Corporation	4,545,460

68,000	CVS Health Corporation	5,259,120

65,000	Walgreens Boots Alliance Inc.	5,297,500

71,000	Wal-Mart Stores, Inc.	5,542,970
	Total Food & Staples Retailing	20,645,050

52	NUVEEN

Shares	Description (1)	Value

	Food Products – 0.4%

37,000	Archer-Daniels-Midland Company	$1,528,840

	Health Care Providers & Services – 9.9%

30,000	Aetna Inc.	4,731,000

52,000	AmerisourceBergen Corporation	4,173,000

27,000	CIGNA Corporation	4,915,620

73,000	Express Scripts, Holding Company, (2)	4,585,860

18,000	Humana Inc.	4,637,160

30,000	McKesson Corp.	4,479,300

35,000	UnitedHealth Group Incorporated	6,961,500

23,000	Wellcare Health Plans Inc., (2)	4,017,640
	Total Health Care Providers & Services	38,501,080

	Hotels, Restaurants & Leisure – 4.0%

18,000	Carnival Corporation	1,250,640

71,000	Hyatt Hotels Corporation, Class A, (2)	4,225,210

35,000	Royal Caribbean Cruises Limited	4,356,100

38,000	Wyndham Worldwide Corporation	3,787,840

14,000	Wynn Resorts Ltd	1,945,860
	Total Hotels, Restaurants & Leisure	15,565,650

	Independent Power & Renewable Electricity Producers – 1.0%

260,000	Calpine Corporation, (2)	3,822,000

	Insurance – 1.0%

60,000	Lincoln National Corporation	4,071,600

	Internet and Direct Marketing Retail – 1.9%

3,000	Amazon.com, Inc.	2,941,800

29,000	Expedia, Inc.	4,302,440
	Total Internet and Direct Marketing Retail	7,244,240

	Internet Software & Services – 2.5%

6,000	Alphabet Inc., Class A, (2)	5,731,440

16,000	Facebook Inc., Class A Shares, (2)	2,751,520

13,000	VeriSign, Inc.	1,348,750
	Total Internet Software & Services	9,831,710

	IT Services – 3.3%

44,000	MasterCard, Inc.	5,865,200

67,000	Visa Inc.	6,935,840
	Total IT Services	12,801,040

	Machinery – 1.7%

110,000	Allison Transmission Holdings Inc.	3,820,300

33,000	Ingersoll Rand Company Limited, Class A	2,817,870
	Total Machinery	6,638,170

NUVEEN	53

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Media – 2.1%

43,000	AMC Networks Inc., Class A Shares, (2)	$2,613,540

137,000	Discovery Communications Inc., Class A Shares, (2)	3,042,770

17,000	Omnicom Group, Inc.	1,230,460

159,000	TEGNA, Inc.	1,349,910
	Total Media	8,236,680

	Multiline Retail – 2.0%

44,000	Big Lots, Inc.	2,094,400

94,000	Kohl’s Corporation	3,739,320

43,000	Nordstrom, Inc.	1,918,660
	Total Multiline Retail	7,752,380

	Oil, Gas & Consumable Fuels – 0.5%

24,000	Exxon Mobil Corporation	1,831,920

	Pharmaceuticals – 0.6%

17,000	Johnson & Johnson	2,250,290

	Professional Services – 2.0%

36,000	Manpower Inc.	4,014,360

84,000	Robert Half International Inc.	3,805,200
	Total Professional Services	7,819,560

	Real Estate Management & Development – 2.0%

114,000	CBRE Group Inc., (2)	4,113,120

112,000	Realogy Holdings Corporation	3,796,800
	Total Real Estate Management & Development	7,909,920

	Software – 4.4%

45,000	Citrix Systems, (2)	3,519,450

71,000	Microsoft Corporation	5,308,670

51,000	Synopsys Inc., (2)	4,101,420

38,000	VMware Inc., (2)	4,107,800
	Total Software	17,037,340

	Specialty Retail – 5.8%

75,000	Best Buy Co., Inc.	4,069,500

25,000	Burlington Store Inc., (2)	2,178,250

185,000	GameStop Corporation	3,422,500

153,000	Gap, Inc.	3,613,860

34,000	Home Depot, Inc.	5,095,580

395,000	Staples, Inc.	4,034,925
	Total Specialty Retail	22,414,615

	Technology Hardware, Storage & Peripherals – 8.7%

111,000	Apple, Inc.	18,204,000

54	NUVEEN

Shares	Description (1)	Value

	Technology Hardware, Storage & Peripherals (continued)

220,000	HP Inc.	$4,197,600

101,000	NCR Corporation	3,689,530

89,000	NetApp, Inc.	3,440,740

50,000	Western Digital Corporation	4,413,500
	Total Technology Hardware, Storage & Peripherals	33,945,370

	Trading Companies & Distributors – 0.7%

56,000	WESCO International Inc., (2)	2,825,200

	Wireless Telecommunication Services – 1.0%

134,000	Telephone and Data Systems Inc.	3,927,540
	Total Long-Term Investments (cost $352,247,774)	388,069,725
	Other Assets Less Liabilities – 0.2%	806,512
	Net Assets – 100%	$388,876,237

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	55

Nuveen Large Cap Growth Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 0.9%

3,100	Boeing Company	$742,946

	Air Freight & Logistics – 1.0%

13,500	XPO Logistics, Incorporated, (2)	826,200

	Airlines – 2.4%

2,500	Copa Holdings SA	310,175

19,200	Southwest Airlines Co.	1,001,088

9,900	United Continental Holdings Inc., (2)	613,404
	Total Airlines	1,924,667

	Auto Components – 4.5%

17,800	BorgWarner Inc.	826,098

10,800	Delphi Automotive PLC	1,041,120

6,000	Lear Corporation	897,240

7,200	Visteon Corporation, (2)	831,168
	Total Auto Components	3,595,626

	Automobiles – 0.4%

18,200	Ford Motor Company	200,746

2,400	Harley-Davidson, Inc.	112,824
	Total Automobiles	313,570

	Banks – 1.0%

4,800	SVB Financial Group, (2)	812,832

	Biotechnology – 7.5%

6,100	Amgen Inc.	1,084,397

4,000	Biogen Inc., (2)	1,266,240

11,600	Celgene Corporation, (2)	1,611,588

16,100	Gilead Sciences, Inc.	1,347,731

11,200	Ionis Pharmaceuticals, Inc., (2)	600,544

200	Regeneron Pharmaceuticals, Inc., (2)	99,380
	Total Biotechnology	6,009,880

	Capital Markets – 3.2%

600	Ameriprise Financial, Inc.	83,106

7,900	MSCI Inc., Class A Shares	905,419

9,700	Raymond James Financial Inc.	759,704

9,200	State Street Corporation	850,908
	Total Capital Markets	2,599,137

56	NUVEEN

Shares	Description (1)	Value

	Communications Equipment – 1.5%

14,400	Arris International PLC, (2)	$401,184

7,000	F5 Networks, Inc., (2)	835,660
	Total Communications Equipment	1,236,844

	Containers & Packaging – 3.0%

15,300	Berry Plastics Corporation, (2)	860,472

59,200	Graphic Packaging Holding Company	772,560

26,700	Silgan Holdings, Inc.	803,403
	Total Containers & Packaging	2,436,435

	Diversified Consumer Services – 1.0%

29,900	H & R Block Inc.	799,526

	Diversified Telecommunication Services – 0.1%

16,900	Intelsat SA, (2)	65,234

	Electronic Equipment, Instruments & Components – 1.0%

26,000	Jabil Inc.	815,100

	Food & Staples Retailing – 3.2%

8,300	Costco Wholesale Corporation	1,300,942

11,700	Walgreens Boots Alliance Inc.	953,550

4,200	Wal-Mart Stores, Inc.	327,894
	Total Food & Staples Retailing	2,582,386

	Health Care Equipment & Supplies – 0.3%

6,900	Hologic Inc., (2)	266,340

	Health Care Providers & Services – 10.7%

5,900	Aetna Inc.	930,430

11,200	AmerisourceBergen Corporation	898,800

6,100	CIGNA Corporation	1,110,566

13,300	Express Scripts, Holding Company, (2)	835,506

4,100	Humana Inc.	1,056,242

5,600	McKesson Corp.	836,136

10,600	UnitedHealth Group Incorporated	2,108,340

5,000	Wellcare Health Plans Inc., (2)	873,400
	Total Health Care Providers & Services	8,649,420

	Hotels, Restaurants & Leisure – 4.1%

14,200	Hyatt Hotels Corporation, Class A, (2)	845,042

10,900	Las Vegas Sands	678,089

8,400	Wyndham Worldwide Corporation	837,312

6,700	Wynn Resorts Ltd	931,233
	Total Hotels, Restaurants & Leisure	3,291,676

NUVEEN	57

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Household Durables – 0.5%

2,200	Whirlpool Corporation	$377,564

	Insurance – 0.9%

10,400	Lincoln National Corporation	705,744

	Internet and Direct Marketing Retail – 2.5%

1,100	Amazon.com, Inc.	1,078,660

6,400	Expedia, Inc.	949,504
	Total Internet and Direct Marketing Retail	2,028,164

	Internet Software & Services – 5.4%

2,400	Alphabet Inc., Class A, (2)	2,292,576

6,800	Facebook Inc., Class A Shares, (2)	1,169,396

8,600	VeriSign, Inc.	892,250
	Total Internet Software & Services	4,354,222

	IT Services – 5.6%

20,700	Booz Allen Hamilton Holding	706,077

12,700	MasterCard, Inc.	1,692,910

20,200	Visa Inc.	2,091,104
	Total IT Services	4,490,091

	Machinery – 2.1%

23,900	Allison Transmission Holdings Inc.	830,047

10,100	Ingersoll Rand Company Limited, Class A	862,439
	Total Machinery	1,692,486

	Media – 3.7%

13,500	AMC Networks Inc., Class A Shares, (2)	820,530

32,200	Discovery Communications Inc., Class A Shares, (2)	715,162

20,700	Live Nation Inc., (2)	827,172

8,800	Omnicom Group, Inc.	636,944
	Total Media	2,999,808

	Multiline Retail – 2.4%

13,500	Big Lots, Inc.	642,600

12,600	Kohl’s Corporation	501,228

18,300	Nordstrom, Inc.	816,546
	Total Multiline Retail	1,960,374

	Personal Products – 1.1%

12,400	Herbalife, Limited	855,724

	Professional Services – 1.1%

19,200	Robert Half International Inc.	869,760

	Real Estate Management & Development – 1.1%

23,400	CBRE Group Inc., (2)	844,272

58	NUVEEN

Shares	Description (1)			Value

	Road & Rail – 0.1%

1,900	CSX Corporation			$95,380

	Software – 10.4%

23,500	Cadence Design Systems, Inc., (2)			923,315

11,200	Citrix Systems, (2)			875,952

51,600	Microsoft Corporation			3,858,132

9,300	Red Hat, Inc., (2)			999,750

10,100	Synopsys Inc., (2)			812,242

8,600	VMware Inc., (2)			929,660
	Total Software			8,399,051

	Specialty Retail – 6.7%

12,900	Best Buy Co., Inc.			699,954

8,500	Burlington Store Inc., (2)			740,605

35,900	Gap, Inc.			847,958

12,700	Home Depot, Inc.			1,903,349

16,000	Lowe’s Companies, Inc.			1,182,240
	Total Specialty Retail			5,374,106

	Technology Hardware, Storage & Peripherals – 10.2%

40,300	Apple, Inc.			6,609,200

21,600	NCR Corporation			789,048

9,700	Western Digital Corporation			856,219
	Total Technology Hardware, Storage & Peripherals			8,254,467

	Trading Companies & Distributors – 0.1%

3,000	Univar Inc., (2)			84,630
	Total Long-Term Investments (cost $69,744,408)			80,353,662

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$123	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/17, repurchase price $122,877, collateralized by $105,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $126,819	0.120%	9/01/17	$122,877
	Total Short-Term Investments (cost $122,877)			122,877
	Total Investments (cost $69,867,285) – 99.8%			80,476,539
	Other Assets Less Liabilities – 0.2%			129,410
	Net Assets – 100%			$80,605,949

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	59

Nuveen Concentrated Core Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 100.1%

	Airlines – 4.6%

85,100	Southwest Airlines Co.	$4,437,114

	Automobiles – 9.9%

419,100	Ford Motor Company	4,622,673

133,500	General Motors Company	4,878,090
	Total Automobiles	9,500,763

	Banks – 4.9%

196,000	Bank of America Corporation	4,682,440

	Biotechnology – 15.8%

27,700	Amgen Inc.	4,924,229

36,200	Celgene Corporation, (2)	5,029,266

62,500	Gilead Sciences, Inc.	5,231,875
	Total Biotechnology	15,185,370

	Capital Markets – 9.6%

102,100	Franklin Resources, Inc.	4,413,783

51,500	State Street Corporation	4,763,235
	Total Capital Markets	9,177,018

	Food & Staples Retailing – 14.6%

57,200	CVS Health Corporation	4,423,848

60,300	Walgreens Boots Alliance Inc.	4,914,450

60,100	Wal-Mart Stores, Inc.	4,692,007
	Total Food & Staples Retailing	14,030,305

	Health Care Providers & Services – 15.0%

75,200	Express Scripts, Holding Company, (2)	4,724,064

31,800	McKesson Corp.	4,748,058

24,800	UnitedHealth Group Incorporated	4,932,720
	Total Health Care Providers & Services	14,404,842

	Hotels, Restaurants & Leisure – 5.0%

38,800	Royal Caribbean Cruises Limited	4,829,048

	Internet and Direct Marketing Retail – 5.0%

32,100	Expedia, Inc.	4,762,356

	IT Services – 5.1%

36,900	MasterCard, Inc.	4,918,770

60	NUVEEN

Shares	Description (1)	Value

	Software – 5.3%

46,600	VMware Inc., (2)	$5,037,460

	Technology Hardware, Storage & Peripherals – 5.3%

31,200	Apple, Inc.	5,116,800
	Total Long-Term Investments (cost $91,419,058)	96,082,286
	Other Assets Less Liabilities – (0.1)%	(129,299)
	Net Assets – 100%	$95,952,987

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	61

Nuveen Growth Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 4.3%

4,384	Boeing Company	$1,050,669

6,983	Spirit AeroSystems Holdings Inc.	520,234

1,568	TransDigm Group Inc.	408,715
	Total Aerospace & Defense	1,979,618

	Air Freight & Logistics – 0.9%

7,817	Expeditors International of Washington, Inc.	438,534

	Airlines – 1.3%

11,492	Southwest Airlines Co.	599,193

	Auto Components – 1.1%

3,427	Lear Corporation	512,474

	Banks – 1.0%

4,866	JPMorgan Chase & Co.	442,271

	Beverages – 2.4%

11,330	Coca-Cola Company	516,082

5,022	PepsiCo, Inc.	581,196
	Total Beverages	1,097,278

	Biotechnology – 5.4%

5,272	Amgen Inc.	937,203

3,115	Biogen Inc., (2)	986,084

6,738	Gilead Sciences, Inc.	564,038
	Total Biotechnology	2,487,325

	Communication Equipment – 0.8%

3,144	F5 Networks, Inc., (2)	375,331

	Construction Materials – 1.1%

5,380	Eagle Materials Inc.	523,205

	Financial Exchanges and Data – 1.1%

3,734	Moody’s Corporation	500,468

	Food & Staples Retailing – 3.6%

18,037	Sysco Corporation	950,009

8,931	Walgreens Boots Alliance Inc.	727,877
	Total Food & Staples Retailing	1,677,886

	Food Products – 1.8%

13,178	Tyson Foods, Inc., Class A	834,167

62	NUVEEN

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 1.7%

12,421	Baxter International, Inc.	$770,599

	Health Care Providers & Services – 14.0%

4,145	Aetna Inc.	653,667

7,705	AmerisourceBergen Corporation	618,326

3,091	Anthem Inc.	605,960

8,025	Cardinal Health, Inc.	541,367

13,622	Express Scripts, Holding Company, (2)	855,734

2,824	Humana Inc.	727,519

4,041	McKesson Corp.	603,362

9,375	UnitedHealth Group Incorporated	1,864,688
	Total Health Care Providers & Services	6,470,623

	Health Care Technology – 1.1%

8,904	Veeva Systems Inc., Class A Shares, (2)	529,788

	Hotels, Restaurants & Leisure – 3.2%

2,802	Dominos Pizza Inc.	510,693

5,976	McDonald’s Corporation	955,981
	Total Hotels, Restaurants & Leisure	1,466,674

	Insurance – 1.2%

4,300	Reinsurance Group of America Inc.	578,135

	Internet Software & Services – 7.8%

3,268	Alphabet Inc., Class A, (2)	3,121,720

2,945	Facebook Inc., Class A Shares, (2)	506,452
	Total Internet Software & Services	3,628,172

	IT Services – 11.8%

11,037	Booz Allen Hamilton Holding	376,472

4,509	Gartner Inc., (2)	543,740

5,186	Henry Jack and Associates Inc.	534,521

13,850	MasterCard, Inc.	1,846,205

20,950	Visa Inc.	2,168,744
	Total IT Services	5,469,682

	Machinery – 1.1%

3,222	Parker Hannifin Corporation	518,388

	Media – 7.1%

11,828	Comcast Corporation, Class A	480,335

7,141	Discovery Communications Inc., Class A Shares, (2)	158,602

10,695	Omnicom Group, Inc.	774,104

5,777	Scripps Networks Interactive, Class A Shares	494,800

82,362	Sirius XM Holdings Inc.	473,582

NUVEEN	63

Nuveen Growth Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Media (continued)

5,570	Time Warner Inc.	$563,127

3,671	Walt Disney Company	371,505
	Total Media	3,316,055

	Multiline Retail – 1.2%

9,893	Target Corporation	539,465

	Software – 10.1%

14,844	Cadence Design Systems, Inc., (2)	583,221

6,460	Intuit, Inc.	913,767

28,025	Microsoft Corporation	2,095,429

5,304	Red Hat, Inc., (2)	570,180

6,526	Synopsys Inc., (2)	524,821
	Total Software	4,687,418

	Specialty Retail – 8.0%

14,059	Home Depot, Inc.	2,107,022

13,096	Lowe’s Companies, Inc.	967,663

11,210	Ross Stores, Inc.	655,225
	Total Specialty Retail	3,729,910

	Technology Hardware, Storage & Peripherals – 6.0%

16,916	Apple, Inc.	2,774,224

	Tobacco – 0.7%

5,383	Altria Group, Inc.	341,282
	Total Long-Term Investments (cost $35,873,610)	46,288,165
	Other Assets Less Liabilities – 0.2%	97,881
	Net Assets – 100%	$46,386,046

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

64	NUVEEN

Nuveen Equity Long/Short Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 145.3%

	COMMON STOCKS – 145.3%

	Aerospace & Defense – 1.6%

7,100	Boeing Company	$1,701,586

	Air Freight & Logistics – 1.3%

22,100	XPO Logistics, Incorporated, (2)	1,352,520

	Airlines – 2.8%

8,400	Copa Holdings SA	1,042,188

23,700	Southwest Airlines Co.	1,235,718

11,300	United Continental Holdings Inc., (2)	700,148
	Total Airlines	2,978,054

	Auto Components – 4.9%

26,000	BorgWarner Inc.	1,206,660

14,000	Delphi Automotive PLC	1,349,600

8,900	Lear Corporation	1,330,906

11,300	Visteon Corporation, (2)	1,304,472
	Total Auto Components	5,191,638

	Automobiles – 2.1%

76,000	Ford Motor Company	838,280

18,800	General Motors Company	686,952

6,400	Thor Industries, Inc.	695,296
	Total Automobiles	2,220,528

	Banks – 5.0%

84,000	Bank of America Corporation	2,006,760

87,700	Regions Financial Corporation	1,237,447

7,600	SVB Financial Group, (2)	1,286,984

15,500	Western Alliance Bancorporation, (2)	747,565
	Total Banks	5,278,756

	Biotechnology – 8.9%

9,700	Alexion Pharmaceuticals Inc.	1,381,377

9,600	Amgen Inc.	1,706,592

4,900	Biogen Inc., (2)	1,551,144

11,900	Celgene Corporation, (2)	1,653,267

20,500	Gilead Sciences, Inc.	1,716,055

2,900	Regeneron Pharmaceuticals, Inc., (2)	1,441,010
	Total Biotechnology	9,449,445

NUVEEN	65

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Building Products – 1.3%

18,200	Owens Corning	$1,349,166

	Capital Markets – 9.6%

7,600	Ameriprise Financial, Inc.	1,052,676

27,100	Bank New York Mellon	1,416,788

17,600	E*Trade Group Inc., (2)	721,776

26,700	Franklin Resources, Inc.	1,154,241

11,300	MSCI Inc., Class A Shares	1,295,093

15,300	Raymond James Financial Inc.	1,198,296

22,300	SEI Investments Company	1,303,658

14,700	State Street Corporation	1,359,603

15,500	TD Ameritrade Holding Corporation	671,460
	Total Capital Markets	10,173,591

	Chemicals – 1.3%

42,300	Olin Corporation	1,363,329

	Communications Equipment – 2.0%

34,400	Arris International PLC, (2)	958,384

40,200	Juniper Networks Inc.	1,114,746
	Total Communications Equipment	2,073,130

	Construction & Engineering – 0.7%

13,700	Jacobs Engineering Group, Inc.	746,513

	Consumer Finance – 0.8%

36,600	Ally Financial Inc.	827,160

	Containers & Packaging – 4.9%

22,900	Berry Plastics Corporation, (2)	1,287,896

93,100	Graphic Packaging Holding Company	1,214,955

42,800	Silgan Holdings, Inc.	1,287,852

23,500	WestRock Company	1,337,385
	Total Containers & Packaging	5,128,088

	Diversified Consumer Services – 1.2%

47,600	H & R Block Inc.	1,272,824

	Diversified Telecommunication Services – 1.5%

41,000	AT&T Inc.	1,535,860

	Electric Utilities – 0.9%

25,600	Exelon Corporation	969,472

	Electrical Equipment – 1.1%

15,600	Regal-Beloit Corporation	1,176,240

66	NUVEEN

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 1.2%

39,300	Jabil Inc.	$1,232,055

	Energy Equipment & Services – 1.5%

60,500	Rowan Companies Inc.	589,875

115,500	Transocean Inc.	942,480
	Total Energy Equipment & Services	1,532,355

	Equity Real Estate Investment Trusts – 1.7%

7,300	American Tower Corporation, REIT	1,080,765

5,700	Coresite Realty Corporation	676,932
	Total Equity Real Estate Investment Trusts	1,757,697

	Food & Staples Retailing – 7.0%

9,600	Costco Wholesale Corporation	1,504,704

19,800	CVS Health Corporation	1,531,332

63,900	Sprouts Farmers Market Inc., (2)	1,274,166

18,400	Walgreens Boots Alliance Inc.	1,499,600

20,600	Wal-Mart Stores, Inc.	1,608,242
	Total Food & Staples Retailing	7,418,044

	Food Products – 0.9%

23,600	Archer-Daniels-Midland Company	975,152

	Health Care Providers & Services – 9.6%

8,400	Aetna Inc.	1,324,680

8,400	AmerisourceBergen Corporation	674,100

14,900	Centene Corporation, (2)	1,323,865

7,700	CIGNA Corporation	1,401,862

19,100	Express Scripts, Holding Company, (2)	1,199,862

7,600	McKesson Corp.	1,134,756

9,200	UnitedHealth Group Incorporated	1,829,880

7,300	Wellcare Health Plans Inc., (2)	1,275,164
	Total Health Care Providers & Services	10,164,169

	Health Care Technology – 1.2%

22,200	Veeva Systems Inc., Class A Shares, (2)	1,320,900

	Hotels, Restaurants & Leisure – 7.6%

19,200	Carnival Corporation	1,334,016

21,700	Hyatt Hotels Corporation, Class A, (2)	1,291,367

17,500	Las Vegas Sands	1,088,675

10,200	McDonald’s Corporation	1,631,694

11,200	Royal Caribbean Cruises Limited	1,393,952

9,500	Wynn Resorts Ltd	1,320,405
	Total Hotels, Restaurants & Leisure	8,060,109

NUVEEN	67

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Household Durables – 1.0%

6,300	Whirlpool Corporation	$1,081,206

	Independent Power & Renewable Electricity Producers – 0.7%

41,450	AES Corporation	457,608

20,700	Calpine Corporation, (2)	304,290
	Total Independent Power & Renewable Electricity Producers	761,898

	Insurance – 2.0%

14,400	Lincoln National Corporation	977,184

8,300	RenaissanceRe Holdings, Limited	1,155,028
	Total Insurance	2,132,212

	Internet and Direct Marketing Retail – 2.5%

9,100	Expedia, Inc.	1,350,076

700	Priceline Group Incorporated, (2)	1,296,456
	Total Internet and Direct Marketing Retail	2,646,532

	Internet Software & Services – 2.5%

12,200	IAC/InterActiveCorp.	1,384,822

12,300	VeriSign, Inc.	1,276,125
	Total Internet Software & Services	2,660,947

	IT Services – 4.2%

29,100	Booz Allen Hamilton Holding	992,601

12,200	MasterCard, Inc.	1,626,260

17,900	Visa Inc.	1,853,008
	Total IT Services	4,471,869

	Machinery – 3.2%

35,800	Allison Transmission Holdings Inc.	1,243,334

12,300	Ingersoll Rand Company Limited, Class A	1,050,297

24,200	Timken Company	1,085,370
	Total Machinery	3,379,001

	Media – 3.8%

16,300	AMC Networks Inc., Class A Shares, (2)	990,714

41,600	Discovery Communications Inc., Class A Shares, (2)	923,936

14,700	Dish Network Corporation, Class A, (2)	842,163

32,600	Live Nation Inc., (2)	1,302,696
	Total Media	4,059,509

	Mortgage Real Estate Investment Trusts – 1.1%

51,500	AGNC Investment Corp.	1,109,310

	Multiline Retail – 2.4%

18,100	Kohl’s Corporation	720,018

24,300	Nordstrom, Inc.	1,084,266

68	NUVEEN

Shares	Description (1)	Value

	Multiline Retail (continued)

13,200	Target Corporation	$719,796
	Total Multiline Retail	2,524,080

	Multi-Utilities – 0.6%

22,300	CenterPoint Energy, Inc.	660,526

	Oil, Gas & Consumable Fuels – 2.3%

19,000	Marathon Petroleum Corporation	996,550

103,500	Whiting Petroleum Corporation, (2)	462,645

27,100	World Fuel Services Corporation	936,034
	Total Oil, Gas & Consumable Fuels	2,395,229

	Personal Products – 1.3%

12,500	Estee Lauder Companies Inc., Class A	1,337,375

	Professional Services – 2.5%

11,600	Manpower Inc.	1,293,516

28,800	Robert Half International Inc.	1,304,640
	Total Professional Services	2,598,156

	Real Estate Management & Development – 2.1%

32,700	CBRE Group Inc., (2)	1,179,816

31,300	Realogy Holdings Corporation	1,061,070
	Total Real Estate Management & Development	2,240,886

	Road & Rail – 1.3%

27,200	CSX Corporation	1,365,440

	Semiconductors & Semiconductor Equipment – 0.7%

20,700	Teradyne Inc.	737,127

	Software – 12.1%

34,300	Cadence Design Systems, Inc., (2)	1,347,647

16,100	Citrix Systems, (2)	1,259,181

9,600	Intuit, Inc.	1,357,920

40,700	Microsoft Corporation	3,043,139

34,400	Oracle Corporation	1,731,352

12,700	Red Hat, Inc., (2)	1,365,250

16,200	Synopsys Inc., (2)	1,302,804

12,400	VMware Inc., (2)	1,340,440
	Total Software	12,747,733

	Specialty Retail – 3.5%

23,000	Best Buy Co., Inc.	1,247,980

29,200	Gap, Inc.	689,704

11,900	Home Depot, Inc.	1,783,453
	Total Specialty Retail	3,721,137

NUVEEN	69

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)			Value

	Technology Hardware, Storage & Peripherals – 7.8%

24,100	Apple, Inc.			$3,952,400

39,100	HP Inc.			746,028

28,800	NCR Corporation			1,052,064

31,300	NetApp, Inc.			1,210,058

15,100	Western Digital Corporation			1,332,877
	Total Technology Hardware, Storage & Peripherals			8,293,427

	Textiles, Apparel & Luxury Goods – 2.7%

17,700	Michael Kors Holdings Limited, (2)			747,294

8,600	Ralph Lauren Corporation			755,854

20,800	VF Corporation			1,307,696
	Total Textiles, Apparel & Luxury Goods			2,810,844

	Wireless Telecommunication Services – 2.4%

43,000	Telephone and Data Systems Inc.			1,260,330

20,200	T-Mobile US Inc., (2)			1,307,142
	Total Wireless Telecommunication Services			2,567,472
	Total Long-Term Investments (cost $140,632,143)			153,550,297

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$134	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/17, repurchase price $133,834, collateralized by $115,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $138,897	0.120%	9/01/17	$133,834
	Total Short-Term Investments (cost $133,834)			133,834
	Total Investments (cost $140,765,977) – 145.4%			153,684,131

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (75.8)% (3)

	Aerospace & Defense – (1.6)%

(15,300)	BWX Technologies, Inc.			$(837,216)

(5,600)	Teledyne Technologies Inc., (2)			(840,336)
	Total Aerospace & Defense			(1,677,552)

	Air Freight & Logistics – (0.8)%

(7,200)	United Parcel Service, Inc., Class B			(823,392)

	Automobiles – (0.7)%

(2,200)	Tesla Motors Inc., (2)			(782,980)

	Banks – (0.4)%

(31,000)	F.N.B. Corporation PA			(393,390)

70	NUVEEN

Shares	Description (1)	Value

	Beverages – (2.4)%

(16,700)	Brown-Forman Corporation	$(885,768)

(9,300)	Molson Coors Brewing Company, Class B	(834,675)

(15,200)	Monster Beverage Corporation, (2)	(848,464)
	Total Beverages	(2,568,907)

	Biotechnology – (5.6)%

(14,500)	Agios Pharmaceutical Inc., (2)	(917,270)

(10,000)	BioMarin Pharmaceutical Inc., (2)	(901,900)

(6,700)	Incyte Pharmaceuticals Inc., (2)	(920,647)

(6,000)	Intercept Pharmaceuticals Incorporated, (2)	(699,660)

(44,700)	Intrexon Corporation, (2)	(881,931)

(133,800)	Opko Health Inc., (2)	(856,320)

(5,700)	Tesaro Inc., (2)	(736,098)
	Total Biotechnology	(5,913,826)

	Building Products – (0.8)%

(21,500)	Johnson Controls International PLC	(851,185)

	Capital Markets – (1.2)%

(2,300)	Affiliated Managers Group Inc.	(406,387)

(6,500)	CME Group, Inc.	(817,700)
	Total Capital Markets	(1,224,087)

	Chemicals – (5.2)%

(7,400)	E.I. Du Pont de Nemours and Company	(621,082)

(6,000)	Ecolab Inc.	(799,800)

(6,000)	International Flavors & Fragrances Inc.	(821,100)

(1,900)	NewMarket Corporation	(795,169)

(6,200)	Praxair, Inc.	(815,548)

(16,400)	RPM International, Inc.	(803,108)

(11,800)	WR Grace & Company	(843,464)
	Total Chemicals	(5,499,271)

	Containers & Packaging – (0.8)%

(19,900)	Ball Corporation	(795,801)

	Distributors – (1.6)%

(23,900)	LKQ Corporation, (2)	(828,135)

(8,600)	Pool Corporation	(857,334)
	Total Distributors	(1,685,469)

	Diversified Financial Services – (0.5)%

(2,700)	Berkshire Hathaway Inc., Class B	(489,132)

	Electric Utilities – (4.0)%

(19,800)	Alliant Energy Corporation	(846,252)

NUVEEN	71

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Electric Utilities (continued)

(8,000)	American Electric Power Company, Inc.	$(589,040)

(9,400)	Duke Energy Corporation	(820,620)

(20,700)	PPL Corporation	(812,268)

(16,600)	Southern Company	(801,116)

(7,100)	Westar Energy Inc.	(364,301)
	Total Electric Utilities	(4,233,597)

	Electrical Equipment – (1.4)%

(4,600)	Acuity Brands Inc.	(813,234)

(10,300)	Emerson Electric Company	(608,112)
	Total Electrical Equipment	(1,421,346)

	Energy Equipment & Services – (3.1)%

(15,100)	Helmerich & Payne Inc.	(639,334)

(18,200)	National-Oilwell Varco Inc.	(558,194)

(40,800)	Patterson-UTI Energy, Inc.	(651,576)

(27,000)	RPC Inc.	(524,070)

(30,000)	Superior Energy Services, Inc.	(247,200)

(169,600)	Weatherford International PLC, (2)	(649,568)
	Total Energy Equipment & Services	(3,269,942)

	Equity Real Estate Investment Trusts – (2.2)%

(15,500)	American Campus Communities Inc.	(737,645)

(13,900)	Realty Income Corporation	(800,084)

(12,700)	Regency Centers Corporation	(816,864)
	Total Equity Real Estate Investment Trusts	(2,354,593)

	Food & Staples Retailing – (1.6)%

(8,000)	Casey’s General Stores, Inc.	(843,360)

(368,900)	Rite Aid Corporation, (2)	(892,738)
	Total Food & Staples Retailing	(1,736,098)

	Food Products – (3.1)%

(20,600)	Hain Celestial Group Inc., (2)	(828,532)

(27,100)	Hormel Foods Corporation	(833,054)

(10,200)	Kraft Heinz Company	(823,650)

(20,200)	Mondelez International Inc.	(821,332)
	Total Food Products	(3,306,568)

	Gas Utilities – (0.7)%

(8,700)	Atmos Energy Corporation	(765,948)

	Health Care Equipment & Supplies – (3.0)%

(16,800)	Abbott Laboratories	(855,792)

(15,300)	DENTSPLY SIRONA Inc.	(865,521)

72	NUVEEN

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

(7,900)	DexCom, Inc., (2)	$(589,419)

(9,200)	West Pharmaceutical Services Inc.	(800,768)
	Total Health Care Equipment & Supplies	(3,111,500)

	Health Care Technology – (0.8)%

(12,900)	Cerner Corporation, (2)	(874,362)

	Household Durables – (3.9)%

(16,200)	Garmin Limited	(834,300)

(18,600)	Leggett and Platt Inc.	(855,042)

(16,400)	Lennar Corporation, Class A	(848,864)

(3,200)	Mohawk Industries Inc., (2)	(809,984)

(15,700)	Newell Brands Inc.	(757,996)
	Total Household Durables	(4,106,186)

	Household Products – (2.4)%

(6,000)	Clorox Company	(831,180)

(11,800)	Colgate-Palmolive Company	(845,352)

(8,800)	Procter & Gamble Company	(811,976)
	Total Household Products	(2,488,508)

	Insurance – (1.5)%

(13,700)	Mercury General Corporation	(787,339)

(17,300)	MetLife, Inc.	(810,159)
	Total Insurance	(1,597,498)

	Internet Software & Services – (1.6)%

(102,500)	Pandora Media, Inc., (2)	(866,125)

(21,300)	Zillow Group, Inc., (2)	(843,906)
	Total Internet Software & Services	(1,710,031)

	IT Services – (2.2)%

(12,400)	DST Systems Inc.	(636,492)

(14,600)	Leidos Holdings Inc.	(851,472)

(7,800)	WEX, Inc., (2)	(851,292)
	Total IT Services	(2,339,256)

	Leisure Products – (0.8)%

(50,700)	Mattel, Inc.	(822,354)

	Life Sciences Tools & Services – (1.4)%

(3,900)	Bio-Rad Laboratories Inc.	(849,498)

(1,000)	Mettler-Toledo International Inc., (2)	(605,090)
	Total Life Sciences Tools & Services	(1,454,588)

	Machinery – (3.0)%

(6,000)	Nordson Corporation	(655,800)

NUVEEN	73

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Machinery (continued)

(13,700)	Pentair Limited	$(850,085)

(11,800)	Wabtec Corporation	(832,726)

(13,900)	Xylem Inc.	(862,773)
	Total Machinery	(3,201,384)

	Metals & Mining – (0.4)%

(5,900)	Compass Minerals International, Inc.	(394,120)

	Multi-Utilities – (0.8)%

(10,300)	Dominion Resources, Inc.	(811,331)

	Oil, Gas & Consumable Fuels – (4.4)%

(7,000)	Cheniere Energy Inc., (2)	(299,530)

(5,100)	Cimarex Energy Company	(508,419)

(7,400)	EOG Resources, Inc.	(628,926)

(2,900)	Exxon Mobil Corporation	(221,357)

(16,400)	Hess Corporation	(637,960)

(39,400)	Laredo Petroleum Holdings Inc., (2)	(489,348)

(9,400)	Occidental Petroleum Corporation	(561,180)

(6,000)	Phillips 66	(502,860)

(1,800)	Pioneer Natural Resources Company	(233,370)

(60,000)	WPX Energy Inc., (2)	(599,400)
	Total Oil, Gas & Consumable Fuels	(4,682,350)

	Personal Products – (0.8)%

(51,900)	Coty Inc., Class A	(860,502)

	Semiconductors & Semiconductor Equipment – (0.8)%

(10,300)	Analog Devices, Inc.	(861,801)

	Software – (1.9)%

(25,000)	FireEye Inc., (2)	(369,250)

(4,900)	Tyler Technologies Inc., (2)	(846,720)

(4,200)	Ultimate Software Group, Inc., (2)	(843,780)
	Total Software	(2,059,750)

	Specialty Retail – (5.7)%

(8,900)	Advance Auto Parts, Inc.	(871,310)

(1,600)	AutoZone, Inc.	(845,504)

(13,200)	CarMax, Inc., (2)	(886,380)

(23,900)	Floor & Decor Holdings, Inc., (2)	(858,966)

(4,200)	O’Reilly Automotive Inc., (2)	(823,746)

(15,300)	Tractor Supply Company	(910,503)

(3,900)	Ulta Beauty, Inc., (2)	(861,939)
	Total Specialty Retail	(6,058,348)

74	NUVEEN

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – (0.5)%

(31,400)	Under Armour, Inc., (2)	$(507,110)

	Transportation Infrastructure – (0.8)%

(11,200)	Macquarie Infrastructure Corporation	(834,176)

	Water Utilities – (1.4)%

(10,000)	American Water Works Company	(809,000)

(21,100)	Aqua America Inc.	(704,740)
	Total Water Utilities	(1,513,740)
	Total Common Stocks Sold Short (proceeds $81,513,266)	(80,081,979)
	Other Assets Less Liabilities – 30.4%	32,078,034
	Net Assets – 100%	$105,680,186

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $74,375,286 have been pledged as collateral for Common Stocks Sold Short.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	75

Nuveen Equity Market Neutral Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 94.6%

	COMMON STOCKS – 94.6%

	Air Freight & Logistics – 1.0%

11,300	XPO Logistics, Incorporated, (2)	$691,560

	Airlines – 2.7%

5,200	Copa Holdings SA	645,164

12,400	Southwest Airlines Co.	646,536

8,800	United Continental Holdings Inc., (2)	545,248
	Total Airlines	1,836,948

	Auto Components – 3.0%

1,600	BorgWarner Inc.	74,256

6,600	Delphi Automotive PLC	636,240

4,500	Lear Corporation	672,930

5,500	Visteon Corporation, (2)	634,920
	Total Auto Components	2,018,346

	Automobiles – 1.9%

53,000	Ford Motor Company	584,590

18,700	General Motors Company	683,298
	Total Automobiles	1,267,888

	Banks – 2.9%

27,200	Bank of America Corporation	649,808

2,600	Comerica Incorporated	177,450

44,100	Regions Financial Corporation	622,251

2,900	SVB Financial Group, (2)	491,086
	Total Banks	1,940,595

	Biotechnology – 5.6%

3,900	Amgen Inc.	693,303

2,300	Biogen Inc., (2)	728,088

4,900	Celgene Corporation, (2)	680,757

8,300	Gilead Sciences, Inc.	694,793

5,500	Ionis Pharmaceuticals, Inc., (2)	294,910

1,300	Regeneron Pharmaceuticals, Inc., (2)	645,970
	Total Biotechnology	3,737,821

	Building Products – 1.0%

8,700	Owens Corning	644,931

	Capital Markets – 6.6%

500	Ameriprise Financial, Inc.	69,255

76	NUVEEN

Shares	Description (1)	Value

	Capital Markets (continued)

12,100	Bank New York Mellon	$632,588

14,900	E*Trade Group Inc., (2)	611,049

14,600	Franklin Resources, Inc.	631,158

5,700	MSCI Inc., Class A Shares	653,277

7,600	Raymond James Financial Inc.	595,232

7,000	State Street Corporation	647,430

14,000	TD Ameritrade Holding Corporation	606,480
	Total Capital Markets	4,446,469

	Chemicals – 1.3%

7,400	Huntsman Corporation	196,618

21,600	Olin Corporation	696,168
	Total Chemicals	892,786

	Communications Equipment – 2.8%

23,500	Arris International PLC, (2)	654,710

17,000	Cisco Systems, Inc.	547,570

23,600	Juniper Networks Inc.	654,428
	Total Communications Equipment	1,856,708

	Construction & Engineering – 0.9%

11,100	Jacobs Engineering Group, Inc.	604,839

	Consumer Finance – 1.0%

28,700	Ally Financial Inc.	648,620

	Containers & Packaging – 3.7%

10,400	Berry Plastics Corporation, (2)	584,896

44,400	Graphic Packaging Holding Company	579,420

21,600	Silgan Holdings, Inc.	649,944

11,400	WestRock Company	648,774
	Total Containers & Packaging	2,463,034

	Diversified Consumer Services – 1.8%

1,000	Graham Holdings Company	587,200

23,900	H & R Block Inc.	639,086
	Total Diversified Consumer Services	1,226,286

	Diversified Telecommunication Services – 0.7%

800	AT&T Inc.	29,968

32,140	Frontier Communications Corporation	432,926
	Total Diversified Telecommunication Services	462,894

	Electrical Equipment – 1.0%

8,700	Regal-Beloit Corporation	655,980

NUVEEN	77

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 1.9%

22,000	Jabil Inc.	$689,700

34,300	Vishay Intertechnology Inc.	607,110
	Total Electronic Equipment, Instruments & Components	1,296,810

	Energy Equipment & Services – 1.5%

54,800	Rowan Companies Inc.	534,300

54,700	Transocean Inc.	446,352
	Total Energy Equipment & Services	980,652

	Food & Staples Retailing – 3.0%

700	Costco Wholesale Corporation	109,718

8,400	CVS Health Corporation	649,656

7,800	Walgreens Boots Alliance Inc.	635,700

8,000	Wal-Mart Stores, Inc.	624,560
	Total Food & Staples Retailing	2,019,634

	Food Products – 0.9%

15,300	Archer-Daniels-Midland Company	632,196

	Health Care Providers & Services – 5.1%

4,000	Aetna Inc.	630,800

3,900	AmerisourceBergen Corporation	312,975

9,000	Express Scripts, Holding Company, (2)	565,380

500	Humana Inc.	128,810

3,800	McKesson Corp.	567,378

3,100	UnitedHealth Group Incorporated	616,590

3,600	Wellcare Health Plans Inc., (2)	628,848
	Total Health Care Providers & Services	3,450,781

	Hotels, Restaurants & Leisure – 4.7%

9,300	Carnival Corporation	646,164

10,900	Hyatt Hotels Corporation, Class A, (2)	648,659

5,300	Royal Caribbean Cruises Limited	659,638

6,000	Wyndham Worldwide Corporation	598,080

4,200	Wynn Resorts Ltd	583,758
	Total Hotels, Restaurants & Leisure	3,136,299

	Household Durables – 0.9%

3,500	Whirlpool Corporation	600,670

	Independent Power & Renewable Electricity Producers – 0.9%

40,100	Calpine Corporation, (2)	589,470

	Insurance – 1.1%

1,700	Axis Capital Holdings Limited	102,408

9,500	Lincoln National Corporation	644,670
	Total Insurance	747,078

78	NUVEEN

Shares	Description (1)	Value

	Internet and Direct Marketing Retail – 1.0%

4,500	Expedia, Inc.	$667,620

	Internet Software & Services – 1.0%

6,600	VeriSign, Inc.	684,750

	IT Services – 0.9%

4,700	MasterCard, Inc.	626,510

100	Visa Inc.	10,352
	Total IT Services	636,862

	Machinery – 1.8%

18,600	Allison Transmission Holdings Inc.	645,978

7,000	Ingersoll Rand Company Limited, Class A	597,730
	Total Machinery	1,243,708

	Media – 3.6%

6,300	AMC Networks Inc., Class A Shares, (2)	382,913

24,700	Discovery Communications Inc., Class A Shares, (2)	548,587

15,500	Live Nation Inc., (2)	619,380

31,600	Regal Entertainment Group, Class A	466,732

49,800	TEGNA, Inc.	422,802
	Total Media	2,440,414

	Mortgage Real Estate Investment Trusts – 1.9%

30,200	AGNC Investment Corp.	650,508

59,400	Two Harbors Investment Corporation	607,662
	Total Mortgage Real Estate Investment Trusts	1,258,170

	Multiline Retail – 3.1%

9,300	Big Lots, Inc.	442,680

8,300	Dillard’s, Inc., Class A	504,640

16,100	Kohl’s Corporation	640,458

10,800	Nordstrom, Inc.	481,896
	Total Multiline Retail	2,069,674

	Oil, Gas & Consumable Fuels – 1.4%

85,200	Whiting Petroleum Corporation, (2)	380,844

16,300	World Fuel Services Corporation	563,002
	Total Oil, Gas & Consumable Fuels	943,846

	Personal Products – 0.9%

9,800	Nu Skin Enterprises, Inc., Class A	596,134

	Professional Services – 1.9%

5,700	Manpower Inc.	635,607

14,700	Robert Half International Inc.	665,910
	Total Professional Services	1,301,517

NUVEEN	79

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Real Estate Management & Development – 1.9%

18,300	CBRE Group Inc., (2)	$660,264

18,600	Realogy Holdings Corporation	630,540
	Total Real Estate Management & Development	1,290,804

	Semiconductors & Semiconductor Equipment – 0.9%

17,400	Teradyne Inc.	619,614

	Software – 4.6%

16,200	Cadence Design Systems, Inc., (2)	636,498

7,400	Citrix Systems, (2)	578,754

5,800	Red Hat, Inc., (2)	623,500

7,800	Synopsys Inc., (2)	627,276

6,000	VMware Inc., (2)	648,600
	Total Software	3,114,628

	Specialty Retail – 5.3%

11,200	Best Buy Co., Inc.	607,712

6,500	Burlington Store Inc., (2)	566,345

30,500	GameStop Corporation	564,250

26,500	Gap, Inc.	625,930

3,800	Home Depot, Inc.	569,506

58,700	Staples, Inc.	599,621
	Total Specialty Retail	3,533,364

	Technology Hardware, Storage & Peripherals – 4.4%

4,200	Apple, Inc.	688,800

31,100	HP Inc.	593,388

16,800	NCR Corporation	613,704

14,400	NetApp, Inc.	556,704

5,900	Western Digital Corporation	520,793
	Total Technology Hardware, Storage & Peripherals	2,973,389

	Trading Companies & Distributors – 0.7%

9,400	WESCO International Inc., (2)	474,230

	Wireless Telecommunication Services – 1.4%

22,000	Telephone and Data Systems Inc.	644,820

4,500	T-Mobile US Inc., (2)	291,195
	Total Wireless Telecommunication Services	936,015
	Total Long-Term Investments (cost $58,896,880)	63,634,034

80	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.1%

	REPURCHASE AGREEMENTS – 3.1%

$2,090	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/17, repurchase price $2,089,878 collateralized by $1,765,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $2,131,762	0.120%	9/01/17	$2,089,871
	Total Short-Term Investments (cost $2,089,871)			2,089,871
	Total Investments (cost $60,986,751) – 97.7%			65,723,905

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (85.6)% (3)

	Aerospace & Defense – (2.6)%

(10,600)	BWX Technologies, Inc.			$(580,032)

(4,500)	Rockwell Collins, Inc.			(589,725)

(4,000)	Teledyne Technologies Inc., (2)			(600,240)
	Total Aerospace & Defense			(1,769,997)

	Air Freight & Logistics – (0.9)%

(5,100)	United Parcel Service, Inc., Class B			(583,236)

	Automobiles – (0.9)%

(1,700)	Tesla Motors Inc., (2)			(605,030)

	Beverages – (3.4)%

(11,000)	Brown-Forman Corporation			(583,440)

(11,300)	Coca-Cola Company			(514,715)

(6,900)	Molson Coors Brewing Company, Class B			(619,275)

(10,500)	Monster Beverage Corporation, (2)			(586,110)
	Total Beverages			(2,303,540)

	Biotechnology – (6.2)%

(10,300)	Agios Pharmaceutical Inc., (2)			(651,578)

(6,500)	BioMarin Pharmaceutical Inc., (2)			(586,235)

(4,700)	Incyte Pharmaceuticals Inc., (2)			(645,827)

(4,700)	Intercept Pharmaceuticals Incorporated, (2)			(548,067)

(29,100)	Intrexon Corporation, (2)			(574,143)

(94,200)	Opko Health Inc., (2)			(602,880)

(4,600)	Tesaro Inc., (2)			(594,044)
	Total Biotechnology			(4,202,774)

	Building Products – (0.9)%

(14,900)	Johnson Controls International PLC			(589,891)

	Capital Markets – (1.7)%

(3,200)	Affiliated Managers Group Inc.			(565,408)

(4,700)	CME Group, Inc.			(591,260)
	Total Capital Markets			(1,156,668)

NUVEEN	81

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Chemicals – (5.0)%

(3,500)	Ecolab Inc.	$(466,550)

(4,500)	International Flavors & Fragrances Inc.	(615,825)

(1,400)	NewMarket Corporation	(585,914)

(4,300)	Praxair, Inc.	(565,622)

(11,700)	RPM International, Inc.	(572,949)

(8,100)	WR Grace & Company	(578,988)
	Total Chemicals	(3,385,848)

	Containers & Packaging – (0.8)%

(14,400)	Ball Corporation	(575,856)

	Distributors – (1.6)%

(14,700)	LKQ Corporation, (2)	(509,355)

(5,900)	Pool Corporation	(588,171)
	Total Distributors	(1,097,526)

	Diversified Financial Services – (0.9)%

(3,200)	Berkshire Hathaway Inc., Class B	(579,712)

	Electric Utilities – (4.5)%

(9,600)	Alliant Energy Corporation	(410,304)

(4,900)	American Electric Power Company, Inc.	(360,787)

(6,600)	Duke Energy Corporation	(576,180)

(14,900)	PPL Corporation	(584,676)

(12,600)	Southern Company	(608,076)

(9,000)	Westar Energy Inc.	(461,790)
	Total Electric Utilities	(3,001,813)

	Electrical Equipment – (0.8)%

(3,000)	Acuity Brands Inc.	(530,370)

	Energy Equipment & Services – (4.9)%

(38,600)	Franks International NV	(242,408)

(13,600)	Helmerich & Payne Inc.	(575,824)

(18,200)	National-Oilwell Varco Inc.	(558,194)

(37,500)	Patterson-UTI Energy, Inc.	(598,875)

(18,400)	RPC Inc.	(357,144)

(46,700)	Superior Energy Services, Inc.	(384,808)

(146,500)	Weatherford International PLC, (2)	(561,095)
	Total Energy Equipment & Services	(3,278,348)

	Equity Real Estate Investment Trusts – (2.3)%

(7,600)	American Campus Communities Inc.	(361,684)

(10,500)	Realty Income Corporation	(604,380)

82	NUVEEN

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

(8,700)	Regency Centers Corporation	$(559,584)
	Total Equity Real Estate Investment Trusts	(1,525,648)

	Food & Staples Retailing – (1.8)%

(5,800)	Casey’s General Stores, Inc.	(611,436)

(256,400)	Rite Aid Corporation, (2)	(620,488)
	Total Food & Staples Retailing	(1,231,924)

	Food Products – (3.4)%

(14,700)	Hain Celestial Group Inc., (2)	(591,234)

(18,900)	Hormel Foods Corporation	(580,986)

(7,100)	Kraft Heinz Company	(573,325)

(14,000)	Mondelez International Inc.	(569,240)
	Total Food Products	(2,314,785)

	Gas Utilities – (0.9)%

(6,900)	Atmos Energy Corporation	(607,476)

	Health Care Equipment & Supplies – (3.1)%

(12,300)	Abbott Laboratories	(626,562)

(7,600)	DENTSPLY SIRONA Inc.	(429,932)

(6,600)	DexCom, Inc., (2)	(492,426)

(6,300)	West Pharmaceutical Services Inc.	(548,352)
	Total Health Care Equipment & Supplies	(2,097,272)

	Health Care Technology – (0.9)%

(8,700)	Cerner Corporation, (2)	(589,686)

	Household Durables – (4.1)%

(10,900)	Garmin Limited	(561,350)

(11,100)	Leggett and Platt Inc.	(510,267)

(11,600)	Lennar Corporation, Class A	(600,416)

(2,300)	Mohawk Industries Inc., (2)	(582,176)

(10,700)	Newell Brands Inc.	(516,596)
	Total Household Durables	(2,770,805)

	Household Products – (2.6)%

(4,100)	Clorox Company	(567,973)

(8,000)	Colgate-Palmolive Company	(573,120)

(6,600)	Procter & Gamble Company	(608,982)
	Total Household Products	(1,750,075)

	Insurance – (0.9)%

(10,200)	Mercury General Corporation	(586,194)

	Internet and Direct Marketing Retail – (0.7)%

(10,900)	TripAdvisor Inc., (2)	(465,757)

NUVEEN	83

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Internet Software & Services – (1.7)%

(72,600)	Pandora Media, Inc., (2)	$(613,470)

(12,800)	Zillow Group, Inc., (2)	(507,136)
	Total Internet Software & Services	(1,120,606)

	IT Services – (1.9)%

(10,600)	Leidos Holdings Inc.	(618,192)

(5,800)	WEX, Inc., (2)	(633,012)
	Total IT Services	(1,251,204)

	Leisure Products – (0.9)%

(36,100)	Mattel, Inc.	(585,542)

	Life Sciences Tools & Services – (1.2)%

(2,700)	Bio-Rad Laboratories Inc.	(588,114)

(400)	Mettler-Toledo International Inc., (2)	(242,036)
	Total Life Sciences Tools & Services	(830,150)

	Machinery – (2.7)%

(9,400)	Pentair Limited	(583,270)

(8,300)	Wabtec Corporation	(585,731)

(10,100)	Xylem Inc.	(626,907)
	Total Machinery	(1,795,908)

	Metals & Mining – (0.9)%

(9,000)	Compass Minerals International, Inc.	(601,200)

	Multi-Utilities – (0.9)%

(7,900)	Dominion Resources, Inc.	(622,283)

	Oil, Gas & Consumable Fuels – (6.5)%

(11,100)	Cheniere Energy Inc., (2)	(474,969)

(3,800)	Cimarex Energy Company	(378,822)

(6,700)	EOG Resources, Inc.	(569,433)

(6,800)	Exxon Mobil Corporation	(519,044)

(7,900)	Golar LNG, Limited	(171,272)

(11,200)	Hess Corporation	(435,680)

(30,000)	Laredo Petroleum Holdings Inc., (2)	(372,600)

(6,900)	Occidental Petroleum Corporation	(411,930)

(2,000)	Phillips 66	(167,620)

(2,400)	Pioneer Natural Resources Company	(311,160)

(4,200)	Range Resources Corporation	(72,912)

(48,500)	Southwestern Energy Company, (2)	(264,325)

(20,000)	WPX Energy Inc., (2)	(199,800)
	Total Oil, Gas & Consumable Fuels	(4,349,567)

84	NUVEEN

Shares	Description (1)	Value

	Personal Products – (0.9)%

(35,600)	Coty Inc., Class A	$(590,248)

	Semiconductors & Semiconductor Equipment – (1.5)%

(7,600)	Analog Devices, Inc.	(635,892)

(46,100)	SunPower Corporation, (2)	(407,524)
	Total Semiconductors & Semiconductor Equipment	(1,043,416)

	Software – (1.5)%

(13,500)	FireEye Inc., (2)	(199,395)

(1,000)	Tyler Technologies Inc., (2)	(172,800)

(3,100)	Ultimate Software Group, Inc., (2)	(622,790)
	Total Software	(994,985)

	Specialty Retail – (6.4)%

(6,600)	Advance Auto Parts, Inc.	(646,140)

(1,200)	AutoZone, Inc.	(634,128)

(9,100)	CarMax, Inc., (2)	(611,065)

(16,000)	Floor & Decor Holdings, Inc., (2)	(575,040)

(3,000)	O’Reilly Automotive Inc., (2)	(588,390)

(10,100)	Tractor Supply Company	(601,051)

(2,800)	Ulta Beauty, Inc., (2)	(618,828)
	Total Specialty Retail	(4,274,642)

	Textiles, Apparel & Luxury Goods – (0.6)%

(26,600)	Under Armour, Inc., (2)	(429,590)

	Transportation Infrastructure – (0.4)%

(4,000)	Macquarie Infrastructure Corporation	(297,920)

	Water Utilities – (1.8)%

(7,600)	American Water Works Company	(614,840)

(17,900)	Aqua America Inc.	(597,860)
	Total Water Utilities	(1,212,700)
	Total Common Stocks Sold Short (proceeds $61,990,496)	(57,600,192)
	Other Assets Less Liabilities – 87.9%	59,154,495
	Net Assets – 100%	$67,278,208

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $12,600,646 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

NUVEEN	85

Statement of

Assets and Liabilities	August 31, 2017

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Assets
Long-term investments, at value ($378,076,470, $352,247,774, $69,744,408, and $91,419,058 respectively)	$409,099,884	$388,069,725	$80,353,662	$96,082,286
Short-term investments, at value (cost approximates value)	593,732	—	122,877	—
Cash	—	—	—	—
Cash collateral at brokers for common stocks sold short(1)	—	—	—	—
Receivable for:
Dividends	649,158	530,965	99,108	201,776
Investments sold	6,789,748	5,370,740	1,351,956	—
Shares sold	120,713	1,396,848	94,052	293,792
Other assets	148,280	32,927	28,759	24,769
Total assets	417,401,515	395,401,205	82,050,414	96,602,623
Liabilities
Cash overdraft	—	111,900	—	235,649
Common stocks sold short, at value (proceeds $ —, $ —, $ —, and $ — respectively)	—	—	—	—
Payable for:
Dividends on common stocks sold short	—	—	—	—
Investments purchased	6,270,041	5,219,003	1,260,248	—
Shares redeemed	538,844	791,497	86,831	278,671
Accrued expenses:
Custodian fees	27,079	21,819	13,608	11,839
Management fees	224,570	201,523	34,650	45,225
Professional fees	24,698	22,256	18,191	18,581
Trustees fees	112,770	3,818	361	394
12b-1 distribution and service fees	70,638	61,964	11,053	20,706
Other	96,040	91,188	19,523	38,571
Total liabilities	7,364,680	6,524,968	1,444,465	649,636
Net assets	$410,036,835	$388,876,237	$80,605,949	$95,952,987
Class A Shares
Net assets	$252,902,349	$55,756,437	$11,932,758	$16,148,669
Shares outstanding	9,749,442	1,784,188	393,330	540,033
Net asset value (“NAV”) per share	$25.94	$31.25	$30.34	$29.90
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$27.52	$33.16	$32.19	$31.72
Class C Shares
Net assets	$19,868,404	$59,609,805	$10,129,926	$20,612,532
Shares outstanding	802,193	1,936,908	339,952	702,035
NAV and offering price per share	$24.77	$30.78	$29.80	$29.36
Class R3 Shares
Net assets	$210,944	$—	$—	$—
Shares outstanding	8,084	—	—	—
NAV and offering price per share	$26.10	$—	—	$—
Class R6 Shares
Net assets	$17,991,354	$17,095,285	$31,311	$31,787
Shares outstanding	688,729	545,669	1,030	1,061
NAV and offering price per share	$26.12	$31.33	$30.40	$29.97
Class I Shares
Net assets	$119,037,681	$256,388,661	$58,511,954	$59,159,999
Shares outstanding	4,557,443	8,188,336	1,925,315	1,974,711
NAV and offering price per share	$26.12	$31.31	$30.39	$29.96
Class T Shares(2)
Net assets	$26,103	$26,049	$—	$—
Shares outstanding	1,000	833	—	—
NAV per share	$26.10	$31.29	$—	$—
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$26.77	$32.09	$—	$—

See accompanying notes to financial statements.

86	NUVEEN

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Net assets consist of:
Capital paid-in	$349,712,122	$335,400,871	$67,043,814	$91,516,252
Undistributed (Over-distribution of) net investment income	3,963,584	2,128,608	301,257	605,540
Accumulated net realized gain (loss)	25,337,715	15,524,807	2,651,624	(832,033)
Net unrealized appreciation (depreciation)	31,023,414	35,821,951	10,609,254	4,663,228
Net assets	$410,036,835	$388,876,237	$80,605,949	$95,952,987
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01
(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

(2)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	87

Statement of Assets and Liabilities (continued)

	Growth	Equity Long/ Short	Equity Market Neutral
Assets
Long-term investments, at value (cost $35,873,610, $140,632,143 and $58,896,880, respectively)	$46,288,165	$153,550,297	$63,634,034
Short-term investments, at value (cost approximates value)	—	133,834	2,089,871
Cash	76,264	817,044	188,160
Cash collateral at brokers for common stocks sold short(1)	—	32,403,477	58,256,695
Receivable for:
Dividends	111,160	219,323	89,533
Investments sold	100,547	7,777,525	1,155,882
Shares sold	14,814	932,580	815,753
Other assets	20,068	21,080	22,007
Total assets	46,611,018	195,855,160	126,251,935
Liabilities
Cash overdraft	—	—	—
Common stocks sold short, at value (proceeds $ —, $81,513,266 and $61,990,496, respectively)	—	80,081,979	57,600,192
Payable for:
Dividends on common stocks sold short	—	111,808	87,530
Investments purchased	—	9,308,812	1,143,133
Shares redeemed	156,643	496,844	22,950
Accrued expenses:
Custodian fees	11,792	15,728	15,894
Management fees	13,987	94,706	56,391
Professional fees	18,374	19,712	17,589
Trustees fees	226	430	295
12b-1 distribution and service fees	6,659	12,329	3,136
Other	17,291	32,626	26,617
Total liabilities	224,972	90,174,974	58,973,727
Net assets	$46,386,046	$105,680,186	$67,278,208
Class A Shares
Net assets	$6,452,274	$26,801,560	$6,145,846
Shares outstanding	220,284	694,397	263,608
Net asset value (“NAV”) per share	$29.29	$38.60	$23.31
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$31.08	$40.95	$24.73
Class C Shares
Net assets	$5,942,963	$8,596,355	$2,110,109
Shares outstanding	222,696	239,390	93,411
NAV and offering price per share	$26.69	$35.91	$22.59
Class R3 Shares
Net assets	$371,924	$—	$—
Shares outstanding	12,820	—	—
NAV and offering price per share	$29.01	$—	$—
Class R6 Shares
Net assets	$—	$—	$—
Shares outstanding	—	—	—
NAV and offering price per share	$—	$—	$—
Class I Shares
Net assets	$33,618,885	$70,282,271	$59,022,253
Shares outstanding	1,126,249	1,780,336	2,504,417
NAV and offering price per share	$29.85	$39.48	$23.57
Class T Shares(2)
Net assets	$—	$—	$—
Shares outstanding	—	—	—
NAV per share	$—	$—	$—
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$—	$—	$—

See accompanying notes to financial statements.

88	NUVEEN

	Growth	Equity Long/ Short	Equity Market Neutral
Net assets consist of:
Capital paid-in	$33,788,952	$90,879,512	$59,865,269
Undistributed (Over-distribution of) net investment income	285,559	(522,737)	(491,845)
Accumulated net realized gain (loss)	1,896,980	973,970	(1,222,674)
Net unrealized appreciation (depreciation)	10,414,555	14,349,441	9,127,458
Net assets	$46,386,046	$105,680,186	$67,278,208
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

(2)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	89

Statement of

Operations	Year Ended August 31, 2017

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Investment Income (net of foreign tax withheld of $13,752, $8,121, $165, and $—, respectively)	$8,146,686	$5,212,169	$978,120	$1,627,886
Expenses
Management fees	2,683,941	2,118,521	489,747	631,419
12b-1 service fees – Class A Shares	629,399	134,287	32,245	69,100
12b-1 distribution and service fees – Class C Shares	255,691	546,105	97,861	218,383
12b-1 distribution and service fees – Class R3 Shares	1,135	—	—	—
12b-1 distribution and service fees – Class T Shares(1)	16	16	—	—
Dividends expense on common stocks sold short	—	—	—	—
Prime broker expenses	—	—	—	—
Shareholder servicing agent fees	305,786	222,814	51,352	97,558
Custodian fees	67,920	52,712	33,252	28,901
Trustees fees	13,281	10,381	2,392	2,817
Professional fees	50,416	53,282	26,858	28,620
Shareholder reporting expenses	68,594	64,662	19,426	32,509
Federal and state registration fees	77,366	80,618	63,320	63,314
Other	20,542	17,070	9,652	15,220
Total expenses before fee waiver/expense reimbursement	4,174,087	3,300,468	826,105	1,187,841
Fee waiver/expense reimbursement	—	(150,024)	(124,035)	(165,496)
Net expenses	4,174,087	3,150,444	702,070	1,022,345
Net investment income (loss)	3,972,599	2,061,725	276,050	605,541
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	49,127,174	25,015,736	5,516,768	9,306,735
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	6,368,368	20,341,834	6,864,835	4,263,620
Common stocks sold short	—	—	—	—
Net realized and unrealized gain (loss)	55,495,542	45,357,570	12,381,603	13,570,355
Net increase (decrease) in net assets from operations	$59,468,141	$47,419,295	$12,657,653	$14,175,896
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

90	NUVEEN

	Growth	Equity Long/ Short	Equity Market Neutral
Investment Income (net of foreign tax withheld of $ —, $1,298 and $1,319, respectively)	$859,449	$1,996,431	$971,067
Expenses
Management fees	317,642	1,125,743	768,063
12b-1 service fees – Class A Shares	19,897	63,138	20,066
12b-1 distribution and service fees – Class C Shares	71,173	81,493	21,237
12b-1 distribution and service fees – Class R3 Shares	1,381	—	—
12b-1 distribution and service fees – Class T Shares(1)	—	—	—
Dividends expense on common stocks sold short	—	1,053,379	846,929
Prime broker expenses	—	489,537	3,999
Shareholder servicing agent fees	42,189	83,808	65,203
Custodian fees	27,731	24,489	40,305
Trustees fees	1,642	2,800	1,919
Professional fees	25,254	37,799	29,076
Shareholder reporting expenses	23,506	28,940	23,071
Federal and state registration fees	63,291	62,283	58,141
Other	8,343	9,613	7,580
Total expenses before fee waiver/expense reimbursement	602,049	3,063,022	1,885,589
Fee waiver/expense reimbursement	(138,428)	(159,610)	(163,898)
Net expenses	463,621	2,903,412	1,721,691
Net investment income (loss)	395,828	(906,981)	(750,624)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,219,709	15,305,244	7,857,095
Common stocks sold short	—	(6,526,293)	(4,634,640)
Change in net unrealized appreciation (depreciation) of:
Investments	3,246,794	4,186,543	(480,646)
Common stocks sold short	—	2,700,433	2,331,613
Net realized and unrealized gain (loss)	6,466,503	15,665,927	5,073,422
Net increase (decrease) in net assets from operations	$6,862,331	$14,758,946	$4,322,798
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	91

Statement of

Changes in Net Assets

	Large Cap Value		Large Cap Core
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$3,972,599	$5,623,653	$2,061,725	$2,086,270
Net realized gain (loss) from:
Investments	49,127,174	(16,502,247)	25,015,736	(7,790,494)
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	6,368,368	34,105,291	20,341,834	24,896,330
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	59,468,141	23,226,697	47,419,295	19,192,106
Distributions to Shareholders
From net investment income:
Class A Shares	(3,372,897)	(2,740,858)	(398,834)	(260,913)
Class C Shares	(187,205)	(71,281)	(5,707)	—
Class R3 Shares	(2,313)	(890)	—	—
Class R6 Shares	(284,602)	—	(161,497)	—
Class I Shares	(1,833,151)	(1,620,342)	(1,489,785)	(1,231,787)
Class T Shares(1)	—	—	—	—
From accumulated net realized gains:
Class A Shares	—	(20,742,963)	—	(665,871)
Class C Shares	—	(2,587,341)	—	(672,892)
Class R3 Shares	—	(9,113)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	(9,303,235)	—	(2,305,540)
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(5,680,168)	(37,076,023)	(2,055,823)	(5,137,003)
Fund Share Transactions
Proceeds from sale of shares	68,402,530	86,707,395	184,568,988	127,029,994
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,687,499	30,907,897	1,383,035	3,409,488
	73,090,029	117,615,292	185,952,023	130,439,482
Cost of shares redeemed	(104,887,842)	(118,146,019)	(97,227,326)	(119,614,261)
Net increase (decrease) in net assets from Fund share transactions	(31,797,813)	(530,727)	88,724,697	10,825,221
Net increase (decrease) in net assets	21,990,160	(14,380,053)	134,088,169	24,880,324
Net assets at the beginning of period	388,046,675	402,426,728	254,788,068	229,907,744
Net assets at the end of period	$410,036,835	$388,046,675	$388,876,237	$254,788,068
Undistributed (Over-distribution of) net investment income at the end of period	$3,963,584	$5,671,153	$2,128,608	$2,040,748
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

92	NUVEEN

	Large Cap Growth		Concentrated Core
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$276,050	$548,701	$605,541	$1,682,746
Net realized gain (loss) from:
Investments	5,516,768	(2,230,884)	9,306,735	(9,502,447)
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	6,864,835	5,392,701	4,263,620	7,516,739
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	12,657,653	3,710,518	14,175,896	(302,962)
Distributions to Shareholders
From net investment income:
Class A Shares	(99,157)	(118,046)	(725,221)	(277,738)
Class C Shares	(1,768)	—	(290,490)	—
Class R3 Shares	—	—	—	—
Class R6 Shares	(273)	—	(616)	—
Class I Shares	(428,157)	(356,988)	(656,400)	(321,714)
Class T Shares(1)	—	—	—	—
From accumulated net realized gains:
Class A Shares	—	(1,116,072)	—	(2,022,709)
Class C Shares	—	(307,807)	—	(986,428)
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	(1,947,469)	—	(1,737,972)
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(529,355)	(3,846,382)	(1,672,727)	(5,346,561)
Fund Share Transactions
Proceeds from sale of shares	29,887,814	21,067,275	49,011,697	48,288,208
Proceeds from shares issued to shareholders due to reinvestment of distributions	286,513	2,458,730	1,607,664	5,221,924
	30,174,327	23,526,005	50,619,361	53,510,132
Cost of shares redeemed	(32,666,827)	(49,961,218)	(65,069,923)	(82,303,357)
Net increase (decrease) in net assets from Fund share transactions	(2,492,500)	(26,435,213)	(14,450,562)	(28,793,225)
Net increase (decrease) in net assets	9,635,798	(26,571,077)	(1,947,393)	(34,442,748)
Net assets at the beginning of period	70,970,151	97,541,228	97,900,380	132,343,128
Net assets at the end of period	$80,605,949	$70,970,151	$95,952,987	$97,900,380
Undistributed (Over-distribution of) net investment income at the end of period	$301,257	$526,693	$605,540	$1,680,900
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	93

Statement of Changes in Net Assets (continued)

	Growth		Equity Long/Short
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$395,828	$366,187	$(906,981)	$(306,966)
Net realized gain (loss) from:
Investments	3,219,709	3,404,490	15,305,244	(7,304,871)
Common stocks sold short	—	—	(6,526,293)	250,912
Change in net unrealized appreciation (depreciation) of:
Investments	3,246,794	222,719	4,186,543	11,139,145
Common stocks sold short	—	—	2,700,433	(6,801,971)
Net increase (decrease) in net assets from operations	6,862,331	3,993,396	14,758,946	(3,023,751)
Distributions to Shareholders
From net investment income:
Class A Shares	(70,534)	(63,860)	—	—
Class C Shares	—	—	—	—
Class R3 Shares	(1,096)	(272)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(287,642)	(282,789)	—	—
Class T Shares(1)	—	—	—	—
From accumulated net realized gains:
Class A Shares	(679,602)	(1,030,621)	—	—
Class C Shares	(597,527)	(1,133,943)	—	—
Class R3 Shares	(15,869)	(8,899)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(2,112,073)	(3,506,692)	—	—
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,764,343)	(6,027,076)	—	—
Fund Share Transactions
Proceeds from sale of shares	19,097,800	17,693,817	45,821,590	69,074,879
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,272,236	5,202,800	—	—
	22,370,036	22,896,617	45,821,590	69,074,879
Cost of shares redeemed	(28,850,583)	(18,331,029)	(38,052,007)	(69,365,741)
Net increase (decrease) in net assets from Fund share transactions	(6,480,547)	4,565,588	7,769,583	(290,862)
Net increase (decrease) in net assets	(3,382,559)	2,531,908	22,528,529	(3,314,613)
Net assets at the beginning of period	49,768,605	47,236,697	83,151,657	86,466,270
Net assets at the end of period	$46,386,046	$49,768,605	$105,680,186	$83,151,657
Undistributed (Over-distribution of) net investment income at the end of period	$285,559	$249,003	$(522,737)	$—
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

94	NUVEEN

	Equity Market Neutral
	Year Ended 8/31/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$(750,624)	$(733,731)
Net realized gain (loss) from:
Investments	7,857,095	(1,493,893)
Common stocks sold short	(4,634,640)	(1,036,386)
Change in net unrealized appreciation (depreciation) of:
Investments	(480,646)	6,658,507
Common stocks sold short	2,331,613	(1,891,741)
Net increase (decrease) in net assets from operations	4,322,798	1,502,756
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Class T Shares(1)	—	—
From accumulated net realized gains:
Class A Shares	—	(157,697)
Class C Shares	—	(34,980)
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	(732,355)
Class T Shares(1)	—	—
Decrease in net assets from distributions to shareholders	—	(925,032)
Fund Share Transactions
Proceeds from sale of shares	28,581,222	44,449,171
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	735,316
	28,581,222	45,184,487
Cost of shares redeemed	(27,014,605)	(30,342,847)
Net increase (decrease) in net assets from Fund share transactions	1,566,617	14,841,640
Net increase (decrease) in net assets	5,889,415	15,419,364
Net assets at the beginning of period	61,388,793	45,969,429
Net assets at the end of period	$67,278,208	$61,388,793
Undistributed (Over-distribution of) net investment income at the end of period	$(491,845)	$(487,116)
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	95

Statement of

Cash Flows	Year Ended August 31, 2017

	Equity Long/Short	Equity Market Neutral
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$14,758,946	$4,322,798
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(250,353,690)	(98,843,604)
Purchases of common stock sold short	(128,298,940)	(86,213,898)
Proceeds from sales	245,918,058	111,877,904
Proceeds from sales of common stock sold short	142,146,916	84,662,096
Proceeds from (Purchase of) short-term investments, net	2,620,771	828,785
(Increase) Decrease in:
Cash collateral at brokers	(17,540,238)	(11,324,168)
Receivable for dividends	13,969	44,714
Receivable for investments sold	(5,299,957)	(572,834)
Other assets	7,144	4,053
Increase (Decrease) in:
Payable for dividends on common stock sold short	30,896	8,791
Payable for investments purchased	5,530,915	(307,670)
Accrued management fees	15,711	(6,498)
Accrued Trustees fees	47	7
Accrued 12b-1 distribution and service fees	(289)	(694)
Accrued other expenses	(16,064)	6,949
Net realized (gain) loss from:
Investments	(15,305,244)	(7,857,095)
Common stocks sold short	6,526,293	4,634,640
Change in net unrealized (appreciation) depreciation of:
Investments	(4,186,543)	480,646
Common stocks sold short	(2,700,433)	(2,331,613)
Net cash provided by (used in) operating activities	(6,131,732)	(586,691)
Cash Flows from Financing Activities:
Proceeds from sale of shares	45,104,004	27,798,361
Cost of shares redeemed	(38,155,228)	(27,023,510)
Net cash provided by (used in) financing activities	6,948,776	774,851
Net Increase (Decrease) in Cash	817,044	188,160
Cash at the beginning of period	—	—
Cash at the end of period	$817,044	$188,160

See accompanying notes to financial statements.

96	NUVEEN

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NUVEEN	97

Financial

Highlights

Large Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/96)
Year Ended 8/31:
2017	$22.73	$0.23		$3.31	$3.54	$(0.33)	$—	$(0.33)	$25.94
2016	23.58	0.32		0.98	1.30	(0.24)	(1.91)	(2.15)	22.73
2015	28.36	0.27		(1.77)	(1.50)	(0.21)	(3.07)	(3.28)	23.58
2014	25.15	0.31		6.09	6.40	(0.36)	(2.83)	(3.19)	28.36
2013(e)	24.31	0.03		0.81	0.84	—	—	—	25.15
Year Ended 6/30:
2013	20.03	0.29		4.29	4.58	(0.30)	—	(0.30)	24.31
Class C (8/96)
Year Ended 8/31:
2017	21.72	0.05		3.16	3.21	(0.16)	—	(0.16)	24.77
2016	22.60	0.15		0.93	1.08	(0.05)	(1.91)	(1.96)	21.72
2015	27.31	0.07		(1.70)	(1.63)	(0.01)	(3.07)	(3.08)	22.60
2014	24.33	0.10		5.88	5.98	(0.17)	(2.83)	(3.00)	27.31
2013(e)	23.54	—	**	0.79	0.79	—	—	—	24.33
Year Ended 6/30:
2013	19.41	0.12		4.15	4.27	(0.14)	—	(0.14)	23.54
Class R3 (8/08)
Year Ended 8/31:
2017	22.87	0.16		3.34	3.50	(0.27)	—	(0.27)	26.10
2016	23.71	0.28		0.97	1.25	(0.18)	(1.91)	(2.09)	22.87
2015	28.50	0.19		(1.76)	(1.57)	(0.15)	(3.07)	(3.22)	23.71
2014	25.27	0.24		6.12	6.36	(0.30)	(2.83)	(3.13)	28.50
2013(e)	24.43	0.02		0.82	0.84	—	—	—	25.27
Year Ended 6/30:
2013	20.14	0.24		4.30	4.54	(0.25)	—	(0.25)	24.43
Class R6 (6/16)
2017	22.88	0.31		3.34	3.65	(0.41)	—	(0.41)	26.12
2016(f)	21.66	0.06		1.16	1.22	—	—	—	22.88
Class I (8/96)
Year Ended 8/31:
2017	22.88	0.29		3.33	3.62	(0.38)	—	(0.38)	26.12
2016	23.73	0.37		0.99	1.36	(0.30)	(1.91)	(2.21)	22.88
2015	28.52	0.34		(1.78)	(1.44)	(0.28)	(3.07)	(3.35)	23.73
2014	25.28	0.37		6.13	6.50	(0.43)	(2.83)	(3.26)	28.52
2013(e)	24.42	0.04		0.82	0.86	—	—	—	25.28
Year Ended 6/30:
2013	20.12	0.34		4.31	4.65	(0.35)	—	(0.35)	24.42
Class T (5/17)(g)
2017(h)	25.00	0.03		1.07	1.10	—	—	—	26.10

98	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

15.63%	$252,902	1.05%		0.92%		1.05%		0.92%		152%
6.26	240,572	1.10		1.44		1.10		1.44		141
(5.75)	267,337	1.12		1.01		1.12		1.01		158
27.40	294,917	1.11		1.16		1.11		1.16		153
3.50	250,052	1.25	*	0.70	*	1.25	*	0.70	*	42

23.09	282,993	1.16		1.30		1.15		1.31		153

14.79	19,868	1.80		0.19		1.80		0.19		152
5.46	27,588	1.85		0.70		1.85		0.70		141
(6.45)	31,516	1.87		0.26		1.87		0.26		158
26.47	26,628	1.86		0.41		1.86		0.41		153
3.36	17,780	2.00	*	(0.02	)*	2.00	*	(0.02	)*	42

22.10	17,174	1.91		0.54		1.90		0.55		153

15.38	211	1.29		0.63		1.29		0.63		152
5.97	186	1.34		1.25		1.34		1.25		141
(5.99)	232	1.37		0.73		1.37		0.73		158
27.11	135	1.36		0.92		1.36		0.92		153
3.44	87	1.50	*	0.43	*	1.50	*	0.43	*	42

22.72	91	1.41		1.07		1.39		1.08		153

16.02	17,991	0.73		1.23		0.73		1.23		152
5.63	19,773	0.73	*	1.48	*	0.73	*	1.48	*	141

15.92	119,038	0.80		1.17		0.80		1.17		152
6.53	99,927	0.85		1.69		0.85		1.69		141
(5.52)	103,342	0.86		1.29		0.86		1.29		158
27.74	104,875	0.86		1.40		0.86		1.40		153
3.52	45,148	1.00	*	0.97	*	1.00	*	0.97	*	42

23.39	42,285	0.91		1.53		0.90		1.55		153

4.40	26	1.06	*	0.43	*	1.06	*	0.43	*	152

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the two months ended August 31, 2013.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	Class T Shares are not available for public offering.
(h)	For the period May 31, 2017 (commencement of operations) through August 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	99

Financial Highlights (continued)

Large Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017	$27.03	$0.18	$4.24	$4.42	$(0.20)	$—	$(0.20)	$31.25
2016	25.64	0.22	1.71	1.93	(0.15)	(0.39)	(0.54)	27.03
2015	26.67	0.23	(0.69)	(0.46)	(0.02)	(0.55)	(0.57)	25.64
2014	20.49	0.19	6.42	6.61	(0.08)	(0.35)	(0.43)	26.67
2013(d)	20.00	0.04	0.45	0.49	—	—	—	20.49
Class C (6/13)
2017	26.64	(0.05)	4.19	4.14	— **	—	— **	30.78
2016	25.32	0.02	1.69	1.71	—	(0.39)	(0.39)	26.64
2015	26.51	0.02	(0.66)	(0.64)	—	(0.55)	(0.55)	25.32
2014	20.46	0.01	6.39	6.40	—	(0.35)	(0.35)	26.51
2013(d)	20.00	0.01	0.45	0.46	—	—	—	20.46
Class R6 (6/16)
2017	27.08	0.27	4.26	4.53	(0.28)	—	(0.28)	31.33
2016(f)	25.46	0.05	1.57	1.62	—	—	—	27.08
Class I (6/13)
2017	27.08	0.24	4.25	4.49	(0.26)	—	(0.26)	31.31
2016	25.69	0.28	1.72	2.00	(0.22)	(0.39)	(0.61)	27.08
2015	26.71	0.30	(0.68)	(0.38)	(0.09)	(0.55)	(0.64)	25.69
2014	20.50	0.25	6.41	6.66	(0.10)	(0.35)	(0.45)	26.71
2013(d)	20.00	0.03	0.47	0.50	—	—	—	20.50
Class T (5/17)(g)
2017(h)	30.03	0.03	1.23	1.26	—	—	—	31.29

100	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

16.41%	$55,756	1.06%		0.56%		1.01%		0.60%		121%
7.66	47,518	1.11		0.84		1.11		0.85		132
(1.76)	37,684	1.14		0.84		1.14		0.84		110
32.63	6,726	1.26		0.69		1.17		0.78		122
2.45	457	1.54	*	0.53	*	1.17	*	0.90	*	34

15.55	59,610	1.81		(0.21)		1.76		(0.16)		121
6.86	47,805	1.86		0.09		1.85		0.10		132
(2.47)	38,591	1.89		0.09		1.89		0.09		110
31.61	4,937	1.99		(0.02)		1.92		0.06		122
2.30	143	2.31	*	(0.18	)*	1.92	*	0.21	*	34

16.81	17,095	0.74		0.87		0.70		0.91		121
6.36	18,489	0.74	*	1.05	*	0.69	*	1.10	*	132

16.68	256,389	0.81		0.79		0.76		0.83		121
7.93	140,976	0.86		1.09		0.86		1.10		132
(1.49)	153,632	0.89		1.11		0.89		1.11		110
32.92	57,360	1.01		0.93		0.92		1.02		122
2.50	11,449	1.55	*	0.07	*	0.92	*	0.69	*	34

4.20	26	1.05	*	0.34	*	1.02	*	0.37	*	121
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	Class T Shares are not available for public offering.
(h)	For the period May 31, 2017 (commencement of operations) through August 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	101

Financial Highlights (continued)

Large Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017	$25.69	$0.09	$4.75	$4.84	$(0.19)	$—	$(0.19)	$30.34
2016	25.28	0.13	1.24	1.37	(0.09)	(0.87)	(0.96)	25.69
2015	26.34	0.15	(0.15)	(0.00)	(0.03)	(1.03)	(1.06)	25.28
2014	20.59	0.17	6.03	6.20	(0.07)	(0.38)	(0.45)	26.34
2013(d)	20.00	0.05	0.54	0.59	—	—	—	20.59
Class C (6/13)
2017	25.25	(0.13)	4.68	4.55	— **	—	— **	29.80
2016	24.96	(0.05)	1.21	1.16	—	(0.87)	(0.87)	25.25
2015	26.18	(0.06)	(0.13)	(0.19)	—	(1.03)	(1.03)	24.96
2014	20.56	(0.01)	6.01	6.00	—	(0.38)	(0.38)	26.18
2013(d)	20.00	— **	0.56	0.56	—	—	—	20.56
Class R6 (6/16)
2017	25.73	0.17	4.77	4.94	(0.27)	—	(0.27)	30.40
2016(f)	24.27	0.03	1.43	1.46	—	—	—	25.73
Class I (6/13)
2017	25.73	0.15	4.76	4.91	(0.25)	—	(0.25)	30.39
2016	25.33	0.20	1.23	1.43	(0.16)	(0.87)	(1.03)	25.73
2015	26.38	0.21	(0.14)	0.07	(0.09)	(1.03)	(1.12)	25.33
2014	20.60	0.24	6.02	6.26	(0.10)	(0.38)	(0.48)	26.38
2013(d)	20.00	0.04	0.56	0.60	—	—	—	20.60

102	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

18.94%	$11,933	1.18%		0.15%	1.02%		0.32%	136%
5.57	13,654	1.22		0.47	1.15		0.53	117
0.00	31,442	1.24		0.49	1.16		0.56	118
30.45	10,734	1.35		0.53	1.17		0.72	145
2.95	1,017	1.49	*	0.92 *	1.15	*	1.25 *	48

18.04	10,130	1.94		(0.62)	1.77		(0.46)	136
4.77	9,344	1.98		(0.30)	1.89		(0.22)	117
(0.74)	7,621	1.99		(0.29)	1.91		(0.22)	118
29.49	2,187	2.11		(0.22)	1.92		(0.03)	145
2.80	83	2.50	*	(0.60)*	1.91	*	(0.02)*	48

19.31	31	0.89		0.43	0.72		0.60	136
6.02	27	0.85	*	0.65 *	0.70	*	0.81 *	117

19.22	58,512	0.94		0.38	0.77		0.54	136
5.80	47,945	0.97		0.71	0.89		0.79	117
0.28	58,478	0.99		0.72	0.91		0.79	118
30.74	27,478	1.10		0.81	0.92		0.99	145
3.00	11,472	1.55	*	0.22 *	0.92	*	0.86 *	48
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	103

Financial Highlights (continued)

Concentrated Core

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017	$25.97	$0.24		$4.23	$4.47	$(0.54)	$—	$(0.54)	$29.90
2016	26.89	0.39		(0.22)	0.17	(0.13)	(0.96)	(1.09)	25.97
2015	27.16	0.20		(0.14)	0.06	(0.02)	(0.31)	(0.33)	26.89
2014	19.66	0.19		7.37	7.56	(0.04)	(0.02)	(0.06)	27.16
2013(d)	20.00	0.05		(0.39)	(0.34)	—	—	—	19.66
Class C (6/13)
2017	25.51	—	*	4.19	4.19	(0.34)	—	(0.34)	29.36
2016	26.50	0.18		(0.21)	(0.03)	—	(0.96)	(0.96)	25.51
2015	26.95	—	*	(0.14)	(0.14)	—	(0.31)	(0.31)	26.50
2014	19.63	0.01		7.33	7.34	—	(0.02)	(0.02)	26.95
2013(d)	20.00	—	*	(0.37)	(0.37)	—	—	—	19.63
Class R6 (6/16)
2017	26.02	0.30		4.27	4.57	(0.62)	—	(0.62)	29.97
2016(f)	25.22	0.07		0.73	0.80	—	—	—	26.02
Class I (6/13)
2017	26.02	0.25		4.29	4.54	(0.60)	—	(0.60)	29.96
2016	26.94	0.46		(0.22)	0.24	(0.20)	(0.96)	(1.16)	26.02
2015	27.20	0.27		(0.14)	0.13	(0.08)	(0.31)	(0.39)	26.94
2014	19.68	0.24		7.36	7.60	(0.06)	(0.02)	(0.08)	27.20
2013(d)	20.00	0.04		(0.36)	(0.32)	—	—	—	19.68

104	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

17.45%	$16,149	1.26%		0.70%		1.08%		0.88%		137%
0.62	41,053	1.32		1.38		1.20		1.50		103
0.21	54,805	1.33		0.61		1.21		0.72		98
38.46	8,315	1.85		0.15		1.22		0.77		88
(1.70)	239	5.78	**	(3.28	)**	1.21	**	1.29	**	24

16.58	20,613	2.01		(0.17)		1.83		0.02		137
(0.13)	24,531	2.07		0.60		1.94		0.72		103
(0.53)	24,583	2.08		(0.10)		1.96		0.01		98
37.39	1,508	2.65		(0.63)		1.97		0.05		88
(1.85)	117	7.21	**	(5.13	)**	1.97	**	0.11	**	24

17.85	32	0.91		0.91		0.73		1.10		137
3.17	26	0.89	**	1.48	**	0.73	**	1.64	**	103

17.73	59,160	1.02		0.72		0.83		0.91		137
0.88	32,291	1.06		1.65		0.95		1.77		103
0.47	52,955	1.07		0.84		0.96		0.95		98
38.76	8,569	1.71		0.26		0.97		1.00		88
(1.65)	1,018	8.54	**	(6.56	)**	0.97	**	1.01	**	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	105

Financial Highlights (continued)

Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
Year Ended 8/31:
2017	$27.52	$0.21	$3.75	$3.96	$(0.19)	$(2.00)	$(2.19)	$29.29
2016	28.79	0.20	2.17	2.37	(0.18)	(3.46)	(3.64)	27.52
2015	30.49	0.12	0.89	1.01	—	(2.71)	(2.71)	28.79
2014	25.03	(0.01)	6.08	6.07	—	(0.61)	(0.61)	30.49
2013(e)	25.68	— **	(0.65)	(0.65)	—	—	—	25.03
Year Ended 7/31:
2013	21.09	0.01	4.62	4.63	(0.04)	—	(0.04)	25.68
Class C (3/06)
Year Ended 8/31:
2017	25.25	— **	3.44	3.44	—	(2.00)	(2.00)	26.69
2016	26.72	— **	1.99	1.99	—	(3.46)	(3.46)	25.25
2015	28.69	(0.09)	0.83	0.74	—	(2.71)	(2.71)	26.72
2014	23.75	(0.21)	5.76	5.55	—	(0.61)	(0.61)	28.69
2013(e)	24.38	(0.01)	(0.62)	(0.63)	—	—	—	23.75
Year Ended 7/31:
2013	20.14	(0.18)	4.42	4.24	—	—	—	24.38
Class R3 (3/09)
Year Ended 8/31:
2017	27.27	0.14	3.73	3.87	(0.13)	(2.00)	(2.13)	29.01
2016	28.56	0.14	2.13	2.27	(0.10)	(3.46)	(3.56)	27.27
2015	30.34	0.05	0.88	0.93	—	(2.71)	(2.71)	28.56
2014	24.96	(0.08)	6.07	5.99	—	(0.61)	(0.61)	30.34
2013(e)	25.62	— **	(0.66)	(0.66)	—	—	—	24.96
Year Ended 7/31:
2013	21.06	(0.03)	4.59	4.56	—	—	—	25.62
Class I (3/06)
Year Ended 8/31:
2017	28.01	0.28	3.83	4.11	(0.27)	(2.00)	(2.27)	29.85
2016	29.25	0.28	2.20	2.48	(0.26)	(3.46)	(3.72)	28.01
2015	30.86	0.21	0.89	1.10	—	(2.71)	(2.71)	29.25
2014	25.27	0.06	6.15	6.21	(0.01)	(0.61)	(0.62)	30.86
2013(e)	25.92	0.01	(0.66)	(0.65)	—	—	—	25.27
Year Ended 7/31:
2013	21.29	0.05	4.67	4.72	(0.09)	—	(0.09)	25.92

106	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

15.34%	$6,452	1.31%		0.49%	1.02%		0.77%	55%
8.78	9,758	1.31		0.62	1.18		0.75	59
3.40	8,792	1.24		0.38	1.21		0.41	65
24.55	15,558	1.45		(0.27)	1.22		(0.05)	41
(2.53)	13,956	1.37	*	(0.03)*	1.22	*	0.13 *	2

21.97	13,858	1.40		(0.16)	1.22		0.02	67

14.50	5,943	2.06		(0.28)	1.77		0.01	55
7.95	7,987	2.06		(0.14)	1.93		(0.01)	59
2.62	9,150	2.00		(0.36)	1.96		(0.33)	65
23.67	9,094	2.21		(1.01)	1.97		(0.77)	41
(2.58)	4,967	2.13	*	(0.80)*	1.97	*	(0.63)*	2

21.05	4,143	2.18		(1.02)	1.97		(0.81)	67

15.08	372	1.57		0.23	1.27		0.53	55
8.48	193	1.56		0.38	1.41		0.53	59
3.14	65	1.49		0.14	1.46		0.17	65
24.29	64	1.70		(0.52)	1.47		(0.29)	41
(2.58)	53	1.63	*	(0.28)*	1.48	*	(0.13)*	2

21.65	54	1.63		(0.28)	1.47		(0.12)	67

15.63	33,619	1.06		0.73	0.77		1.02	55
9.05	31,830	1.06		0.87	0.93		1.00	59
3.67	29,230	1.00		0.64	0.96		0.68	65
24.87	24,449	1.20		(0.01)	0.97		0.22	41
(2.51)	15,456	1.12	*	0.23 *	0.97	*	0.38 *	2

22.26	15,621	1.16		0.04	0.97		0.23	67
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the one month ended August 31, 2013.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	107

Financial Highlights (continued)

Equity Long/Short

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
Year Ended 8/31:
2017	$32.61	$(0.39)	$6.38	$5.99	$—	$—	$—	$38.60
2016	32.61	(0.11)	0.11	—	—	—	—	32.61
2015	31.72	(0.26)	1.23	0.97	—	(0.08)	(0.08)	32.61
2014	28.72	(0.23)	4.78	4.55	—	(1.55)	(1.55)	31.72
2013(g)	29.54	0.02	(0.84)	(0.82)	—	—	—	28.72
Year Ended 7/31:
2013	26.81	(0.03)	5.02	4.99	—	(2.26)	(2.26)	29.54
Class C (12/08)
Year Ended 8/31:
2017	30.57	(0.62)	5.96	5.34	—	—	—	35.91
2016	30.80	(0.33)	0.10	(0.23)	—	—	—	30.57
2015	30.19	(0.48)	1.17	0.69	—	(0.08)	(0.08)	30.80
2014	27.60	(0.43)	4.57	4.14	—	(1.55)	(1.55)	30.19
2013(g)	28.40	— **	(0.80)	(0.80)	—	—	—	27.60
Year Ended 7/31:
2013	26.04	(0.19)	4.81	4.62	—	(2.26)	(2.26)	28.40
Class I (12/08)
Year Ended 8/31:
2017	33.27	(0.31)	6.52	6.21	—	—	—	39.48
2016	33.18	(0.06)	0.15	0.09	—	—	—	33.27
2015	32.20	(0.16)	1.22	1.06	—	(0.08)	(0.08)	33.18
2014	29.10	(0.12)	4.81	4.69	(0.04)	(1.55)	(1.59)	32.20
2013(g)	29.93	0.03	(0.86)	(0.83)	—	—	—	29.10
Year Ended 7/31:
2013	27.06	0.07	5.06	5.13	—	(2.26)	(2.26)	29.93

108	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

18.37%	$26,802	3.54%		(1.27)%	3.36%		(1.09)%	186%
0.00	26,012	3.78		(0.53)	3.58		(0.33)	224
3.06	24,821	3.76		(1.03)	3.53		(0.79)	222
16.06	13,697	4.24		(1.53)	3.46		(0.75)	232
(2.78)	390	5.42	*	(1.73)*	3.04	*	0.65 *	12

20.39	326	13.43		(10.94)	2.62		(0.13)	292

17.47	8,596	4.28		(2.04)	4.10		(1.86)	186
(0.75)	8,236	4.53		(1.29)	4.34		(1.09)	224
2.28	8,087	4.52		(1.76)	4.29		(1.53)	222
15.20	4,080	5.04		(2.30)	4.21		(1.47)	232
(2.82)	138	6.24	*	(2.44)*	3.81	*	(0.01)*	12

19.53	64	10.85		(8.13)	3.47		(0.74)	292

18.67	70,282	3.26		(1.04)	3.08		(0.86)	186
0.27	48,905	3.52		(0.37)	3.33		(0.18)	224
3.29	53,559	3.52		(0.72)	3.28		(0.48)	222
16.34	16,216	4.20		(1.33)	3.27		(0.40)	232
(2.77)	4,758	5.07	*	(1.17)*	2.78	*	1.11 *	12

20.74	1,611	9.92		(7.20)	2.46		0.26	292

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short, enhanced custody expense and/or prime broker expenses (as disclosed in Note 3 – Portfolio Securities and Investments in Derivatives, Short Sale Transactions) as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Enhanced Custody and/or Prime Broker Expenses to Average Net Assets(f)
	Class A		Class C		Class I		Class A	Class C	Class I
Year Ended 8/31:
2017	1.18%		1.17%		1.18%		0.56%	0.56%	0.54%
2016	1.19		1.20		1.20		0.77	0.77	0.77
2015	1.17		1.19		1.17		0.74	0.74	0.75
2014	1.12		1.11		1.12		0.72	0.74	0.78
2013(g)	1.42	*	1.46	*	1.42	*	—	—	—
Year Ended 7/31:
2013	0.84		0.89		0.89		0.26	0.32	0.32

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Effective June 21, 2013 the Fund ended its enhanced custody program and began selling securities short through a prime broker.
(g)	For the one month ended August 31, 2013.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	109

Financial Highlights (continued)

Equity Market Neutral

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017	$21.64	$(0.33)	$2.00	$1.67	$—	$—	$—	$23.31
2016	21.39	(0.28)	0.90	0.62	—	(0.37)	(0.37)	21.64
2015	21.27	(0.32)	0.50	0.18	—	(0.06)	(0.06)	21.39
2014	20.53	(0.44)	1.38	0.94	—	(0.20)	(0.20)	21.27
2013(e)	20.00	(0.04)	0.57	0.53	—	—	—	20.53
Class C (6/13)
2017	21.13	(0.48)	1.94	1.46	—	—	—	22.59
2016	21.04	(0.44)	0.90	0.46	—	(0.37)	(0.37)	21.13
2015	21.08	(0.47)	0.49	0.02	—	(0.06)	(0.06)	21.04
2014	20.50	(0.58)	1.36	0.78	—	(0.20)	(0.20)	21.08
2013(e)	20.00	(0.08)	0.58	0.50	—	—	—	20.50
Class I (6/13)
2017	21.82	(0.26)	2.01	1.75	—	—	—	23.57
2016	21.51	(0.23)	0.91	0.68	—	(0.37)	(0.37)	21.82
2015	21.34	(0.27)	0.50	0.23	—	(0.06)	(0.06)	21.51
2014	20.54	(0.38)	1.38	1.00	—	(0.20)	(0.20)	21.34
2013(e)	20.00	(0.04)	0.58	0.54	—	—	—	20.54

110	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(f)

7.72%	$6,146	3.32%		(1.70)%	3.05%		(1.44)%	159%
2.86	9,289	3.29		(1.47)	3.10		(1.28)	187
0.86	8,972	3.49		(1.73)	3.24		(1.48)	173
4.55	7,880	3.52		(2.33)	3.26		(2.07)	187
2.65	799	3.00	*	(1.10)*	2.85	*	(0.95)*	112

6.91	2,110	4.03		(2.44)	3.76		(2.17)	159
2.14	2,109	4.06		(2.23)	3.87		(2.04)	187
0.10	1,835	4.22		(2.49)	3.97		(2.24)	173
3.77	1,768	4.28		(3.05)	4.02		(2.79)	187
2.50	157	3.90	*	(2.45)*	3.42	*	(1.97)*	112

8.02	59,022	3.02		(1.43)	2.75		(1.16)	159
3.12	49,990	3.06		(1.23)	2.87		(1.04)	187
1.09	35,162	3.21		(1.51)	2.97		(1.26)	173
4.84	32,668	3.37		(2.08)	3.08		(1.79)	187
2.70	13,184	3.04	*	(1.77)*	2.32	*	(1.05)*	112

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses (as disclosed in Note 3 – Portfolio Securities and Investments in Derivatives, Short Sale Transactions) as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A	Class C	Class I
2017	1.40%		1.39%		1.39%		0.05%	0.01%	—%
2016	1.03		1.04		1.04		0.46	0.46	0.46
2015	1.04		1.03		1.03		0.59	0.58	0.57
2014	1.09		1.06		1.02		0.55	0.59	0.70
2013(e)	1.23	*	1.04	*	0.95	*	—	—	—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	111

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust and the Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Nuveen Investment Trust is comprised of Nuveen Large Cap Value Fund (“Large Cap Value”), Nuveen Large Cap Core Fund (“Large Cap Core”), Nuveen Large Cap Growth Fund (“Large Cap Growth”), Nuveen Concentrated Core Fund (“Concentrated Core”), and Nuveen Equity Market Neutral Fund (“Equity Market Neutral”) among others, and the Nuveen Investment Trust II is comprised of Nuveen Growth Fund (“Growth”) and Nuveen Equity Long/Short Fund (“Equity Long/Short”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts on May 6, 1996 and June 27, 1997, respectively.

The end of the reporting period for the Funds is August 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Large Cap Value, Large Cap Core, Large Cap Growth, Concentrated Core and Growth is long-term capital appreciation. Equity Long/Short’s investment objective is long-term capital appreciation with low correlation to the U.S. equity market. Equity Market Neutral’s investment objective is to provide investors with long-term capital appreciation independent of the U.S. equity market.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

In April 2017 the Funds’ Board of Trustees (the “Board”) approved the reorganizations of Nuveen Core Dividend Fund, Nuveen Large Cap Core Plus Fund and Nuveen Large Cap Growth Opportunities Fund (each an “Acquired Fund” and together the “Acquired Funds”) into Large Cap Value, Large Cap Core and Large Cap Growth (each an “Acquiring Fund” and together the “Acquiring Funds”), each a series of Nuveen Investment Trust which is advised by the Adviser. During August 2017, the shareholders of Nuveen Large Cap Growth Opportunities Fund approved the reorganization into Large Cap Growth.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

112	NUVEEN

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

NUVEEN	113

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$409,099,884	$—	$—	$409,099,884
Short-Term Investments:
Repurchase Agreements	—	593,732	—	593,732
Total	$409,099,884	$593,732	$—	$409,693,616

Large Cap Core
Long-Term Investments*:
Common Stocks	$388,069,725	$—	$—	$388,069,725

Large Cap Growth
Long-Term Investments*:
Common Stocks	$80,353,662	$—	$—	$80,353,662
Short-Term Investments:
Repurchase Agreements	—	122,877	—	122,877
Total	$80,353,662	$122,877	$—	$80,476,539

114	NUVEEN

Concentrated Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$96,082,286	$—	$—	$96,082,286

Growth
Long-Term Investments*:
Common Stocks	$46,288,165	$—	$—	$46,288,165

Equity Long/Short
Long-Term Investments*:
Common Stocks	$153,550,297	$—	$—	$153,550,297
Short-Term Investments:
Repurchase Agreements	—	133,834	—	133,834
Common Stocks Sold Short*	(80,081,979)	—	—	(80,081,979)
Total	$73,468,318	$133,834	$—	$73,602,152

Equity Market Neutral
Long-Term Investments*:
Common Stocks	$63,634,034	$—	$—	$63,634,034
Short-Term Investments:
Repurchase Agreements	—	2,089,871	—	2,089,871
Common Stocks Sold Short*	(57,600,192)	—	—	(57,600,192)
Total	$6,033,842	$2,089,871	$—	$8,123,713
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

NUVEEN	115

Notes to Financial Statements (continued)

The following table presents the repurchase agreements for the following Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Value	Fixed Income Clearing Corporation	$593,732	$(593,732)	$—
Large Cap Growth	Fixed Income Clearing Corporation	122,877	(122,877)	—
Equity Long/Short	Fixed Income Clearing Corporation	133,834	(133,834)	—
Equity Market Neutral	Fixed Income Clearing Corporation	2,089,871	(2,089,871)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Short Sale Transactions

Equity Long/Short and Equity Market Neutral each pursue a “long/short” investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds’ Portfolio of Investments, and any cash pledged as collateral in addition to long-term investments is recognized as “Cash collateral at broker for common stocks sold short” on the Statement of Assets and Liabilities. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as “Dividends expense on common stocks sold short”, on the Statement of Operations, when applicable. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of common stocks sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from common stocks sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds. The Funds may also earn credits as an element of the prime broker fee arrangement with BAML, which are recorded as an offset to the prime brokerage fees. The net prime brokerage fees paid to BAML are recognized as “Prime broker expenses” on the Statement of Operations. In the event that credits exceed prime brokerage fees, the net credits are recognized as a component of “Investment Income” on the Statement of Operations.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined

116	NUVEEN

threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Each Fund has an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Large Cap Value and Large Cap Core issued Class T Shares during the period; however, these Shares were also not available for public offering.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 8/31/17		Year Ended 8/31/16
Large Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	486,118	$12,160,313	377,823	$8,147,030
Class C	328,029	7,546,596	363,328	7,355,274
Class R3	3,334	84,131	3,814	77,759
Class R6	201	5,173	—	—
Class R6 – exchanges	—	—	887,602	19,225,456
Class I	1,938,572	48,581,317	2,333,537	51,901,876
Class T	1,000	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	113,723	2,822,619	932,097	19,747,901
Class C	6,044	143,959	100,958	2,037,698
Class R3	27	649	—	—
Class R6	11,411	284,602	—	—
Class I	57,542	1,435,670	427,534	9,122,298
Class T	—	—	—	—
	2,946,001	73,090,029	5,426,693	117,615,292
Shares redeemed:
Class A	(1,436,159)	(35,593,526)	(2,063,375)	(44,962,850)
Class C	(802,065)	(18,875,235)	(588,700)	(12,064,765)
Class R3	(3,408)	(88,088)	(5,475)	(125,290)
Class R6	(186,934)	(4,565,000)	(23,551)	(535,000)
Class I	(1,806,914)	(45,765,993)	(1,860,418)	(41,232,658)
Class I – exchanges	—	—	(887,602)	(19,225,456)
Class T	—	—	—	—
	(4,235,480)	(104,887,842)	(5,429,121)	(118,146,019)
Net increase (decrease)	(1,289,479)	$(31,797,813)	(2,428)	$(530,727)

NUVEEN	117

Notes to Financial Statements (continued)

	Year Ended 8/31/17		Year Ended 8/31/16
Large Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,157,749	$33,828,915	874,945	$22,427,866
Class C	628,328	18,249,106	733,218	18,441,802
Class R6	2,426	73,843	—	—
Class R6 – exchange	—	—	693,764	17,663,242
Class I	4,487,488	132,392,124	2,743,914	68,497,084
Class T	833	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,703	337,508	30,741	787,826
Class C	151	4,302	19,378	488,712
Class R6	5,598	161,497	—	—
Class I	30,493	879,728	83,078	2,132,950
Class T	—	—	—	—
	6,324,769	185,952,023	5,179,038	130,439,482
Shares redeemed:
Class A	(1,143,220)	(33,744,305)	(617,239)	(15,716,831)
Class C	(486,169)	(14,051,666)	(482,058)	(12,191,971)
Class R6	(145,000)	(4,180,071)	(11,119)	(300,000)
Class I	(1,536,376)	(45,251,284)	(2,906,788)	(73,742,217)
Class I – exchanges	—	—	(693,764)	(17,663,242)
Class T	—	—	—	—
	(3,310,765)	(97,227,326)	(4,710,968)	(119,614,261)
Net increase (decrease)	3,014,004	$88,724,697	468,070	$10,825,221

	Year Ended 8/31/17		Year Ended 8/31/16
Large Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	278,984	$7,789,313	371,585	$9,236,977
Class C	91,370	2,486,059	152,413	3,758,706
Class R6	—	—	1,030	25,000
Class I	702,458	19,612,442	322,367	8,046,592
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,303	89,302	43,627	1,081,231
Class C	46	1,237	7,408	180,759
Class R6	—	—	—	—
Class I	7,248	195,974	48,184	1,196,740
	1,083,409	30,174,327	946,614	23,526,005
Shares redeemed:
Class A	(420,504)	(11,692,667)	(1,127,331)	(27,291,678)
Class C	(121,600)	(3,310,878)	(95,029)	(2,300,725)
Class R6	—	—	—	—
Class I	(647,995)	(17,663,282)	(816,036)	(20,368,815)
	(1,190,099)	(32,666,827)	(2,038,396)	(49,961,218)
Net increase (decrease)	(106,690)	$(2,492,500)	(1,091,782)	$(26,435,213)

118	NUVEEN

	Year Ended 8/31/17		Year Ended 8/31/16
Concentrated Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	178,184	$4,864,217	650,877	$16,913,790
Class C	76,685	2,066,931	323,796	8,235,687
Class R6	70	2,000	991	25,000
Class I	1,492,463	42,078,549	895,274	23,113,731
Shares issued to shareholders due to reinvestment of distributions:
Class A	25,411	682,019	85,190	2,233,298
Class C	10,935	289,673	37,758	972,267
Class R6	—	—	—	—
Class I	23,686	635,972	76,728	2,016,359
	1,807,434	50,619,361	2,070,614	53,510,132
Shares redeemed:
Class A	(1,244,273)	(34,262,420)	(1,193,481)	(30,535,390)
Class C	(347,114)	(9,292,589)	(327,620)	(8,191,879)
Class R6	—	—	—	—
Class I	(782,612)	(21,514,914)	(1,696,550)	(43,576,088)
	(2,373,999)	(65,069,923)	(3,217,651)	(82,303,357)
Net increase (decrease)	(566,565)	$(14,450,562)	(1,147,037)	$(28,793,225)

	Year Ended 8/31/17		Year Ended 8/31/16
Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	87,889	$2,405,172	153,974	$4,114,434
Class C	46,774	1,163,986	49,421	1,227,124
Class R3	6,331	172,355	5,211	132,605
Class I	554,712	15,356,287	444,006	12,219,654
Shares issued to shareholders due to reinvestment of distributions:
Class A	23,688	624,963	35,019	928,930
Class C	18,208	437,348	31,633	768,666
Class R3	81	2,108	—	—
Class I	82,119	2,207,817	129,712	3,505,204
	819,802	22,370,036	848,976	22,896,617
Shares redeemed:
Class A	(245,901)	(6,690,695)	(139,751)	(3,758,259)
Class C	(158,621)	(3,984,929)	(107,125)	(2,661,310)
Class R3	(683)	(18,527)	(395)	(10,413)
Class I	(647,124)	(18,156,432)	(436,505)	(11,901,047)
	(1,052,329)	(28,850,583)	(683,776)	(18,331,029)
Net increase (decrease)	(232,527)	$(6,480,547)	165,200	$4,565,588

	Year Ended 8/31/17		Year Ended 8/31/16
Equity Long/Short	Shares	Amount	Shares	Amount
Shares sold:
Class A	323,603	$11,790,233	450,916	$14,805,918
Class C	56,849	1,926,092	94,814	2,956,282
Class I	858,303	32,105,265	1,526,191	51,312,679
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	1,238,755	45,821,590	2,071,921	69,074,879
Shares redeemed:
Class A	(426,931)	(15,440,132)	(414,391)	(13,332,301)
Class C	(86,899)	(2,877,159)	(87,969)	(2,627,278)
Class I	(548,013)	(19,734,716)	(1,670,119)	(53,406,162)
	(1,061,843)	(38,052,007)	(2,172,479)	(69,365,741)
Net increase (decrease)	176,912	$7,769,583	(100,558)	$(290,862)

NUVEEN	119

Notes to Financial Statements (continued)

	Year Ended 8/31/17		Year Ended 8/31/16
Equity Market Neutral	Shares	Amount	Shares	Amount
Shares sold:
Class A	147,949	$3,395,115	365,952	$7,998,762
Class C	24,630	541,553	48,437	1,037,987
Class I	1,069,685	24,644,554	1,621,262	35,412,422
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	7,168	157,697
Class C	—	—	1,543	33,306
Class I	—	—	24,585	544,313
	1,242,264	28,581,222	2,068,947	45,184,487
Shares redeemed:
Class A	(313,565)	(7,074,674)	(363,432)	(7,897,928)
Class C	(31,061)	(685,175)	(37,336)	(795,804)
Class I	(856,134)	(19,254,756)	(989,940)	(21,649,115)
	(1,200,760)	(27,014,605)	(1,390,708)	(30,342,847)
Net increase (decrease)	41,504	$1,566,617	678,239	$14,841,640

5. Investment Transactions

Long-term purchases and sales (including transactions for common stocks sold short, where applicable) during the current fiscal period were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Purchases	$626,560,273	$480,444,862	$100,866,248	$122,184,314
Sales	659,095,951	392,186,064	103,611,351	137,677,855

	Growth	Equity Long/Short	Equity Market Neutral
Purchases	$26,290,393	$378,652,630	$185,057,502
Sales	36,107,929	388,064,974	196,540,000

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost, as well as proceeds from common stocks sold short, if any, and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2017.

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Cost of investments	$381,032,420	$353,708,307	$70,291,432	$93,131,278
Gross unrealized:
Appreciation	$48,588,152	$46,646,607	$12,635,589	$7,271,397
Depreciation	(19,926,956)	(12,285,189)	(2,450,482)	(4,320,389)
Net unrealized appreciation (depreciation) of investments	$28,661,196	$34,361,418	$10,185,107	$2,951,008

120	NUVEEN

	Growth	Equity Long/Short	Equity Market Neutral
Cost of investments	$36,013,199	$140,996,126	$61,387,008
Gross unrealized:
Appreciation	$11,258,012	$16,536,315	$7,153,160
Depreciation	(983,046)	(3,848,310)	(2,816,263)
Net unrealized appreciation (depreciation) of investments	$10,274,966	$12,688,005	$4,336,897

	Equity Long/Short	Equity Market Neutral
Tax proceeds from common stocks sold short	$(80,729,418)	$(61,128,764)
Net unrealized appreciation (depreciation) on common stocks sold short	647,439	3,528,572

Permanent differences, primarily due to investments in common stocks sold short, investments in partnerships, federal taxes paid, net operating losses and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2017, the Funds’ tax year end, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Capital paid-in	$1,569,706	$1,230,163	$235,254	$6,887
Undistributed (Over-distribution of) net investment income	—	81,958	27,869	(8,174)
Accumulated net realized gain (loss)	(1,569,706)	(1,312,121)	(263,123)	1,287

	Growth	Equity Long/Short	Equity Market Neutral
Capital paid-in	$392,491	$(355,346)	$(709,673)
Undistributed (Over-distribution of) net investment income	—	384,244	745,895
Accumulated net realized gain (loss)	(392,491)	(28,898)	(36,222)

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2017, the Funds’ tax year end, were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Undistributed net ordinary income[1]	$26,251,270	$16,624,252	$2,411,794	$605,540
Undistributed net long-term capital gains	5,412,247	2,489,696	965,234	880,187

	Growth	Equity Long/Short	Equity Market Neutral
Undistributed net ordinary income[1]	$931,724	$—	$—
Undistributed net long-term capital gains	1,390,404	1,987,967	39,315
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended August 31, 2017 and August 31, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Distributions from net ordinary income[1]	$5,680,168	$2,055,823	$529,355	$1,672,727
Distributions from net long-term capital gains	—	—	—	—

2017		Growth	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]		$847,267	$—	$—
Distributions from net long-term capital gains		2,917,076	—	—

2016	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Distributions from net ordinary income[1]	$13,655,881	$3,892,356	$2,090,622	$4,511,419
Distributions from net long-term capital gains	23,420,142	1,244,647	1,755,760	835,142

2016		Growth	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]		$976,991	$—	$—
Distributions from net long-term capital gains		5,050,085	—	925,032
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

NUVEEN	121

Notes to Financial Statements (continued)

During the Funds’ tax year ended August 31, 2017, the following Funds utilized capital loss carryforwards as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Utilized capital loss carryforwards	$19,782,415	$6,828,366	$2,270,049	$7,306,848

	Equity Long/Short	Equity Market Neutral
Utilized capital loss carryforwards	$6,884,831	$2,742,055

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Equity Long/Short	Equity Market Neutral
Post-October capital losses[2]	$—	$—
Late-year ordinary losses[3]	522,737	491,845
[2]	Capital losses incurred from November 1, 2016 through August 31, 2017, the Funds’ tax year end.
[3]	Ordinary losses incurred from January 1, 2017 through August 31, 2017, and/or specified losses incurred from November 1, 2016 through August 31, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period September 1, 2016 through July 31, 2017, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
For the first $125 million	0.5000%	0.5000%	0.5000%	0.5500%
For the next $125 million	0.4875	0.4875	0.4875	0.5375
For the next $250 million	0.4750	0.4750	0.4750	0.5250
For the next $500 million	0.4625	0.4625	0.4625	0.5125
For the next $1 billion	0.4500	0.4500	0.4500	0.5000
For net assets over $2 billion	0.4250	0.4250	0.4250	0.4750

Average Daily Net Assets	Growth	Equity Long/Short	Equity Market Neutral
For the first $125 million	0.5000%	1.1000%	1.1000%
For the next $125 million	0.4875	1.0875	1.0875
For the next $250 million	0.4750	1.0750	1.0750
For the next $500 million	0.4625	1.0625	1.0625
For the next $1 billion	0.4500	1.0500	1.0500
For net assets over $2 billion	0.4250	1.0250	1.0250

Effective August 1, 2017, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Growth	Equity Long/Short	Equity Market Neutral
For the first $125 million	0.5000%	0.5000%	0.5000%	0.5500%	0.5000%	1.1000%	1.1000%
For the next $125 million	0.4875	0.4875	0.4875	0.5375	0.4875	1.0875	1.0875
For the next $250 million	0.4750	0.4750	0.4750	0.5250	0.4750	1.0750	1.0750
For the next $500 million	0.4625	0.4625	0.4625	0.5125	0.4625	1.0625	1.0625
For the next $1 billion	0.4500	0.4500	0.4500	0.5000	0.4500	1.0500	1.0500
For the next $3 billion	0.4250	0.4250	0.4250	0.4750	0.4250	1.0250	1.0250
For the next $2.5 billion	0.4000	0.4000	0.4000	0.4500	0.4000	1.0000	1.0000
For the next $2.5 billion	0.3875	0.3875	0.3875	0.4375	0.3875	0.9875	0.9875
For net assets over $10 billion	0.3750	0.3750	0.3750	0.4250	0.3750	0.9750	0.9750

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The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2017, the complex-level fee for each Fund was 0.1599%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales) dividend expense or securities sold short, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap		Temporary Expense Cap Expiration Date	Permanent Expense Cap
Large Cap Value	N/A		N/A	1.20%
Large Cap Core	0.80	%*	December 31, 2018	N/A
Large Cap Growth	0.81	*	December 31, 2018	N/A
Concentrated Core	0.86		December 31, 2018	N/A
Growth	0.81		December 31, 2018	1.40
Equity Long/Short	1.40		December 31, 2018	N/A
Equity Market Neutral	1.40		December 31, 2018	N/A

*	Effective October 16, 2017 (subsequent to the close of the reporting period), the Temporary Expense Caps for Large Cap Core and Large Cap Growth are 0.79% and 0.77%, respectively, and each will expire on July 31, 2019.

N/A – Not applicable.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Sales charges collected (Unaudited)	$89,195	$224,186	$37,750	$33,272
Paid to financial intermediaries (Unaudited)	79,314	198,070	34,547	29,506

		Growth	Equity Long/Short	Equity Market Neutral
Sales charges collected (Unaudited)		$10,927	$86,727	$13,596
Paid to financial intermediaries (Unaudited)		9,659	76,992	12,059

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

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Notes to Financial Statements (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Commission advances (Unaudited)	$52,077	$154,418	$31,282	$22,397

		Growth	Equity Long/Short	Equity Market Neutral
Commission advances (Unaudited)		$5,106	$21,966	$4,844

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
12b-1 fees retained (Unaudited)	$38,475	$142,840	$19,217	$37,224

		Growth	Equity Long/Short	Equity Market Neutral
12b-1 fees retained (Unaudited)		$7,324	$12,920	$4,337

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
CDSC retained (Unaudited)	$1,696	$9,475	$1,089	$3,926

		Growth	Equity Long/Short	Equity Market Neutral
CDSC retained (Unaudited)		$785	$2,025	$642

As of the end of the reporting period, Nuveen owned shares of the following Funds, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Growth
Class A Shares	—	—	—	—	—
Class C Shares	—	—	—	—	—
Class R3 Shares	2,126	N/A	N/A	N/A	2,125
Class R6 Shares	—	—	1,030	991	N/A
Class I Shares	—	—	—	—	—
Class T Shares	1,000	833	N/A	N/A	N/A

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016, (the only date utilized during the current fiscal period), the following Funds borrowed the following amounts from the Unsecured Credit Line, each at an annualized interest rate of 2.02% on their respective outstanding balance.

	Large Cap Value	Concentrated Core
Outstanding balance at December 31, 2016	$726,940	$1,091,131

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility

124	NUVEEN

(and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the funds utilized this facility.

9. Subsequent Events

Fund Reorganizations

During September 2017, shareholders for Nuveen Core Dividend Fund and Nuveen Large Cap Core Plus Fund approved the reorganizations into Large Cap Value and Large Cap Core, respectively. Nuveen Large Cap Core Plus Fund and Nuveen Large Cap Opportunities Fund merged into Large Cap Core and Large Cap Growth, respectively, effective at the close of business on October 13, 2017, while the merger of Nuveen Core Dividend Fund into Large Cap Value is scheduled to become effective at the close of business November 3, 2017.

Upon the closing of the reorganizations, the Acquired Funds transfer all of their assets and liabilities to the Acquiring Funds in exchange for Acquiring Fund Shares of equal value. Shares of the Acquiring Funds are then distributed to shareholders of the Acquired Funds and the Acquired Funds are terminated. As a result of these reorganizations, shareholders of the Acquired Funds become shareholders of the Acquiring Funds. The shareholders of the Acquired Funds receive Acquiring Fund shares with a total value equal to the total value of their Acquired Fund shares immediately prior to the closing of each reorganization.

NUVEEN	125

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2017.

		Large Cap Value	Large Cap Core	Large Cap Growth	Growth
Long-Term Capital Gain Dividends		$1,569,706	$1,230,163	$235,254	$3,309,567

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Growth
% QDI	100%	100%	100%	100%	100%
% DRD	100%	100%	100%	100%	100%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

126	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: The BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Alternative Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Alternative Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Marketing Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NUVEEN	127

Glossary of Terms Used in this Report (Unaudited) (continued)

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Price/Earnings (P/E) Ratio: is calculated by dividing the current price of the stock by its forecasted 12 months’ earnings per share. The average of the price/earnings ratio of a fund is a weighted harmonic average of all the current P/E ratios (excluding negatives) of the stocks in the fund’s portfolio. This should not be construed as a forecast of the Fund’s performance.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

128	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining

NUVEEN	129

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.
The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds, including Nuveen Concentrated Core Fund (the “Concentrated Core Fund”), Nuveen Large Cap Core Fund (the “Large Cap Core Fund”), Nuveen Large Cap Growth Fund (the “Large Cap Growth Fund”), and Nuveen Large Cap Value Fund (the “Large Cap Value Fund”), to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds, including the reduction of the temporary expense cap of Nuveen Growth Fund (the “Growth Fund”), the reduction of the management fee of the Large Cap Value Fund, and the reduction of both the management fee and temporary expense cap of the Concentrated Core Fund, the Large Cap Core Fund and the Large Cap Growth Fund; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017 (or for such shorter periods available for the Large Cap Core Fund, the Large Cap Growth Fund, the Concentrated Core Fund and Nuveen Equity Market Neutral Fund (the “Equity Market Neutral Fund”), which did not exist for part of the foregoing time frame). The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

130	NUVEEN

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Large Cap Value Fund, the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the first quartile in the one-year period and second quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the overall performance of the Fund.

For the Large Cap Core Fund, the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the first quartile in the one- and three-year periods, and outperformed its benchmark during these periods. The Board was satisfied with the overall performance of the Fund.

For the Large Cap Growth Fund, the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the second quartile in the one-year period and first quartile in the three-year period. Although the Fund underperformed its benchmark in the three-year period, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the overall performance of the Fund.

For the Concentrated Core Fund, the Board noted that although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period and underperformed its benchmark in the one- and three-year periods, the Fund ranked in the third quartile in the three-year period. The Board noted that the factors that detracted from the Fund’s performance included primarily stock selection in the healthcare, consumer discretionary and industrial sectors. Further, an overweight in the underperforming consumer discretionary and healthcare sectors compared to the benchmark contributed to the Fund’s relative underperformance compared to the benchmark. The Board noted that the Fund’s relative performance also improved in the first quarter of 2017, ranking in the second quartile against its Performance Peer Group. The Board was satisfied with the overall performance of the Fund.

For the Growth Fund, the Board observed that although the Fund underperformed its benchmark for the one-, three- and five-year periods, the Fund ranked in the first quartile in its Performance Peer Group in the one- and three-year periods and the third quartile in the five-year period. The Board was satisfied with the overall performance of the Fund.

For Nuveen Equity Long/Short Fund (the “Equity Long/Short Fund”), the Board noted that although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund had performed well against its Performance Peer Group, ranking in the second quartile in the one-year period and first quartile in the three- and five-year periods. The Board was satisfied with the overall performance of the Fund.

For the Equity Market Neutral Fund, the Board noted that the Fund performed well against its Performance Peer Group, ranking in the first quartile in the one- and three-year periods, and outperformed its benchmark during these periods. The Board was satisfied with the overall performance of the Fund.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and, after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that (a) each Fund except for the Equity Market Neutral Fund had a net management fee and a net expense ratio below its respective peer averages and (b) the Equity Market Neutral Fund had a net management fee that was higher than its peer average and a net expense ratio that was below its peer average.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

132	NUVEEN

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.

NUVEEN	133

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Independent Board Members also noted that additional economies of scale were or would be shared with shareholders of each Fund through its temporary expense cap and/or permanent expense cap. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable) as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

134	NUVEEN

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176

NUVEEN	135

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176

136	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	176

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	90
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	176
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	176

NUVEEN	137

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	176
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	176
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	176
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).	176
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	176
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	176
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	176
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	176

138	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	176

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

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Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NLCES-0817D        281382-INV-Y-10/18

Mutual Funds

Prospectus

January 31, 2018

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T

Nuveen Symphony International Equity Fund	NSIAX	NSECX	NSREX	—	NSIEX	—
Nuveen Symphony Large-Cap Growth Fund	NCGAX	NCGCX	NSGQX	—	NSGIX	NTCGX
Nuveen Symphony Low Volatility Equity Fund	NOPAX	NOPCX	—	NOPFX	NOPRX	NOPTX
Nuveen Symphony Mid-Cap Core Fund	NCCAX	NCCCX	NMCRX	—	NCCIX	—
Nuveen Symphony Small Cap Core Fund	NSSAX	NSSCX	—	—	NSSIX	NSSTX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

Section 1    Fund Summaries

Nuveen Symphony International Equity Fund

Investment Objective

The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 34 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 39 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-67 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class I
Management Fees	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	1.08%	1.09%	1.08%	1.08%
Total Annual Fund Operating Expenses	2.04%	2.80%	2.29%	1.79%
Fee Waivers and/or Expense Reimbursements[3]	(0.84)%	(0.85)%	(0.84)%	(0.84)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.20%	1.95%	1.45%	0.95%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.38% after July 31, 2019) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The permanent expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are at the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R3	Class I
1 Year	$690	$198	$148	$97
3 Years	$993	$674	$521	$366
5 Years	$1,338	$1,197	$940	$677
10 Years	$2,308	$2,630	$2,110	$1,561

2

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities, and at least 80% of its net assets in non-U.S. equity securities. The Fund primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

The goal of the portfolio construction process is to build a well-diversified portfolio that reflects the Fund’s benchmark, the MSCI EAFE Index, in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. The Fund’s sub-adviser utilizes a multi-faceted investment process that incorporates fundamental research, comprehensive market views and proactive risk management. Quantitative analysis helps identify potential investments and the firm’s top down macro-framework is incorporated as appropriate. Through this stock selection process, the team seeks to identify companies likely to outperform their industry peers in the MSCI EAFE Index. With the assistance of quantitative tools, the sub-adviser monitors the levels and types of risks in the portfolio and positions the portfolio based on its macroeconomic and market outlook.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Japan Risk—As of the date of this prospectus, the Fund had a significant portion of its assets invested in the securities of Japanese companies (although the Fund’s exposure to such securities may vary). As a result, the Fund’s performance may be affected by the social, political and economic conditions in Japan to a greater extent than it would be if the Fund’s exposure to such securities were smaller.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries as such countries may have a higher degree of economic instability, unsettled securities laws and inconsistent regulatory systems.

Section 1    Fund Summaries

3

Small- and Mid-Cap Stock Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the nine-year period ended December 31, 2017, the Fund’s highest and lowest quarterly returns were 19.94% and -20.37%, respectively, for the quarters ended June 30, 2009 and September 30, 2011.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2017
	Inception Date	1 Year	5 Years	Since Inception (Class A, Class C & Class I)	Since Inception (Class R3)
Class A (return before taxes)	5/30/08	20.32%	6.79%	1.57%	N/A
Class A (return after taxes on distributions)		19.34%	6.43%	1.31%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		12.58%	5.40%	1.25%	N/A
Class C (return before taxes)	5/30/08	26.67%	7.25%	1.44%	N/A
Class R3 (return before taxes)	10/05/10	27.37%	7.80%	N/A	7.05%
Class I (return before taxes)	5/30/08	28.00%	8.33%	2.46%	N/A
MSCI EAFE Index[1] (reflects no deduction for fees, expenses or taxes)		25.03%	7.90%	2.35%	6.82%
Lipper International Multi-Cap Core Funds Category Average[2] (reflects no deduction for taxes or sales loads)		25.22%	7.57%	2.36%	6.55%
1	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada.
2	Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Core Funds Category.

4

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Symphony Asset Management LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Gunther Stein	Chief Executive Officer, Chief Investment Officer and Co-Portfolio Manager	June 2010
Ross Sakamoto, CFA	Co-Director of Equity and Co-Portfolio Manager	July 2010
Marc Snyder	Co-Director of Equity and Co-Portfolio Manager	August 2015
Gabriel Mass, CFA	Co-Portfolio Manager	January 2016

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A and Class C shares may not be purchased directly from the Fund. In addition, the availability of Class A and Class C shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs.

•  No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

5

Nuveen Symphony Large-Cap Growth Fund

Investment Objective

The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 34 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 39 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-67 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class I	Class T
Management Fees	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%	0.25%
Other Expenses	0.22%	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.13%	1.88%	1.38%	0.88%	1.13%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R3	Class I	Class T
1 Year	$684	$191	$140	$90	$362
3 Years	$913	$591	$437	$281	$600
5 Years	$1,161	$1,016	$755	$488	$857
10 Years	$1,871	$2,201	$1,657	$1,084	$1,590

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares

6

Section 1    Fund Summaries

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

The goal of the portfolio construction process is to build a well-diversified portfolio that reflects the Fund’s benchmark, the Russell 1000® Growth Index, in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. The Fund’s sub-adviser utilizes a multi-faceted investment process that incorporates fundamental research, comprehensive market views and proactive risk management. Industry-focused analysts draw upon a broad range of resources to identify potential investments, including a top down macro-framework, fundamental bottom-up insights, quantitative analysis, valuation assessment and catalyst identification. Through this stock selection process, the team seeks to identify high quality companies with strong growth potential and attractive valuations. With the assistance of quantitative tools, the sub-adviser monitors the levels and types of risks in the portfolio and positions the portfolio based on its macroeconomic and market outlook.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

Section 1    Fund Summaries

7

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2017, the Fund’s highest and lowest quarterly returns were 17.05% and -23.09%, respectively, for the quarters ended March 31, 2012 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class T shares, which have not commenced operations as of the date of this prospectus.

		Average Annual Total Returns for the Periods Ended December 31, 2017
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R3)
Class A (return before taxes)	12/15/06	22.02%	13.80%	9.31%	N/A
Class A (return after taxes on distributions)		20.04%	12.47%	8.47%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		14.10%	10.86%	7.50%	N/A
Class C (return before taxes)	12/15/06	28.46%	14.29%	9.14%	N/A
Class R3 (return before taxes)	9/29/09	29.09%	14.87%	N/A	14.85%
Class I (return before taxes)	12/15/06	29.73%	15.44%	10.22%	N/A
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)		30.21%	17.33%	10.00%	15.59%
Lipper Large-Cap Growth Funds Category Average[2] (reflects no deduction for taxes or sales loads)		29.58%	15.69%	8.44%	13.79%
1	An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
2	Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Category.

8

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Symphony Asset Management LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Gunther Stein	Chief Executive Officer, Chief Investment Officer and Co-Portfolio Manager	June 2010
Ross Sakamoto, CFA	Co-Director of Equity and Co-Portfolio Manager	July 2010
Marc Snyder	Co-Director of Equity and Co-Portfolio Manager	August 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

9

Nuveen Symphony Low Volatility Equity Fund

Investment Objective

The investment objective of the Fund is to seek long-term capital appreciation with lower absolute volatility than the broad equity market.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 34 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 39 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-67 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R6	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6	Class I	Class T
Management Fees	0.68%	0.68%	0.68%	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.29%	0.29%	0.19%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.22%	1.97%	0.87%	0.97%	1.22%
Fee Waivers and/or Expense Reimbursements[3]	(0.21)%	(0.21)%	(0.21)%	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.01%	1.76%	0.66%	0.76%	1.01%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.78% (1.45% after July 31, 2019) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The permanent expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

10

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are at the lesser of Total Annual Fund Operating Expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R6	Class I	Class T
1 Year	$672	$179	$67	$78	$350
3 Years	$910	$587	$246	$277	$597
5 Years	$1,178	$1,033	$451	$505	$874
10 Years	$1,941	$2,270	$1,043	$1,161	$1,663

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in companies of any size.

The goal of the portfolio construction process is to produce long-term returns superior to the broad equity market with lower absolute volatility. Volatility is one way to measure risk and, in this context, refers to the variability of the Fund’s or the market’s returns. The Fund seeks to limit its volatility by limiting its portfolio’s sensitivity to market movements, sometimes referred to as “beta.” The Fund’s sub-adviser targets a beta that is approximately 90% of the beta of the Fund’s benchmark index, although there is no guarantee that this can be achieved. Through security selection and the use of risk controls, and by maintaining a broadly diversified portfolio, the sub-adviser believes it can reduce volatility while preserving the Fund’s potential to generate returns in excess of the market over the long term.

The sub-adviser utilizes a multi-faceted investment process that incorporates fundamental research, comprehensive market views and proactive risk management. Industry-focused analysts draw upon a broad range of resources to identify potential investments, including a top down macro-framework, fundamental bottom-up insights, quantitative analysis, valuation assessment and catalyst identification. Through this stock selection process, the team seeks to identify equity ideas with a favorable risk-adjusted return potential across diverse sectors of the market. With the assistance of quantitative tools, the sub-adviser monitors the levels and types of risks in the portfolio and positions the portfolio based on its macroeconomic and market outlook.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Section 1    Fund Summaries

11

Equity Security Risk—Even if the Fund is able to maintain a portfolio with lower volatility than the broad equity market, the Fund’s returns and the value of the Fund’s shares will be volatile. The Fund invests in equity securities, which are more volatile than certain other asset classes such as fixed income securities. Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Investment Strategy Risk—In an attempt to construct a portfolio with lower absolute volatility than the broad equity market, historical data is used to produce a portfolio expected to have a defined level of market risk and the highest projected return for the risk taken. However, individual stock behavior may change in the future, and therefore there is no guarantee that this strategy will be successful.

Small- and Mid-Cap Stock Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2017, the Fund’s highest and lowest quarterly returns were 12.19% and -20.65%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance (the Russell 1000® Index is the Fund’s primary benchmark) and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

12

Section 1    Fund Summaries

Performance is not shown for Class T shares, which have not commenced operations as of the date of this prospectus.

		Average Annual Total Returns for the Periods Ended December 31, 2017
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R6)
Class A (return before taxes)	9/28/07	12.58%	13.01%	7.82%	N/A
Class A (return after taxes on distributions)		11.31%	11.19%	6.86%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		8.17%	9.82%	6.07%	N/A
Class C (return before taxes)	9/28/07	18.51%	13.51%	7.65%	N/A
Class R6 (return before taxes)	6/30/16	19.83%	N/A	N/A	14.92%
Class I (return before taxes)	9/28/07	19.72%	14.65%	8.73%	N/A
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)		21.69%	15.71%	8.59%	20.99%
S&P 500® Index[2] (reflects no deduction for fees, expenses or taxes)		21.83%	15.79%	8.50%	20.94%
Lipper Multi-Cap Core Funds Category Average[3] (reflects no deduction for taxes or sales loads)		19.47%	13.74%	7.13%	20.95%
1	An index that measures the performance of the large cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
2	An unmanaged index generally considered representative of the U.S. stock market.
3	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Symphony Asset Management LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Gunther Stein	Chief Executive Officer, Chief Investment Officer and Co-Portfolio Manager	June 2010
Ross Sakamoto, CFA	Co-Director of Equity and Co-Portfolio Manager	July 2010
Marc Snyder	Co-Director of Equity and Co-Portfolio Manager	July 2014

Section 1    Fund Summaries

13

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$1 million for all accounts except:

•  $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

14

Section 1    Fund Summaries

Nuveen Symphony Mid-Cap Core Fund

Investment Objective

The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 34 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 39 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-67 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class I
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.69%	0.70%	0.69%	0.69%
Total Annual Fund Operating Expenses	1.69%	2.45%	1.94%	1.44%
Fee Waivers and/or Expense Reimbursements[3]	(0.51)%	(0.52)%	(0.51)%	(0.51)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.18%	1.93%	1.43%	0.93%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.93% (1.40% after July 31, 2019) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The permanent expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

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15

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are at the lesser of Total Annual Fund Operating Expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class R3	Class I
1 Year	$688	$196	$146	$95
3 Years	$1,000	$680	$528	$373
5 Years	$1,357	$1,216	$960	$698
10 Years	$2,361	$2,682	$2,164	$1,618

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

The goal of the portfolio construction process is to build a well-diversified portfolio that reflects the Fund’s benchmark, the Russell Midcap® Index, in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. The Fund’s sub-adviser utilizes a multi-faceted investment process that incorporates fundamental research, comprehensive market views and proactive risk management. Industry-focused analysts draw upon a broad range of resources to identify potential investments, including a top down macro-framework, fundamental bottom-up insights, quantitative analysis, valuation assessment and catalyst identification. Through this stock selection process, the team seeks to identify high-quality companies likely to outperform their industry peers in the Russell Midcap® Index. With the assistance of quantitative tools, the sub-adviser monitors the levels and types of risks in the portfolio and positions the portfolio based on its macroeconomic and market outlook.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

16

Section 1    Fund Summaries

Mid-Cap Stock Risk—Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2017, the Fund’s highest and lowest quarterly returns were 17.70% and -25.85%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2017
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R3)
Class A (return before taxes)	5/31/06	9.82%	10.92%	6.99%	N/A
Class A (return after taxes on distributions)		8.04%	10.48%	6.76%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		7.01%	8.67%	5.65%	N/A
Class C (return before taxes)	5/31/06	15.69%	11.40%	6.82%	N/A
Class R3 (return before taxes)	5/05/09	16.25%	11.98%	N/A	13.60%
Class I (return before taxes)	5/31/06	16.82%	12.52%	7.89%	N/A
Russell Midcap® Index[1] (reflects no deduction for fees, expenses or taxes)		18.52%	14.96%	9.11%	16.43%
Lipper Multi-Cap Core Funds Category Average[2] (reflects no deduction for taxes or sales loads)		19.47%	13.74%	7.13%	9.10%
1	An index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000® Index.
2	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Category.

Section 1    Fund Summaries

17

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Symphony Asset Management LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Gunther Stein	Chief Executive Officer, Chief Investment Officer and Co-Portfolio Manager	June 2010
Ross Sakamoto, CFA	Co-Director of Equity and Co-Portfolio Manager	July 2010
Marc Snyder	Co-Director of Equity and Co-Portfolio Manager	August 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A and Class C shares may not be purchased directly from the Fund. In addition, the availability of Class A and Class C shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs.

•  No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

18

Section 1    Fund Summaries

Nuveen Symphony Small Cap Core Fund

Investment Objective

The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 34 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 39 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-67 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class T
Management Fees	0.81%	0.81%	0.81%	0.81%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	0.38%	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses	1.44%	2.19%	1.19%	1.44%
Fee Waivers and/or Expense Reimbursements[3]	(0.14)%	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.30%	2.05%	1.05%	1.30%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.09% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Section 1    Fund Summaries

19

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class I	Class T
1 Year	$700	$208	$107	$379
3 Years	$985	$665	$357	$674
5 Years	$1,298	$1,155	$634	$998
10 Years	$2,183	$2,507	$1,424	$1,913

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Fund’s benchmark, the Russell 2000® Index (the “Index”), on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the Index currently is completed in June of each year. On June 30, 2017, the range of the Index was $35 million to $5.9 billion. The Fund will not be forced to sell a security because a company has exceeded or fallen below the current market capitalization range.

The goal of the portfolio construction process is to build a well-diversified portfolio that reflects the Fund’s benchmark in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. The Fund’s sub-adviser utilizes a multi-faceted investment process that incorporates fundamental research, comprehensive market views and proactive risk management. Industry-focused analysts draw upon a broad range of resources to identify potential investments, including a top down macro-framework, fundamental bottom-up insights, quantitative analysis, valuation assessment and catalyst identification. Through this stock selection process, the team seeks to identify companies likely to outperform their industry peers in the Index. With the assistance of quantitative tools, the sub-adviser monitors the levels and types of risks in the portfolio and positions the portfolio based on its macroeconomic and market outlook.

The Fund may invest up to 25% of its net assets in equity securities of non-U.S. issuers, including emerging market issuers. The Fund’s investments in emerging market issuers are limited to 10% of the Fund’s net assets.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

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Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries as such countries may have a higher degree of economic instability, unsettled securities laws and inconsistent regulatory systems.

Small-Cap Stock Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the four-year period ended December 31, 2017, the Fund’s highest and lowest quarterly returns were 8.84% and -11.06%, respectively, for the quarters ended December 31, 2016 and September 30, 2015.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Section 1    Fund Summaries

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Performance is not shown for Class T shares, which have not commenced operations as of the date of this prospectus.

		Average Annual Total Returns for the Periods Ended December 31, 2017
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	12/10/13	12.37%	7.52%
Class A (return after taxes on distributions)		11.47%	7.31%
Class A (return after taxes on distributions and sale of Fund shares)		7.73%	5.87%
Class C (return before taxes)	12/10/13	18.34%	8.29%
Class I (return before taxes)	12/10/13	19.50%	9.37%
Russell 2000® Index[1] (reflects no deduction for fees, expenses or taxes)		14.65%	9.61%
Lipper Small-Cap Core Funds Category Average[2] (reflects no deduction for taxes or sales loads)		12.56%	8.54%
1	An index that tracks the performance of the 2,000 smallest companies in the Russell 3000.
2	Represents the average annualized returns for all reporting funds in the Lipper Small-Cap Core Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Symphony Asset Management LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Gunther Stein	Chief Executive Officer, Chief Investment Officer and Co-Portfolio Manager	December 2013
Ross Sakamoto, CFA	Co-Director of Equity and Co-Portfolio Manager	December 2013
Marc Snyder	Co-Director of Equity and Co-Portfolio Manager	December 2013

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class A, Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•  $2,500 for Traditional/Roth IRA accounts.

•  $2,000 for Coverdell Education Savings Accounts.

•  $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

•  No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

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Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

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Section 2    How We Manage Your Money

To help you better understand the Funds, this section includes a detailed discussion of the Funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2017, Nuveen, LLC managed approximately $970 billion in assets, of which approximately $139 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Symphony Asset Management LLC (“Symphony”), located at 555 California Street, Suite 2975, San Francisco, California 94104, to serve as sub-adviser to each Fund. Symphony manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Gunther Stein, Ross Sakamoto, Marc Snyder and Gabriel Mass are the portfolio managers of Nuveen Symphony International Equity Fund. Gunther Stein, Ross Sakamoto and Marc Snyder are the portfolio managers of Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Low Volatility Equity Fund, Nuveen Symphony Mid-Cap Core Fund and Nuveen Symphony Small Cap Core Fund. Each portfolio manager’s business experience for the last five years is set forth below.

•	Gunther Stein is Chief Investment Officer, Chief Executive Officer and Co-Portfolio Manager at Symphony and has over 30 years of investment experience. Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research efforts, and overseeing firm trading.

•	Ross Sakamoto, CFA, Co-Director of Equity and Co-Portfolio Manager, has been responsible for co-heading Symphony’s equity investment strategies since 2010.

•	Marc Snyder, Co-Director of Equity and Co-Portfolio Manager, is a member of the equity team at Symphony. His responsibilities include portfolio management and fundamental research for Symphony’s equity strategies, concentrating on the financial sector.

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•	Gabriel Mass, CFA, Co-Portfolio Manager, is a member of the equity team and his responsibilities include fundamental research for Symphony’s equity strategies.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the statement of additional information.

Management Fees

The management fee schedule for each Fund consists of two components: a Fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Nuveen Symphony International Equity Fund	Nuveen Symphony Large-Cap Growth Fund	Nuveen Symphony Low Volatility Equity Fund	Nuveen Symphony Mid-Cap Core Fund	Nuveen Symphony Small Cap Core Fund
For the first $125 million	0.5500%	0.5000%	0.5000%	0.5500%	0.6500%
For the next $125 million	0.5375%	0.4875%	0.4875%	0.5375%	0.6375%
For the next $250 million	0.5250%	0.4750%	0.4750%	0.5250%	0.6250%
For the next $500 million	0.5125%	0.4625%	0.4625%	0.5125%	0.6125%
For the next $1 billion	0.5000%	0.4500%	0.4500%	0.5000%	0.6000%
For the next $3 billion	0.4750%	0.4250%	0.4250%	0.4750%	0.5750%
For the next $2.5 billion	0.4500%	0.4000%	0.4000%	0.4500%	0.5500%
For the next $2.5 billion	0.4375%	0.3875%	0.3875%	0.4375%	0.5375%
For net assets over $10 billion	0.4250%	0.3750%	0.3750%	0.4250%	0.5250%

The overall complex-level fee begins at a maximum rate of 0.2000% of each Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Nuveen Symphony International Equity Fund, Nuveen Symphony Large-Cap Growth Fund and Nuveen Symphony Small Cap Core Fund pay the overall complex-level fee rate. Nuveen Symphony Low Volatility Equity Fund’s and Nuveen Symphony Mid-Cap Core Fund’s complex-level fee rate is determined by taking the current overall complex-level fee rate and making, as appropriate, an upward adjustment to that rate based upon the percentage of each Fund’s assets that are not “eligible assets.” The maximum management fee rate for each Fund is the Fund-level fee plus 0.2000%. As of December 31, 2017, the Funds’ effective complex-level fee rates were as follows:

Complex-Level Fee Rate
Nuveen Symphony International Equity Fund	0.1595%
Nuveen Symphony Large-Cap Growth Fund	0.1595%
Nuveen Symphony Low Volatility Equity Fund	0.1774%
Nuveen Symphony Mid-Cap Core Fund	0.1986%
Nuveen Symphony Small Cap Core Fund	0.1595%

Section 2    How We Manage Your Money

25

For the most recent fiscal year, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets:

Nuveen Symphony International Equity Fund	— %*
Nuveen Symphony Large-Cap Growth Fund	0.66%
Nuveen Symphony Low Volatility Equity Fund	0.46%
Nuveen Symphony Mid-Cap Core Fund	0.23%
Nuveen Symphony Small Cap Core Fund	0.67%
*	For the most recent fiscal year, Nuveen Fund Advisors reimbursed in excess of management fees.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for the Funds do not exceed the percentages of the average daily net assets listed below of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation.

Nuveen Symphony International Equity Fund	0.99% through July 31, 2019 and 1.38% thereafter
Nuveen Symphony Large-Cap Growth Fund	0.93% through July 31, 2019 and 1.35% thereafter
Nuveen Symphony Low Volatility Equity Fund	0.78% through July 31, 2019 and 1.45% thereafter
Nuveen Symphony Mid-Cap Core Fund	0.93% through July 31, 2019 and 1.40% thereafter
Nuveen Symphony Small Cap Core Fund	1.09% through July 31, 2019

The expense limitations expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Funds. The permanent expense limitations for Nuveen Symphony International Equity Fund, Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Low Volatility Equity Fund and Nuveen Symphony Mid-Cap Core Fund may be terminated or modified only with the approval of shareholders of the Funds.

Information regarding the Board of Trustees’ approval of the investment management agreements is available in the Funds’ annual report for the fiscal year ended September 30, 2017.

The investment objectives of Nuveen Symphony International Equity Fund, Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Low Volatility Equity Fund and Nuveen Symphony Mid-Cap Core Fund, which are described in the “Fund Summaries” section, may not be changed without shareholder approval. The investment objective of Nuveen Symphony Small Cap Core Fund, which is described in the “Fund Summaries” section, may be changed without shareholder approval. If the investment objective of Nuveen Symphony Small Cap Core Fund changes, you will be notified at least 60 days in advance.

Each of Nuveen Symphony International Equity Fund, Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Low Volatility Equity Fund, Nuveen Symphony Mid-Cap Core Fund and Nuveen Symphony Small Cap

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Core Fund has adopted a non-fundamental investment policy (a “Name Policy”). Nuveen Symphony International Equity Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities; the Fund’s strategy of investing at least 80% of its net assets in non-U.S. equity securities is not subject to the Name Policy. Nuveen Symphony Large-Cap Growth Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell l000® Growth Index. Nuveen Symphony Low Volatility Equity Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. Nuveen Symphony Mid-Cap Core Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index. Nuveen Symphony Small Cap Core Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization companies. The Funds will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. For purposes of the Name Policy, a Fund will value eligible derivatives at fair value or market value instead of notional value. As a result of having a Name Policy, each Fund must provide shareholders with a notice at least 60 days prior to any change of the Fund’s Name Policy.

The Funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The Funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the Funds’ investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Funds’ investment objectives. This section provides more information about these strategies, as well as information about some additional strategies that the Funds’ sub-adviser uses, or may use, to achieve the Funds’ objectives. The strategies described below are principal investment strategies unless otherwise noted. You should be aware that each Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

Equity Securities

The Funds invest in equity securities. Equity securities generally include common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by real estate investment trusts; depositary receipts; and other securities with equity characteristics. Nuveen Symphony Small Cap Core Fund may invest up to 10% of its net assets in common and preferred securities issued by master limited partnerships.

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27

Non-U.S. Investments

As a principal investment strategy, Nuveen Symphony International Equity Fund and Nuveen Symphony Small Cap Core Fund may invest in non-U.S. equity securities. The Funds will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. The Funds’ investment in non-U.S. equity securities may include direct investment in securities of non-U.S. companies traded overseas as well as American Depositary Receipts (“ADRs”) and other types of depositary receipts.

The Funds may invest in issuers located in emerging markets. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Cash Equivalents and Short-Term Investments

As a non-principal investment strategy, the Funds may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep a Fund from participating in a market upswing and prevent a Fund from achieving its investment objective.

Investment Companies and Other Pooled Investment Vehicles

As a non-principal investment strategy, the Funds may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”). The Funds, except Nuveen Symphony Small Cap Core Fund, may invest in such investment companies that invest primarily in securities of the types in which the Funds may invest directly. In addition, the Funds, except Nuveen Symphony Small Cap Core Fund, may invest a portion of their assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Funds may invest directly.

An ETF is an investment company that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

As a shareholder in an investment company or other pooled investment vehicle, the Funds will bear their ratable share of that vehicle’s expenses, and would remain subject to payment of the Funds’ advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in an investment company or other pooled investment vehicle. In addition, the Funds will incur brokerage costs when purchasing and selling shares of ETFs. Securities of investment companies or other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend

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to be more volatile than securities of unleveraged vehicles. Nuveen Symphony Small Cap Core Fund will not invest in leveraged ETFs.

Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”). These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing Fund. The Funds may rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations. Subject to certain conditions, a Fund also may invest in money market funds beyond the statutory limits described above.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ statement of additional information. A list of each Fund’s portfolio holdings is available on the Funds’ website—www.nuveen.com/mf—by navigating to your Fund using the “Mutual Fund Finder” and clicking on the “Holdings & Detail” tab. By following these links, you can obtain a list of your Fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the Funds’ website ten business days after the end of the month. This information will remain available on the website until the Funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Symphony believes that bottom-up stock selection is the most consistent way to achieve superior risk-adjusted returns through various market cycles.

The equity team utilizes a multi-faceted investment process that incorporates fundamental research, comprehensive market views, and proactive risk management. Industry-focused analysts draw upon a broad range of resources to identify potential investments, including a top down macro-framework, fundamental bottom-up insights, quantitative analysis, valuation assessment and catalyst identification. The team’s analysis seeks to identify factors relevant to the attractiveness of investing in each company, some of which may be industry-specific. After analysts identify companies likely to outperform their industry peers, a risk-managed portfolio is built from the bottom-up. The portfolio management team seeks to optimize the balance of risk and upside potential within the parameters set forth for each Fund.

With the assistance of quantitative tools, the sub-adviser monitors the levels and types of risks in the portfolio and positions the portfolio based on its macroeconomic and market outlook. A security will typically be sold when its risk/return profile becomes unattractive compared with other securities in the investment universe.

Section 2    How We Manage Your Money

29

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Funds. See the “Fund Summaries” section for a description of the principal risks of investing in a particular Fund. Additional information about these risks is listed alphabetically below. Because of these risks, you should consider an investment in the Funds to be a long-term investment.

Principal Risks

Active management risk: The funds’ sub-adviser actively manages each fund’s investments. Consequently, the funds are subject to the risk that the investment techniques and risk analyses employed by the funds’ sub-adviser may not produce the desired results. This could cause a fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the funds’ sub-adviser in connection with managing a fund and may also adversely affect the ability of a fund to achieve its investment goal.

Currency risk: Nuveen Symphony International Equity Fund invests, and Nuveen Symphony Small Cap Core Fund may invest, in non-U.S. securities. Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities, and hence will affect the net asset value of a fund that invests in such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of a fund to the extent it invests in such non-U.S. securities.

Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, a fund’s adviser or sub-adviser, a financial intermediary, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.

Equity security risk: Equity securities in a fund’s portfolio may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. From time to time, a fund may invest a significant portion of its assets in companies in one or

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more related sectors or industries which would make the fund more vulnerable to adverse developments affecting such sectors or industries.

Growth stock risk: The growth stocks in which a fund invests tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Investment strategy risk: For Nuveen Symphony Low Volatility Equity Fund, Symphony seeks to construct a portfolio with lower absolute volatility than the broad equity market. It does so by using historical data to produce a portfolio expected to have a defined level of market risk and the highest projected return for the risk taken. However, individual stock behavior may change in the future, and therefore there is no guaranty that this strategy will be successful.

Japan risk: As of the date of this prospectus, Nuveen Symphony International Equity Fund had a significant portion of its assets invested in the securities of Japanese companies (although the Fund’s exposure to such securities may vary). As a result, the Fund’s performance may be affected by the social, political and economic conditions in Japan to a greater extent than it would be if the Fund’s exposure to such securities were smaller. The Japanese economy has at times in the past been negatively affected by government intervention and protectionism, a volatile financial services sector, a heavy reliance on international trade, and natural disasters. Some of these factors, as well as other adverse political developments, increases in government debt, an aging population and changes to fiscal, monetary or trade policies, may adversely affect Japanese markets and the Fund’s performance.

Large-cap stock risk: While large-cap companies may be less volatile than those of mid- and small-cap companies, they still involve risk. To the extent a fund invests in large-capitalization stocks, the fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Non-U.S./emerging markets risk: With respect to the Nuveen Symphony International Equity Fund and Nuveen Symphony Small Cap Core Fund, non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to or different than those of issuers that are located in or principally operated in the United States due to political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets.

To the extent a fund invests in depositary receipts, the fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Other non-U.S. investment risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

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•	The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. securities. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

•	Non-U.S. securities traded on foreign exchanges, particularly in emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. exchange transactions.

•	A fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent non-U.S. income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

•	Some countries, particularly in emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

•	Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems and currency volatility.

Small- and mid-cap stock risk: Nuveen Symphony Mid-Cap Core Fund, Nuveen Symphony International Equity Fund, Nuveen Symphony Low Volatility Equity Fund and Nuveen Symphony Small Cap Core Fund invest in stocks of small- and/or mid-capitalization companies. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, product diversification, and competitive strengths of larger companies. They may have limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price, especially in situations of increased market volatility where a fund may experience high levels of shareholder redemptions. Stocks at the bottom end of the capitalization range of small-cap companies sometimes are referred to as “micro-cap” stocks. These stocks may be subject to extreme price volatility, as well as limited liquidity and limited research. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

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Non-Principal Risks

Global economic risk: Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of a fund’s investments. For example, the United Kingdom’s referendum to leave the European Union resulted in the depreciation in value of the British pound, short term declines in the stock markets and ongoing economic and political uncertainty concerning the consequences of the exit. Similar major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, geopolitical events, such as war, terrorism, natural and environmental disasters, and market manipulation, may disrupt securities markets and adversely affect global economics and markets. Examples of such events include recent hurricanes in the Caribbean Sea and southern United States and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. Governmental and quasi-governmental authorities and regulators throughout the world have responded to turmoil with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a fund’s investments.

Large transactions risk: A fund may experience adverse effects due to large purchases or redemptions of fund shares. A large redemption by an individual shareholder, or an increase in redemptions generally by fund shareholders, may cause a fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s net asset value and liquidity. If a fund has difficulty selling portfolio securities in a timely manner to meet redemption requests, the fund may have to borrow money to do so. In such an instance, a fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the fund’s returns. In addition, until a fund is able to sell securities to meet redemption requests, the fund’s market exposure may be greater than it ordinarily would be, which would magnify the impact of any market movements on the fund’s performance. Similarly, large fund share purchases may adversely affect a fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, reducing the fund’s market exposure. Increased redemption activity may also result in unexpected taxable distributions to shareholders if such sales of investments resulted in gains and thereby accelerated the realization of taxable income. In addition, large redemptions could result in a fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

Other investment companies and pooled investment vehicles risk: When a fund invests in other investment companies, including ETFs and other pooled investment vehicles, shareholders bear both their proportionate share of fund expenses and, indirectly, the expenses of the other investment companies or pooled investment vehicles. Furthermore, the fund is exposed to the risks to which the other investment companies or pooled investment vehicles may be subject. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error).

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Section 3    How You Can Buy and Sell Shares

The Funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information. Because the prospectus and the statement of additional information are available free of charge on Nuveen’s website at www.nuveen.com, we do not disclose the following share class information separately on the website.

The different share classes offered by the Funds are described below. You will pay up-front or contingent deferred sales charges on some of these share classes. In addition, some share classes are subject to annual distribution and/or service fees in the amounts described below, which are paid out of a Fund’s assets. These fees are paid to Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen, LLC and the distributor of the Funds, and are used primarily for providing compensation to financial intermediaries in connection with the distribution of Fund shares and for providing ongoing account services to shareholders. The Funds have adopted a distribution and service plan under Rule 12b-1 under the 1940 Act that allows each Fund to pay these distribution and service fees. More information on this plan can be found under “Distribution and Service Payments—Distribution and Service Plan.” Because fees paid under the plan are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of your Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. The Distributor retains the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a

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waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “Contingent Deferred Sales Charges” below for information concerning the CDSC and “How to Reduce Your Sales Charge—CDSC Waivers and Reductions” below for information concerning CDSC waivers and reductions.

Investors may purchase Class A shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class A shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class A shares.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of your Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. You may qualify for a reduced CDSC, or the CDSC may be waived, as described in “How to Reduce Your Sales Charge” below.

Investors purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “How to Reduce Your Sales Charge” below.

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, the Funds limit the cumulative amount of Class C shares that may be purchased by a single purchaser. Your financial intermediary may set lower maximum purchase limits for Class C shares. See the statement of additional information for more information.

Effective July 2018, Class C shares will automatically convert to Class A shares after 10 years, thus reducing future annual expenses. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Investors may purchase Class C shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class C shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class C shares.

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Class R3 Shares

You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of your Fund’s average daily net assets.

Investors may purchase Class R3 shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund.

Class R3 shares are only available for purchase by eligible retirement plans. Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. See the statement of additional information for more information.

Nuveen Symphony Low Volatility Equity Fund and Nuveen Symphony Small Cap Core Fund do not issue Class R3 Shares.

Class R6 Shares

Eligible investors can purchase Class R6 shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class R6 shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class R6 shares are available to certain qualified retirement plans and other investors. There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of a Fund. Class R6 shares are also available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be waived for clients of financial intermediaries that have accounts holding Class R6 shares with an aggregate value of at least $100,000. The Distributor may also waive the minimum for clients of financial intermediaries anticipated to reach this Class R6 share holdings level. All other eligible investors must meet a minimum initial investment of at least $1 million in a Fund. Such minimum investment requirement may be applied collectively to affiliated accounts, in the discretion of the Distributor. Class R6 shares may be purchased through financial intermediaries only if such intermediaries have entered into an agreement with the Distributor to offer Class R6 shares. Class R6 shares are only available in cases where neither the investor nor the intermediary will receive any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, so called “finder’s fees,” administration fees or similar fees with respect to Class R6 shares. Provided they meet the minimum investment and other eligibility requirements, eligible investors include:

•	Qualified retirement plans;

•	Foundations and endowment funds;

•	Any state, county, or city, or its instrumentality, department, authority or agency;

•	457 plans, including 457(b) governmental entity plans and tax exempt plans;

•	Omnibus or other pooled accounts registered to insurance companies, trust companies, bank trust departments, registered investment advisor firms and family offices;

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Section 3    How You Can Buy and Sell Shares

•	Investment companies, both affiliated and not affiliated with Nuveen Fund Advisors;

•	Corporations, including corporate non-qualified deferred compensation plans of such corporations;

•	Collective investment trusts;

•	Discretionary accounts managed by Nuveen Fund Advisors or its affiliates; and

•	529 savings plans held in plan-level omnibus accounts.

Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or SIMPLE IRAs.

Only Nuveen Symphony Low Volatility Equity Fund issues Class R6 shares.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain employer-sponsored retirement plans.

•	Certain bank or broker-affiliated trust departments.

•	Advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•	Officers of Nuveen, LLC and its affiliates, and their immediate family members.

•	Full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members.

•	Certain financial intermediary personnel, and their immediate family members.

•	Certain other institutional investors described in the statement of additional information.

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Class T Shares

You can purchase Class T shares at the offering price, which is the net asset value per share plus an up-front sales charge. Class T shares are also subject to an annual service fee of 0.25% of the Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. The Distributor retains the service fee on accounts with no financial intermediary of record. The up-front Class T sales charges for a Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00	2.04	2.00
$500,000 but less than $1,000,000	1.50	1.52	1.50
$1,000,000 and over	1.00	1.01	1.00

Class T shares purchased through the reinvestment of dividends and capital gain distributions from the same Fund are not subject to a sales charge. In addition, Class T shares may be available at net asset value without a sales charge under certain other circumstances, as determined by the policies and procedures of your financial intermediary. See the appendix to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” for information on available Class T share sales charge waivers.

Investors may purchase Class T shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class T shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class T shares.

Only Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Low Volatility Equity Fund and Nuveen Symphony Small Cap Core Fund issue Class T shares.

Please refer to the statement of additional information for more information about Class A, Class C, Class R3, Class R6, Class I and Class T shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

Contingent Deferred Sales Charges

If you redeem Class A or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A or Class C shares subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described below under “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge—CDSC Waivers and Reductions,” in the appendix to this

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Section 3    How You Can Buy and Sell Shares

prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the statement of additional information.

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. In addition, under certain circumstances, the Funds will waive or reduce the CDSC imposed on redemptions of Class C shares and certain Class A shares purchased at net asset value. The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares through another intermediary.

Class A Sales Charge Reductions

•	Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a Fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

•	Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a Fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “What Share Classes We Offer—Contingent Deferred Sales Charges” above).

•	Shares purchased through the reinvestment of Nuveen Mutual Fund dividends and capital gain distributions.

•	Shares purchased for accounts held directly with a Fund that do not have a financial intermediary of record.

•	Certain employer-sponsored retirement plans. Purchases by employer-sponsored retirement plans (“ESRPs”) as defined below, except that, in the case of ESRPs held through a brokerage account, Class A shares will

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be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases. Intermediaries that have entered into such an agreement are listed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

For this purpose, ESRPs include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, health savings accounts, defined benefit plans, participant directed non-qualified deferred compensation plans, Roth 401(k) plans and Roth 403(b) plans, and do not include SEPs, SAR-SEPs, SIMPLE IRAs (other than SIMPLE IRAs opened before January 1, 2011 where the Distributor is the broker of record), SIMPLE 401(k) plans, Solo 401(k) plans, KEOGH plans, non-qualified deferred compensation plans and single defined benefit plans.

•	Employees of Nuveen, LLC and its affiliates. Purchases by current and retired employees of Nuveen, LLC and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

•	Current and former trustees/directors of the Nuveen Funds.

•	Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

•	Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•	Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. Intermediaries that have entered into such an agreement are listed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

In order to obtain a sales charge reduction or waiver on Class A share purchases, it may be necessary at the time of purchase for you to inform the Funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

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Section 3    How You Can Buy and Sell Shares

CDSC Waivers and Reductions

The CDSC payable upon the redemption of Class C shares, and on Class A shares that were purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, may be waived or reduced under certain circumstances, including the following:

•	In the event of total disability of the shareholder.

•	In the event of death of the shareholder.

•	For certain redemptions made pursuant to a systematic withdrawal plan.

•	For redemptions in connection with a payment of account or plan fees.

•	For redemptions of accounts not meeting required minimum balances.

•	Upon an optional conversion by a Fund of Class C shares held in an account which no longer has a financial intermediary of record into Class A shares.

•	For redemptions of Class C shares where the Distributor did not advance the first year’s service and distribution fees to the intermediary.

•	For redemptions of Class A shares where the Distributor did not pay a sales charge to the intermediary when the shares were purchased.

•	For certain redemptions of shares held by an employer-sponsored qualified defined contribution plan.

•	For certain redemptions of shares held in an IRA account, including redemptions to satisfy required minimum distributions from the account after age 70 1⁄2.

More information on these and other available CDSC waivers and reductions can be found in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the statement of additional information.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase Fund shares (1) through a financial advisor or other financial intermediary or (2) directly from the Funds. Class A, Class C and Class T shares may not be purchased directly from a Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors

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(including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the Funds.

•	By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a Fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your Fund, calculated after your Fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your Fund nor the transfer agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

•	By mail. You may open an account directly with the Funds and buy shares by completing an application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

Purchase orders and redemption requests are not processed until received in proper form by the transfer agent of a Fund.

•	On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the Funds’ website. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

•	By telephone. Existing shareholders with direct accounts may also process account transactions via the Funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you

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Section 3    How You Can Buy and Sell Shares

must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your Fund’s systematic investment plan. You can stop the deductions at any time by notifying your Fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your Fund to draw pre-authorized checks on your bank account.

•	From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•	Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Your Fund may cancel your participation in its systematic investment plan if it is unable to deliver a current prospectus to you because of an incorrect or invalid mailing address.

Systematic Withdrawal

If the value of your Fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each Fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state, except that there are no exchange privileges for Class T shares. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange

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43

between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. In the event that a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you may submit a separate redemption request (see “How to Sell Shares” below). Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your Fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem Fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption.

You may sell (redeem) your shares on any business day, which is any day the NYSE is open for business. You will receive the share price next determined after your Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading (normally, 4:00 p.m. New York time) for you to receive that day’s price. The Fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the Funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

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Section 3    How You Can Buy and Sell Shares

Directly to the Funds

•	By mail. You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The Fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record); and

•	Any required signature guarantees.

After you have established your account, signatures on a written request must be guaranteed if:

•	You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

•	You have changed the address on your Fund’s records within the last 30 days;

•	Your redemption request is in excess of $50,000; or

•	You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

•	On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. Redemptions where the proceeds are payable by check may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

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45

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

•	By telephone. If your account is held with your Fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Redemptions where the proceeds are payable by check may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Accounts with Low Balances

A Fund reserves the right to liquidate or assess a low balance fee on any account (other than accounts holding Class R3 or Class R6 shares) held directly with the Fund that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If a Fund elects to exercise the right to assess a low balance fee, then annually the Fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time for shareholders to bring their accounts up to the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Meeting Redemption Requests

Each Fund typically will pay redemption proceeds using cash reserves maintained in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties, or by borrowing from another Nuveen Fund under an inter-fund lending program maintained by the Nuveen Funds pursuant to exemptive relief granted by the Securities and Exchange Commission. See “Investment Policies and Techniques—Borrowing” in the statement of additional information. These additional methods are more likely to be used to meet large redemption requests or in times of stressed market conditions.

Although the Funds generally pay redemption proceeds in cash, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. In this situation, you would generally receive a proportionate distribution of each security held by the Fund to the extent practicable. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

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Section 3    How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the Funds, this section includes important details about how the Funds make distributions to shareholders. We discuss some other Fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

The Funds intend to pay income dividends and any taxable gains annually.

Payment and Reinvestment Options

The Funds automatically reinvest your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in Fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that a Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

If a Fund has more than 50% of the value of its assets in stock or other securities of non-U.S. corporations at the close of a taxable year, the Fund may, for such taxable year, elect to pass its non-U.S. tax credits through to shareholders.

Taxes and Tax Reporting

The Funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a Fund holds its assets). Distributions from a Fund’s long-term capital gains are generally taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gain distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares. Distributions generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all distributions that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you

Section 4    General Information

47

will receive the statement from that firm. If you hold your shares directly with the Fund, the Distributor will send you the statement. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to your Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires your Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with a Fund, please contact Nuveen Investor Services at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with a Fund and do not elect a cost basis method, your account will default to the average cost basis method. The average cost basis method generally calculates cost basis by determining the average price paid for Fund shares that may have been purchased at different times for different prices. Financial intermediaries choose their own default cost basis method.

Distribution and Service Plan

The Distributor serves as the selling agent and distributor of the Funds’ shares. In this capacity, the Distributor manages the offering of the Funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each Fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act (the “Plan”). See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under the Plan.

Under the Plan, the Distributor receives a distribution fee for Class C and Class R3 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution

48

Section 4    General Information

of shares. The Distributor receives a service fee for Class A, Class C, Class R3 and Class T shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. Fees paid under the Plan also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales literature and reports to shareholders used in connection with the sale of shares. Because fees paid under the Plan are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C and Class R3 shares may pay more in distribution and service fees and CDSCs (Class C shares only) than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments by the Funds

In addition to the distribution and service fees the Funds pay under the Plan and fees the Funds pay to their transfer agent, the Distributor or Nuveen Fund Advisors, on behalf of the Funds, may enter into non-Plan agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

Other Payments by the Distributor and Nuveen Fund Advisors

In addition to the sales commissions and payments from distribution and service fees made to financial intermediaries as previously described, the Distributor and Nuveen Fund Advisors may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor and/or Nuveen Fund Advisors is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Nuveen Mutual Fund shares and provide services to Nuveen Mutual Fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

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49

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries, the Distributor and Nuveen Fund Advisors also make payments out of their own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their Fund shares through these platforms or programs. These payments are in addition to the service fee and any applicable sub-transfer agency or similar fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of Fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization.

The price you pay for your shares or the amount you receive upon redemption of your shares is based on your Fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Each Fund’s latest net asset value per share is available on the Funds’ website at www.nuveen.com. Net asset value is calculated for each class of each Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, pricing services may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Funds’ investment adviser or sub-adviser. Pricing service valuations of non-exchange-traded instruments represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. It is possible that these valuations could be materially different from the value that a Fund realizes upon the sale of an instrument. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, a Fund may adjust the local closing price based upon

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Section 4    General Information

such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. A Fund may rely on an independent fair valuation service in making any such fair value determinations. If a Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of Nuveen Fund Advisors, a price is unreliable, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or its appointee. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Trustees has adopted valuation procedures for the Funds and has appointed the Nuveen Fund Advisors’ Valuation Committee with the day-to-day responsibility for fair value determinations. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Funds have adopted a Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Funds’ Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The Funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares

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51

occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Pursuant to these agreements, financial intermediaries may disclose to a Fund an investor’s taxpayer identification number and a record of the investor’s transactions at the request of the Fund. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Funds’

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Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the Funds is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian also provides certain accounting services to the Funds. The Funds’ transfer, shareholder services and dividend paying agent, DST Asset Manager Solutions, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4    General Information

53

Section 5    Financial Highlights

The financial highlights table is intended to help you understand a Fund’s financial performance for the last five fiscal years, life of the Fund, or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

Nuveen Symphony International Equity Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(d)

Class A (5/08)
2017	$17.73	$.23	$3.49	$3.72	$(.21)	$—	$(.21)	$21.24	21.27%	$1,902	1.20%	1.21%		96%
2016	17.11	.21	.83	1.04	(.19)	(.23)	(.42)	17.73	6.07	1,697	1.31	1.20		82
2015	18.71	.20	(1.65)	(1.45)	(.15)	—	(.15)	17.11	(7.76)	1,573	1.34	1.10		186
2014	17.95	.36	.58	.94	(.18)	—	(.18)	18.71	5.25	707	1.35	1.90		42
2013	14.97	.24	2.80	3.04	(.06)	—	(.06)	17.95	20.33	108	1.35	1.46		18

Class C (5/08)
2017	17.49	.09	3.45	3.54	(.08)	—	(.08)	20.95	20.37	183	1.95	.49		96
2016	16.88	.05	.84	.89	(.05)	(.23)	(.28)	17.49	5.25	220	2.06	.27		82
2015	18.45	.08	(1.64)	(1.56)	(.01)	—	(.01)	16.88	(8.44)	332	2.09	.45		186
2014	17.71	.20	.59	.79	(.05)	—	(.05)	18.45	4.48	238	2.10	1.06		42
2013	14.83	.12	2.76	2.88	—	—	—	17.71	19.42	216	2.10	.73		18

Class R3 (10/10)
2017	17.75	.21	3.47	3.68	(.17)	—	(.17)	21.26	20.95	71	1.45	1.12		96
2016	17.13	.15	.84	.99	(.14)	(.23)	(.37)	17.75	5.78	59	1.56	.88		82
2015	18.73	.15	(1.64)	(1.49)	(.11)	—	(.11)	17.13	(7.99)	55	1.60	.80	*	186
2014	17.97	.27	.63	.90	(.14)	—	(.14)	18.73	5.01	60	1.60	1.45		42
2013	14.99	.20	2.80	3.00	(.02)	—	(.02)	17.97	20.02	57	1.60	1.24		18

Class I (5/08)
2017	17.74	.30	3.47	3.77	(.26)	—	(.26)	21.25	21.55	14,197	.95	1.60		96
2016	17.12	.24	.84	1.08	(.23)	(.23)	(.46)	17.74	6.34	14,802	1.06	1.40		82
2015	18.73	.24	(1.65)	(1.41)	(.20)	—	(.20)	17.12	(7.57)	14,647	1.09	1.27	*	186
2014	17.96	.33	.67	1.00	(.23)	—	(.23)	18.73	5.55	17,731	1.10	1.75		42
2013	14.98	.31	2.76	3.07	(.09)	—	(.09)	17.96	20.61	6,806	1.10	1.86		18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

54

Section 5    Financial Highlights

Nuveen Symphony Large-Cap Growth Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Investment Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (12/06)
2017	$34.37	$.12	$6.32	$6.44	$(.09)	$(2.17)	$(2.26)	$38.55	19.94%	$30,116	1.13%	.35%	54%
2016	32.19	.11	3.46	3.57	(.09)	(1.30)	(1.39)	34.37	11.25	56,435	1.13	.32	56
2015	33.53	.12	.49	.61	(.01)	(1.94)	(1.95)	32.19	1.88	81,230	1.13	.35	65
2014	28.16	.07	5.55	5.62	(.10)	(.15)	(.25)	33.53	20.04	74,479	1.16	.23	71
2013	25.19	.21	2.98	3.19	(.22)	—	(.22)	28.16	12.83	70,314	1.21	.81	128

Class C (12/06)
2017	32.06	(.14)	5.87	5.73	—	(2.17)	(2.17)	35.62	19.04	24,452	1.88	(.42)	54
2016	30.25	(.14)	3.25	3.11	—	(1.30)	(1.30)	32.06	10.42	26,181	1.88	(.45)	56
2015	31.84	(.13)	.48	.35	—	(1.94)	(1.94)	30.25	1.13	25,881	1.88	(.40)	65
2014	26.87	(.16)	5.28	5.12	—	(.15)	(.15)	31.84	19.13	26,012	1.91	(.52)	71
2013	24.03	.01	2.87	2.88	(.04)	—	(.04)	26.87	12.01	22,624	1.96	.05	128

Class R3 (9/09)
2017	34.25	.03	6.31	6.34	(.01)	(2.17)	(2.18)	38.41	19.64	5,237	1.38	.08	54
2016	32.09	.02	3.44	3.46	— *	(1.30)	(1.30)	34.25	10.94	4,626	1.38	.05	56
2015	33.50	.03	.50	.53	—	(1.94)	(1.94)	32.09	1.64	3,845	1.38	.10	65
2014	28.14	(.01)	5.55	5.54	(.03)	(.15)	(.18)	33.50	19.76	3,225	1.41	(.02)	71
2013	25.17	.17	2.96	3.13	(.16)	—	(.16)	28.14	12.56	2,738	1.46	.65	128

Class I (12/06)
2017	34.86	.20	6.42	6.62	(.18)	(2.17)	(2.35)	39.13	20.22	89,317	.88	.57	54
2016	32.63	.18	3.52	3.70	(.17)	(1.30)	(1.47)	34.86	11.53	65,984	.88	.55	56
2015	33.95	.21	.50	.71	(.09)	(1.94)	(2.03)	32.63	2.16	61,383	.88	.60	65
2014	28.51	.15	5.61	5.76	(.17)	(.15)	(.32)	33.95	20.31	64,333	.91	.48	71
2013	25.50	.28	3.02	3.30	(.29)	—	(.29)	28.51	13.13	43,910	.96	1.06	128

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.

Section 5    Financial Highlights

55

Nuveen Symphony Low Volatility Equity Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(d)

Class A (9/07)
2017	$27.75	$.27	$3.69	$3.96	$(.32)	$(.29)	$(.61)	$31.10	14.51%	$23,973	1.01%		.94%		67%
2016	26.25	.27	2.25	2.52	(.16)	(.86)	(1.02)	27.75	9.74	44,168	1.03		.99		68
2015	30.25	.22	.59	.81	(.34)	(4.47)	(4.81)	26.25	2.77	25,421	1.05		.79		53
2014	25.41	.31	4.71	5.02	(.03)	(.15)	(.18)	30.25	19.86	5,927	1.06		1.10		125
2013	22.43	.31	3.34	3.65	(.24)	(.43)	(.67)	25.41	16.88	4,370	1.22		1.32		84

Class C (9/07)
2017	26.82	.03	3.58	3.61	(.11)	(.29)	(.40)	30.03	13.63	18,391	1.76		.10		67
2016	25.43	.07	2.18	2.25	—	(.86)	(.86)	26.82	8.94	19,109	1.78		.25		68
2015	29.44	.02	.56	.58	(.12)	(4.47)	(4.59)	25.43	1.99	8,060	1.80		.07		53
2014	24.88	.10	4.61	4.71	—	(.15)	(.15)	29.44	19.01	2,063	1.81		.36		125
2013	21.98	.11	3.30	3.41	(.08)	(.43)	(.51)	24.88	15.95	1,090	1.97		.46		84

Class R6 (6/16)
2017	27.83	.35	3.72	4.07	(.39)	(.29)	(.68)	31.22	14.94	17,199	.66		1.21		67
2016(e)	27.69	.10	.04	.14	—	—	—	27.83	.51	17,748	.64	*	1.35	*	68

Class I (9/07)
2017	27.82	.31	3.72	4.03	(.38)	(.29)	(.67)	31.18	14.79	75,925	.76		1.08		67
2016	26.32	.34	2.25	2.59	(.23)	(.86)	(1.09)	27.82	9.99	68,354	.78		1.26		68
2015	30.32	.30	.59	.89	(.42)	(4.47)	(4.89)	26.32	3.03	54,054	.80		1.06		53
2014	25.46	.42	4.69	5.11	(.10)	(.15)	(.25)	30.32	20.17	44,878	.80		1.46		125
2013	22.48	.38	3.32	3.70	(.29)	(.43)	(.72)	25.46	17.14	2,218	.97		1.60		84

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(e)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.

*	Annualized.

56

Section 5    Financial Highlights

Nuveen Symphony Mid-Cap Core Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (5/06)
2017	$36.98	$.18	$4.99	$5.17	$—	$—	$—	$42.15	13.98%	$11,401	1.18%	.46%	66%
2016	34.35	(.01)	2.64	2.63	—	—	—	36.98	7.66	12,562	1.34	(.03)	70
2015	34.22	(.06)	.21	.15	—	(.02)	(.02)	34.35	0.43	12,724	1.39	(.17)	128
2014	30.11	(.06)	4.54	4.48	—	(.37)	(.37)	34.22	15.01	14,225	1.39	(.17)	141
2013	25.06	.14	5.10	5.24	(.19)	—	(.19)	30.11	21.02	2,426	1.37	.52	163

Class C (5/06)
2017	34.48	(.10)	4.64	4.54	—	—	—	39.02	13.17	2,759	1.93	(.26)	66
2016	32.27	(.26)	2.47	2.21	—	—	—	34.48	6.85	2,295	2.09	(.79)	70
2015	32.40	(.32)	.21	(.11)	—	(.02)	(.02)	32.27	(.34)	2,318	2.14	(.92)	128
2014	28.74	(.29)	4.32	4.03	—	(.37)	(.37)	32.40	14.15	2,643	2.14	(.92)	141
2013	23.92	(.07)	4.89	4.82	— *	—	—	28.74	20.12	750	2.12	(.25)	163

Class R3 (5/09)
2017	36.69	.08	4.94	5.02	—	—	—	41.71	13.71	9	1.43	.20	66
2016	34.13	(.09)	2.65	2.56	—	—	—	36.69	7.47	13	1.63	(.25)	70
2015	34.10	(.15)	.20	.05	—	(.02)	(.02)	34.13	.17	108	1.64	(.42)	128
2014	30.08	(.15)	4.54	4.39	—	(.37)	(.37)	34.10	14.72	109	1.64	(.47)	141
2013	25.04	.06	5.11	5.17	(.13)	—	(.13)	30.08	20.70	448	1.62	.22	163

Class I (5/06)
2017	37.73	.29	5.10	5.39	—	—	—	43.12	14.29	17,376	.93	.72	66
2016	34.96	.08	2.69	2.77	—	—	—	37.73	7.92	19,481	1.09	.21	70
2015	34.75	.03	.21	.24	(.01)	(.02)	(.03)	34.96	.68	22,867	1.14	.07	128
2014	30.50	.03	4.60	4.63	(.01)	(.37)	(.38)	34.75	15.30	36,623	1.14	.10	141
2013	25.39	.21	5.15	5.36	(.25)	—	(.25)	30.50	21.35	1,654	1.12	.75	163

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.

Section 5    Financial Highlights

57

Nuveen Symphony Small Cap Core Fund

Class (Commencement Date)		Investment Operations			Less Distributions						Ratios/Supplemental Data
Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (12/13)
2017	$21.95	$(.08)	$4.80	$4.72	$—		$—	$—	$26.67	21.50%	$652	1.30%		(.33)%	65%
2016	19.72	(.04)	2.27	2.23	—		—	—	21.95	11.36	273	1.34		(.18)	54
2015	20.03	(.07)	(.24)	(.31)	—		—	—	19.72	(1.60)	117	1.36		(.33)	86
2014(e)	20.00	(.03)	.06	.03	—		—	—	20.03	.15	50	1.37	*	(.19 )*	51

Class C (12/13)
2017	21.49	(.26)	4.69	4.43	—		—	—	25.92	20.61	239	2.05		(1.09)	65
2016	19.46	(.18)	2.21	2.03	—		—	—	21.49	10.49	177	2.10		(.90)	54
2015	19.91	(.24)	(.21)	(.45)	—		—	—	19.46	(2.31)	184	2.11		(1.12)	86
2014(e)	20.00	(.15)	.06	(.09)	—		—	—	19.91	(.45)	50	2.12	*	(.94 )*	51

Class I (12/13)
2017	22.10	(.02)	4.84	4.82	—		—	—	26.92	21.81	31,501	1.05		(.10)	65
2016	19.80	(.01)	2.31	2.30	—		—	—	22.10	11.67	25,858	1.09		(.05)	54
2015	20.07	(.02)	(.25)	(.27)	—	*	—	—	19.80	(1.37)	1,208	1.11		(.07)	86
2014(e)	20.00	.01	.06	.07	—		—	—	20.07	.35	1,042	1.12	**	.07 **	51

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(e)	For the period December 10, 2013 (commencement of operations) through September 30, 2014.

*	Rounds to less than $.01 per share.

**	Annualized.

58

Section 5    Financial Highlights

January 31, 2018

Appendix to the Prospectus of

Nuveen Symphony International Equity Fund

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony Low Volatility Equity Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Small Cap Core Fund

VARIATIONS IN SALES CHARGE REDUCTIONS AND WAIVERS

AVAILABLE THROUGH CERTAIN INTERMEDIARIES

A-1

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A and Class T shares, which are set forth in the Prospectus. The Prospectus also sets forth certain circumstances under which the Funds will waive or reduce the contingent deferred sales charge (“CDSC”) imposed on redemptions of Class C shares and certain Class A shares purchased at net asset value. The availability of the sales charge reductions and waivers discussed in the Prospectus will depend on the policies of the financial intermediary through which you purchase your shares, which are set forth below.

Class A and Class C Share Sales Charge Reductions and Waivers Available Through Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed in the Funds’ prospectus or SAI. Shareholders should contact Merrill Lynch to determine their eligibility for these waivers and discounts.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through reinvestment of capital gain distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the Prospectus

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares Available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a Right of Reinstatement

•	Shares purchased through reinvestment of capital gain distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform

A-2

Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Prospectus

•	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (“LOI”) which allow for breakpoint discounts using the same criteria as ROA above, but based on anticipated purchases within a fund family over a 13-month period of time

Class A Sales Charge Waivers Available Only Through Specified Intermediaries

As described in the Prospectus, Class A shares may be purchased at net asset without a sales charge by employer-sponsored retirement plans (“ESRPs”) as defined in the prospectus, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases.

The following intermediaries have entered into such an agreement:

Baker & Co., Inc.

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Specialists LLC

Cetera Investment Services LLC

Country Club Financial Services, Inc.

Cutter & Co. Brokerage Inc.

Davenport & Co. LLC

Devenir Investment Advisors, LLC

Fintrust Brokerage Services

First Kentucky Securities Corp.

First Western Securities

Gold Coast Securities, Inc.

Hewitt Financial Services LLC

Hilltop Securities Inc.

Infinex Investments, Inc.

J.P. Morgan Securities LLC

KMS Financial Services, Inc.

Mid-Atlantic Capital Corp.

OFG Financial Services, Inc.

Principal Securities Inc.

Raymond James & Associates Inc.

RDM Investment Services, Inc.

Register Financial Associates, Inc.

Shareholders Service Group Inc.

Southeast Investments, NC, Inc.

Stifel, Nicolaus & Co., Inc.

Waddell & Reed Inc.

As described in the Prospectus, Class A shares may be purchased at net asset value without a sales charge through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

A-3

The following intermediaries have entered into such an agreement:

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

TD Ameritrade, Inc.

TD Ameritrade Clearing, Inc.

Class T Share Sales Charge Waivers Available Only Through Specified Intermediaries

As set forth in the Prospectus, Class T shares are generally subject to an up-front sales charge, except for shares purchased through the reinvestment of dividends and capital gain distributions from the same fund. However, Class T shares may be available at net asset value without a sales charge under limited circumstances through certain financial intermediaries. Currently no intermediaries are offering such waivers.

A-4

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Limited Term Municipal Bond

Short Duration High Yield Municipal Bond

Short Term Municipal Bond

Strategic Municipal Opportunities

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Intermediate Municipal Bond

California Municipal Bond

Colorado Municipal Bond

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond

Municipal-State (continued)

Minnesota Municipal Bond

Missouri Municipal Bond

Nebraska Municipal Bond

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Municipal Bond

North Carolina Municipal Bond

Ohio Municipal Bond

Oregon Intermediate Municipal Bond

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond

Core Plus Bond

High Income Bond

Inflation Protected Securities

NWQ Flexible Income

Preferred Securities and Income

Short Term Bond

Strategic Income

Symphony Credit Opportunities

Symphony Floating Rate Income

Symphony High Yield Bond

Global/International

International Growth

NWQ Global Equity Income

NWQ International Value

Santa Barbara Global Dividend Growth

Santa Barbara International Dividend Growth

Symphony International Equity

Winslow International Small Cap

Value

Dividend Value

Large Cap Value

Mid Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small/Mid-Cap Value

Small Cap Value

Growth

Growth

Large Cap Growth

Mid Cap Growth Opportunities

Small Cap Growth Opportunities

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Concentrated Core

Large Cap Core

Large Cap Select

Santa Barbara Dividend Growth

Small Cap Select

Symphony Low Volatility Equity

Symphony Mid-Cap Core

Symphony Small Cap Core

Real Assets

Global Infrastructure

Gresham Diversified Commodity Strategy

Real Asset Income

Real Estate Securities

Asset Allocation

Multi-Asset Income

Multi-Asset Income Tax-Aware

Strategy Aggressive Growth Allocation

Strategy Balanced Allocation

Strategy Conservative Allocation

Strategy Growth Allocation

Alternative Strategies

Equity Long/Short

Equity Market Neutral

Several additional sources of information are available to you, including the codes of ethics adopted by the Funds, Nuveen, LLC, Nuveen Fund Advisors and Symphony. The appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” contains information on sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed in this prospectus and the related statement of additional information. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Funds included in this prospectus. Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The Funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the Funds’ website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

The Funds are series of Nuveen Investment Trust II, whose Investment Company Act file number is 811-08333.

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-SYMPH-0118P

Mutual Funds

Nuveen Equity Funds

Annual Report September 30, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Symphony International Equity Fund	NSIAX	NSECX	NSREX	—	NSIEX
Nuveen Symphony Large-Cap Growth Fund	NCGAX	NCGCX	NSGQX	—	NSGIX
Nuveen Symphony Low Volatility Equity Fund	NOPAX	NOPCX	—	NOPFX	NOPRX
Nuveen Symphony Mid-Cap Core Fund	NCCAX	NCCCX	NMCRX	—	NCCIX
Nuveen Symphony Small Cap Core Fund	NSSAX	NSSCX	—	—	NSSIX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.

Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nominee for Chairman of the U.S. Federal Reserve (Fed), Jerome Powell, is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018. However, uncertainties about fiscal policy remain, particularly as Congress is currently working on a tax overhaul plan. Depending on the details of a tax bill and whether it passes, the Fed’s job of managing interest rates could become more complicated in the years ahead.

Meanwhile, politics will remain in the forefront. The U.S. debt ceiling debate resumes in December 2017 when the current extension of the debt limit expires, and rebuilding continues in the wake of Hurricanes Harvey, Irma and Maria. The ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.

The magnitude of the market’s bullishness this year has been somewhat surprising. But gains may not be so easy in the coming years. Nobody can predict market shifts, which is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Symphony International Equity Fund

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony Low Volatility Equity Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Small Cap Core Fund

These Funds feature portfolio management by Symphony Asset Management LLC (Symphony), an affiliate of Nuveen, LLC. Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer, Ross Sakamoto, CFA, and Marc Snyder manage all five Funds. Gabriel Mass, CFA is also portfolio manager of the Nuveen Symphony International Equity Fund.

Here the portfolio managers discuss economic and financial market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended September 30, 2017.

What factors affected the U.S. economy, domestic and global markets during the twelve-month reporting period ended September 30, 2017?

The U.S. economy continued to expand at a below-trend pace in the reporting period overall but did mark two consecutive quarters of 3% or better growth in the second and third quarters of 2017. The Bureau of Economic Analysis reported its “advance” estimate of third-quarter gross domestic product (GDP) at an annualized rate of 3.0%, down slightly from 3.1% in the second quarter, but beating analysts’ expectations that Hurricanes Harvey, Irma and Maria would have more meaningfully depressed output. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite some softening in shopping and dining out activity due to the hurricanes, consumer spending remained the main driver of demand in the economy. Business investment had been muted for most of the recovery but has accelerated in 2017, the “hard” data now falling more in line with the highly optimistic business sentiment levels, or “soft” data, seen after President Trump won the election.

Elsewhere in the economy, the labor market continued to tighten, with unemployment staying below 5% over the course of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.2% in September 2017 from 4.9% in September 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price Index (CPI) increased 2.2% over the twelve-month reporting period ended September 30, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.1% annual gain in August 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.3% and 5.9%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

With the U.S. economy delivering a sustainable, while muted, growth rate, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July and September 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption. The Fed also signaled its intention to raise its target interest rate one more time in 2017.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. However, several attempts at health care reform were unable to pass in Congress, which weakened the outlook for the remainder of President Trump’s agenda. The hurricanes caused enormous devastation in Texas, Florida and Puerto Rico, which will require federal aid. The debt ceiling vote, expected to be a protracted showdown in Congress, turned out to be a non-event after the Republican president and Congressional Democrats reached a compromise in early September (although the debate will resume when the current extension expires in December 2017). Toward the end of the reporting period, legislators refocused their efforts on tax reform. In October (after the close of the reporting period), President Trump nominated Jerome Powell to succeed Fed Chair Janet Yellen when her term expires in February 2018. Geopolitical risks also remained prominent, with the ongoing renegotiation of the North American Free Trade Agreement (NAFTA); the start of “Brexit” talks between the U.K. and European Union; closely watched elections in the Netherlands, France and Germany; and escalating tensions between the U.S. and North Korea.

Equity markets continued their strong performance. The S&P 500® Index closed above 2500 for the first time ever on September 15th and ultimately advanced 18.61% for the reporting period. Growth stocks continued to beat out value across the capitalization spectrum. The Russell 1000® Growth Index has advanced 21.94% versus Russell 1000® Value Index which returned 15.12% for the reporting period. We saw signs of the “risk-on” environment returning as evidenced by stronger smaller company stock performance. The small-cap focused Russell 2000® Index gained 20.74% during the reporting period. International markets again outpaced U.S. markets. The emerging market stocks posted a healthy 22.91% increase during the reporting period as measured by the MSCI Emerging Markets Index and developed markets, as measured by the MSCI EAFE Index, advanced 19.65%.

How did the Funds perform during the twelve-month reporting period ended September 30, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year, ten-year and/or since inception periods ended September 30, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and Lipper average. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the twelve-month reporting period ended September 30, 2017?

Nuveen Symphony International Equity Fund

The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to provide portfolio diversification potential and exposure to the performance of international companies through a portfolio of both growth and value non-U.S. equity securities. The Fund invests at least 80% of the sum of its net assets in non-U.S. equity securities and primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries. The portfolio managers build portfolios with the assistance of quantitative tools, seeking to maximize upside potential while maintaining the risk profile of the strategy. Macro-economic and asset class views are taken into consideration. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.

During the reporting period, overweight positions in Japan and Hong Kong as well as underweight positions in the United Kingdom and Australia contributed positively to performance versus the benchmark. Individual sectors that contributed positively to

6	NUVEEN

performance included an overweight in the materials sector as well as underweights in the consumer staples and health care sectors, while an underweight in the financial sector detracted from performance.

Individual positions that contributed to Fund performance included the consumer discretionary holding Fiat Chrysler Automobiles (FCA). FCA announced earnings results for each quarter in FY 2017 that beat expectations. In October 2016 the company raised FY 2016 guidance after reporting fiscal Q3 2016 results and then raised guidance again in April 2017 after reporting fiscal Q1 2017 results. Also contributing to performance was German financial holding Allianz AG. The company reported fiscal Q1 and Q2 2017 earnings above expectations and also raised FY 2017 guidance in both August and November 2017. Lastly, German utilities holding Uniper SE contributed to performance. The company’s quarterly financial results throughout FY 2017 exceeded expectations and management reaffirmed its plan to increase the company’s dividend.

Several individual positions detracted from Fund performance during the reporting period, including Japanese utility Toho Gas Co Ltd. The company underperformed after it reduced FY 2017 guidance in January due to the impact of a weaker yen and higher fuel costs. Korea Electric Power Corporation also detracted from performance during the reporting period. A Korean Congressional committee recommended cutting the residential electricity tariff, which would negatively impact the company’s revenue. This news, as well as ongoing debate surrounding the cost of electricity ahead of the country’s Presidential election in May 2017 pressured the stock’s performance. Lastly, materials sector holding Umicore SA detracted from performance. The company reported weaker-than-expected metals recycling margins as well as higher capital expenditures.

Nuveen Symphony Large-Cap Growth Fund

The Fund’s Class A Shares at NAV underperformed the Lipper Large-Cap Growth Funds Classification Average and the Russell 1000® Growth Index during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of large-capitalization growth stocks. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell 1000® Growth Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. Seeking to provide consistent long-term outperformance, the Fund utilizes a multi-faceted process. The portfolio invests in high quality companies with strong growth potential and attractive valuations, seeking to maximize upside potential while maintaining a style-pure risk profile. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.

During the reporting period, stock selection in the industrials, telecommunication services and financial sectors contributed positively to relative performance. In the industrial sector, shares of aerospace and defense firm Boeing Company rose steadily throughout the reporting period. Particularly in January 2017, Boeing’s shares surged following the company’s fourth-quarter earnings report, which showed that profits beat analysts’ estimates. Company management also lifted guidance again for 2017 based on aggressive cost cutting, improved productivity and optimism surrounding President Trump’s pro-business agenda. Investors are also likely anticipating that Boeing will benefit from increased U.S. defense spending. Also contributing to performance was health care holding, Anthem Inc. This health care insurance company performed well during the reporting period, as the company has continued to grow earnings in spite of the potential repeal of the Affordable Care Health Act. The company has benefitted in part by increased membership in its government business, which sells Medicaid and Medicare plans. Lastly, our holdings in Southwest Airlines Co. contributed to performance. Valuation has been attractive for this airline versus its peers and they experienced improved pricing and capacity simultaneously, which helped spur the stock higher.

Stock selection in the information technology and consumer discretionary sectors negatively impacted the Fund’s relative performance during the reporting period and contributed to the Fund’s underperformance versus the benchmark. The Fund did not have a position in NVIDIA Corporation, which was a strong performer for the benchmark during the reporting period. We have been reluctant to get involved with this company. We were familiar with the name and the drivers (i.e. crypto currency, bit coin, graphic cards etc.) but thought that valuation was extended and saw better risk/reward upside in other names. NVIDIA has been a strong

NUVEEN	7

Portfolio Managers’ Comments (continued)

performer but we were a little concerned on its overreliance in that one vertical and the optimistic forecasts embedded within the numbers and valuation. The stock was up materially during the reporting period, as other growth drivers were extremely strong. Individual positions that detracted included consumer discretionary holding O’Reilly Automotive Inc. The high quality auto aftermarket retailer underperformed during the reporting period due to various factors as winter weather hurt consumer demand during the first quarter of 2017 and rumors of Amazon entering the space created softness in the stock. We will remain patient and may add to the stock as valuation becomes more attractive. Additionally, consumer discretionary holding Macy’s, Inc. detracted from performance. The company reported disappointing same store sales and earnings. Macy’s is among a parade of retailers shutting stores and cutting jobs as shoppers increasingly opt to make purchases online.

Nuveen Symphony Low Volatility Equity Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the Lipper Multi-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to produce long-term returns superior to the market with lower absolute volatility than the broad equity market. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with varying market capitalizations.

The Fund is constructed of primarily large-capitalization stocks and targets 10% less volatility than the Russell 1000® Index. The Fund invests in high and low beta stocks across cyclical and defensive sectors, in contrast to other low volatility strategies that focus primarily on defensive sectors and stocks. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. During the reporting period, we maintained lower volatility in the Fund, in part, by slightly underweighting the energy sector and overweighting the industrials and financials sectors.

An underweight allocation to the telecom sector and individual holdings within the industrials sector contributed positively to relative performance versus the Russell 1000® Index. Several individual holdings also contributed to performance. A position in financial services holding Comerica Incorporated positively contributed to performance. After the Presidential election spurred expectations for faster rate hikes from the Fed, banks were positively impacted. This regional bank’s stock rallied due to its interest rate sensitivity, as it has a greater magnitude of floating rate loans, a solid deposit base and more earnings upside. Also contributing to performance was information technology holding PayPal Holdings, Inc. Lastly, in the industrial sector, shares of aerospace and defense firm Boeing Company rose steadily throughout the reporting period. Particularly in January 2017, Boeing’s shares surged following the company’s fourth-quarter earnings report, which showed that profits beat analysts’ estimates. Company management also lifted guidance again for 2017 based on aggressive cost cutting, improved productivity and optimism surrounding President Trump’s pro-business agenda. Investors are also likely anticipating that Boeing will benefit from increased U.S. defense spending.

Stock selection in the Fund’s consumer staples, consumer discretionary and energy sectors negatively impacted performance during the reporting period and contributed to the Fund’s underperformance versus its benchmark. The Fund did not have a position in NVIDIA Corporation, which was a strong performer for the benchmark during the reporting period. We have been reluctant to get involved with this company. We were familiar with the name and the drivers (i.e. crypto currency, bit coin, graphic cards etc.) but thought that valuation was extended and saw better risk/reward upside in other names. NVIDIA has been a strong performer but we were a little concerned on its overreliance in that one vertical and the optimistic forecasts embedded within the numbers and valuation. The stock was up materially during the reporting period, as other growth drivers were extremely strong. The Fund was also negatively impacted by a position in Patterson-UTI Energy, Inc. We exited the position as we were positive on an uptick in domestic drilling and thought that in that scenario land drillers positively exposed to domestic drilling who also had sand operations would benefit more than peers. What we under appreciated was that the ability for Patterson and peers to quickly bring on more sand supply which more than overwhelmed the potential favorable pricing environment from a drilling perspective. Lastly, consumer discretionary holding O’Reilly Automotive Inc. also detracted from performance. The high quality auto aftermarket retailer underperformed during the reporting period due to various factors as winter weather hurt consumer demand during the quarter, and rumors of Amazon entering the space created softness in the stock. However, the company reported solid quarterly results, marking eight consecutive quarters of earnings growth.

8	NUVEEN

Nuveen Symphony Mid-Cap Core Fund

The Fund’s Class A Shares at NAV underperformed both the Russell Midcap® Index and the Lipper Multi-Cap Core Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of diversified, mid-cap stocks with sustainable earnings growth over the long term. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell Midcap® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. The Fund consists of mid-capitalization core equities that are selected using a multi-faceted investment process that incorporates fundamental research, a comprehensive market outlook and proactive risk management.

The portfolio invests in high quality companies with growth potential and attractive valuations, seeking to maximize upside potential while maintaining a consistent risk profile. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.

During the reporting period, the Fund’s holdings in the real estate, financials and telecom sectors contributed positively to relative performance. Individual holdings that contributed to performance included a position in financial services holding CBOE Holdings Inc. The company completed its acquisition of rival Bats Global Markets and became the leading option market exchange provider. The company is also improving its operating margin through cost synergies from the acquisition. We continued to hold the position as we believe there is additional upside to fundamentals and valuation. Also contributing to performance was consumer discretionary holding Marriott International, Inc. The company reported solid earnings during the reporting period. In addition, Marriott revised its 2017 growth guidance higher on the heels of a strong first quarter 2017. Lastly, industrial holding Albemarle Corporation also positively contributed to performance. Albemarle, a leading specialty chemical company is seeing significant momentum in its lithium business. Sales from its lithium and advanced materials unit increased significantly, supported by favorable pricing and higher sales volume.

Individual stock selection within the information technology and health care sectors negatively impacted the Fund’s relative performance during the reporting period, which contributed to the Fund’s underperformance versus its benchmark. The Fund did not have a position in NVIDIA Corporation, which was a strong performer for the benchmark during the reporting period. We have been reluctant to get involved with this company. We were familiar with the name and the drivers (ie. crypto currency, bitcoin, graphic cards etc.) but thought that valuation was extended and saw better risk/reward upside in other names. NVIDIA has been a strong performer but we were a little concerned on its overreliance in that one vertical and the optimistic forecasts embedded within the numbers and valuation. Also detracting was energy sector holding Babcock & Wilcox Enterprises, Inc. The energy product and services company reported worse than expected results and lowered guidance during the reporting period, negatively impacting the strategy’s performance as the stock sold off. Lastly, US Silica Holdings Inc. detracted from performance as the industrial and specialty products company posted results in line with consensus, but has been negatively impacted during the reporting period as oil and gas producers sold off due to a combination of oversupply and weather related disasters. We have sold our holdings in both Babcock & Wilcock Enterprises and US Silica Holdings.

Nuveen Symphony Small Cap Core Fund

The Fund’s Class A Shares at NAV outperformed the Russell 2000® Index and the Lipper Small Cap-Core Funds Classification Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 2000® Index immediately after its most recent reconstitution.

NUVEEN	9

Portfolio Managers’ Comments (continued)

The goal of the portfolio construction process is to build a well-diversified portfolio that reflects the Russell 2000® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark.

The Fund consists of small-capitalization equities that are selected using a multi-faceted security selection process that incorporates fundamental research, a comprehensive market outlook and proactive risk management. The portfolio invests in high quality companies with growth potential and attractive valuations, seeking to maximize upside potential while maintaining a consistent risk profile. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.

During the reporting period, the Fund benefited from stock selection within the materials, consumer discretionary and information technology sectors. Individual holdings that contributed to performance were positions including consumer discretionary holdings Scientific Games Corporation. The leading provider of gaming and lottery systems rallied following the recent appointment of a new CEO who delivered on new cost saving initiatives, refinanced its debt to more favorable rates and reported solid earnings results. We believe the company will benefit further from its corporate restructuring and continue to own the stock. Also positively contributing was information technology holding Square, Inc., a mobile payment company. We added this holding to the portfolio based in part on its platform approach to small businesses offering point-of-sale transactions for tracking sales and inventory. The stock benefitted within the reporting period as both top line revenue growth and earnings continue to be strong. We continue to hold the position as we expect their business services platform to grow as they roll out additional services. Lastly, materials holding AdvanSix, Inc. contributed to performance. A leading materials manufacturer generated strong results during the reporting period, as the company reported strong results across a number of metrics including production output, income and improved operating cash flow. We continue to be overweight AdvanSix as fundamentals remain strong in the sector as the U.S. economy continues to expand benefitting the sector and company.

Stock selection within the energy, industrials and health care sectors negatively impacted performance. Individual holdings that detracted from performance included energy sector holding Babcock & Wilcox Enterprises, Inc. The energy product and services company reported worse than expected results and lowered guidance during the reporting period, negatively impacting the strategy’s performance as the stock sold off. We have sold our holding in Babcock & Wilcock Enterprises.

Also detracting from performance were health care holdings Tandem Diabetes Care Inc. and Horizon Pharma Plc. Tandem Diabetes, is a medical device company that designs, develops and sells insulin pumps. Despite the favorable secular backdrop the firm was unable to execute on its vision, had a variety of production issues and therefore, we exited the position. Horizon Phama Plc, is a specialty pharmaceutical company that was in the crosshairs of price deflation and a negative news cycle. The firm reported earnings that were lower than expectations and reduced its forward guidance. We exited the position as the sector backdrop proved challenging and a recovery seemed challenging.

10	NUVEEN

Risk Considerations

Nuveen Symphony International Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as smaller company risk, are described in detail in the Fund’s prospectus.

Nuveen Symphony Large-Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as investment focus (growth style) risk, are described in detail in the Fund’s prospectus.

Nuveen Symphony Low Volatility Equity Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s stated investment objectives will be achieved. Equity investments, such as those held by the Fund, may decline significantly in price over short or extended periods of time. Therefore, even if the Fund is able to maintain a portfolio with lower volatility than the broad equity market, the Fund’s returns and the value of the Fund’s shares will be volatile.

Nuveen Symphony Mid-Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk or the risk of decline. Medium-sized or mid-cap company stocks are typically subject to greater volatility.

Nuveen Symphony Small Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as currency and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

NUVEEN	11

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12	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	13

Fund Performance and Expense Ratios (continued)

Nuveen Symphony International Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	21.27%	8.48%	1.82%
Class A Shares at maximum Offering Price	14.31%	7.21%	1.17%
MSCI EAFE Index	19.10%	8.38%	1.96%
Lipper International Multi-Cap Core Funds Classification Average	18.94%	8.17%	2.03%

Class C Shares	20.37%	7.67%	1.06%
Class R3 Shares	20.95%	8.21%	6.70%
Class I Shares	21.55%	8.75%	2.07%

Since inception returns for Class A, Class C, and Class I Shares, and for the comparative index and Lipper category average, are from 5/30/08. Since inception returns for Class R3 Shares are from 10/05/10. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.82%	2.58%	2.08%	1.57%
Net Expense Ratios	1.20%	1.95%	1.45%	0.95%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.38% after July 31, 2019) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

14	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	15

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	19.94%	12.98%	9.13%
Class A Shares at maximum Offering Price	13.03%	11.65%	8.49%
Russell 1000® Growth Index	21.94%	15.26%	9.08%
Lipper Large-Cap Growth Funds Classification Average	20.13%	13.94%	7.80%

Class C Shares	19.04%	12.15%	8.33%
Class I Shares	20.22%	13.27%	9.40%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	19.64%	12.70%	14.26%

Since inception returns for Class R3 Shares are from 9/29/09. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.13%	1.88%	1.38%	0.88%

16	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Low Volatility Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	14.51%	12.59%	7.55%
Class A Shares at maximum Offering Price	7.94%	11.26%	6.91%
Russell 1000® Index	18.54%	14.27%	7.55%
S&P 500® Index	18.61%	14.22%	7.44%
Lipper Multi-Cap Core Funds Classification Average	17.08%	12.81%	6.20%

Class C Shares	13.63%	11.74%	6.74%
Class I Shares	14.79%	12.86%	7.81%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	14.94%	12.19%

Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are no available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.19%	1.94%	0.81%	0.93%
Net Expense Ratios	1.01%	1.76%	0.64%	0.76%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.78% (1.45% after July 31, 2019) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the Total Annual Fund Operating Expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2019, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

18	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Mid-Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	13.98%	11.40%	6.94%
Class A Shares at maximum Offering Price	7.42%	10.08%	6.31%
Russell Midcap® Index	15.32%	14.26%	8.08%
Lipper Multi-Cap Core Funds Classification Average	17.08%	12.81%	6.20%

Class C Shares	13.17%	10.56%	6.14%
Class I Shares	14.29%	11.68%	7.21%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	13.71%	11.13%	13.42%

Since inception returns for Class R3 Shares are from 5/09/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.62%	2.37%	1.88%	1.37%
Net Expense Ratios	1.17%	1.92%	1.42%	0.92%

The Fund’s investment advisor has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do no exceed 0.93% (1.40% after July 31, 2019) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to the date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.

20	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Small Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	21.50%	7.85%
Class A Shares at maximum Offering Price	14.52%	6.19%
Russell 2000® Index	20.74%	9.33%
Lipper Small-Cap Core Funds Classification Average	18.57%	8.11%

Class C Shares	20.61%	7.05%
Class I Shares	21.81%	8.12%

Since inception returns are from 12/10/13. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.25%	3.42%	1.31%
Net Expense Ratios	1.30%	2.05%	1.05%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.09% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

22	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	23

Holding

Summaries as of September 30, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Symphony International Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	98.8%
Investment Companies	0.8%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Sanofi-Synthelabo, SA	1.9%
Novartis AG	1.8%
Allianz AG ORD Shares	1.7%
BASF AG	1.6%
Unilever NV	1.6%

Portfolio Composition

(% of net assets)

Banks	10.2%
Insurance	8.3%
Chemicals	7.5%
Pharmaceuticals	7.1%
Trading Companies & Distributors	4.6%
Automobiles	4.5%
Construction & Engineering	4.3%
Real Estate Management & Development	4.0%
Hotels, Restaurants & Leisure	3.8%
Software	3.8%
Metals & Mining	3.5%
Diversified Telecommunication Services	3.2%
Electric Utilities	2.5%
Food Products	2.0%
Diversified Financial Services	1.9%
Internet Software & Services	1.9%
Equity Real Estate Investment Trust	1.7%
Food & Staples Retailing	1.7%
Life Sciences Tools & Services	1.6%
Personal Products	1.6%
Other	19.1%
Investment Companies	0.8%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Country Allocation1

(% of net assets)

Japan	23.5%
United Kingdom	12.3%
Germany	7.2%
France	7.1%
Switzerland	6.5%
Canada	5.8%
Hong Kong	5.4%
Belgium	4.2%
Italy	3.5%
Australia	3.0%
Spain	2.9%
Other	18.2%
Other Assets Less Liabilities	0.4%
Net Assets	100%

1	Includes 8.4% (as a percentage of net assets) in emerging market countries.

24	NUVEEN

Nuveen Symphony Large-Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.9%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	11.7%
Internet Software & Services	8.9%
Biotechnology	5.8%
Internet & Direct Marketing Retail	5.3%
Technology Hardware, Storage & Peripherals	5.2%
Semiconductors & Semiconductor Equipment	5.0%
IT Services	4.6%
Health Care Equipment & Supplies	4.2%
Hotels, Restaurants & Leisure	4.1%
Aerospace & Defense	4.0%
Specialty Retail	3.6%
Health Care Providers & Services	3.3%
Media	2.8%
Chemicals	2.6%
Equity Real Estate Investment Trust	2.4%
Insurance	2.4%
Road & Rail	2.2%
Machinery	1.9%
Other	19.9%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Microsoft Corporation	5.6%
Apple, Inc.	5.2%
Alphabet Inc., Class A	5.1%
Amazon.com, Inc.	3.9%
Facebook Inc., Class A Shares	3.8%

NUVEEN	25

Holding Summaries as of September 30, 2017 (continued)

Nuveen Symphony Low Volatility Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	100.0%
Investment Companies	0.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Portfolio Composition

(% of net assets)

IT Services	9.5%
Insurance	8.1%
Software	6.2%
Banks	5.7%
Health Care Equipment & Supplies	5.1%
Pharmaceuticals	4.5%
Equity Real Estate Investment Trust	4.4%
Aerospace & Defense	4.3%
Commercial Services & Supplies	4.0%
Internet & Direct Marketing Retail	3.7%
Road & Rail	3.6%
Internet Software & Services	3.6%
Oil, Gas & Consumable Fuels	3.1%
Semiconductors & Semiconductor Equipment	3.0%
Multi-Utilities	2.7%
Household Products	2.6%
Chemicals	2.5%
Life Sciences Tools & Services	2.3%
Machinery	2.2%
Other	18.9%
Investment Companies	0.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Alphabet Inc., Class A	3.6%
Microsoft Corporation	2.9%
Amazon.com, Inc.	2.4%
Johnson & Johnson	2.4%
Visa Inc.	2.1%

26	NUVEEN

Nuveen Symphony Mid-Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	100.0%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Equity Real Estate Investment Trust	8.8%
Capital Markets	6.5%
Machinery	6.2%
Multi-Utilities	5.5%
IT Services	5.2%
Insurance	4.7%
Semiconductors & Semiconductor Equipment	4.7%
Chemicals	4.4%
Software	4.1%
Health Care Equipment & Supplies	3.9%
Oil, Gas & Consumable Fuels	3.7%
Hotels, Restaurants & Leisure	3.6%
Banks	3.3%
Specialty Retail	3.1%
Communications Equipment	2.8%
Building Products	2.1%
Beverages	1.8%
Life Sciences Tools & Services	1.8%
Airlines	1.8%
Health Care Providers & Services	1.6%
Electronic Equipment, Instruments & Components	1.6%
Other	18.8%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Masco Corporation	1.5%
Zimmer Biomet Holdings, Inc.	1.5%
DTE Energy Company	1.4%
Fidelity National Information Services	1.3%
Edwards Lifesciences Corporation	1.3%

NUVEEN	27

Holding Summaries as of September 30, 2017 (continued)

Nuveen Symphony Small Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	98.6%
Investment Companies	1.4%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	10.1%
Equity Real Estate Investment Trust	7.9%
Semiconductors & Semiconductor Equipment	7.5%
Chemicals	5.9%
Hotels, Restaurants & Leisure	5.8%
Consumer Finance	4.4%
Thrifts & Mortgage Finance	4.1%
Machinery	3.6%
Software	2.9%
Insurance	2.7%
Aerospace & Defense	2.7%
Health Care Equipment & Supplies	2.4%
Capital Markets	2.3%
Trading Companies & Distributors	2.3%
IT Services	2.3%
Building Products	2.2%
Commercial Services & Supplies	2.1%
Construction Materials	2.1%
Internet Software & Services	1.9%
Food Products	1.8%
Biotechnology	1.6%
Media	1.6%
Other	18.4%
Investment Companies	1.4%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Green Dot Corporation, Class A Shares	2.4%
Take-Two Interactive Software, Inc.	2.2%
Waste Connections Inc.	2.1%
Wintrust Financial Corporation	1.8%
Chemours Company	1.7%

28	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2017.

The beginning of the period is April 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony International Equity Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,128.00	$1,123.90	$1,126.70	$1,129.10
Expenses Incurred During the Period	$6.40	$10.38	$7.73	$5.07
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.05	$1,015.29	$1,017.80	$1,020.31
Expenses Incurred During the Period	$6.07	$9.85	$7.33	$4.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 1.45% and 0.95% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

NUVEEN	29

Expense Examples (continued)

Nuveen Symphony Large-Cap Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,105.20	$1,101.10	$1,103.70	$1,106.60
Expenses Incurred During the Period	$5.96	$9.90	$7.28	$4.65
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.40	$1,015.64	$1,018.15	$1,020.66
Expenses Incurred During the Period	$5.72	$9.50	$6.98	$4.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.13%, 1.88%, 1.38% and 0.88% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Symphony Low Volatility Equity Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,076.50	$1,072.50	$1,078.80	$1,077.80
Expenses Incurred During the Period	$5.26	$9.14	$3.44	$3.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.00	$1,016.24	$1,021.76	$1,021.26
Expenses Incurred During the Period	$5.11	$8.90	$3.35	$3.85

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.01%, 1.76%, 0.66%, and 0.76% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Symphony Mid-Cap Core Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,063.10	$1,059.20	$1,061.80	$1,064.40
Expenses Incurred During the Period	$6.10	$9.96	$7.44	$4.81
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.15	$1,015.39	$1,017.85	$1,020.41
Expenses Incurred During the Period	$5.97	$9.75	$7.28	$4.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.18%, 1.93%, 1.44% and 0.93% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

30	NUVEEN

Nuveen Symphony Small Cap Core Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,080.60	$1,076.90	$1,082.40
Expenses Incurred During the Period	$6.78	$10.67	$5.48
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.55	$1,014.79	$1,019.80
Expenses Incurred During the Period	$6.58	$10.35	$5.32

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05%, and 1.05% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

NUVEEN	31

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees of Nuveen Investment Trust II and Shareholders of

Nuveen Symphony International Equity Fund

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony Low Volatility Equity Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Small Cap Core Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony International Equity Fund, Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Low Volatility Equity Fund, Nuveen Symphony Mid-Cap Core Fund and Nuveen Symphony Small Cap Core Fund (separate portfolios of Nuveen Investment Trust II, hereafter referred to as the “Funds”) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

November 28, 2017

32	NUVEEN

Nuveen Symphony International Equity Fund

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.8%

	COMMON STOCKS – 98.8%

	Airlines – 0.6%

3,667	Lufthansa AG, (2)	$101,975

	Automobiles – 4.5%

1,574	Ferrari NV, (2)	174,160

11,090	Fiat Chrysler Automobiles NV, (2), (3)	198,748

7,464	Peugeot SA, (2)	177,682

1,845	Renault SA, (2)	181,285
	Total Automobiles	731,875

	Banks – 10.2%

353,000	Agricultural Bank of China, (2)	158,903

26,030	Bank Hapoalim BM, (2)	182,148

21,123	Bank of Ireland, (3)	173,009

20,246	HSBC Holdings PLC, (2)	200,148

9,668	Itau Unibanco Holding SA, Sponsored ADR	132,452

2,195	KBC Group NV, (2)	186,224

211,749	Lloyds Banking Group PLC, (2)	192,428

2,210	Royal Bank of Canada	170,991

7,708	Sberbank of Russia, Sponsored ADR, (2)	109,993

2,833	Toronto-Dominion Bank	159,502
	Total Banks	1,665,798

	Biotechnology – 0.8%

1,300	CSL Limited, (2)	136,855

	Building Products – 0.9%

4,000	Asahi Glass Company Limited, (2)	148,572

	Capital Markets – 0.9%

71,772	Reinet Investments SA	152,145

	Chemicals – 7.5%

2,519	BASF AG, (2)	268,365

2,040	Covestro AG, 144A, (2)	175,543

19,300	Mitsubishi Chemical Holdings Corporation, (2)	184,006

5,400	Mitusi Chemicals, (2)	164,254

1,000	Shin_Etsu Chemical Company Limited, (2)	89,500

1,178	Solvay SA, (2)	176,109

7,500	Tosoh Corporation, (2)	169,291
	Total Chemicals	1,227,068

NUVEEN	33

Nuveen Symphony International Equity Fund (continued)

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	Construction & Engineering – 4.3%

1,123	Compagnie d’Entreprises, (2)	$167,435

15,333	Fomento de Construcciones y Contratas SA, (2), (3)	153,655

3,400	Taisei Corporation, (2)	178,302

2,193	Vinci S.A, (2)	208,364
	Total Construction & Engineering	707,756

	Diversified Financial Services – 1.9%

1,868	Eurazeo SA, (2)	166,966

8,700	Orix Corporation, (2)	140,455
	Total Diversified Financial Services	307,421

	Diversified Telecommunication Services – 3.2%

4,400	Nippon Telegraph and Telephone Corporation, (2)	201,611

4,762	PT Telekomunikasi Indonesia, Sponsored ADR	163,337

17,439	Telekom Austria AG, (2)	158,204
	Total Diversified Telecommunication Services	523,152

	Electric Utilities – 2.5%

16,142	Enersis Americas SA, ADR	164,971

20,775	Iberdrola SA, (2)	161,539

21,500	Tokyo Electric Power Company Inc., (2), (3)	86,855
	Total Electric Utilities	413,365

	Electrical Equipment – 1.4%

9,009	ABB Limited, (2)	222,774

	Energy Equipment & Services – 0.5%

5,335	Tenaris SA, (2)	75,624

	Equity Real Estate Investment Trust – 1.7%

12,440	Land Securities Group PLC, (2)	162,244

15,000	Link REIT, (2)	121,980
	Total Equity Real Estate Investment Trust	284,224

	Food & Staples Retailing – 1.7%

26,255	Distribuidora Internacional de Alimentacion SA, (2), (3)	153,332

41,125	William Morrison Supermarkets PLC	129,007
	Total Food & Staples Retailing	282,339

	Food Products – 2.0%

4,145	Associated British Foods PLC, (2)	177,454

1,707	Nestle SA, (2)	143,288
	Total Food Products	320,742

	Gas Utilities – 1.1%

7,000	Tokyo Gas Company Limited, (2)	171,420

	Health Care Equipment & Supplies – 1.1%

3,400	Hoya Corporation, (2)	183,868

34	NUVEEN

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 3.8%

10,284	Aristicrat Leisure Limited, (2)	$169,866

1,990	Carnival Corporation, (2)	126,549

198,100	Genting Singapore PLC, (2)	171,300

1,593	Paddy Power Betfair PLC	158,943
	Total Hotels, Restaurants & Leisure	626,658

	Household Durables – 1.3%

5,600	Sony Corporation, (2)	208,929

	Household Products – 0.7%

6,000	Lion Corporation, (2)	109,632

	Independent Power & Renewable Electricity Producers – 0.4%

2,575	Endesa SA Chile, ADR	67,877

	Insurance – 8.3%

1,271	Allianz AG ORD Shares, (2)	285,450

4,261	ASR Nederland N.V	170,446

29,607	CGNU PLC, (2)	204,345

7,788	Manulife Financial Corporation	157,976

934	Muenchenener Rueckver AG, (2)	199,900

4,192	NN Group NV, (2)	175,546

5,842	Power Financial Corporation	162,045
	Total Insurance	1,355,708

	Internet Software & Services – 1.9%

20,914	Auto Trader Group PLC, 144A, (2)	110,028

2,700	mixi, Inc., (2)	130,399

1,500	Tencent Holdings Limited, (2)	65,581
	Total Internet Software & Services	306,008

	IT Services – 1.1%

25,000	Fujitsu Limited, (2)	186,064

	Life Sciences Tools & Services – 1.6%

674	ICON plc, (3)	76,755

709	Lonza AG, (2)	186,300
	Total Life Sciences Tools & Services	263,055

	Machinery – 1.0%

5,600	Hitachi Construction Machinery Co., Ltd, (2), (3)	165,960

	Media – 1.0%

45,631	Mediaset SpA, (2)	158,074

	Metals & Mining – 3.5%

5,516	Anglo American PLC, (2)	99,169

8,930	AngloGold Ashanti Limited, (2)	83,898

10,889	BHP Billiton PLC, (2)	192,147

NUVEEN	35

Nuveen Symphony International Equity Fund (continued)

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	Metals & Mining (continued)

3,640	Rio Tinto Limited, (2)	$190,790
	Total Metals & Mining	566,004

	Multiline Retail – 0.8%

1,227	Dollarama Inc.	134,260

	Multi-Utilities – 0.9%

6,108	RWE AG, (2)	138,957

	Paper & Forest Products – 1.0%

6,241	UPM-Kymmene Corporation, (2)	169,325

	Personal Products – 1.6%

4,364	Unilever NV, (2)	252,585

	Pharmaceuticals – 7.1%

3,337	Novartis AG, (2)	286,231

870	Roche Holdings AG, (2)	222,389

3,047	Sanofi-Synthelabo, SA, (2)	303,319

3,400	Shionogi & Company Limited, (2)	185,867

2,296	UCB SA, (2)	163,632
	Total Pharmaceuticals	1,161,438

	Professional Services – 1.1%

8,600	Recruit Holdings Company Limited, (2)	186,220

	Real Estate Management & Development – 4.0%

10,000	CK Asset Holdings Ltd, (2)	83,133

6,100	Hulic Company Limited, (2)	59,813

41,000	Kerry Properties Limited, (2)	170,296

76,500	Shimao Prpoerty Holdings Limited, (2)	166,832

11,000	Sun Hung Kai Properties Limited, (2)	179,193
	Total Real Estate Management & Development	659,267

	Road & Rail – 1.0%

2,007	Canadian National Railways Company	166,286

	Software – 3.8%

3,000	Konoami Corporation, (2)	144,430

6,800	Nexon Company Limited, (2), (3)	177,767

2,172	NICE Ltd, (2)	175,933

1,728	UbiSoft Entertainment S.A, (2), (3)	118,931
	Total Software	617,061

	Specialty Retail – 0.5%

17,287	JD Sports Fashion PLC, (2)	86,671

	Trading Companies & Distributors – 4.6%

11,800	Itochu Corporation, (2)	193,340

36	NUVEEN

Shares	Description (1)	Value

	Trading Companies & Distributors (continued)

25,400	Marubeni Corporation, (2)	$173,640

8,800	Mitsubishi Corporation, (2)	204,739

12,600	Sumitomo Corporation, (2)	181,407
	Total Trading Companies & Distributors	753,126

	Wireless Telecommunication Services – 1.0%

15,562	Mobile Telesystems SA, Sponsored ADR	162,467
	Total Long-Term Investments (cost $13,769,104)	16,158,605

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.8%

	INVESTMENT COMPANIES – 0.8%

131,638	BlackRock Liquidity Funds T-Fund Portfolio	$131,638
	Total Short-Term Investments (cost $131,638)	131,638
	Total Investments (cost $13,900,742) – 99.6%	16,290,243
	Other Assets Less Liabilities – 0.4%	63,167
	Net Assets – 100%	$16,353,410

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets .

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	37

Nuveen Symphony Large-Cap Growth Fund

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.9%

	COMMON STOCKS – 99.9%

	Aerospace & Defense – 4.0%

10,891	Boeing Company	$2,768,601

5,595	Huntington Ingalls Industries Inc.	1,266,932

5,976	Lockheed Martin Corporation	1,854,293
	Total Aerospace & Defense	5,889,826

	Airlines – 1.0%

27,583	Southwest Airlines Co.	1,544,096

	Auto Components – 0.4%

3,133	Lear Corporation	542,260

	Beverages – 1.9%

11,176	Coca-Cola Company	503,032

3,029	Constellation Brands, Inc., Class A	604,134

15,349	PepsiCo, Inc.	1,710,339
	Total Beverages	2,817,505

	Biotechnology – 5.8%

17,569	AbbVie Inc.	1,561,181

9,145	Amgen Inc.	1,705,085

4,183	Biogen Inc., (2)	1,309,781

3,836	BioMarin Pharmaceutical Inc., (2)	357,017

7,813	Celgene Corporation, (2)	1,139,292

17,314	Gilead Sciences, Inc.	1,402,780

1,063	Regeneron Pharmaceuticals, Inc., (2)	475,289

4,729	Vertex Pharmaceuticals Inc., (2)	718,997
	Total Biotechnology	8,669,422

	Building Products – 0.9%

33,873	Masco Corporation	1,321,386

	Capital Markets – 1.7%

14,937	Charles Schwab Corporation	653,344

14,439	Intercontinental Exchange Group, Inc.	991,959

7,614	MSCI Inc., Class A Shares	890,077
	Total Capital Markets	2,535,380

	Chemicals – 2.6%

11,102	LyondellBasell Industries NV	1,099,653

21,397	Olin Corporation	732,848

37,256	Valvoline, Inc.	873,653

38	NUVEEN

Shares	Description (1)	Value

	Chemicals (continued)

13,568	Westlake Chemical Corporation	$1,127,365
	Total Chemicals	3,833,519

	Communications Equipment – 1.1%

34,468	Ciena Corporation, (2)	757,262

5,890	Palo Alto Networks, Incorporated, (2)	848,749
	Total Communications Equipment	1,606,011

	Construction Materials – 0.9%

12,713	Eagle Materials Inc.	1,356,477

	Diversified Financial Services – 0.6%

23,905	Voya Financial Inc.	953,570

	Electrical Equipment – 1.1%

9,344	Rockwell Automation, Inc.	1,665,194

	Electronic Equipment, Instruments & Components – 0.7%

24,812	Trimble Navigation Limited, (2)	973,871

	Equity Real Estate Investment Trust – 2.4%

8,623	American Tower Corporation, REIT	1,178,592

3,614	Equinix Inc.	1,612,928

21,338	Gaming and Leisure Properties Inc.	787,159
	Total Equity Real Estate Investment Trust	3,578,679

	Food & Staples Retailing – 0.7%

20,537	Sysco Corporation	1,107,971

	Food Products – 0.6%

19,444	Lamb Weston Holding, Inc.	911,729

	Health Care Equipment & Supplies – 4.2%

22,551	Abbott Laboratories	1,203,322

5,553	Becton, Dickinson and Company	1,088,110

14,535	Danaher Corporation	1,246,812

11,658	Edwards Lifesciences Corporation, (2)	1,274,336

17,287	Hologic Inc., (2)	634,260

7,288	Zimmer Biomet Holdings, Inc.	853,352
	Total Health Care Equipment & Supplies	6,300,192

	Health Care Providers & Services – 3.3%

7,296	Anthem Inc.	1,385,364

7,135	CIGNA Corporation	1,333,817

11,343	UnitedHealth Group Incorporated	2,221,527
	Total Health Care Providers & Services	4,940,708

	Hotels, Restaurants & Leisure – 4.1%

4,838	Dominos Pizza Inc.	960,585

NUVEEN	39

Nuveen Symphony Large-Cap Growth Fund (continued)

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

12,326	Marriott International, Inc., Class A	$1,359,065

10,394	McDonald’s Corporation	1,628,532

7,840	Royal Caribbean Cruises Limited	929,353

24,034	Starbucks Corporation	1,290,866
	Total Hotels, Restaurants & Leisure	6,168,401

	Household Durables – 0.8%

4,959	Mohawk Industries Inc., (2)	1,227,402

	Industrial Conglomerates – 1.5%

16,167	Honeywell International Inc.	2,291,511

	Insurance – 2.4%

10,744	Lincoln National Corporation	789,469

15,878	Marsh & McLennan Companies, Inc.	1,330,735

29,066	Progressive Corporation	1,407,376
	Total Insurance	3,527,580

	Internet & Direct Marketing Retail – 5.3%

6,119	Amazon.com, Inc., (2)	5,882,501

1,123	Priceline Group Incorporated, (2)	2,056,011
	Total Internet & Direct Marketing Retail	7,938,512

	Internet Software & Services – 8.9%

7,822	Alphabet Inc., Class A, (2)	7,616,438

33,178	Facebook Inc., Class A Shares, (2)	5,669,125
	Total Internet Software & Services	13,285,563

	IT Services – 4.6%

15,004	Fidelity National Information Services	1,401,224

10,161	Leidos Holdings Inc.	601,734

13,971	MasterCard, Inc.	1,972,705

15,372	PayPal Holdings, Inc., (2)	984,269

17,696	Visa Inc.	1,862,327
	Total IT Services	6,822,259

	Life Sciences Tools & Services – 0.8%

6,492	Thermo Fisher Scientific, Inc.	1,228,286

	Machinery – 1.9%

14,225	Donaldson Company, Inc.	653,497

21,542	Fortive Corporation	1,524,958

6,261	Lincoln Electric Holdings Inc.	574,008
	Total Machinery	2,752,463

	Media – 2.8%

68,632	Comcast Corporation, Class A	2,640,959

33,197	Lions Gate Entertainment Corporation, Equity, (2)	1,055,333

40	NUVEEN

Shares	Description (1)	Value

	Media (continued)

5,345	Walt Disney Company	$526,857
	Total Media	4,223,149

	Oil, Gas & Consumable Fuels – 1.2%

16,600	Cheniere Energy Inc., (2)	747,664

17,996	ONEOK, Inc.	997,158
	Total Oil, Gas & Consumable Fuels	1,744,822

	Personal Products – 1.0%

13,272	Estee Lauder Companies Inc., Class A	1,431,252

	Pharmaceuticals – 1.8%

14,694	Bristol-Myers Squibb Company	936,596

7,859	Eli Lilly and Company	672,259

15,652	Zoetis Incorporated	997,971
	Total Pharmaceuticals	2,606,826

	Professional Services – 0.5%

6,456	Dun and Bradstreet Inc.	751,543

	Road & Rail – 2.2%

11,860	Landstar System	1,181,849

18,644	Union Pacific Corporation	2,162,145
	Total Road & Rail	3,343,994

	Semiconductors & Semiconductor Equipment – 5.0%

26,025	Applied Materials, Inc.	1,355,642

9,830	Broadcom Limited	2,384,168

13,120	Cavium Inc., (2)	865,133

22,487	Inphi Corporation, (2)	892,509

16,736	MA-COM Technology Solutions Holdings Incorporated, (2)	746,593

26,414	Mellanox Technologies, Limited, (2)	1,245,420
	Total Semiconductors & Semiconductor Equipment	7,489,465

	Software – 11.7%

12,325	Adobe Systems Incorporated, (2)	1,838,644

14,785	Electronic Arts Inc., (2)	1,745,517

11,473	Intuit, Inc.	1,630,772

112,300	Microsoft Corporation	8,365,227

14,429	Oracle Corporation	697,642

16,040	Parametric Technology Corporation, (2)	902,731

9,637	Red Hat, Inc., (2)	1,068,358

11,590	VMware Inc., (2)	1,265,512
	Total Software	17,514,403

	Specialty Retail – 3.6%

23,918	Home Depot, Inc.	3,912,028

9,482	Tiffany & Co.	870,258

NUVEEN	41

Nuveen Symphony Large-Cap Growth Fund (continued)

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	Specialty Retail (continued)

8,747	TJX Companies, Inc.	$644,916
	Total Specialty Retail	5,427,202

	Technology Hardware, Storage & Peripherals – 5.2%

49,796	Apple, Inc.	7,674,560

	Trading Companies & Distributors – 0.7%

28,783	HD Supply Holdings Inc., (2)	1,038,203
	Total Long-Term Investments (cost $95,427,950)	149,035,192
	Other Assets Less Liabilities – 0.1%	86,615
	Net Assets – 100%	$149,121,807

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets .

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

42	NUVEEN

Nuveen Symphony Low Volatility Equity Fund

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.0%

	COMMON STOCKS – 100.0%

	Aerospace & Defense – 4.3%

10,680	Boeing Company	$2,714,963

3,345	Huntington Ingalls Industries Inc.	757,442

4,677	Lockheed Martin Corporation	1,451,226

2,897	Northrop Grumman Corporation	833,525
	Total Aerospace & Defense	5,757,156

	Auto Components – 0.4%

6,880	Adient PLC	577,851

	Banks – 5.7%

52,444	Citizens Financial Group Inc.	1,986,054

25,546	Comerica Incorporated	1,948,138

24,291	Hancock Holding Company	1,176,899

19,275	JPMorgan Chase & Co.	1,840,955

8,423	Texas Capital BancShares, Inc., (2)	722,694
	Total Banks	7,674,740

	Beverages – 1.0%

16,676	Molson Coors Brewing Company, Class B	1,361,429

	Biotechnology – 1.7%

5,512	Amgen Inc.	1,027,712

4,239	Biogen Inc., (2)	1,327,316
	Total Biotechnology	2,355,028

	Building Products – 1.3%

19,262	Jeld-Wen Holding, Inc., (2)	684,186

26,780	Masco Corporation	1,044,688
	Total Building Products	1,728,874

	Capital Markets – 1.6%

23,249	Charles Schwab Corporation	1,016,911

15,823	Intercontinental Exchange Group, Inc.	1,087,040
	Total Capital Markets	2,103,951

	Chemicals – 2.5%

5,407	Air Products & Chemicals Inc.	817,647

28,987	Olin Corporation	992,805

5,014	Praxair, Inc.	700,656

11,101	Westlake Chemical Corporation	922,382
	Total Chemicals	3,433,490

NUVEEN	43

Nuveen Symphony Low Volatility Equity Fund (continued)

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	Commercial Services & Supplies – 4.0%

7,545	Cintas Corporation	$1,088,593

12,654	Republic Services, Inc.	835,923

16,050	Waste Connections Inc.	1,122,858

30,307	Waste Management, Inc.	2,372,129
	Total Commercial Services & Supplies	5,419,503

	Distributors – 0.6%

7,134	Pool Corporation	771,685

	Diversified Financial Services – 0.4%

14,195	Voya Financial Inc.	566,239

	Diversified Telecommunication Services – 0.7%

23,213	AT&T Inc.	909,253

	Equity Real Estate Investment Trust – 4.4%

7,898	American Tower Corporation, REIT	1,079,499

26,299	DCT Industrial Trust Inc.	1,523,238

49,772	Duke Realty Corporation	1,434,429

2,098	Equinix Inc.	936,337

11,416	Sun Communities Inc.	978,123
	Total Equity Real Estate Investment Trust	5,951,626

	Food & Staples Retailing – 0.4%

11,261	Sysco Corporation	607,531

	Food Products – 2.0%

18,229	Kraft Heinz Company	1,413,659

28,161	Lamb Weston Holding, Inc.	1,320,469
	Total Food Products	2,734,128

	Health Care Equipment & Supplies – 5.1%

40,172	Abbott Laboratories	2,143,578

4,877	Becton, Dickinson and Company	955,648

16,104	Danaher Corporation	1,381,401

3,429	Teleflex Inc.	829,715

13,812	Zimmer Biomet Holdings, Inc.	1,617,247
	Total Health Care Equipment & Supplies	6,927,589

	Health Care Providers & Services – 1.9%

8,352	CIGNA Corporation	1,561,323

3,956	Humana Inc.	963,800
	Total Health Care Providers & Services	2,525,123

	Hotels, Restaurants & Leisure – 1.7%

4,602	Dominos Pizza Inc.	913,727

12,131	Marriott International, Inc., Class A	1,337,564
	Total Hotels, Restaurants & Leisure	2,251,291

44	NUVEEN

Shares	Description (1)	Value

	Household Products – 2.6%

31,251	Church & Dwight Company Inc.	$1,514,111

10,457	Clorox Company	1,379,383

9,267	Colgate-Palmolive Company	675,101
	Total Household Products	3,568,595

	Industrial Conglomerates – 1.8%

17,169	Honeywell International Inc.	2,433,534

	Insurance – 8.1%

12,833	Ace Limited	1,829,344

20,058	AFLAC Incorporated	1,632,521

13,789	AON PLC	2,014,573

24,125	Marsh & McLennan Companies, Inc.	2,021,916

46,422	Progressive Corporation	2,247,753

11,710	Prudential Financial, Inc.	1,245,007
	Total Insurance	10,991,114

	Internet & Direct Marketing Retail – 3.7%

3,419	Amazon.com, Inc., (2)	3,286,855

929	Priceline Group Incorporated, (2)	1,700,832
	Total Internet & Direct Marketing Retail	4,987,687

	Internet Software & Services – 3.6%

5,041	Alphabet Inc., Class A, (2)	4,908,523

	IT Services – 9.5%

18,006	DXC Technology Company	1,546,355

21,118	Fidelity National Information Services	1,972,210

85,438	First Data Corporation, Class A Shares, (2)	1,541,302

9,291	Fiserv, Inc., (2)	1,198,167

16,692	MasterCard, Inc.	2,356,911

21,839	PayPal Holdings, Inc., (2)	1,398,351

27,316	Visa Inc.	2,874,736
	Total IT Services	12,888,032

	Life Sciences Tools & Services – 2.3%

12,061	Thermo Fisher Scientific, Inc.	2,281,941

4,984	Waters Corporation, (2)	894,728
	Total Life Sciences Tools & Services	3,176,669

	Machinery – 2.2%

4,331	Caterpillar Inc.	540,119

17,470	Fortive Corporation	1,236,701

12,899	Ingersoll Rand Company Limited, Class A	1,150,204
	Total Machinery	2,927,024

	Multi-Utilities – 2.7%

36,408	CenterPoint Energy, Inc.	1,063,478

NUVEEN	45

Nuveen Symphony Low Volatility Equity Fund (continued)

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	Multi-Utilities (continued)

36,262	CMS Energy Corporation	$1,679,656

14,299	WEC Energy Group, Inc.	897,691
	Total Multi-Utilities	3,640,825

	Oil, Gas & Consumable Fuels – 3.1%

9,297	Chevron Corporation	1,092,397

18,209	ONEOK, Inc.	1,008,961

12,827	Phillips 66	1,175,081

5,846	Pioneer Natural Resources Company	862,519
	Total Oil, Gas & Consumable Fuels	4,138,958

	Pharmaceuticals – 4.5%

18,129	Bristol-Myers Squibb Company	1,155,543

24,907	Johnson & Johnson	3,238,159

26,915	Merck & Company Inc.	1,723,367
	Total Pharmaceuticals	6,117,069

	Road & Rail – 3.6%

15,172	Landstar System	1,511,890

12,430	Norfolk Southern Corporation	1,643,743

15,348	Union Pacific Corporation	1,779,908
	Total Road & Rail	4,935,541

	Semiconductors & Semiconductor Equipment – 3.0%

8,041	Broadcom Limited	1,950,264

13,765	KLA-Tencor Corporation	1,459,090

10,011	Xilinx, Inc.	709,079
	Total Semiconductors & Semiconductor Equipment	4,118,433

	Software – 6.2%

12,785	Electronic Arts Inc., (2)	1,509,397

6,322	Intuit, Inc.	898,609

51,757	Microsoft Corporation	3,855,379

44,652	Oracle Corporation	2,158,924
	Total Software	8,422,309

	Specialty Retail – 1.8%

10,853	Home Depot, Inc.	1,775,117

6,793	Tiffany & Co.	623,461
	Total Specialty Retail	2,398,578

	Tobacco – 1.6%

13,499	Altria Group, Inc.	856,107

11,398	Philip Morris International	1,265,291
	Total Tobacco	2,121,398
	Total Long-Term Investments (cost $107,037,917)	135,430,776

46	NUVEEN

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.1%

	INVESTMENT COMPANIES – 0.1%

165,945	BlackRock Liquidity Funds T-Fund Portfolio	$165,945
	Total Short-Term Investments (cost $165,945)	165,945
	Total Investments (cost $107,203,862) – 100.1%	135,596,721
	Other Assets Less Liabilities – (0.1)%	(108,930)
	Net Assets – 100%	$135,487,791

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets .

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	47

Nuveen Symphony Mid-Cap Core Fund

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.0%

	COMMON STOCKS – 100.0%

	Aerospace & Defense – 1.3%

1,765	Huntington Ingalls Industries Inc.	$399,667

	Airlines – 1.8%

4,614	Delta Air Lines, Inc.	222,487

5,924	Southwest Airlines Co.	331,626
	Total Airlines	554,113

	Auto Components – 0.4%

757	Lear Corporation	131,022

	Banks – 3.3%

5,417	Citizens Financial Group Inc.	205,142

11,909	Fifth Third Bancorp	333,214

13,361	KeyCorp	251,454

16,137	Regions Financial Corporation	245,766
	Total Banks	1,035,576

	Beverages – 1.8%

885	Constellation Brands, Inc., Class A	176,513

2,161	Dr. Pepper Snapple Group	191,184

2,530	Molson Coors Brewing Company, Class B	206,549
	Total Beverages	574,246

	Biotechnology – 1.5%

2,568	BioMarin Pharmaceutical Inc., (2)	239,004

1,924	Incyte Pharmaceuticals Inc., (2)	224,608
	Total Biotechnology	463,612

	Building Products – 2.1%

5,485	Jeld-Wen Holding, Inc., (2)	194,827

12,183	Masco Corporation	475,259
	Total Building Products	670,086

	Capital Markets – 6.5%

3,603	CBOE Holdings Inc.	387,791

7,667	E*Trade Group Inc., (2)	334,358

4,981	Intercontinental Exchange Group, Inc.	342,195

2,504	Moody’s Corporation	348,582

2,976	MSCI Inc., Class A Shares	347,894

4,823	SEI Investments Company	294,492
	Total Capital Markets	2,055,312

48	NUVEEN

Shares	Description (1)	Value

	Chemicals – 4.4%

2,013	Albemarle Corporation	$274,392

5,224	Axalta Coating Systems Limited, (2)	151,078

1,861	Celanese Corporation, Series A	194,047

6,640	Olin Corporation	227,420

10,947	Valvoline, Inc.	256,707

3,488	Westlake Chemical Corporation	289,818
	Total Chemicals	1,393,462

	Commercial Services & Supplies – 1.3%

6,197	Republic Services, Inc.	409,374

	Communications Equipment – 2.8%

9,884	Ciena Corporation, (2)	217,152

2,899	Harris Corporation	381,740

1,941	Palo Alto Networks, Incorporated, (2)	279,698
	Total Communications Equipment	878,590

	Construction Materials – 1.1%

3,364	Eagle Materials Inc.	358,939

	Distributors – 0.7%

2,178	Pool Corporation	235,594

	Diversified Financial Services – 1.1%

8,684	Voya Financial Inc.	346,405

	Electrical Equipment – 1.3%

2,304	Rockwell Automation, Inc.	410,596

	Electronic Equipment, Instruments & Components – 1.6%

1,701	SYNNEX Corporation	215,194

7,018	Trimble Navigation Limited, (2)	275,456
	Total Electronic Equipment, Instruments & Components	490,650

	Energy Equipment & Services – 0.7%

10,103	Patterson-UTI Energy, Inc.	211,557

	Equity Real Estate Investment Trust – 8.8%

11,710	CareTrust REIT Inc.	222,958

5,909	DCT Industrial Trust Inc.	342,249

3,404	Digital Realty Trust Inc.	402,795

6,942	Duke Realty Corporation	200,068

715	Equinix Inc.	319,105

6,678	Gaming and Leisure Properties Inc.	246,351

5,810	Park Hotels & Resorts, Inc.	160,124

5,849	QTS Realty Trust Inc., Class A Shares	306,254

5,626	UDR Inc.	213,957

NUVEEN	49

Nuveen Symphony Mid-Cap Core Fund (continued)

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	Equity Real Estate Investment Trust (continued)

10,693	Weyerhaeuser Company	$363,883
	Total Equity Real Estate Investment Trust	2,777,744

	Food Products – 0.7%

4,585	Lamb Weston Holding, Inc.	214,991

	Health Care Equipment & Supplies – 3.9%

3,762	Edwards Lifesciences Corporation, (2)	411,224

5,572	Hologic Inc., (2)	204,437

158	Intuitive Surgical, Inc., (2)	165,249

3,968	Zimmer Biomet Holdings, Inc.	464,613
	Total Health Care Equipment & Supplies	1,245,523

	Health Care Providers & Services – 1.6%

1,309	CIGNA Corporation	244,705

5,817	Envision Healthcare Corporation, (2)	261,474
	Total Health Care Providers & Services	506,179

	Hotels, Restaurants & Leisure – 3.6%

1,524	Dominos Pizza Inc.	302,590

3,451	Marriott International, Inc., Class A	380,507

2,681	Royal Caribbean Cruises Limited	317,806

9,391	The Wendy’s Company	145,842
	Total Hotels, Restaurants & Leisure	1,146,745

	Household Durables – 1.3%

1,624	Mohawk Industries Inc., (2)	401,956

	Household Products – 0.4%

2,786	Church & Dwight Company Inc.	134,982

	Insurance – 4.7%

2,395	AON PLC	349,909

3,556	Lincoln National Corporation	261,295

8,445	Progressive Corporation	408,907

4,736	WR Berkley Corporation	316,081

4,035	XL Group Limited	159,181
	Total Insurance	1,495,373

	Internet & Direct Marketing Retail – 1.1%

2,509	Expedia, Inc.	361,145

	IT Services – 5.2%

3,680	Amdocs Limited	236,697

4,408	Fidelity National Information Services	411,663

17,097	First Data Corporation, Class A Shares, (2)	308,430

2,748	Fiserv, Inc., (2)	354,382

50	NUVEEN

Shares	Description (1)	Value

	IT Services (continued)

4,593	Vantiv Inc., (2)	$323,669
	Total IT Services	1,634,841

	Life Sciences Tools & Services – 1.8%

5,915	Agilent Technologies, Inc.	379,743

6,122	Bruker Biosciences Corporation	182,130
	Total Life Sciences Tools & Services	561,873

	Machinery – 6.2%

5,850	Donaldson Company, Inc.	268,749

4,898	Fortive Corporation	346,729

1,742	John Bean Technologies Corporation	176,116

2,913	Lincoln Electric Holdings Inc.	267,064

2,235	Stanley Black & Decker Inc.	337,418

3,985	Timken Company	193,472

15,473	Welbilt Incorporation, (2)	356,653
	Total Machinery	1,946,201

	Media – 0.7%

6,711	Lions Gate Entertainment Corporation, Equity, (2)	213,343

	Metals & Mining – 0.8%

19,082	Freeport-McMoRan, Inc.	267,911

	Multi-Utilities – 5.5%

5,364	Ameren Corporation	310,254

12,382	CenterPoint Energy, Inc.	361,678

7,733	CMS Energy Corporation	358,192

4,186	DTE Energy Company	449,409

9,442	MDU Resources Group Inc.	245,020
	Total Multi-Utilities	1,724,553

	Oil, Gas & Consumable Fuels – 3.7%

4,960	Cheniere Energy Inc., (2)	223,398

2,394	Concho Resources Inc., (2)	315,338

2,682	HollyFrontier Company	96,472

12,949	Marathon Oil Corporation	175,588

6,235	ONEOK, Inc.	345,481
	Total Oil, Gas & Consumable Fuels	1,156,277

	Professional Services – 0.5%

1,364	Dun and Bradstreet Inc.	158,783

	Road & Rail – 1.5%

3,318	Kansas City Southern Industries	360,600

999	Landstar System	99,551
	Total Road & Rail	460,151

NUVEEN	51

Nuveen Symphony Mid-Cap Core Fund (continued)

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment – 4.7%

4,805	Cavium Inc., (2)	$316,842

7,328	Inphi Corporation, (2)	290,848

4,172	MA-COM Technology Solutions Holdings Incorporated, (2)	186,113

6,824	Mellanox Technologies, Limited, (2)	321,751

5,016	Microsemi Corporation, (2)	258,224

5,498	Veeco Instruments Inc., (2)	117,657
	Total Semiconductors & Semiconductor Equipment	1,491,435

	Software – 4.1%

6,875	Barracuda Networks Inc., (2)	166,581

2,406	Electronic Arts Inc., (2)	284,052

1,772	Intuit, Inc.	251,872

5,106	Parametric Technology Corporation, (2)	287,366

2,757	Red Hat, Inc., (2)	305,641
	Total Software	1,295,512

	Specialty Retail – 3.1%

1,676	Burlington Store Inc., (2)	159,991

2,563	Lithia Motors Inc.	308,354

1,025	O’Reilly Automotive Inc., (2)	220,754

3,065	Tiffany & Co.	281,306
	Total Specialty Retail	970,405

	Textiles, Apparel & Luxury Goods – 1.5%

3,079	Carter’s Inc	304,051

11,040	Under Armour, Inc., (2)	181,939
	Total Textiles, Apparel & Luxury Goods	485,990

	Trading Companies & Distributors – 0.9%

7,886	HD Supply Holdings Inc., (2)	284,448
	Total Long-Term Investments (cost $25,593,810)	31,555,162
	Other Assets Less Liabilities – (0.0)%	(10,679)
	Net Assets – 100%	$31,544,483
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

52	NUVEEN

Nuveen Symphony Small Cap Core Fund

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.6%

	COMMON STOCKS – 98.6%

	Aerospace & Defense – 2.7%

7,649	BWX Technologies, Inc.	$428,497

1,975	Huntington Ingalls Industries Inc.	447,219
	Total Aerospace & Defense	875,716

	Airlines – 0.8%

7,608	Spirit Airline Holdings, (2)	254,183

	Auto Components – 1.2%

4,467	Adient PLC	375,183

	Banks – 10.1%

8,752	Bank of the Ozarks, Inc.	420,534

5,856	Banner Corporation	358,856

7,271	FCB Financial Holdings, Inc., Class A Shares, (2)	351,189

8,172	German American Bancorp, Inc.	310,781

5,499	Hancock Holding Company	266,426

3,543	IberiaBank Corporation	291,057

7,385	Trico Bancshares	300,939

7,697	Western Alliance Bancorporation, (2)	408,557

7,264	Wintrust Financial Corporation	568,844
	Total Banks	3,277,183

	Beverages – 0.8%

1,127	Coca-Cola Bottling Company Consolidated	243,150

	Biotechnology – 1.6%

6,365	Bioverativ, Inc., (2)	363,251

2,530	Eagle Pharmaceuticals Inc., (2)	150,889
	Total Biotechnology	514,140

	Building Products – 2.2%

15,895	Armstrong Flooring, Inc, (2)	250,346

13,154	Jeld-Wen Holding, Inc., (2)	467,230
	Total Building Products	717,576

	Capital Markets – 2.3%

9,088	LPL Investments Holdings Inc.	468,668

4,720	Piper Jaffray Companies	280,132
	Total Capital Markets	748,800

	Chemicals – 5.9%

11,189	AdvanSix, Inc., (2)	444,763

NUVEEN	53

Nuveen Symphony Small Cap Core Fund (continued)

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	Chemicals (continued)

10,814	Chemours Company	$547,296

9,874	GCP Applied Technologies, Inc., (2)	303,132

3,979	Ingevity Corporation, (2)	248,568

11,119	Olin Corporation	380,826
	Total Chemicals	1,924,585

	Commercial Services & Supplies – 2.1%

9,894	Waste Connections Inc.	692,184

	Construction & Engineering – 0.9%

6,250	MasTec Inc., (2)	290,000

	Construction Materials – 2.1%

3,385	Eagle Materials Inc.	361,180

10,073	Summit Materials, Inc., Class A Shares, (2)	322,638
	Total Construction Materials	683,818

	Consumer Finance – 4.4%

28,796	Enova International, Inc., (2)	387,306

15,396	Green Dot Corporation, Class A Shares, (2)	763,334

17,720	Santander Consumer USA Holdings Inc.	272,356
	Total Consumer Finance	1,422,996

	Containers & Packaging – 0.7%

4,266	Berry Plastics Corporation, (2)	241,669

	Distributors – 1.2%

3,565	Pool Corporation	385,626

	Diversified Telecommunication Services – 0.2%

47,554	Globalstar, Inc., (2)	77,513

	Electronic Equipment, Instruments & Components – 1.2%

3,036	SYNNEX Corporation	384,084

	Energy Equipment & Services – 0.8%

13,021	Patterson-UTI Energy, Inc.	272,660

	Equity Real Estate Investment Trust – 7.9%

20,690	CareTrust REIT Inc.	393,938

6,974	CyrusOne Inc.	410,978

5,949	DCT Industrial Trust Inc.	344,566

17,872	Four Corners Property Trust, Inc.	445,370

3,386	PS Business Parks Inc.	452,031

7,309	STAG Industrial Inc.	200,778

3,593	Sun Communities Inc.	307,848
	Total Equity Real Estate Investment Trust	2,555,509

54	NUVEEN

Shares	Description (1)	Value

	Food & Staples Retailing – 1.2%

13,988	Performance Food Group Company, (2)	$395,161

	Food Products – 1.8%

8,246	B&G Foods Inc.	262,635

7,156	Lamb Weston Holding, Inc.	335,545
	Total Food Products	598,180

	Gas Utilities – 0.9%

3,799	Spire, Inc.	283,595

	Health Care Equipment & Supplies – 2.4%

8,020	K2M Group Holdings Inc., (2)	170,104

9,594	Merit Medical Systems, Inc., (2)	406,306

766	Teleflex Inc.	185,349
	Total Health Care Equipment & Supplies	761,759

	Health Care Providers & Services – 1.4%

3,471	HealthSouth Corporation	160,881

6,946	Tivity Health Inc., (2)	283,397
	Total Health Care Providers & Services	444,278

	Health Care Technology – 0.9%

17,836	Quality Systems Inc.	280,560

	Hotels, Restaurants & Leisure – 5.8%

17,758	Eldorado Resorts Inc., (2)	455,493

21,089	La Quinta Holdings Inc., (2)	369,058

22,941	Penn National Gaming, Inc., (2)	536,590

11,397	Scientific Games Corporation, (2)	522,552
	Total Hotels, Restaurants & Leisure	1,883,693

	Household Products – 0.8%

2,221	WD 40 Company	248,530

	Insurance – 2.7%

6,038	Argo Group International Holdings Inc	371,337

2,958	Primerica Inc.	241,225

5,362	Valdius Holdings Limited	263,864
	Total Insurance	876,426

	Internet Software & Services – 1.9%

16,332	Box, Inc., Class A Shares, (2)	315,534

7,242	GoDaddy, Inc., Class A Shares, (2)	315,100
	Total Internet Software & Services	630,634

	IT Services – 2.3%

14,146	Square Inc., (2)	407,547

2,896	WEX, Inc., (2)	324,989
	Total IT Services	732,536

NUVEEN	55

Nuveen Symphony Small Cap Core Fund (continued)

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	Life Sciences Tools & Services – 1.3%

3,885	Charles River Laboratories International, Inc., (2)	$419,658

	Machinery – 3.6%

9,718	Chart Industries, Inc., (2)	381,237

3,741	John Bean Technologies Corporation	378,215

18,052	Welbilt Incorporation, (2)	416,099
	Total Machinery	1,175,551

	Media – 1.6%

4,220	Liberty LiLAC Group, Class A Shares, (2)	100,267

6,505	Nexstar Broadcasting Group, Inc.	405,262
	Total Media	505,529

	Multi-Utilities – 1.1%

7,290	Unitil Corp	360,564

	Oil, Gas & Consumable Fuels – 0.9%

11,698	CVTR Energy Inc.	302,978

	Pharmaceuticals – 1.2%

9,759	Catalent, Inc., (2)	389,579

	Road & Rail – 0.9%

4,050	Genesee & Wyoming Inc., (2)	299,741

	Semiconductors & Semiconductor Equipment – 7.5%

19,145	Axcelis Technologies Inc., (2)	523,616

18,926	Cypress Semiconductor Corporation	284,269

8,950	Inphi Corporation, (2)	355,225

10,224	Integrated Device Technology, Inc., (2)	271,754

7,168	MA-COM Technology Solutions Holdings Incorporated, (2)	319,764

4,084	Microsemi Corporation, (2)	210,244

5,064	Synaptics, Inc., (2)	198,408

11,883	Veeco Instruments Inc., (2)	254,296
	Total Semiconductors & Semiconductor Equipment	2,417,576

	Software – 2.9%

8,788	Barracuda Networks Inc., (2)	212,933

7,063	Take-Two Interactive Software, Inc., (2)	722,051
	Total Software	934,984

	Thrifts & Mortgage Finance – 4.1%

3,617	Meta Financial Group, Inc.	283,573

10,449	PHH Corporation, (2)	145,555

16,924	Radian Group Inc.	316,309

12,721	United Financial Bancorp Inc.	232,667

6,719	Walker & Dunlop Inc., (2)	351,605
	Total Thrifts & Mortgage Finance	1,329,709

56	NUVEEN

Shares	Description (1)	Value

	Trading Companies & Distributors – 2.3%

4,790	Herc Holdings, Inc., (2)	$235,333

3,093	Watsco Inc.	498,189
	Total Trading Companies & Distributors	733,522
	Total Long-Term Investments (cost $24,709,978)	31,941,318

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.4%

	INVESTMENT COMPANIES – 1.4%

462,986	BlackRock Liquidity Funds T-Fund Portfolio	$462,986
	Total Short-Term Investments (cost $462,986)	462,986
	Total Investments (cost $25,172,964) – 100.0%	32,404,304
	Other Assets Less Liabilities – (0.0)%	(12,500)
	Net Assets – 100%	$32,391,804

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets .

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	57

Statement of

Assets and Liabilities	September 30, 2017 (Unaudited)

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Assets
Long-term investments, at value (cost $13,769,104, $95,427,950, $107,037,917, $25,593,810 and $24,709,978, respectively)	$16,158,605	$149,035,192	$135,430,776	$31,555,162	$31,941,318
Short-term investments, at value (cost approximates value)	131,638	—	165,945	—	462,986
Cash	5,449	—	—	—	240,922
Cash denominated in foreign currencies (cost $88,230, $—, $—, $— and $—, respectively)	86,291	—	—	—	—
Receivable for:
Dividends	49,095	26,278	89,439	27,201	25,677
Investments sold	—	766,134	338,057	204,475	—
Reclaims	30,757	—	—	—	—
Shares sold	88	69,829	138,084	1,416	1
Other assets	18,976	9,050	29,980	10,600	14,345
Total assets	16,480,899	149,906,483	136,192,281	31,798,854	32,685,249
Liabilities
Cash overdraft	—	54,065	—	22,920	—
Payable for:
Investments purchased	79,021	455,104	324,830	158,345	240,922
Shares redeemed	124	72,496	204,039	4,009	—
Accrued expenses:
Custodian fees	25,892	20,568	21,367	13,758	9,373
Management fees	1,114	81,621	63,584	10,007	19,590
Professional fees	18,482	19,880	19,619	15,121	14,967
Shareholder reporting expenses	1,223	17,818	22,584	10,529	7,621
Shareholder servicing agent fees	886	32,000	25,492	14,587	376
Trustees fees	116	1,006	941	217	207
12b-1 distribution and service fees	544	28,678	19,941	4,583	317
Other	87	1,440	2,093	295	72
Total liabilities	127,489	784,676	704,490	254,371	293,445
Net assets	$16,353,410	$149,121,807	$135,487,791	$31,544,483	$32,391,804

See accompanying notes to financial statements.

58	NUVEEN

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Class A Shares
Net assets	$1,902,382	$30,116,149	$23,973,236	$11,400,525	$651,504
Shares outstanding	89,557	781,220	770,807	270,449	24,426
Net asset value (“NAV”) per share	$21.24	$38.55	$31.10	$42.15	$26.67
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$22.54	$40.90	$33.00	$44.72	$28.30
Class C Shares
Net assets	$183,118	$24,452,079	$18,390,789	$2,758,700	$239,346
Shares outstanding	8,741	686,559	612,364	70,708	9,233
NAV and offering price per share	$20.95	$35.62	$30.03	$39.02	$25.92
Class R3 Shares
Net assets	$71,378	$5,236,730	$—	$8,790	$—
Shares outstanding	3,357	136,331	—	211	—
NAV and offering price per share	$21.26	$38.41	$—	$41.71	$—
Class R6 Shares
Net assets	$—	$—	$17,199,059	$—	$—
Shares outstanding	—	—	550,949	—	—
NAV and offering price per share	$—	$—	$31.22	$—	$—
Class I Shares
Net assets	$14,196,532	$89,316,849	$75,924,707	$17,376,468	$31,500,954
Shares outstanding	667,953	2,282,562	2,434,846	403,003	1,170,360
NAV and offering price per share	$21.25	$39.13	$31.18	$43.12	$26.92
Net assets consist of:
Capital paid-in	$13,546,748	$86,325,677	$102,184,212	$23,618,183	$24,195,265
Undistributed (Over-distribution of) net investment income	285,875	436,666	741,404	201,031	(7,466)
Accumulated net realized gain (loss)	128,399	8,752,222	4,169,316	1,763,917	972,665
Net unrealized appreciation (depreciation)	2,392,388	53,607,242	28,392,859	5,961,352	7,231,340
Net assets	$16,353,410	$149,121,807	$135,487,791	$31,544,483	$32,391,804
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

NUVEEN	59

Statement of

Operations	Year Ended September 30, 2017

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Investment Income (net of foreign tax withheld of $42,669, $—, $968, $406 and $712, respectively)	$414,614	$2,160,887	$2,625,468	$531,749	$278,977
Expenses
Management fees	116,450	974,708	949,953	241,277	238,129
12b-1 service fees – Class A Shares	4,385	112,051	78,391	29,130	1,167
12b-1 distribution and service fees – Class C Shares	1,833	249,635	187,504	26,017	2,452
12b-1 distribution and service fees – Class R3 Shares	318	24,910	—	61	—
Shareholder servicing agent fees	7,609	130,578	141,720	77,365	5,378
Custodian fees	65,926	48,099	49,627	33,003	23,218
Trustees fees	505	4,510	4,301	996	904
Professional fees	28,194	33,224	51,267	22,481	22,139
Shareholder reporting expenses	6,442	32,625	68,887	23,747	6,086
Federal and state registration fees	59,752	62,766	66,889	59,875	47,459
Other	8,142	14,340	15,939	8,027	6,868
Total expenses before fee waiver/expense reimbursement	299,556	1,687,446	1,614,478	521,979	353,800
Fee waiver/expense reimbursement	(137,074)	—	(297,590)	(166,776)	(41,543)
Net expenses	162,482	1,687,446	1,316,888	355,203	312,257
Net investment income (loss)	252,132	473,441	1,308,580	176,546	(33,280)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	1,292,038	12,442,769	5,773,092	1,841,723	1,262,183
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,670,711	13,895,281	11,984,529	2,217,781	4,540,219
Net realized and unrealized gain (loss)	2,962,749	26,338,050	17,757,621	4,059,504	5,802,402
Net increase (decrease) in net assets from operations	$3,214,881	$26,811,491	$19,066,201	$4,236,050	$5,769,122

See accompanying notes to financial statements.

60	NUVEEN

Statement of

Changes in Net Assets

	Symphony International Equity		Symphony Large-Cap Growth
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$252,132	$228,691	$473,441	$468,900
Net realized gain (loss) from investments and foreign currency	1,292,038	(1,123,454)	12,442,769	8,309,053
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,670,711	1,903,639	13,895,281	8,854,230
Net increase (decrease) in net assets from operations	3,214,881	1,008,876	26,811,491	17,632,183
Distributions to Shareholders
From net investment income:
Class A Shares	(23,537)	(20,116)	(157,864)	(221,978)
Class C Shares	(992)	(980)	—	—
Class R3 Shares	(569)	(453)	(1,776)	(352)
Class R6 Shares	—	—	—	—
Class I Shares	(196,352)	(199,511)	(341,612)	(342,848)
From accumulated net realized gains:
Class A Shares	—	(24,456)	(3,453,397)	(3,199,952)
Class C Shares	—	(4,701)	(1,678,200)	(1,100,338)
Class R3 Shares	—	(729)	(291,375)	(157,697)
Class R6 Shares	—	—	—	—
Class I Shares	—	(191,198)	(3,842,969)	(2,444,024)
Decrease in net assets from distributions to shareholders	(221,450)	(442,144)	(9,767,193)	(7,467,189)
Fund Share Transactions
Proceeds from sale of shares	1,673,581	1,569,918	42,300,399	36,512,956
Proceeds from shares issued to shareholders due to reinvestment of distributions	213,437	436,116	9,654,724	7,312,667
	1,887,018	2,006,034	51,955,123	43,825,623
Cost of shares redeemed	(5,304,388)	(2,402,921)	(73,103,707)	(73,103,126)
Net increase (decrease) in net assets from Fund share transactions	(3,417,370)	(396,887)	(21,148,584)	(29,277,503)
Net increase (decrease) in net assets	(423,939)	169,845	(4,104,286)	(19,112,509)
Net assets at the beginning of period	16,777,349	16,607,504	153,226,093	172,338,602
Net assets at the end of period	$16,353,410	$16,777,349	$149,121,807	$153,226,093
Undistributed (Over-distribution of) net investment income at the end of period	$285,875	$221,991	$436,666	$464,477

See accompanying notes to financial statements.

NUVEEN	61

Statement of Changes in Net Assets (continued)

	Symphony Low Volatility Equity		Symphony Mid-Cap Core
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$1,308,580	$1,368,558	$176,546	$21,285
Net realized gain (loss) from investments and foreign currency	5,773,092	856,238	1,841,723	1,080,774
Change in net unrealized appreciation (depreciation) of investments and foreign currency	11,984,529	9,275,471	2,217,781	1,498,791
Net increase (decrease) in net assets from operations	19,066,201	11,500,267	4,236,050	2,600,850
Distributions to Shareholders
From net investment income:
Class A Shares	(468,545)	(216,870)	—	—
Class C Shares	(76,295)	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares(1)	(239,686)	—	—	—
Class I Shares	(916,324)	(493,699)	—	—
From accumulated net realized gains:
Class A Shares	(438,159)	(1,049,468)	—	—
Class C Shares	(202,542)	(363,127)	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares(1)	(178,258)	—	—	—
Class I Shares	(701,106)	(1,687,629)	—	—
Decrease in net assets from distributions to shareholders	(3,220,915)	(3,810,793)	—	—
Fund Share Transactions
Proceeds from sale of shares	44,711,047	129,753,983	3,216,856	2,143,812
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,575,703	3,262,197	—	—
	47,286,750	133,016,180	3,216,856	2,143,812
Cost of shares redeemed	(77,024,469)	(78,860,956)	(10,258,933)	(8,410,497)
Net increase (decrease) in net assets from Fund share transactions	(29,737,719)	54,155,224	(7,042,077)	(6,266,685)
Net increase (decrease) in net assets	(13,892,433)	61,844,698	(2,806,027)	(3,665,835)
Net assets at the beginning of period	149,380,224	87,535,526	34,350,510	38,016,345
Net assets at the end of period	$135,487,791	$149,380,224	$31,544,483	$34,350,510
Undistributed (Over-distribution of) net investment income at the end of period	$741,404	$1,133,674	$201,031	$—

(1)     Class R6 Shares for Symphony Low Volatility Equity were established on June 30, 2016.

See accompanying notes to financial statements.

62	NUVEEN

	Symphony Small Cap Core
	Year Ended 9/30/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$(33,280)	$(11,961)
Net realized gain (loss) from investments and foreign currency	1,262,183	(242,531)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	4,540,219	2,676,590
Net increase (decrease) in net assets from operations	5,769,122	2,422,098
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
From accumulated net realized gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Decrease in net assets from distributions to shareholders	—	—
Fund Share Transactions
Proceeds from sale of shares	632,439	22,722,141
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—
	632,439	22,722,141
Cost of shares redeemed	(317,683)	(344,935)
Net increase (decrease) in net assets from Fund share transactions	314,756	22,377,206
Net increase (decrease) in net assets	6,083,878	24,799,304
Net assets at the beginning of period	26,307,926	1,508,622
Net assets at the end of period	$32,391,804	$26,307,926
Undistributed (Over-distribution of) net investment income at the end of period	$(7,466)	$(13,872)

See accompanying notes to financial statements.

NUVEEN	63

Financial

Highlights

Symphony International Equity

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/08)
2017	$17.73	$0.23	$3.49	$3.72	$(0.21)	$—	$(0.21)	$21.24
2016	17.11	0.21	0.83	1.04	(0.19)	(0.23)	(0.42)	17.73
2015	18.71	0.20	(1.65)	(1.45)	(0.15)	—	(0.15)	17.11
2014	17.95	0.36	0.58	0.94	(0.18)	—	(0.18)	18.71
2013	14.97	0.24	2.80	3.04	(0.06)	—	(0.06)	17.95
Class C (05/08)
2017	17.49	0.09	3.45	3.54	(0.08)	—	(0.08)	20.95
2016	16.88	0.05	0.84	0.89	(0.05)	(0.23)	(0.28)	17.49
2015	18.45	0.08	(1.64)	(1.56)	(0.01)	—	(0.01)	16.88
2014	17.71	0.20	0.59	0.79	(0.05)	—	(0.05)	18.45
2013	14.83	0.12	2.76	2.88	—	—	—	17.71
Class R3 (10/10)
2017	17.75	0.21	3.47	3.68	(0.17)	—	(0.17)	21.26
2016	17.13	0.15	0.84	0.99	(0.14)	(0.23)	(0.37)	17.75
2015	18.73	0.15	(1.64)	(1.49)	(0.11)	—	(0.11)	17.13
2014	17.97	0.27	0.63	0.90	(0.14)	—	(0.14)	18.73
2013	14.99	0.20	2.80	3.00	(0.02)	—	(0.02)	17.97
Class I (05/08)
2017	17.74	0.30	3.47	3.77	(0.26)	—	(0.26)	21.25
2016	17.12	0.24	0.84	1.08	(0.23)	(0.23)	(0.46)	17.74
2015	18.73	0.24	(1.65)	(1.41)	(0.20)	—	(0.20)	17.12
2014	17.96	0.33	0.67	1.00	(0.23)	—	(0.23)	18.73
2013	14.98	0.31	2.76	3.07	(0.09)	—	(0.09)	17.96

64	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

21.27%	$1,902	2.04%	0.37%	1.20%	1.21%	96%
6.07	1,697	1.86	0.65	1.31	1.20	82
(7.76)	1,573	1.85	0.59	1.34	1.10	186
5.25	707	2.21	1.04	1.35	1.90	42
20.33	108	3.18	(0.37)	1.35	1.46	18

20.37	183	2.80	(0.36)	1.95	0.49	96
5.25	220	2.62	(0.28)	2.06	0.27	82
(8.44)	332	2.58	(0.03)	2.09	0.45	186
4.48	238	3.11	0.04	2.10	1.06	42
19.42	216	3.90	(1.08)	2.10	0.73	18

20.95	71	2.29	0.29	1.45	1.12	96
5.78	59	2.12	0.32	1.56	0.88	82
(7.99)	55	2.06	0.33	1.60	0.80	186
5.01	60	2.61	0.44	1.60	1.45	42
20.02	57	3.44	(0.60)	1.60	1.24	18

21.55	14,197	1.79	0.76	0.95	1.60	96
6.34	14,802	1.61	0.84	1.06	1.40	82
(7.57)	14,647	1.55	0.82	1.09	1.27	186
5.55	17,731	2.00	0.85	1.10	1.75	42
20.61	6,806	2.80	0.16	1.10	1.86	18

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	65

Financial Highlights (continued)

Symphony Large-Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2017	$34.37	$0.12	$6.32	$6.44	$(0.09)	$(2.17)	$(2.26)	$38.55
2016	32.19	0.11	3.46	3.57	(0.09)	(1.30)	(1.39)	34.37
2015	33.53	0.12	0.49	0.61	(0.01)	(1.94)	(1.95)	32.19
2014	28.16	0.07	5.55	5.62	(0.10)	(0.15)	(0.25)	33.53
2013	25.19	0.21	2.98	3.19	(0.22)	—	(0.22)	28.16
Class C (12/06)
2017	32.06	(0.14)	5.87	5.73	—	(2.17)	(2.17)	35.62
2016	30.25	(0.14)	3.25	3.11	—	(1.30)	(1.30)	32.06
2015	31.84	(0.13)	0.48	0.35	—	(1.94)	(1.94)	30.25
2014	26.87	(0.16)	5.28	5.12	—	(0.15)	(0.15)	31.84
2013	24.03	0.01	2.87	2.88	(0.04)	—	(0.04)	26.87
Class R3 (09/09)
2017	34.25	0.03	6.31	6.34	(0.01)	(2.17)	(2.18)	38.41
2016	32.09	0.02	3.44	3.46	— *	(1.30)	(1.30)	34.25
2015	33.50	0.03	0.50	0.53	—	(1.94)	(1.94)	32.09
2014	28.14	(0.01)	5.55	5.54	(0.03)	(0.15)	(0.18)	33.50
2013	25.17	0.17	2.96	3.13	(0.16)	—	(0.16)	28.14
Class I (12/06)
2017	34.86	0.20	6.42	6.62	(0.18)	(2.17)	(2.35)	39.13
2016	32.63	0.18	3.52	3.70	(0.17)	(1.30)	(1.47)	34.86
2015	33.95	0.21	0.50	0.71	(0.09)	(1.94)	(2.03)	32.63
2014	28.51	0.15	5.61	5.76	(0.17)	(0.15)	(0.32)	33.95
2013	25.50	0.28	3.02	3.30	(0.29)	—	(0.29)	28.51

66	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

19.94%	$30,116	1.13%	0.35%	1.13%	0.35%	54%
11.25	56,435	1.13	0.32	1.13	0.32	56
1.88	81,230	1.13	0.35	1.13	0.35	65
20.04	74,479	1.16	0.23	1.16	0.23	71
12.83	70,314	1.21	0.81	1.21	0.81	128

19.04	24,452	1.88	(0.42)	1.88	(0.42)	54
10.42	26,181	1.88	(0.45)	1.88	(0.45)	56
1.13	25,881	1.88	(0.40)	1.88	(0.40)	65
19.13	26,012	1.91	(0.52)	1.91	(0.52)	71
12.01	22,624	1.96	0.05	1.96	0.05	128

19.64	5,237	1.38	0.08	1.38	0.08	54
10.94	4,626	1.38	0.05	1.38	0.05	56
1.64	3,845	1.38	0.10	1.38	0.10	65
19.76	3,225	1.41	(0.02)	1.41	(0.02)	71
12.56	2,738	1.46	0.65	1.46	0.65	128

20.22	89,317	0.88	0.57	0.88	0.57	54
11.53	65,984	0.88	0.55	0.88	0.55	56
2.16	61,383	0.88	0.60	0.88	0.60	65
20.31	64,333	0.91	0.48	0.91	0.48	71
13.13	43,910	0.96	1.06	0.96	1.06	128

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

NUVEEN	67

Financial Highlights (continued)

Symphony Low Volatility Equity

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/07)
2017	$27.75	$0.27	$3.69	$3.96	$(0.32)	$(0.29)	$(0.61)	$31.10
2016	26.25	0.27	2.25	2.52	(0.16)	(0.86)	(1.02)	27.75
2015	30.25	0.22	0.59	0.81	(0.34)	(4.47)	(4.81)	26.25
2014	25.41	0.31	4.71	5.02	(0.03)	(0.15)	(0.18)	30.25
2013	22.43	0.31	3.34	3.65	(0.24)	(0.43)	(0.67)	25.41
Class C (09/07)
2017	26.82	0.03	3.58	3.61	(0.11)	(0.29)	(0.40)	30.03
2016	25.43	0.07	2.18	2.25	—	(0.86)	(0.86)	26.82
2015	29.44	0.02	0.56	0.58	(0.12)	(4.47)	(4.59)	25.43
2014	24.88	0.10	4.61	4.71	—	(0.15)	(0.15)	29.44
2013	21.98	0.11	3.30	3.41	(0.08)	(0.43)	(0.51)	24.88
Class R6 (06/16)
2017	27.83	0.35	3.72	4.07	(0.39)	(0.29)	(0.68)	31.22
2016(e)	27.69	0.10	0.04	0.14	—	—	—	27.83
Class I (09/07)
2017	27.82	0.31	3.72	4.03	(0.38)	(0.29)	(0.67)	31.18
2016	26.32	0.34	2.25	2.59	(0.23)	(0.86)	(1.09)	27.82
2015	30.32	0.30	0.59	0.89	(0.42)	(4.47)	(4.89)	26.32
2014	25.46	0.42	4.69	5.11	(0.10)	(0.15)	(0.25)	30.32
2013	22.48	0.38	3.32	3.70	(0.29)	(0.43)	(0.72)	25.46

68	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

14.51%	$23,973	1.22%		0.73%	1.01%		0.94%		67%
9.74	44,168	1.19		0.83	1.03		0.99		68
2.77	25,421	1.21		0.63	1.05		0.79		53
19.86	5,927	1.26		0.89	1.06		1.10		125
16.88	4,370	2.72		(0.18)	1.22		1.32		84

13.63	18,391	1.97		(0.11)	1.76		0.10		67
8.94	19,109	1.94		0.09	1.78		0.25		68
1.99	8,060	1.96		(0.09)	1.80		0.07		53
19.01	2,063	2.00		0.17	1.81		0.36		125
15.95	1,090	3.49		(1.06)	1.97		0.46		84

14.94	17,199	0.87		1.00	0.66		1.21		67
0.51	17,748	0.82	*	1.18 *	0.64	*	1.35	*	68

14.79	75,925	0.97		0.86	0.76		1.08		67
9.99	68,354	0.93		1.11	0.78		1.26		68
3.03	54,054	0.96		0.90	0.80		1.06		53
20.17	44,878	0.95		1.31	0.80		1.46		125
17.14	2,218	2.51		0.06	0.97		1.60		84

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	69

Financial Highlights (continued)

Symphony Mid-Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/06)
2017	$36.98	$0.18	$4.99	$5.17	$—	$—	$—	$42.15
2016	34.35	(0.01)	2.64	2.63	—	—	—	36.98
2015	34.22	(0.06)	0.21	0.15	—	(0.02)	(0.02)	34.35
2014	30.11	(0.06)	4.54	4.48	—	(0.37)	(0.37)	34.22
2013	25.06	0.14	5.10	5.24	(0.19)	—	(0.19)	30.11
Class C (05/06)
2017	34.48	(0.10)	4.64	4.54	—	—	—	39.02
2016	32.27	(0.26)	2.47	2.21	—	—	—	34.48
2015	32.40	(0.32)	0.21	(0.11)	—	(0.02)	(0.02)	32.27
2014	28.74	(0.29)	4.32	4.03	—	(0.37)	(0.37)	32.40
2013	23.92	(0.07)	4.89	4.82	— *	—	—	28.74
Class R3 (05/09)
2017	36.69	0.08	4.94	5.02	—	—	—	41.71
2016	34.13	(0.09)	2.65	2.56	—	—	—	36.69
2015	34.10	(0.15)	0.20	0.05	—	(0.02)	(0.02)	34.13
2014	30.08	(0.15)	4.54	4.39	—	(0.37)	(0.37)	34.10
2013	25.04	0.06	5.11	5.17	(0.13)	—	(0.13)	30.08
Class I (05/06)
2017	37.73	0.29	5.10	5.39	—	—	—	43.12
2016	34.96	0.08	2.69	2.77	—	—	—	37.73
2015	34.75	0.03	0.21	0.24	(0.01)	(0.02)	(0.03)	34.96
2014	30.50	0.03	4.60	4.63	(0.01)	(0.37)	(0.38)	34.75
2013	25.39	0.21	5.15	5.36	(0.25)	—	(0.25)	30.50

70	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

13.98%	$11,401	1.69%	(0.05)%	1.18%	0.46%	66%
7.66	12,562	1.62	(0.32)	1.34	(0.03)	70
0.43	12,724	1.50	(0.28)	1.39	(0.17)	128
15.01	14,225	1.60	(0.38)	1.39	(0.17)	141
21.02	2,426	2.97	(1.09)	1.37	0.52	163

13.17	2,759	2.45	(0.78)	1.93	(0.26)	66
6.85	2,295	2.37	(1.07)	2.09	(0.79)	70
(0.34)	2,318	2.25	(1.03)	2.14	(0.92)	128
14.15	2,643	2.35	(1.14)	2.14	(0.92)	141
20.12	750	3.73	(1.87)	2.12	(0.25)	163

13.71	9	1.94	(0.31)	1.43	0.20	66
7.47	13	1.88	(0.50)	1.63	(0.25)	70
0.17	108	1.75	(0.53)	1.64	(0.42)	128
14.72	109	1.86	(0.69)	1.64	(0.47)	141
20.70	448	3.24	(1.40)	1.62	0.22	163

14.29	17,376	1.44	0.20	0.93	0.72	66
7.92	19,481	1.37	(0.07)	1.09	0.21	70
0.68	22,867	1.24	(0.03)	1.14	0.07	128
15.30	36,623	1.35	(0.11)	1.14	0.10	141
21.35	1,654	2.72	(0.86)	1.12	0.75	163

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

NUVEEN	71

Financial Highlights (continued)

Symphony Small Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income		From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/13)
2017	$21.95	$(0.08)	$4.80	$4.72	$—		$—	$—	$26.67
2016	19.72	(0.04)	2.27	2.23	—		—	—	21.95
2015	20.03	(0.07)	(0.24)	(0.31)	—		—	—	19.72
2014(e)	20.00	(0.03)	0.06	0.03	—		—	—	20.03
Class C (12/13)
2017	21.49	(0.26)	4.69	4.43	—		—	—	25.92
2016	19.46	(0.18)	2.21	2.03	—		—	—	21.49
2015	19.91	(0.24)	(0.21)	(0.45)	—		—	—	19.46
2014(e)	20.00	(0.15)	0.06	(0.09)	—		—	—	19.91
Class I (12/13)
2017	22.10	(0.02)	4.84	4.82	—		—	—	26.92
2016	19.80	(0.01)	2.31	2.30	—		—	—	22.10
2015	20.07	(0.02)	(0.25)	(0.27)	—	*	—	—	19.80
2014(e)	20.00	0.01	0.06	0.07	—		—	—	20.07

72	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

21.50%	$652	1.44%		(0.48)%	1.30%		(0.33)%	65%
11.36	273	2.28		(1.12)	1.34		(0.18)	54
(1.60)	117	6.53		(5.50)	1.36		(0.33)	86
0.15	50	4.83	**	(3.65)**	1.37	**	(0.19)**	51

20.61	239	2.19		(1.24)	2.05		(1.09)	65
10.49	177	3.46		(2.25)	2.10		(0.90)	54
(2.31)	184	7.59		(6.59)	2.11		(1.12)	86
(0.45)	50	5.58	**	(4.40)**	2.12	**	(0.94)**	51

21.81	31,501	1.19		(0.24)	1.05		(0.10)	65
11.67	25,858	1.35		(0.31)	1.09		(0.05)	54
(1.37)	1,208	6.21		(5.17)	1.11		(0.07)	86
0.35	1,042	4.58	**	(3.39)**	1.12	**	0.07 **	51
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 10, 2013 (commencement of operations) through September 30, 2014.
*	Rounds to less than $.01 per share.
**	Annualized

See accompanying notes to financial statements.

NUVEEN	73

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony International Equity Fund (“Symphony International Equity”), Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Low Volatility Equity Fund (“Symphony Low Volatility Equity”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”) and Nuveen Symphony Small Cap Core Fund (“Symphony Small Cap Core”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is September 30, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC (“The Sub Advisor”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Symphony International Equity, Symphony Large-Cap Growth, Symphony Mid-Cap Core and Symphony Small Cap Core is to seek long-term capital appreciation. Symphony Low Volatility Equity’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

74	NUVEEN

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (“the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs

NUVEEN	75

Notes to Financial Statements (continued)

reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing services (“pricing services”). As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony International Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,502,469	$13,656,136	$—	$16,158,605
Short-Term Investments:
Investment Companies	131,638	—	—	131,638
Total	$2,634,107	$13,656,136	$—	$16,290,243

76	NUVEEN

Symphony Large-Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$149,035,192	$—	$—	$149,035,192

Symphony Low Volatility Equity
Long-Term Investments*:
Common Stocks	$135,430,776	$—	$—	$135,430,776
Short-Term Investments:
Investment Companies	165,945	—	—	165,945
Total	$135,596,721	$—	$—	$135,596,721

Symphony Mid-Cap Core
Long-Term Investments*:
Common Stocks	$31,555,162	$—	$—	$31,555,162

Symphony Small Cap Core
Long-Term Investments*:
Common Stocks	$31,941,318	$—	$—	$31,941,318
Short-Term Investments:
Investment Companies	462,986	—	—	462,986
Total	$32,404,304	$—	$—	$32,404,304
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The table below presents the transfers in and out of the three valuation levels for the following Fund as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Symphony International Equity
Common Stock	$311,088	$—	$—	$(311,088)	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing service for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

NUVEEN	77

Notes to Financial Statements (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Symphony International Equity	Value	% of Net Assets
Country:
Japan	$3,848,574	23.5%
United Kingdom	2,003,617	12.3
Germany	1,170,190	7.2
France	1,156,547	7.1
Switzerland	1,060,982	6.5
Canada	951,060	5.8
Hong Kong	880,337	5.4
Belgium	693,400	4.2
Italy	565,082	3.5
Australia	498,868	3.0
Spain	468,526	2.9
Other	2,658,118	16.2
Total non-U.S. securities	$15,955,301	97.6%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

78	NUVEEN

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Symphony Large-Cap Growth, Symphony Low Volatility Equity and Symphony Small Cap Core each have an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which are not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/17		Year Ended 9/30/16
Symphony International Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	42,686	$790,202	69,498	$1,205,564
Class C	2,162	44,924	1,361	24,364
Class R3	23	432	277	4,669
Class I	44,616	838,023	19,783	335,321
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,007	17,424	2,486	44,099
Class C	43	730	186	3,252
Class R3	—	—	3	53
Class I	11,294	195,283	21,898	388,712
	101,831	1,887,018	115,492	2,006,034
Shares redeemed:
Class A	(49,836)	(917,131)	(68,226)	(1,165,377)
Class C	(6,037)	(114,346)	(8,636)	(147,063)
Class R3	—	—	(175)	(3,098)
Class I	(222,379)	(4,272,911)	(62,783)	(1,087,383)
	(278,252)	(5,304,388)	(139,820)	(2,402,921)
Net increase (decrease)	(176,421)	$(3,417,370)	(24,328)	$(396,887)

NUVEEN	79

Notes to Financial Statements (continued)

	Year Ended 9/30/17		Year Ended 9/30/16
Symphony Large-Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	153,339	$5,362,779	321,203	$10,605,862
Class C	48,399	1,573,395	76,037	2,342,912
Class R3	20,593	715,408	31,346	1,026,481
Class I	965,483	34,648,817	672,308	22,537,701
Shares issued to shareholders due to reinvestment of distributions:
Class A	110,223	3,604,932	103,016	3,418,261
Class C	55,265	1,675,638	35,450	1,100,000
Class R3	8,996	293,151	4,785	158,049
Class I	122,933	4,081,003	78,272	2,636,357
	1,485,231	51,955,123	1,322,417	43,825,623
Shares redeemed:
Class A	(1,124,324)	(39,671,474)	(1,305,466)	(43,034,818)
Class C	(233,842)	(7,625,892)	(150,354)	(4,626,043)
Class R3	(28,317)	(1,012,328)	(20,893)	(688,402)
Class I	(698,946)	(24,794,013)	(738,663)	(24,753,863)
	(2,085,429)	(73,103,707)	(2,215,376)	(73,103,126)
Net increase (decrease)	(600,198)	$(21,148,584)	(892,959)	$(29,277,503)

	Year Ended 9/30/17		Year Ended 9/30/16
Symphony Low Volatility Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	268,140	$7,656,530	1,043,504	$28,055,371
Class C	94,315	2,614,050	518,714	13,456,260
Class R6(1)	—	—	—	—
Class R6(1) – exchanges	—	—	670,358	18,562,218
Class I	1,192,066	34,440,467	2,588,269	69,680,134
Shares issued to shareholders due to reinvestment of distributions:
Class A	29,851	839,870	43,902	1,182,168
Class C	9,546	260,597	12,999	337,854
Class R6(1)	14,835	417,944	—	—
Class I	37,545	1,057,292	64,519	1,742,175
	1,646,298	47,286,750	4,942,265	133,016,180
Shares redeemed:
Class A	(1,118,707)	(32,146,406)	(464,282)	(12,621,383)
Class C	(204,099)	(5,707,686)	(136,044)	(3,552,211)
Class R6(1)	(101,556)	(2,980,000)	(32,688)	(920,000)
Class I	(1,251,746)	(36,190,377)	(1,579,490)	(43,205,144)
Class I – exchanges	—	—	(670,358)	(18,562,218)
	(2,676,108)	(77,024,469)	(2,882,862)	(78,860,956)
Net increase (decrease)	(1,029,810)	$(29,737,719)	2,059,403	$54,155,224

(1)	Class R6 Shares for Symphony Low Volatility Equity were established on June 30, 2016.

	Year Ended 9/30/17		Year Ended 9/30/16
Symphony Mid-Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	27,971	$1,097,057	30,800	$1,110,746
Class C	18,119	666,092	4,654	156,675
Class R3	160	6,140	241	8,406
Class I	35,931	1,447,567	24,157	867,985
	82,181	3,216,856	59,852	2,143,812
Shares redeemed:
Class A	(97,208)	(3,781,853)	(61,575)	(2,160,416)
Class C	(13,952)	(513,927)	(9,930)	(332,022)
Class R3	(295)	(11,671)	(3,067)	(109,929)
Class I	(149,223)	(5,951,482)	(162,036)	(5,808,130)
	(260,678)	(10,258,933)	(236,608)	(8,410,497)
Net increase (decrease)	(178,497)	$(7,042,077)	(176,756)	$(6,266,685)

80	NUVEEN

	Year Ended 9/30/17		Year Ended 9/30/16
Symphony Small Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	13,729	$335,289	8,091	$166,762
Class C	7,007	162,116	—	—
Class I	5,304	135,034	1,123,735	22,555,379
	26,040	632,439	1,131,826	22,722,141
Shares redeemed:
Class A	(1,744)	(42,981)	(1,581)	(34,062)
Class C	(5,986)	(147,245)	(1,251)	(24,800)
Class I	(5,096)	(127,457)	(14,558)	(286,073)
	(12,826)	(317,683)	(17,390)	(344,935)
Net increase (decrease)	13,214	$314,756	1,114,436	$22,377,206

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Purchases	$15,484,146	$79,315,924	$93,831,905	$21,263,362	$18,766,324
Sales	18,816,630	110,192,469	124,900,932	27,421,405	18,783,074

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2017.

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Tax cost of investments	$13,903,407	$95,886,930	$107,319,957	$25,651,374	$25,173,114
Gross unrealized:
Appreciation	$2,572,821	$54,061,899	$28,970,761	$6,347,367	$7,854,938
Depreciation	(185,985)	(913,637)	(693,997)	(443,579)	(623,748)
Net unrealized appreciation (depreciation) of investments	$2,386,836	$53,148,262	$28,276,764	$5,903,788	$7,231,190

NUVEEN	81

Notes to Financial Statements (continued)

Permanent differences, primarily due to federal taxes paid, tax equalization, net operating losses, expiration of capital loss carryforwards, foreign currency transactions, and investments in passive foreign investment companies resulted in reclassifications among the Funds’ components of net assets as of September 30, 2017, the Funds’ tax year end, as follows:

	Symphony International Equity	Symphony Large-Cap Growth	SymphonyLow Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Capital paid-in	$460	$1,858,514	$862,324	$(2,114)	$(47,459)
Undistributed (Over-distribution of) net investment income	33,202	—	—	24,485	39,686
Accumulated net realized gain (loss)	(33,662)	(1,858,514)	(862,324)	(22,371)	7,773

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2017, the Funds’ tax year end, were as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Undistributed net ordinary income[1]	$287,223	$1,525,100	$741,404	$344,562	$—
Undistributed net long-term capital gains	129,716	8,122,768	4,285,411	1,677,950	972,815
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2017 and September 30, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Distributions from net ordinary income[1]	$221,450	$501,252	$1,700,850	$—	$—
Distributions from net long-term capital gains	—	9,265,941	1,520,065	—	—

2016	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Distributions from net ordinary income[1]	$221,815	$563,645	$701,439	$—	$—
Distributions from net long-term capital gains	220,329	6,903,544	3,109,354	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

During the Funds’ tax year ended September 30, 2017, the following Funds utilized capital loss carrforwards as follows:

	Symphony International Equity	Symphony Small Cap Core
Utilized capital loss carryforwards	$1,127,348	$287,563

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Symphony Small Cap Core
Post-October capital losses[2]	$—
Late-year ordinary losses[3]	7,466
[2]	Capital losses incurred from November 1, 2016 through September 30, 2017, the Funds’ tax year end.
[3]	Ordinary losses incurred from January 1, 2017 through September 30, 2017 and/or specified losses incurred from November 1, 2016 through September 30, 2017.

82	NUVEEN

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period September 1, 2016 through July 31, 2017, the annual Fund-level fee, payable monthly, for each Fund, is calculated according to the following schedule:

Average Daily Net Assets	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
For the first $125 million	0.5500%	0.5000%	0.5000%	0.5500%	0.6500%
For the next $125 million	0.5375	0.4875	0.4875	0.5375	0.6375
For the next $250 million	0.5250	0.4750	0.4750	0.5250	0.6250
For the next $500 million	0.5125	0.4625	0.4625	0.5125	0.6125
For the next $1 billion	0.5000	0.4500	0.4500	0.5000	0.6000
For net assets over $2 billion	0.4750	0.4250	0.4250	0.4750	0.5750

Effective August 1, 2017, the annual Fund-Level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
For the first $125 million	0.5500%	0.5000%	0.5000%	0.5500%	0.6500%
For the next $125 million	0.5375	0.4875	0.4875	0.5375	0.6375
For the next $250 million	0.5250	0.4750	0.4750	0.5250	0.6250
For the next $500 million	0.5125	0.4625	0.4625	0.5125	0.6125
For the next $1 billion	0.5000	0.4500	0.4500	0.5000	0.6000
For the next $3 billion	0.4750	0.4250	0.4250	0.4750	0.5750
For the next $2.5 billion	0.4500	0.4000	0.4000	0.4500	0.5500
For the next $2.5 billion	0.4375	0.3875	0.3875	0.4375	0.5375
For net assets over $10 billion	0.4250	0.3750	0.3750	0.4250	0.5250

The annual complex-level fee for each Fund , payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts,

NUVEEN	83

Notes to Financial Statements (continued)

including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2017, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Symphony International Equity	0.1599%
Symphony Large-Cap Growth	0.1599
Symphony Low Volatility Equity	0.1778
Symphony Mid-Cap Core	0.1982
Symphony Small Cap Core	0.1599

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation expiring January 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of the Funds. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony International Equity	0.99%	July 31, 2019	1.38%
Symphony Large-Cap Growth	0.93	July 31, 2019	1.35
Symphony Low Volatility Equity	0.78	July 31, 2019	1.45
Symphony Mid-Cap Core	0.93	July 31, 2019	1.40
Symphony Small Cap Core	1.09	July 31, 2019	N/A

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Sales charges collected (Unaudited)	$7,687	$51,577	$83,985	$7,736	$1,942
Paid to financial intermediaries (Unaudited)	7,118	45,124	75,986	6,779	1,685

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Commission advances (Unaudited)	$2,600	$13,162	$38,910	$1,787	$422

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
12b-1 fees retained (Unaudited)	$9	$14,522	$55,879	$1,937	$824

The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

84	NUVEEN

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
CDSC retained (Unaudited)	$—	$1,828	$7,081	$1,886	$122

As of September 30, 2017, Nuveen owned shares of the Fund as follows:

	Symphony International Equity	Symphony Small Cap Core
Class A Shares	—	2,500
Class C Shares	—	2,500
Class R3 Shares	3,058	—
Class I Shares	—	45,000

As of September 30, 2017, TIAA owned shares of the Fund as follows:

Symphony Small Cap Core
Class I Shares	1,121,076

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016, Symphony International Equity and Symphony Low Volatility Equity each borrowed $79,589 and $630,735, respectively, from the Unsecured Credit Line at an annualized interest rate of 2.02%. None of the other Funds participated in the Unsecured Credit Line during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date of July 27, 2017.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

NUVEEN	85

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management, LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Foreign Taxes: Nuveen Symphony International Equity Fund paid qualifying foreign taxes of $40,707 and earned $372,401 of foreign source income during the fiscal year ended September 30, 2017. Pursuant to Section 853 of the Internal Revenue Code, Nuveen Symphony International Equity Fund designates $0.05 per share as foreign taxes paid and $0.48 per share as income earned from foreign sources for the fiscal year ended September 30, 2017. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year.

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity
% of QDI	100.0%	100.0%	100.0%
% of DRD	0.0%	100.0%	100.0%

Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2017.

		Symphony Large-Cap Growth	Symphony Low Volatility Equity
Long-term capital gain dividends		$11,124,455	$2,382,389

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

86	NUVEEN

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	87

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper International Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Multi-Cap Core Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Core Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Marketing Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index generally considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Index: An index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market, which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

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Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Symphony Asset Management LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the sub-advisers and their investment teams. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining

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and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds, including Nuveen Symphony Low Volatility Equity Fund (the “Low Volatility Fund”), to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds, including the reduction of the temporary expense cap of Nuveen Symphony Large-Cap Growth Fund (the “Large-Cap Fund”), the Low Volatility Fund and Nuveen Symphony Mid-Cap Core Fund (the “Mid-Cap Fund”) and the reduction of both the management fee and temporary expense cap of Nuveen Symphony International Equity Fund (the “International Fund”) and Nuveen Symphony Small Cap Core Fund (the “Small Cap Fund”); (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017 (or for such shorter periods available for the Small Cap Fund, which did not exist for part of the foregoing time frame). The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the International Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one- and five-year periods and second quartile in the three-year period. Although the Fund underperformed its benchmark in the one- and five-year periods, the Fund outperformed its benchmark in the three-year period. The Board was satisfied with the Fund’s overall performance.

For the Large-Cap Fund, the Board noted that although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the first quartile in the one-year period, second quartile in the three-year period and third quartile in the five-year period. The Board was satisfied with the Fund’s overall performance.

For the Low Volatility Fund, the Board noted that although the Fund underperformed its benchmark in the one-, three- and five-year periods and ranked in the fourth quartile in its Performance Peer Group in the one-year period, the Fund ranked in the first quartile in the three-year period and the third quartile in the five-year period. The Board was satisfied with the Fund’s overall performance.

For the Mid-Cap Fund, the Board noted that the Fund had experienced periods of challenged relative performance ranking in the fourth quartile in the one- and five-year periods and underperforming its benchmark in the one-, three- and five-year periods. The Board, however, noted that the Fund had ranked in the third quartile in the three-year period and provided positive absolute performance over the one-, three- and five-year periods. The Board considered the factors that contributed to the Fund’s relative underperformance, including, among other things, that the Fund had fewer higher beta stock holdings and was overweight in stocks with certain momentum characteristics. The Board was satisfied with the Adviser’s explanation of performance.

For the Small Cap Fund, the Board noted that although the Fund underperformed its benchmark for the one- and three-year periods, the Fund ranked in the third quartile of its Performance Peer Group for such periods. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and, after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in

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reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the International Fund, the Large-Cap Fund, the Mid-Cap Fund and the Small Cap Fund each had a net management fee and net expense ratio below its respective peer averages, and that the Low Volatility Fund had a net management fee in line with its peer average and a net expense ratio below its peer average. The Board also noted that, for the Small Cap Fund, there was not a management fee after fee waivers and expense reimbursements for the last fiscal year.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds and other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and hedge funds. With respect to hedge funds, the Board noted that the Sub-Adviser also assessed a performance fee for advising a hedge fund or account. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Funds through their temporary and/or permanent expense caps. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable) as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

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Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	175
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	175
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	175

96	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	175
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	175
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	175
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	175
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	175

NUVEEN	97

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	175
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	175
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	173

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	175

98	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	89
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	175
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	175
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	175
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	175
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	175
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).	175
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004- 2010).	175

NUVEEN	99

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	175
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	175
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	175
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	175
(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

100	NUVEEN

Notes

NUVEEN	101

Notes

102	NUVEEN

Notes

NUVEEN	103

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-SYMPH-0917D        304515-INV-Y-11/18

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $1,000,000 deductible for operational failures and a $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)	Declaration of Trust of the Registrant, dated as of May 6, 1996.(1)

(1)(b)	Amended Establishment and Designation of Classes, dated as of January 26, 2017.(13)

(1)(c)	Amended Designation of Series, dated as of August 2, 2017.(15)

(2)	By-Laws of the Registrant, amended and restated as of November 18, 2009.(6)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix I to Part A of this Registration Statement.

(5)	Not applicable.

(6)(a)	Management Agreement between the Registrant and Nuveen Fund Advisors, LLC, dated October 1, 2014.(9)

(6)(b)	Amended Schedules A and B of Management Agreement between the Registrant and Nuveen Fund Advisors, LLC, dated June 30, 2016.(11)

(6)(c)	Renewal and Amendment of Investment Management Agreement between the Registrant and Nuveen Fund Advisors, LLC, dated July 24, 2017.(14)

(6)(d)	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated October 1, 2014.(9)

(6)(e)	Notice of Continuance of Investment Sub-Advisory Agreement between the Registrant and Nuveen Asset Management, LLC, dated July 24, 2017.(15)

(7)(a)	Distribution Agreement between the Registrant and John Nuveen & Co. Incorporated, dated as of August 1, 1998.(3)

(7)(b)	Dealer Manager Agreement, dated October 22, 1996.(2)

(7)(c)	Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement, dated as of June 23, 2004.(4)

(7)(d)	Form of Nuveen Funds Rule 22c-2 Agreement.(5)

(7)(e)	Renewal of Distribution Agreement between the Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 4, 2017.(14)

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated as of July 15, 2015.(10)

(9)(b)	Appendix A to the Amended and Restated Master Custodian Agreement, updated as of March 13, 2017.(14)

(10)(a)	Amended and Restated Plan of Distribution and Service Pursuant to Rule 12b-1, effective January 26, 2017.(14)

(10)(b)	Multiple Class Plan Adopted Pursuant to Rule 18f-3, as amended January 26, 2017.(14)

(11)	Opinion and Consent of Counsel is filed herewith.

(12)	Forms of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus is filed herewith.

(13)(a)	Transfer Agency and Service Agreement between the Nuveen Mutual Funds and Boston Financial Data Services, Inc., dated as of May 11, 2012.(7)

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of October 11, 2016.(12)

(13)(c)	Amendment to Transfer Agency and Service Agreement, dated as of May 1, 2017. (14)

(14)(a)	Consent of PricewaterhouseCoopers LLP is filed herewith.

(14)(b)	Consent of KPMG LLP is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of Proxy Card is filed herein and appears following the Joint Proxy Statement/Prospectus constituting Part A of this Registration Statement.

(1)	Filed on May 14, 1996 as an exhibit to the Registrant’s initial Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(2)	Filed on December 16, 1996 as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(3)	Filed on September 28, 1998 as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(4)	Filed on June 29, 2005 as an exhibit to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(5)	Filed on October 31, 2006 as an exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(6)	Filed on October 28, 2010 as an exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(7)	Filed on October 29, 2012 as an exhibit to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(8)	Filed on March 15, 2013 as an exhibit to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(9)	Filed on October 28, 2014 as an exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(10)	Filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(11)	Filed on June 30, 2016 as an exhibit to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(12)	Filed on October 28, 2016 as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(13)	Filed on February 28, 2017 as an exhibit to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(14)	Filed on October 27, 2017 as an exhibit to Post-Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.

(15)	Filed on December 29, 2017 as an exhibit to Post-Effective Amendment No. 134 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganizations.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Chicago and State of Illinois, on the 22nd day of March, 2018.

NUVEEN INVESTMENT TRUST

By:	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity		Date

/s/ Greg A. Bottjer	Chief Administrative Officer		March 22, 2018
Greg A. Bottjer	(principal executive officer)

/s/ Stephen D. Foy	Vice President and Controller		March 22, 2018
Stephen D. Foy	(principal financial and accounting officer)

	Chairman of the Board and Trustee	)
William J. Schneider		)
)
	Trustee	)
Margo L. Cook*		)
)
	Trustee	)
Jack B. Evans*		)	By: /s/ Christopher M. Rohrbacher
		)	Christopher M. Rohrbacher
	Trustee	)	Attorney-in-Fact
William C. Hunter*		)	March 22, 2018
)
	Trustee	)
Albin F. Moschner*		)
)
	Trustee	)
John K. Nelson*		)
)
	Trustee	)
Judith M. Stockdale*		)
)
	Trustee	)
Carole E. Stone*		)
)

Signature	Capacity		Date

	Trustee	)
Terence J. Toth*		)
)
	Trustee	)
Margaret L. Wolff*		)
)
	Trustee	)
Robert L. Young		)
)

*	An original power of attorney authorizing Mark Czarniecki, Diana R. Gonzalez, Kevin J. McCarthy, Christopher M. Rohrbacher, Mark L. Winget, Gifford R. Zimmerman and Eric F. Fess to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed has been executed and is filed herewith as Exhibit 16.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(11)	Opinion and Consent of Counsel.

(12)	Forms of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.

(14)(a)	Consent of PricewaterhouseCoopers LLP.

(14)(b)	Consent of KPMG LLP.

(16)	Powers of Attorney.